                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-12

                                  LITRONIC INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]     No fee required.

[X]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:
               Common stock, $.01 par value per share
               -----------------------------------------------------------------

        (2)    Aggregate number of securities to which transaction applies:
               10,875,128
               -----------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               $2.65, which is the average of the high and low prices of the registrant's common stock on July 6, 2001.
               -----------------------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction: $28,819,089.20
               -----------------------------------------------------------------

        (5)    Total fee paid: $5,764
               -----------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:
               -----------------------------------------------------------------

        (2)    Form, Schedule or Registration Statement No.:
               -----------------------------------------------------------------

        (3)    Filing Party:
               -----------------------------------------------------------------

        (4)    Date Filed:
               -----------------------------------------------------------------

                                  Litronic Inc.
                              17861 Cartwright Road
                                Irvine, CA 92614


Dear Stockholders:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Litronic Inc. that will be held on August __, 2001 at 10:00 a.m., local time, at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612.

     At the meeting you will be asked to consider and vote upon the matters described in the accompanying notice and proxy statement.

     Whether or not you plan to attend the Annual Meeting please sign and date the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope.

                                   Sincerely,


                                   Kris Shah,
                                   Chief Executive Officer

                                  LITRONIC INC.
                              17861 CARTWRIGHT ROAD
                                IRVINE, CA 92614
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST __, 2001
                           --------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Litronic Inc. will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California, on August __, 2001 at 10:00 a.m., local time, for the following purposes:

     (1) To consider and vote on the proposed merger of Litronic Merger Corp., a wholly-owned subsidiary of Litronic Inc., with and into BIZ Interactive Zone, Inc., as contemplated by the Agreement and Plan of Reorganization dated as of July 3, 2001, among Litronic, Litronic Merger Corp. and BIZ. In the merger, Litronic will issue 0.4751248 shares of common stock in exchange for each outstanding share of BIZ's common stock and 0.8564122 shares of common stock in exchange for each outstanding share of BIZ Interactive Zone's Series B Preferred Stock. Upon consummation of the merger, BIZ will become a wholly-owned subsidiary of Litronic. The adoption of the Agreement and Plan of Reorganization will also constitute approval of the merger and the other transactions contemplated by the Agreement and Plan of Reorganization.

     (2) To approve our Amended and Restated 1999 Stock Option Plan;

     (3) To elect four members to our board of directors;

     (4) To approve amendments to our amended and restated certificate of incorporation to increase the authorized number of shares of our common stock and to change the name of the corporation to SSP Solutions, Inc;

     (5) To ratify the appointment of KPMG LLP as our independent auditors for fiscal 2001;

     (6) To approve the issuance of securities in future financing transactions;

     (7) To approve our 2001 Employee Stock Purchase Plan; and

     (8) To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

     The board of directors has fixed the close of business on June 29, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at our executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares.

     The approval of Proposals 1 and 4 will require the affirmative vote of the holders of a majority of our outstanding shares as of the record date. The approval of Proposals 2, 5, 6 and 7 will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the meeting. For Proposal 3, the election of the members of our board of directors, the four nominees of our seven member board receiving the highest vote totals will be elected. The term of one of our current directors, Kris Shah, has not yet expired, so Mr. Shah will remain on our board but is not a nominee for election at this meeting.

     Accompanying this notice are a proxy and proxy statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The proxy may be revoked at any time prior to its exercise at the meeting.


                                             By Order of the Board of Directors,


                                             Kris Shah, Secretary

Irvine, California
_______, 2001

                             YOUR VOTE IS IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, IF YOU SO DESIRE, BUT WILL HELP US TO SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Available Information..........................................................................    2
Summary .......................................................................................    3
Risk Factors...................................................................................   15
The Annual Meeting.............................................................................   23
Proposal 1 -- Approval of the Reorganization Agreement.........................................   25
         The Merger............................................................................   25
         The Reorganization Agreement..........................................................   36
Proposal 2 -- Approval of our Amended and Restated 1999 Stock Option Plan......................   43
Proposal 3 -- Election of Directors............................................................   48
Proposal 4 -- Approval of Amendments to our Certificate of Incorporation.......................   59
Proposal 5 - Ratification of Selection of Independent Auditors.................................   60
Proposal 6 - Approval of the Issuance of Securities in Future Financing Transactions...........   61
Proposal 7 - Approval of our 2001 Employee Stock Purchase Plan.................................   62
Our Management's Discussion and Analysis of Financial Condition and Results of Operations......   65
Security Ownership of Certain Beneficial Owners and Management.................................   74
Description of BIZ's Business..................................................................   76
Management's Discussion and Analysis of Financial Condition and Results of Operations of BIZ...   86
Market Price of and Dividends of BIZ's Common Equity and Related Stockholder Matters...........   91
Unaudited Pro Forma Combined Financial Data of Litronic and BIZ................................   92
Annual Report to Stockholders..................................................................   99
Annual Report on Form 10-K.....................................................................   99
Stockholder Proposals..........................................................................   99
Other Matters..................................................................................   99

Appendix A -- Agreement and Plan of Reorganization.............................................  A-1
Appendix B -- Fairness Opinion.................................................................  B-1
Appendix C -- Consolidated Financial Statements of Litronic....................................  C-1
Appendix D -- Consolidated Financial Statements of BIZ.........................................  D-1
Appendix E -- Litronic Inc. Amended and Restated 1999 Stock Option Plan........................  E-1
Appendix F -- Audit Committee Charter..........................................................  F-1
Appendix G -- Voting Agreement.................................................................  G-1
Appendix H -- 2001 Employee Stock Purchase Plan................................................  H-1


                               CERTAIN DEFINITIONS

     As used in this proxy statement, "Litronic," "we," "our," "ours" and "us" refer to Litronic Inc. and its subsidiaries. References in this proxy statement to "the merger" are references to the merger of Litronic Merger Corp., a wholly-owned subsidiary of Litronic, into BIZ Interactive Zone, Inc., or BIZ, with BIZ surviving as a wholly-owned subsidiary of Litronic.

                    NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This proxy statement contains statements that constitute "forward-looking statements" within the safe harbor provisions of the Private Securities Litigation Reform Act. "Forward-looking statements" are those statements that describe management's beliefs and expectations about the future. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions generally identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

     - we may not achieve the benefits we expect from the merger, which may have a material adverse effect on the combined company's business, financial condition and operating results and/or could result in the loss of key personnel;

     -  the merger could adversely affect our combined financial results;

     - the market price of our common stock may decline as a result of the merger;

     - certain officers and directors may have conflicts of interest that may influence them to support or approve the merger; and

     - failure to complete the merger could negatively impact our stock price, future business and operations.

     In evaluating the merger, you should carefully consider the discussion of these and other factors in the section entitled "Risk Factors" beginning on page 15.

     Should one or more of these risks or uncertainties affect our business or should underlying assumptions prove incorrect, actual results, performance or achievements in 2001 and beyond could differ materially from those expressed in, or implied by, such forward-looking statements.

                                  LITRONIC INC.
                              17861 CARTWRIGHT ROAD
                            IRVINE, CALIFORNIA 92614
                             -----------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST __, 2001
                             -----------------------


                                  INTRODUCTION

     This proxy statement is being furnished to holders of common stock of Litronic Inc., a Delaware corporation, or Litronic, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of our stockholders to be held on August __, 2001, or any adjournment or postponement thereof. This proxy statement and accompanying form of proxy are being mailed to our stockholders on or about ___________, 2001.

     At our annual stockholders' meeting, you will be asked to consider and vote upon proposals to:

     (1) consider and vote on an Agreement and Plan of Reorganization, or the Reorganization Agreement, dated as of July 3, 2001, between Litronic, Litronic Merger Corp. and BIZ Interactive Zone, Inc., a Delaware corporation, or BIZ. Upon consummation of the merger, each share of BIZ common stock, $0.001 par value per share, except for any Dissenting Shares (as described in this proxy statement), issued and outstanding immediately prior to the filing of an Agreement of Merger with the Secretary of State of the State of Delaware, or the Effective Time of the merger, will be converted into 0.4751248 shares (referred to in this proxy statement as the Exchange Ratio) of our common stock, $.01 par value per share; and each issued and outstanding share of BIZ Series B Preferred Stock, $.001 par value per share, or Series B Stock, will be converted into
0.8564122 shares of our common stock (referred to in this proxy statement as the Series B Exchange Ratio), (2) approve our Amended and Restated 1999 Stock Option Plan, (3) approve the election of our directors in accordance with the Reorganization Agreement, (4) approve amendments to our amended and restated certificate of incorporation to increase the authorized number of shares of our common stock and to change our name to SSP Solutions, Inc., (5) ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001, (6) approve the issuance of common stock or other securities, which, when exercised or converted into common stock, will constitute more than 20% of our outstanding common stock in future financing transactions, and (7) approve our 2001 Employee Stock Purchase Plan. These proposals are sometimes collectively referred to in this proxy statement as the Proposals.

     A form of proxy is enclosed for your use. The shares represented by each properly executed, unrevoked proxy will be voted as directed by the stockholder with respect to the matters described in the proxy. If no direction is made, the shares represented by each properly executed, unrevoked proxy will be voted FOR the Proposals.

     Any proxy given may be revoked at any time prior to its exercise by filing with our secretary an instrument revoking the proxy or by filing a duly executed proxy bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his shares in person if he so desires.

     We contemplate that the solicitation of proxies will be made primarily by mail. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing.

     We have one class of securities outstanding, common stock. Only holders of record of our common stock at the close of business on June 29, 2001, or the Record Date, are entitled to notice of and to vote at the annual meeting. As of the Record Date, we had issued and outstanding, 9,747,526 shares of common stock. Each share of our common stock issued and outstanding on the Record Date is entitled to one vote at the annual meeting.

     Kris Shah, our chief executive officer, chairman of the board, president and secretary and certain of his family members and affiliates collectively own 5,368,358 shares, or 55% of our issued and outstanding common stock. Under the terms of a voting agreement, Mr. Shah, certain of his family members and affiliates and Marvin Winkler, the chief executive officer of BIZ, and his affiliates, as well as the holders of Series B Stock, have agreed to vote in favor of the merger.

     THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. THE PROPOSED REORGANIZATION IS A COMPLEX TRANSACTION AND INVOLVES SIGNIFICANT RISKS. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY, PARTICULARLY THE MATTERS REFERRED TO UNDER THE HEADING "RISK FACTORS" BEGINNING ON PAGE 15.

                              AVAILABLE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and in accordance therewith, we file reports, proxy statements and other information with the Securities and Exchange Commission, or the Commission. These materials can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices located at Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of these materials can also be obtained from the Commission at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Our common stock has been traded on The Nasdaq National Market, under the symbol "LTNX" since it began trading publicly on June 9, 1999.

     We have supplied all information contained in this proxy statement relating to us and BIZ has supplied all information relating to BIZ. L.H. Friend, Weinress, Frankson & Presson, LLC, or Friend, has supplied the information regarding its fairness opinion.

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this proxy statement. The summary is not intended to be complete and is qualified in its entirety by reference to the full text of this proxy statement and the attached Appendices. You are urged to read carefully this proxy statement and the attached Appendices in their entirety. See "Risk Factors" for certain information that you should consider.

     This summary contains forward-looking statements regarding future events or the future financial performance of Litronic and BIZ. Actual events and the actual results of Litronic and BIZ may differ materially from those anticipated in or by any forward-looking statement due to certain risks and uncertainties including the risks described under the heading "Risk Factors" and elsewhere in this proxy statement. See "Note Regarding Forward-Looking Statements."

THE COMPANIES

     Litronic. We provide professional Internet data security services and develop and market software and microprocessor-based products that serve to secure electronic commerce and communications over the Internet and other communications networks based on Internet protocols. Our principal executive offices are located at 17861 Cartwright Road, Irvine, California 92614 and our telephone number is (949) 851-1085.

     BIZ. BIZ is a development stage enterprise devoting substantially all of its efforts to develop a complete line of hardware, software and firmware to support secure, private, trusted transactions under the SSP(TM) (Secure Service Provider(TM)) trade name. BIZ's principal executive offices are located at 2030 Main Street, Suite 1250, Irvine, California 92614 and its telephone number is
(949) 655-4500. See "Description of BIZ's Business."

THE ANNUAL MEETING

     Our annual meeting of stockholders will be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612 on August __, 2001, starting at 10:00 a.m., local time. See "The Annual Meeting at page 23 of this proxy statement." At our annual meeting, you will be asked to consider, approve and adopt the Proposals.

     Holders of record of our common stock at the close of business on the Record Date have the right to receive notice of and to vote at the annual meeting. As of the close of business on the Record Date, there were 9,747,526 shares of our common stock outstanding and entitled to vote at the annual meeting. Each share of our common stock is entitled to one vote on each matter that is properly presented to stockholders for a vote at the annual meeting. The approval of Proposals 1 and 4 will require the affirmative vote of the holders of a majority of our outstanding shares as of the Record Date. The approval of Proposals 2, 5, 6 and 7 will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the annual meeting. For Proposal 3, the election of the members of our board of directors, the four nominees receiving the highest vote totals will be elected.

PROPOSAL 1 - THE REORGANIZATION AGREEMENT

     General

     The Reorganization Agreement provides, among other things, for the merger of Litronic Merger Corp. with and into BIZ under the Agreement of Merger (a form of which is attached as an exhibit to the

Reorganization Agreement), which will result in BIZ, as the surviving corporation of the merger, becoming our wholly-owned subsidiary.

     Conversion of BIZ Stock

     Upon consummation of the merger, each share of BIZ common stock, except for any Dissenting Shares, issued and outstanding immediately prior to the Effective Time, will be converted into 0.4751248 shares of our common stock, and each share of Series B Stock, except for any Dissenting Shares, issued and outstanding immediately prior to the Effective time, will be converted into
0.8564122 shares of our common stock. See "The Reorganization Agreement--Conversion of BIZ Stock." Throughout this proxy statement, Dissenting Shares means the shares of BIZ common stock and Series B Stock with respect to which the holder has perfected his demand for dissenter's rights in accordance with applicable provisions of the California General Corporation Law, and has not effectively withdrawn or lost these rights. After the conversion of the BIZ shares in the merger, the current BIZ stockholders (other than Kris Shah) will own approximately 49.5% of our outstanding common stock. Our chief executive officer, chairman of the board, president and secretary, Kris Shah, is a minority stockholder of BIZ. His BIZ shares will convert into 655,174 shares of our common stock at the Effective Time.

     No fractional shares of our common stock will be issued in the merger. In lieu of the issuance of any fractional shares, each former BIZ stockholder who would otherwise be entitled to receive a fraction of a share of our common stock will receive cash equal to the product of that fraction, and the average of the closing prices of one share of our common stock as quoted on The Nasdaq National Market for the five trading day period ending on the trading day immediately preceding the Effective Time.

     When used herein, the Closing Date means a date and a time mutually agreed upon by us and BIZ, not later than the fifth business day after all conditions precedent to our obligations and BIZ's obligations to consummate the merger set forth in the Reorganization Agreement have been satisfied or waived.

     Conditions to the Merger

     Our obligation and BIZ's obligation to consummate the merger are subject to the fulfillment of various conditions, including:

     - the absence of any order, decree, ruling or threat by any court or governmental agency, or any other fact or circumstance that would prohibit or render illegal the transactions contemplated by the Reorganization Agreement;

     -  the approval of our stockholders and BIZ's stockholders;

     - the receipt of all consents, permits or authorizations required by governmental authorities;

     - BIZ shall not have received demands for the exercise of dissenters' rights from holders of shares representing more than 5% of its issued and outstanding shares of capital stock;

     -  our receipt of a fairness opinion of Friend, dated as of the Closing
        Date;

     - the termination of the amended and restated stockholders' agreement among BIZ and certain of its stockholders;

     - our receipt of an opinion of BIZ's counsel and BIZ's receipt of an opinion of our counsel, each dated as of the Closing Date, regarding certain matters set forth in the Reorganization Agreement;

     - the election of the directors nominated and set forth in this proxy statement at our annual meeting of stockholders;

     - the authorization by Nasdaq of the listing on The Nasdaq National Market of our shares of common stock to be issued in connection with the merger; and

     - the approval of the change of our Nasdaq trading symbol to "SSPX." See "The Reorganization Agreement--Conditions to the Reorganization."

     Termination of the Reorganization Agreement

     The Reorganization Agreement is subject to termination at any time prior to the Effective Time, whether before or after approval of the merger by our stockholders or BIZ's stockholders, by:

     -  written agreement of BIZ and us;

     - BIZ, if we breach any representation, warranty, covenant or agreement set forth in the Reorganization Agreement, and that breach would result in the conditions precedent to BIZ's obligations to consummate the merger not being satisfied and which is not curable by us within 45 days;

     - us, if BIZ breaches any representation, warranty, covenant or agreement set forth in the Reorganization Agreement, and that breach would result in the conditions precedent to our obligations to consummate the merger not being satisfied and which is not curable by BIZ within 45 days;

     -  either party, if requisite stockholder approval is not obtained;

     - either party, if the merger has not occurred on or before August 31, 2001 (other than as a result of a breach by the party seeking to terminate the Reorganization Agreement); and

     - either party, if a permanent injunction or other order by any federal or state court which would make illegal or otherwise restrain or prohibit the consummation of the merger has been issued and has become final and nonappealable. See "The Reorganization Agreement--Termination of the Reorganization Agreement."

THE MERGER

     Our Reasons for the Merger

     Our board of directors, by unanimous vote, has determined that the merger is in the best interests of the holders of our common stock and recommends that the holders of our common stock vote in favor of the Proposals. The decision of our board of directors to enter into the Reorganization Agreement and to recommend that our stockholders vote in favor of the Proposals is based upon its evaluation of a number of factors, including, among others, the written opinion dated July 2, 2001, which will be confirmed in writing as of the Closing Date, of Friend that, based upon and subject to the matters set forth in the written opinion, as of these dates, the merger is fair from a financial point of view to our company and to our stockholders. See "The Merger--Our Reasons for the Merger," and "--Fairness Opinion."

     Interests of Certain Persons in the Merger

     There is a member of our management and our board of directors who has interests in the merger that are different from, or in addition to, the interests of our stockholders generally, resulting in a potential conflict of interest. See "The Merger--Interests of Certain Persons in the Reorganization."

     Accounting Treatment

     We anticipate that we will account for the merger as a purchase of BIZ by Litronic. See "The Merger--Accounting Treatment."

     Material Federal Income Tax Consequences of the Merger

     For federal income tax purposes, we each intend that the merger will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, or the Code, and that none of Litronic, Litronic Merger Corp., BIZ or any of their stockholders will recognize any gain or loss for federal or state income tax purposes as a result of the merger.

     Opinion of Investment Banker

     On July 2, 2001, Friend delivered its written opinion to our board of directors stating that, as of that date, the merger was fair to our company and to our stockholders from a financial point of view. The full text of the opinion of Friend dated July 2, 2001, which will be confirmed in writing as of the Closing Date, which sets forth the assumptions made, matters considered and limitations on the review undertaken by Friend, is attached as Appendix B to this proxy statement. Our stockholders are urged to read the entire opinion carefully. See "The Merger--Fairness Opinion."

     Assumption of BIZ Options and BIZ Warrants

     At the Effective Time, we will assume BIZ's Stock Option Plan and each then outstanding option (each referred to herein as a BIZ Option and collectively, as the BIZ Options) and each outstanding warrant (each referred to herein as a BIZ Warrant and collectively, as the BIZ Warrants) to purchase BIZ common stock and convert each BIZ Option or BIZ Warrant into an option or warrant to acquire the number of shares of our common stock determined by multiplying the number of shares of BIZ common stock subject to the BIZ Option or BIZ Warrant at the Effective Time by the Exchange Ratio, at an exercise price per share of our common stock equal to the exercise price per share of the BIZ Option or BIZ Warrant immediately prior to the Effective Time, divided by the Exchange Ratio and rounded up to the nearest whole cent. To avoid fractional shares, the number of shares of our common stock subject to an assumed BIZ Option or BIZ Warrant will be rounded to the nearest whole number of shares (rounded down in the cases of BIZ Options that are incentive stock options, or ISOs.) The other terms of the BIZ Options and BIZ Warrants, including vesting schedules, will remain unchanged. We will file a registration statement on Form S-8 with the Commission with respect to the issuance of shares of our common stock upon exercise of the assumed BIZ Options which are eligible to be registered on Form S-8 as soon as practicable after the Closing Date. As of July 2, 2001, BIZ Options to acquire an aggregate of 1,756,500 shares of BIZ common stock were outstanding and BIZ Warrants to purchase an aggregate of 450,000 shares of BIZ common stock were outstanding. Of these, we hold a warrant to purchase 400,000 shares of BIZ common stock. This warrant will be cancelled upon consummation of the merger.

     Appraisal Rights of Stockholders

     Our stockholders will not have rights of appraisal under the Delaware General Corporation Law, or DGCL, with respect to the merger because our common stock is traded on The Nasdaq National Market.

     Voting Agreements

     Kris Shah and his affiliates and family members, who collectively held, as of the Record Date, approximately 55% of our outstanding common stock, have agreed to vote in favor of the merger and the transactions contemplated by the Agreement of Merger, including the election of the nominees for director named in this proxy statement. Marvin Winkler, the chief executive officer of BIZ and his affiliates and the holders of Series B Stock, who collectively held, together with Kris Shah, as of the Record Date, 100% of BIZ's outstanding stock, are also parties to this voting agreement and have likewise agreed to vote in favor of the merger and the transactions contemplated by the Agreement of Merger, including the election of the nominees for director named in this proxy statement. Therefore, absent an extraordinary event, management believes that the approval of the Proposals described in this proxy statement is assured. A copy of the voting agreement, which contains provisions regarding the voting of those shares, is attached as Appendix G to this proxy statement. You should carefully read the entire voting agreement.

     Ability to Sell Our Stock After the Merger

     All shares of our common stock that holders of BIZ common stock and Series B Stock will receive in connection with the merger will be "restricted securities" as that term is defined in the Securities Act of 1933, as amended, or the Securities Act, and as a result, may only be sold only pursuant to a registration statement or an exemption from registration.

     Regulatory Approvals

     We will file the Agreement of Merger with the Secretary of State of the State of Delaware. Once the Delaware Secretary of State accepts the Agreement of Merger, the merger will be officially completed and effective.

COMPARATIVE PER SHARE DATA AND DIVIDEND INFORMATION

     The following table sets forth the historical per share information of Litronic and BIZ and combined per share data on an unaudited pro forma basis after giving effect to the merger between the two companies, assuming that
0.4751248 shares of our common stock had been issued in exchange for each outstanding share of BIZ common stock and that 0.8564122 shares of our common stock had been issued in exchange for each outstanding share of Series B Stock. You should read this information in conjunction with the selected historical financial data, audited consolidated financial statements and unaudited interim financial statements of Litronic and BIZ, including the notes thereto, which are included as Appendices C and D, respectively, to this proxy statement. You should also read this information in conjunction with the unaudited pro forma combined financial statements, including the notes thereto, which are included elsewhere in this proxy statement. The pro forma information is presented for illustrative purposes only. You should not rely on the pro forma financial information as an indication of the combined financial position or results of operations of future periods or the results that actually would have been realized had the entities been a single entity during the periods presented.

     The unaudited pro forma combined information per share combines the financial information of Litronic with the financial information of BIZ for the three month periods ended March 31, 2001. The unaudited pro forma combined information per share combines the Litronic financial information for the year ended December 31, 2000 with the BIZ financial information from April 30, 2000 (inception) to December 31, 2000.

     Historical book value per common share is computed by dividing stockholders' equity (deficiency) attributable to common stockholders by the number of common shares outstanding at the end of each period presented. Historical book value per preferred share is computed by dividing stockholders' equity attributable to preferred stockholders by the number of shares of Series B Stock outstanding at the end of each period presented. Litronic unaudited pro forma combined book value per share is computed by dividing pro forma total stockholders' equity by the pro forma number of common shares outstanding at March 31, 2001 for both Litronic and BIZ. The BIZ equivalent pro forma book value per share is calculated by multiplying the pro forma combined book value per common share outstanding at March 31, 2001 by the assumed exchange ratio. The BIZ equivalent basic and diluted net loss per share is calculated by multiplying the pro forma combined net loss per share for the period from April 30, 2000 (inception) to December 31, 2000 and for the three months ended March 31, 2001 by the assumed exchange ratio.

                                                                 THREE MONTHS
                                                                     ENDED          PERIOD ENDED
                                                                 MARCH 31, 2001   DECEMBER 31, 2000
                                                                 --------------   -----------------
LITRONIC HISTORICAL PER SHARE DATA:
   Basic and diluted net loss per common share .............      $   (0.24)      $   (4.20)(1)
   Book value per common share at period end ...............      $    0.43       $    0.67

BIZ HISTORICAL PER SHARE DATA:
   Basic and diluted net loss per share ....................      $   (0.35)      $   (0.14)
   Book value per common share at period end ...............      $   (0.66)      $   (0.10)
   Book value per Series B preferred share at period end ...      $    4.44             N/A

LITRONIC UNAUDITED PRO FORMA COMBINED:
   Basic and diluted net loss per common share .............      $   (0.48)      $   (2.46)
   Book value per share at period end ......................      $    2.81             N/A

BIZ EQUIVALENT PRO FORMA COMBINED (UNAUDITED):
   Basic and diluted net loss per common share .............      $   (0.23)      $   (1.17)
   Book value per share at period end ......................      $    1.33             N/A

-------------------------

(1) We have determined that the integration of Pulsar will not be completed as planned. Based on the results of an independent valuation, we recorded an impairment charge of $31.4 million related to unamortized goodwill and intangible assets acquired in connection with our acquisition of Pulsar.

     Our common stock has been traded on The Nasdaq National Market, under the symbol "LTNX" since it began trading publicly on June 9, 1999. As required by the terms of the Reorganization Agreement, prior to the Closing Date, the symbol for trading of our common stock on The Nasdaq National Market shall have been changed to "SSPX." The following table sets forth the range of high and low closing sale prices reported on The Nasdaq National Market for our common stock for the calendar quarters indicated. Such prices are inter-dealer quotations without retail mark-ups, mark-downs or commissions, and may not represent actual transactions. Since BIZ is a privately held corporation, historical per share data for BIZ is not available.

                                                   HIGH              LOW
                                                   ----              ---
1999
    First Quarter.............................       N/A               N/A
    Second Quarter............................    $11.13             $6.56
    Third Quarter.............................    $11.44             $4.16
    Fourth Quarter............................     $9.88             $4.00
2000
    First Quarter.............................    $26.00             $8.72
    Second Quarter............................    $17.38             $6.69
    Third Quarter.............................     $9.50             $2.94
    Fourth Quarter............................     $7.81             $2.34
2001
    First Quarter.............................     $6.59             $2.50
    Second Quarter ...........................     $4.60             $2.46


     The following table sets forth the closing sale price for our common stock on The Nasdaq National Market on February 9, 2001, the last trading day prior to the public announcement of the merger, and on June 15, 2001, the most recent practicable date prior to the printing of this proxy statement.

                                                                     OUR
                                                                    COMMON
                                                                    STOCK
                                                                    ------
                    February 9, 2001...................             $5.69
                    July 6, 2001.......................             $2.60

     During the past two fiscal years, we have not paid any dividends on our common stock. The payment of future dividends on our common stock will be a business decision to be made by our board of directors from time to time based upon our results of operations and financial condition and such other factors as our board of directors considers relevant, although it is presently anticipated that we will retain earnings for the operation and expansion of our business for the foreseeable future. In addition, our loan agreement restricts our ability to pay cash dividends.

                   SELECTED HISTORICAL AND UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

OUR SELECTED HISTORICAL FINANCIAL INFORMATION

     The following selected historical consolidated financial data presented below under the captions "Selected Statements of Operations Data" and "Selected Balance Sheet Data" for, and as of the end of, each of the five years in the five year period ended December 31, 2000, are derived from the consolidated financial statements of Litronic Inc. and subsidiary, which financial statements have been audited by KPMG LLP, independent auditors. The consolidated statements of operations data for the three year period ended December 31, 2000, and the balance sheet data at December 31, 2000 and 1999 are derived from the consolidated financial statements of Litronic which have been audited by KPMG LLP, independent auditors, which are attached hereto as Appendix C. The consolidated statements of operations data for the years ended December 31, 1997 and 1996, and the balance sheet data at December 31, 1998, 1997 and 1996 are derived from the consolidated financial statements of Litronic which have also been audited by KPMG LLP, independent auditors which are not included herein. The selected data presented below for the three month periods ended March 31, 2001 and 2000 and as of March 31, 2001, are derived from the unaudited consolidated financial statements of Litronic which are also attached to this proxy statement as Appendix C. Historical results are not necessarily indicative of the results to be expected in the future.


                                         THREE MONTHS ENDED
                                              MARCH 31,                                  YEAR ENDED DECEMBER 31,
                                        -----------------------     ----------------------------------------------------------------
                                          2001          2000         2000(1)       1999(1)        1998          1997         1996
                                        ---------     ---------     ---------     ---------     ---------     ---------    ---------
SELECTED STATEMENTS OF
OPERATIONS DATA:
Revenues:
   Product .........................    $   4,144     $   4,351     $  37,421     $  29,587     $   5,214     $   8,627    $   7,855
   License and service .............          334           371         1,935         1,270         1,041         1,539        1,541
   Research and development ........           --            --            --           798           398            --           --
                                        ---------     ---------     ---------     ---------     ---------     ---------    ---------
         Total revenues ............        4,478         4,722        39,356        31,655         6,653        10,166        9,396
                                        ---------     ---------     ---------     ---------     ---------     ---------    ---------
Costs and expenses:
   Cost of sales--product ..........        3,066         3,619        30,481        25,478         2,821         3,211        4,098
   Cost of sales--license and
     service........................          133           168           679           590           950           643          581
   Selling, general, and
     administrative.................        1,773         2,380         9,559         7,194         2,631         3,487        2,052
   Research and development ........        1,843         1,322         5,800         3,906         1,334         1,172          725
   Impairment of goodwill and
     other intangibles(2)...........           --            --        31,415            --            --            --           --
   Amortization of goodwill and
     other intangibles .............           23           703         2,828         1,448            --            --           --
                                        ---------     ---------     ---------     ---------     ---------     ---------    ---------

Operating income (loss) ............       (2,360)       (3,470)      (41,406)       (6,961)       (1,083)        1,653        1,940

Other (income) expense, net ........           16           (14)           (7)          168           418            42           19
                                        ---------     ---------     ---------     ---------     ---------     ---------    ---------
Earnings (loss) from continuing
   operations before income taxes ..       (2,376)       (3,456)      (41,399)       (7,129)       (1,501)        1,611        1,921
Provision for (benefit from)
   income taxes ....................           --             5             6           (43)          (95)           22           29
                                        ---------     ---------     ---------     ---------     ---------     ---------    ---------
Earnings (loss) from continuing
   operations ......................    $  (2,376)    $  (3,461)    $ (41,405)    $  (7,086)    $  (1,406)    $   1,589    $   1,892
                                        ---------     ---------     ---------     ---------     ---------     ---------    ---------
Net earnings (loss) ................    $  (2,376)    $  (3,461)    $ (41,405)    $  (7,086)    $  (1,406)    $  15,334    $     906
                                        ---------     ---------     ---------     ---------     ---------     ---------    ---------

Earnings (loss) from continuing
   operations per share: basic and
   diluted .........................    $   (0.24)    $   (0.35)    $   (4.20)    $   (1.00)    $    (.36)    $     .41    $     .49
                                        =========     =========     ---------     ---------     ---------     ---------    ---------
Net earnings (loss) per share:
   basic and diluted ...............    $   (0.24)    $   (0.35)    $   (4.20)    $   (1.00)    $    (.36)    $    3.96    $     .23
                                        =========     =========     =========     =========     =========     =========    =========
Shares used in per share
   computations: basic and diluted .    9,746,814     9,871,826     9,862,472     7,055,882     3,870,693     3,870,693    3,870,693
                                        =========     =========     =========     =========     =========     =========    =========

--------------------------

(1) On June 14, 1999, we acquired Pulsar Data Systems, Inc., or Pulsar. All outstanding shares of Pulsar were exchanged for 2,169,938 shares of our common stock. The acquisition was accounted for using the purchase method of accounting, and accordingly, the results of operations of Pulsar have been included in our consolidated financial statements from June 14, 1999.

(2) We have determined that the integration of Pulsar will not be completed as planned. Based on the results of an independent valuation, we recorded an impairment charge of $31.4 million in the fourth quarter of 2000 related to unamortized goodwill and intangible assets from our acquisition of Pulsar.

                                                    AS OF                            AS OF DECEMBER 31,
                                                  MARCH 31,    ---------------------------------------------------------------
                                                    2001          2000        1999          1998         1997          1996
                                                  ---------    ---------    ---------    ---------     ---------     ---------
SELECTED BALANCE SHEET DATA:
Cash and cash equivalents ....................    $   3,885    $   4,120    $   6,441    $     898     $     490     $     862
Working capital ..............................        2,733        4,858       12,592          758           385         1,662
Total assets .................................        8,863       11,768       51,104        2,791         2,347         7,409
Current installments of long-term debt .......        1,149        1,986          481          580            --           545
Long-term debt, less current installments ....           --           19           --        5,200         3,506         4,997
Total liabilities ............................        4,688        5,220        3,171        6,998         5,148         7,510
Total shareholders' equity (deficit) .........        4,175        6,548       47,933       (4,207)       (2,801)         (101)

BIZ'S SELECTED HISTORICAL FINANCIAL INFORMATION

     The following selected historical consolidated financial data should be read in conjunction with BIZ's consolidated financial statements and related notes thereto attached hereto as Appendix D. The consolidated statements of operations data for the period from April 30, 2000 (inception) to December 31, 2000, and the balance sheet data at December 31, 2000 are derived from the consolidated financial statements of BIZ which have been audited by KPMG LLP, independent auditors, which are attached hereto as Appendix D. The consolidated statements of operations data for the three month period ended March 31, 2001 and the period from April 30, 2000 (inception) through March 31, 2001 and balance sheet data at March 31, 2001 are derived from the unaudited consolidated financial statements of BIZ which are also attached as Appendix D. Historical results are not necessarily indicative of the results to be expected in the future.

                                                     PERIOD FROM INCEPTION                          PERIOD FROM INCEPTION
                                                        (APRIL 30, 2000)         THREE MONTHS         (APRIL 30, 2000)
                                                             THROUGH                 ENDED                THROUGH
                                                         MARCH 31, 2001         MARCH 31, 2001        DECEMBER 31, 2000
                                                     ---------------------      --------------      ---------------------
STATEMENT OF OPERATIONS DATA:

   Total revenues............................                     $--                    $--                   $--
   Cost of sales.............................                      --                     --                    --
   Operating expenses........................                 (4,372)                (2,155)               (2,217)
   Realized loss on trading securities.......                 (3,620)                (3,620)                    --
   Interest income, net......................                      20                      7                    13
   Net loss..................................                 (7,972)                (5,768)               (2,204)
   Net loss per share........................                  (0.49)                 (0.35)                (0.14)


                                                                         AS OF                   AS OF
                                                                    MARCH 31, 2001         DECEMBER 31, 2000
                                                                    --------------         -----------------
BALANCE SHEET DATA:
Cash and cash equivalents....................................             $36                     $407
Working capital..............................................           6,044                    (702)
Total assets.................................................           9,104                      541
Current installments of long-term debt.......................             918                      370
Long-term debt, less current installments....................              --                       --
Total liabilities............................................           2,925                    1,137
Series A preferred stock.....................................           1,000                    1,000
Total shareholders' equity (deficiency)......................           5,179                  (1,596)

UNAUDITED SELECTED PRO FORMA COMBINED FINANCIAL INFORMATION

     The selected unaudited pro forma combined financial data reflects the merger using the purchase method of accounting. The unaudited pro forma condensed combined statements of operations combine Litronic's consolidated statement of operations data for the fiscal year ended December 31, 2000 with BIZ's statement of operations data for the period from April 30, 2000 (inception) to December 31, 2000 and combine Litronic's and BIZ's consolidated statement of operations data for the three month period ended March 31, 2001. The unaudited selected pro forma combined balance sheet data combines Litronic's and BIZ's consolidated balance sheet data as of March 31, 2001. The selected unaudited pro forma combined financial data have been derived from information contained in the most recent annual and quarterly consolidated financial statements of Litronic and BIZ, which are attached hereto, and has been prepared to illustrate the effects of the merger as if it had occurred on January 1, 2000, with respect to the statements of operations information, and as of March 31, 2001, with respect to the balance sheet information. The complete unaudited pro forma combined financial statements are included elsewhere herein.

     The selected unaudited pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated at the beginning of the periods indicated, nor is such information indicative of the future operating results of financial position of Litronic after the merger.

                                                    THREE MONTHS ENDED         PERIOD ENDED
                                                      MARCH 31, 2001         DECEMBER 31, 2000
                                                    ------------------       -----------------
Revenues:
   Product ........................................      $  4,144               $ 37,421
   License and service ............................           334                  1,935
                                                         --------               --------
     Total revenues ...............................         4,478                 39,356
                                                         --------               --------

Cost and expenses
   Cost of sales -- product .......................         3,066                 30,481
   Cost of sales -- license and service ...........           133                    679
   Selling, general and administrative ............         2,517                 11,225
   Research and development .......................         3,296                  6,615
   Impairment of goodwill and other intangibles ...            --                 31,415
   Amortization of goodwill and other intangibles..         1,828                 10,051
                                                         --------               --------

                                                    THREE MONTHS ENDED         PERIOD ENDED
                                                      MARCH 31, 2001         DECEMBER 31, 2000
                                                    ------------------       -----------------

     Operating loss .............................          (6,362)               (51,110)
Interest expense (income), net ..................               9                    (20)
Realized loss on trading securities .............           3,620                     --
                                                         --------               --------
Loss before income taxes ........................          (9,991)               (51,090)
Provision for income taxes ......................              --                      6
                                                         --------               --------
Net loss ........................................        $ (9,991)              $(51,096)
                                                         ========               ========
Net loss per share:
   Basic and diluted ............................        $  (0.48)              $  (2.46)
                                                         ========               ========
Shares used in per share computations:
       Basic and diluted ........................          20,622                 20,737
                                                         ========               ========


                                                                       AT
                                                                 MARCH 31, 2001
                                                                 --------------
BALANCE SHEET DATA:
Cash and cash equivalents....................................       $ 6,401
Working capital..............................................         5,778
Total assets.................................................        67,528
Total liabilities............................................         9,613
Total stockholders' equity...................................        57,915

LISTING OF OUR COMMON STOCK

     Our common stock is listed on The Nasdaq National Market, and trades under the symbol "LTNX." On or immediately after the Closing Date, we will change our trading symbol to "SSPX."

RISK FACTORS

     THE PROPOSED MERGER IS A COMPLEX TRANSACTION AND INVOLVES SIGNIFICANT RISKS. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THE ENTIRE PROXY STATEMENT, PARTICULARLY THE MATTERS REFERRED TO UNDER THE HEADING "RISK FACTORS" BEGINNING ON PAGE 15.

PROPOSAL 2 -- AMENDED AND RESTATED 1999 STOCK OPTION PLAN

     On May 31, 2001, our board of directors adopted our Amended and Restated 1999 Stock Option Plan, subject to stockholder approval. Under the Amended and Restated 1999 Stock Option Plan, we have increased the number of shares of our common stock issuable upon exercise of stock options granted under the plan from 1,500,000 to 4,000,000 shares. The purpose of the plan is to strengthen our ability to attract and retain well-qualified personnel, to furnish additional incentive to those persons who contribute to, and are responsible for, our success, and enhance stockholder value as a result.

PROPOSAL 3 -- ELECTION OF DIRECTORS

     The election of four directors to our board of directors.

PROPOSAL 4 -- AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION

     We are proposing amendments to our amended and restated certificate of incorporation, upon approval by the holders of a majority of our outstanding common stock, to change our name to SSP Solutions, Inc. in accordance with the terms of the Reorganization Agreement and to increase the number of shares of common stock that we are authorized to issue to 100,000,000 shares.

PROPOSAL 5 -- APPOINTMENT OF KPMG LLP

     Ratification of KPMG LLP as our independent auditors for 2001.

PROPOSAL 6 -- ISSUANCE OF SECURITIES IN FUTURE FINANCING TRANSACTIONS

     We are seeking your approval, in accordance with The Nasdaq National Market Rules, to issue common stock or securities exercisable for, or convertible into, common stock, which, when exercised or converted, would constitute more than 20% and up to 50% of our outstanding common stock after the merger. The purpose of this proposal is to provide us with the flexibility to take advantage of future opportunities to raise additional capital.

PROPOSAL 7 -- 2001 EMPLOYEE STOCK PURCHASE PLAN

     On June 12, 2001, our board of directors adopted our 2001 Employee Stock Purchase Plan, subject to stockholder approval. There are 1,000,000 shares of our common stock reserved for issuance under this plan, none of which have been granted as of the date of this proxy statement. The purpose of this plan is to provide us with an additional method to provide incentives to and increase retention of our employees.

                                  RISK FACTORS

     You should carefully consider and evaluate the following risks, which are not listed in order of priority, in addition to the other information contained in this proxy statement before making a decision about voting on any of the Proposals.

                           RISKS RELATED TO THE MERGER

THE ANTICIPATED BENEFITS OF THE MERGER MAY NOT BE REALIZED

     The anticipated benefits of the merger with BIZ may not be realized due to a number of factors. For example,:

     - The anticipated management synergies and operational efficiencies of the merger may not be realized.

     - The anticipated increase in sales resulting from the combined efforts and combined distribution channels may not be realized.

WE MAY NOT SUCCESSFULLY INTEGRATE OUR BUSINESS WITH BIZ, WHICH COULD HARM FUTURE EARNINGS

     Following the merger, there may be challenges in integrating our products and services with those of BIZ and this may continue for some time. The integration might not be smooth or successful. The integration of certain operations requires the dedication of management resources, which may temporarily distract management's attention from the day-to-day business of the combined company. The business of the combined company may also be disrupted by employee uncertainty and lack of focus during the integration. If this occurs, the anticipated advantages from the merger could be undermined and our business, financial condition and results of operations could be adversely impacted.

OUR INABILITY TO INTEGRATE OUR MANAGEMENT TEAM WITH BIZ'S MANAGEMENT TEAM MAY ADVERSELY AFFECT OUR ABILITY TO REALIZE THE EXPECTED BENEFITS OF THE MERGER

     The success of the merger depends, in part, on our ability to unite the members of our respective management teams. As a result of the merger, there will be significant changes at our senior executive officer level. Combining management from BIZ and our company will result in changes that will affect all employees and operations. Differences in corporate cultures, strategies and management philosophies may strain employee relations. Additionally, if we encounter difficulties in integrating our management teams, our ability to realize the expected benefits from the merger, including management synergies, operational efficiencies and increased sales, could be adversely affected.

OUR STOCKHOLDERS WILL SUFFER IMMEDIATE AND SUBSTANTIAL DILUTION TO THEIR EQUITY AND VOTING INTERESTS

     The total number of shares of our common stock to be issued in the merger is 10,875,128, which represents approximately 111.6% of the total number of shares of our common stock currently outstanding. Accordingly, the merger will have the effect of substantially reducing the percentage of equity and voting interest held by each of our stockholders.

THE BIZ STOCKHOLDERS WILL BE ABLE TO INFLUENCE OUR COMPANY SIGNIFICANTLY FOLLOWING THE MERGER

     After the merger, former BIZ stockholders (other than Kris Shah), including those who become directors or executive officers of our company, will hold approximately 49.5% of the total number of shares of our common stock outstanding. As a result, they will be able to exercise substantial influence on the election of directors and other matters submitted for approval by our stockholders. This concentration of ownership of our common stock may make it difficult for our other stockholders to successfully approve or defeat matters submitted for stockholder action. It may also have the effect of delaying, deterring or preventing a change in control of our company without the consent of the BIZ stockholders.

UNANTICIPATED COSTS RELATING TO THE MERGER COULD REDUCE OUR FUTURE EARNINGS

     We believe that we have reasonably estimated the likely costs of integrating our operations with the operations of BIZ and the incremental costs of operating as a combined company. It is possible that unexpected transaction costs, such as taxes, fees or professional expenses, or unexpected future operating expenses, such as increased personnel costs, as well as other types of unanticipated developments, could adversely impact our business and profitability.

THE UNCERTAINTIES ASSOCIATED WITH THE MERGER MAY CAUSE OUR CUSTOMERS AND BIZ'S CUSTOMERS TO DELAY OR DEFER DECISIONS, WHICH MAY RESULT IN THE LOSS OF CUSTOMERS AND REVENUES

     Our customers and BIZ's customers may, in response to the announcement of the merger and prior to its effectiveness, delay or defer decisions concerning business with both companies. Any delay or deferral in those decisions by our respective customers could adversely affect our businesses. For example, either BIZ or we could experience a decrease in expected revenue as a consequence of such delays or deferrals.

THE UNCERTAINTIES ASSOCIATED WITH THE MERGER MAY CAUSE BIZ OR US TO LOSE KEY PERSONNEL

     Current and prospective employees of ours or of BIZ may perceive uncertainty about their future role with the combined company until strategies with regard to the combined company are announced or executed. Any uncertainty may adversely affect either company's ability to attract and retain key management, sales, marketing and technical personnel.

MERGER-RELATED ACCOUNTING CHARGES MAY DELAY OR REDUCE OUR PROFITABILITY

     We are accounting for the acquisition of BIZ as a purchase. Under the purchase method of accounting, the purchase price of BIZ will be allocated to the fair value of the identifiable tangible and intangible assets and liabilities that we acquire from BIZ. The excess of the purchase price over BIZ's tangible net assets will result in intangible assets for us that will have to be amortized over their useful lives, unless the Financial Accounting Standards Board, or the FASB, proposal described below is adopted. In addition, we will incur an in-process research and development charge in connection with our acquisition of BIZ. As a result, we will incur accounting charges from the merger that may delay and reduce our profitability after the merger.

IF ADOPTED, RECENT PROPOSALS OF THE FASB WOULD CAUSE US TO HAVE TO EVALUATE THE FAIR VALUES OF INTANGIBLE ASSETS AND GOODWILL THAT WE ACQUIRE IN THE MERGER WHICH COULD RESULT IN SIGNIFICANT CHARGES TO OUR EARNINGS AND MAY ADVERSELY AFFECT THE MARKET PRICE OF OUR COMMON STOCK

     In February 2001, the FASB issued an exposure draft, "Business Combinations and Intangible Assets-Accounting for Goodwill," that proposes significant changes to the current treatment of goodwill and intangible assets in a business combination. As proposed, the changes would require companies to perform impairment tests on goodwill and certain intangibles using a fair value approach rather than requiring companies to amortize goodwill and certain intangibles over their useful lives. If the exposure draft is adopted and becomes effective as currently anticipated, we will be required to evaluate periodically whether intangible assets and goodwill that we acquire in the merger have fair values that meet or exceed the amounts recorded on our balance sheet. We cannot predict whether or when there will be an impairment charge, or the amount of such charge, if any. However, if the charge is significant, it could cause the market price of our common stock to decline. In addition, adoption of the exposure draft will eliminate recurring amortization charges that would remove intangible assets and goodwill from our balance sheet, and such amounts will remain permanently on our balance sheets unless future evaluations require us to record impairment charges.

THE EXCHANGE RATIO AND THE SERIES B EXCHANGE RATIO WILL NOT BE ADJUSTED FOR CHANGES IN OUR STOCK PRICE

     The number of shares of our common stock into which each outstanding share of BIZ common stock and Series B Stock is to be converted in the merger is fixed at 0.4751248 shares for each share of BIZ common stock and 0.8564122 shares for each share of Series B Stock. These conversion rates were determined based on the relative values of the two companies determined by their management and boards of directors. The market value of our common stock and/or the value of the BIZ stock at the Effective Time may vary significantly from the value as of the date on which the Reorganization Agreement was executed, the date of this proxy statement or the date on which our stockholders vote on the merger. These changes may result from a number of factors, including, among others:

     - market perception of the synergies expected to be achieved by the merger;

     -  changes in the business, operations or prospects of ours or of BIZ;

     - market assessments of the likelihood that the merger will be completed and the timing of the merger; and

     -  general market and economic conditions.

     Because neither the Exchange Ratio nor the Series B Exchange Ratio will be adjusted to reflect changes in the market value of our common stock or the value of the BIZ stock, the market value of our common stock issued in the merger, and the value of the BIZ stock surrendered in the merger, may be higher or lower than the value of these shares at the time the merger was negotiated or approved by our board of directors. We are not permitted to terminate the Reorganization Agreement or resolicit the vote of our stockholders because of changes in the market price of our common stock or the value of the BIZ stock.

KRIS SHAH, OUR CHIEF EXECUTIVE OFFICER, PRESIDENT, CHAIRMAN OF THE BOARD AND SECRETARY, HAS INTERESTS IN THE MERGER THAT ARE DIFFERENT FROM, OR ARE IN ADDITION TO, YOUR INTERESTS AS A STOCKHOLDER

     Kris Shah, our chief executive officer, president, chairman of the board and secretary, beneficially owns 1,400,000 shares of BIZ common stock. These shares will convert into 665,174 shares of our common stock in the merger. See "The Merger--Interests of Certain Persons in the Reorganization." As a result, Mr. Shah may be more likely to vote to approve the Reorganization Agreement than if he did not own shares of BIZ common stock. You should consider whether this may have influenced Mr. Shah to support or recommend the Reorganization Agreement and the merger.

AFTER THE MERGER, A SMALL NUMBER OF STOCKHOLDERS, WHO INCLUDE CERTAIN OF OUR OFFICERS AND DIRECTORS, WILL HAVE THE ABILITY TO CONTROL STOCKHOLDER VOTES

     Kris Shah, Marvin Winkler, their affiliates and certain family members will own, in the aggregate, approximately 63.8% of our outstanding common stock after the merger. These stockholders, if acting together, would have the ability to elect our directors and to determine the outcome of corporate actions requiring stockholder approval, irrespective of how our other stockholders may vote. In fact, these stockholders, along with the holders of BIZ's Series B Stock, have entered into a voting agreement which provides, among other things, that for a period of three years after the consummation of the merger, each of these two groups will vote their shares to ensure that three persons selected by Marvin Winkler, three persons selected by Kris Shah, and one person jointly selected by Messrs. Winkler and Shah are elected to our board of directors at each annual or special meeting called for the purpose of electing directors. This concentration of ownership may also have the effect of delaying or preventing a change in control of our company.

                         RISKS RELATED TO BIZ'S BUSINESS

BIZ HAS INCURRED NET LOSSES AND GENERATED NO REVENUES OR PRODUCT SALES SINCE ITS INCEPTION AND MAY NOT GENERATE SUFFICIENT NET REVENUE IN THE FUTURE TO ACHIEVE OR SUSTAIN PROFITABILITY

     BIZ has incurred net losses since its inception, including net operating losses of $2,217,000 and net losses of $2,204,000 in the period from April 30, 2000 (inception) to December 31, 2000 and net operating losses of $2,155,000 and net losses of $5,768,000 (including realized losses of $3,620,000 on trading securities) for the three months ended March 31, 2001. In addition, BIZ generated no revenues or product sales in the period from April 30, 2000 (inception) to December 31, 2000 or during the three months ended March 31, 2001. To achieve profitability, BIZ will need to generate and sustain sufficient revenues while maintaining reasonable cost and expense levels. BIZ expects to continue to incur significant operating expenses primarily to support research and development and expansion of its sales and marketing efforts. These expenditures may not result in increased revenues or customer growth. BIZ does not know when or if it will become profitable. BIZ may not be able to sustain or increase profitability on a quarterly or annual basis.

IF BIZ'S SSP(TM) SOLUTION SUITE IS NOT COMMERCIALLY SUCCESSFUL, BIZ'S OPERATING RESULTS WILL SUFFER

     BIZ is seeking to enter the complex and competitive market for digital commerce and communication security solutions. BIZ believes that many potential customers in its target markets are not fully aware of the need for security products and services in the digital economy. Historically, only enterprises having substantial resources developed or purchased security solutions for Internet or other means of delivering digital content. Also, there is a perception that security in delivering digital content is costly and difficult to implement. Therefore, BIZ will not succeed unless it can educate its target markets about the need for security in delivering digital content and convince potential customers of BIZ's ability to provide this security in a cost-effective and easy-to-use manner.

     Even if BIZ convinces its target markets about the importance of and need for such security, BIZ does not know if this will result in the sale of its products. To date, BIZ has not entered into any commitments or contractual agreements for the delivery of its SSP(TM) Solution Suite products or components. Commercial customers may not select BIZ's products over those of its competitors. If BIZ's SSP(TM) Solution Suite products or components do not achieve wide market acceptance and/or if BIZ's pricing system is not competitive, BIZ's ability to earn revenues will be negatively impacted and its operating results will suffer.

BIZ'S COMPLETE RELIANCE ON THIRD PARTY TECHNOLOGIES FOR THE DEVELOPMENT OF ITS PRODUCTS AND ITS RELIANCE ON THIRD PARTIES FOR MANUFACTURING MAY DELAY PRODUCT LAUNCH, IMPAIR ITS ABILITY TO DEVELOP AND DELIVER ITS PRODUCTS OR HURT ITS ABILITY TO COMPETE IN THE MARKET

     BIZ has licensed the rights to use a broad array of technology components from third parties to develop the SSP(TM) Solution Suite and BIZ faces many risks associated with its reliance on third parties as follows:

     - a third party may develop or enable others to develop a similar solution for digital communication security issues as the SSP(TM) Solution Suite thereby eroding BIZ's market share;

     - BIZ's dependence on the patent protection of third parties may not afford BIZ any control over the protection of the technologies that it relies on, and, thus, if any of the patent protection of such third parties was compromised, BIZ's ability to compete in the market would also be impaired.

     BIZ currently does not have any products in the market, but plans to launch its first product in July 2001. BIZ will depend entirely on third parties for the manufacturing of its initial products and any future products. As a result, if any manufacturer fails to timely deliver adequate supplies of a sufficiently high quality product, this will delay product launch, impair BIZ's ability to deliver its products on a timely basis, or otherwise impair BIZ's competitive position.

INTENSE COMPETITION IN ITS MARKET COULD PREVENT BIZ FROM GENERATING OR SUSTAINING ITS REVENUES AND ACHIEVING OR SUSTAINING PROFITABILITY

     The market for the products that BIZ is developing is very competitive and BIZ expects the intensity of competition to increase. There are few substantial barriers to entry and additional competition from existing competitors and new market entrants is likely to occur in the future. Many of BIZ's anticipated competitors have longer operating histories, greater name recognition, access to larger customer bases and significantly greater financial, technical, operational and marketing resources and more experience in research and development than BIZ. As a result, they may be able to adapt more quickly to new or emerging technologies and changes in customer requirements or to devote greater resources to the promotion and sale of their products than BIZ. These companies may have developed or could in the future develop new technologies that will compete with BIZ's products or even render BIZ's products obsolete. To the extent that these alternative technologies provide comparable solutions for the digital economy at lower cost than BIZ's products, BIZ's potential customers may choose to purchase products from its competitors. Increased competition could result in pricing pressures, reduced sales, reduced margins or failure to achieve or maintain widespread market acceptance, any of which could prevent BIZ from generating or sustaining its revenues or achieving or sustaining profitability.

BIZ'S INABILITY TO MAINTAIN AND DEVELOP NEW RELATIONSHIPS WITH PARTNERS AND SUPPLIERS COULD IMPACT BIZ'S ABILITY TO OBTAIN OR SELL ITS SSP(TM) SOLUTION SUITE AND RESULT IN A FAILURE TO GENERATE REVENUES

     BIZ plans to obtain its products, have products built to specifications and sell its products through alliance and supplier agreements. While BIZ will have direct sales channels, it currently anticipates that many of its products will be sold through alliance and supplier partners. While BIZ has entered into several such agreements, none of these agreements include commitments to purchase any of BIZ's products. If alliance or supplier agreements are cancelled, modified or delayed, if alliance or supplier partners decide not to purchaser BIZ's products or purchase only limited quantities of BIZ's products, or if BIZ is unable to enter into additional alliance or supplier agreements, BIZ's ability to produce and sell its products and, therefore, its ability to generate revenues, could be adversely affected.

FAILURE TO LICENSE NEW TECHNOLOGIES COULD IMPAIR BIZ'S NEW PRODUCT DEVELOPMENT

     BIZ's SSP(TM) Solution Suite is a collection of technologies licensed from its alliance and supplier partners. As a result, BIZ's ability to license new technologies from third parties is, and will continue to be, critical to its ability to offer a complete suite of products that meets customer needs and technological requirements. Some of BIZ's licenses do not run for the length of the patent. BIZ may not be able to renew its existing licenses on favorable terms, or at all. If BIZ loses the rights to a patented technology, it may need to stop selling certain of its products, redesign its products or lose a competitive advantage. Potential competitors could license technologies that BIZ fails to license and potentially erode BIZ's market share for certain products.

FAILURE TO DEVELOP NEW PRODUCTS COULD REDUCE BIZ'S GROWTH RATE OR DAMAGE ITS BUSINESS

     The markets for the products that BIZ is developing are characterized by rapid technological change and frequent new product introductions. BIZ's future success will depend, in part, on its timely development and introduction of new products that address these evolving market requirements. Product development for Internet and other digital communication network security applications requires substantial engineering time and testing. To the extent that BIZ fails to introduce new and innovative products, it will probably lose market share to its competitors, which may be difficult or impossible to regain. An inability, for technological or other reasons, to successfully develop and introduce new products could reduce BIZ's growth rate or damage its business.

THE AVERAGE SELLING PRICE OF THE PRODUCTS THAT BIZ IS DEVELOPING MAY DECREASE, WHICH MAY REDUCE GROSS MARGINS

     The average selling prices for the products that BIZ is developing may decline as a result of competitive pricing pressures, promotional programs and customers who negotiate price reductions in exchange for longer term purchase commitments. The pricing of products depends on the specific features and functions of the products, purchase volumes and the level of sales and service support required. BIZ expects competition to increase in the future. As BIZ experiences pricing pressure, it anticipates that the average selling prices and gross margins for its products will decrease over product life cycles. These same competitive pressures may require BIZ to write down the carrying value of inventory on hand, if any.

BIZ HAS NOT GENERATED ANY SALES TO DATE OF ITS SSP(TM) SOLUTION SUITE, WHICH MAKES IT DIFFICULT TO EVALUATE ITS CURRENT BUSINESS PERFORMANCE AND FUTURE PROSPECTS

     To date, BIZ has not sold any products and has not established a sales and marketing force to promote these products. BIZ may be unable to establish sales and marketing operations to levels necessary for it to grow its business, especially if it is unsuccessful at selling its products into vertical markets. BIZ may not be able to support the promotional programs required by selling simultaneously into several markets. If BIZ is unable to develop an efficient sales system, its operating results will suffer.

DELAYS IN DELIVERIES FROM BIZ'S COMPONENTS SUPPLIERS OR DEFECTS IN COMPONENTS SUPPLIED BY ITS VENDORS COULD CAUSE REVENUES TO DECLINE AND ADVERSELY AFFECT BIZ'S OPERATING RESULTS

     BIZ relies on a limited number of vendors for certain components for the products which it is developing that will comprise the SSP(TM) Solution Suite. If BIZ is unable to purchase these components, this may delay or prevent product shipments and result in a loss of sales. In addition, if any components have undetected flaws, this could lead to unanticipated costs to repair or replace these parts. This could cause a loss of revenue, which would adversely affect BIZ's results of operations. BIZ may not be able to replace any of its supply sources on economically advantageous terms. Further, if BIZ experiences price increases for the components for its products, it will experience declines in its gross margins.

BIZ MAY NOT BE ABLE TO PROTECT ITS PROPRIETARY RIGHTS ADEQUATELY, WHICH MAY LIMIT ITS ABILITY TO COMPETE EFFECTIVELY

     Unauthorized parties may misappropriate or infringe on BIZ's trade secrets, trademarks and similar proprietary rights. BIZ has not received any patent protection for its technology or products. Even if BIZ obtains such patents, it will not guarantee that its patent rights are valuable, create a competitive barrier or will be free from infringement. In addition, competitors may independently develop similar or superior technologies and products or duplicate the technologies and products BIZ has developed, which could substantially limit the value of its intellectual property and thus its ability to compete effectively.

BIZ MAY BE REQUIRED TO UNDERTAKE COSTLY LEGAL PROCEEDINGS TO ENFORCE OR PROTECT ITS INTELLECTUAL PROPERTY THAT COULD SUBJECT BIZ TO SIGNIFICANT LIABILITY FOR DAMAGES AND INVALIDATION OF ITS PROPRIETARY RIGHTS

     In the future, litigation may be necessary for BIZ to protect its trademarks, trade secrets and other intellectual property rights, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity. Litigation is inherently uncertain and any adverse decision could limit BIZ's ability to offer some of its products. Any litigation, regardless of its merit or success, would be costly and divert BIZ's managerial, technical, legal and financial resources from normal business operations, which could adversely affect BIZ's business, financial condition and results of operations. Additionally, adverse determinations in litigation could result in a loss of BIZ's proprietary rights, subject it to significant liabilities, require it to seek licenses from third parties which only may be available on unacceptable terms, or limit the value of its products that incorporate challenged proprietary rights.

IF THE INTERNET AND OTHER DIGITAL COMMUNICATIONS NETWORKS DO NOT CONTINUE TO GROW OR IF BIZ IS UNABLE TO ADDRESS THE ISSUES ASSOCIATED WITH THE DEVELOPMENT OF THE INTERNET AND OTHER DIGITAL COMMUNICATION NETWORKS, DEMAND FOR THE PRODUCTS BEING DEVELOPED BY BIZ MAY NOT INCREASE AND ITS BUSINESS AND FINANCIAL CONDITION WILL SUFFER

     Increased demand for the products being developed by BIZ depends in large part on the continued growth of the Internet and other digital communication networks and the widespread acceptance and use of the Internet and other digital communication networks for electronic commerce and communications. If the use of electronic commerce and communications by BIZ's potential customers does not increase or increases more slowly than expected, BIZ's ability to develop and market its products would be adversely affected. Additionally, the Internet infrastructure is characterized by rapid technological change, frequent enhancements to existing products and new product introductions, changes in customer requirements and evolving industry standards. BIZ may not be able to respond effectively or quickly to these developments. The introduction by competitors of new products, market acceptance of products based on new or alternative technologies, or the emergence of new industry standards could render BIZ's products obsolete, which would negatively impact its business, prospects and financial performance.

BIZ MAY HAVE TO DEFEND LAWSUITS OR PAY DAMAGES IN CONNECTION WITH ANY ALLEGED OR ACTUAL FAILURE OF ITS PRODUCTS AND SERVICES

     Since BIZ's products and services provide and monitor security for the digital economy and may protect valuable information, BIZ may face claims for product liability, tort or breach of warranty. Anyone who circumvents BIZ's security measures could misappropriate the confidential information or other property of end users using BIZ's products and services or interrupt their operations. If that happens, affected end users or others may sue BIZ. In addition, BIZ may face liability for breaches caused by faulty installation of its products by resellers or end users. Defending a lawsuit, regardless of its merit, could be costly and could divert management's attention. Although BIZ currently maintains business liability insurance, this coverage may be inadequate or may be unavailable in the future on acceptable terms, if at all. BIZ's business liability insurance has no specific provisions for potential liability for Internet security breaches for Internet and other digital communication networks.

A SECURITY BREACH OF BIZ'S INTERNAL SYSTEMS OR THOSE OF ITS CUSTOMERS COULD HARM ITS BUSINESS

     Since BIZ will provide security for Internet and other digital communication networks, it may become a greater target for attacks by computer hackers. BIZ will not succeed unless the marketplace is confident that it provides effective security protection for Internet and other digital communication networks. Networks protected by BIZ's products may be vulnerable to electronic break-ins. Because the techniques used by computer hackers to access or sabotage networks change frequently and generally are not recognized until launched against a target, BIZ may be unable to anticipate these techniques. Although BIZ has not experienced any act of sabotage or unauthorized access by a third party of its internal network to date, if an actual or perceived breach of security for Internet and other digital communication networks occurs in its internal systems or those of its end-user customers, regardless of whether BIZ caused the breach, it could adversely affect the market perception of BIZ's products and services. This could cause BIZ to lose customers, resellers, alliance partners or other business partners.

GOVERNMENTAL REGULATIONS AFFECTING SECURITY OF INTERNET AND OTHER DIGITAL COMMUNICATION NETWORKS COULD LIMIT THE MARKET FOR BIZ'S PRODUCTS AND SERVICES

     The United States and other foreign governments have imposed controls, export license requirements and restrictions on the import or export of some technologies, including encryption technology. Any additional governmental regulation of imports or exports or failure to obtain required export approval of BIZ's encryption technologies could delay or prevent the acceptance and use of encryption products and public networks for secure communications and could limit the market for BIZ's products and services. In addition, some foreign competitors are subject to less rigorous controls on exporting their encryption technologies and, as a result, they may be able to compete more effectively than BIZ in the United States and international security market for Internet and other digital communication networks. In addition, certain governmental agencies, such as the Federal Communications Commission, periodically issue regulations governing the conduct of business in telecommunications markets that may negatively affect the telecommunications industry and BIZ.

IF BIZ IS UNABLE TO RAISE ADDITIONAL CAPITAL TO FUND ITS FUTURE OPERATIONS, ITS BUSINESS WILL BE HARMED

     If BIZ is unable to obtain additional capital to fund operations when needed, its product development efforts would be adversely affected, causing BIZ's business, operating results, financial condition and prospects to be materially harmed. If BIZ undertakes or accelerates significant research and development projects for new products, BIZ may require additional outside financing. BIZ expects that, to meet its long-term needs, it will need to raise substantial additional funds through the sale of equity securities or the incurrence of additional debt or through collaborative arrangements. Any additional equity financing may be dilutive to stockholders, and debt financing, if available, may involve restrictive covenants. Collaborative arrangements, if necessary to raise additional funds, may require BIZ to relinquish rights to certain technologies, products or marketing territories. BIZ's failure to raise capital when needed could have a significant negative effect on BIZ's business, operating results, financial condition and prospects.

BIZ'S FAILURE TO RETAIN AND ATTRACT SKILLED PERSONNEL ON WHICH IT HEAVILY RELIES, WOULD NEGATIVELY IMPACT ITS BUSINESS AND OPERATIONS, INCLUDING ITS RESEARCH AND DEVELOPMENT EFFORTS

     BIZ's failure to attract and retain skilled personnel could hinder its research and development and sales and marketing efforts and its ability to obtain financing. BIZ's future success depends to a significant degree upon the continued services of key technical and senior management personnel, including Marvin Winkler, its chief executive officer. None of these individuals are bound by an employment agreement or covered by an insurance policy of which we are the beneficiary. BIZ's future success also depends on its continuing ability to attract, retain and motivate highly qualified managerial technical and sales personnel. The inability to retain or attract qualified personnel could have a significant negative impact upon BIZ's research and development and sales and marketing efforts and its ability to obtain financing and thereby materially harm BIZ's business and financial condition.

                               THE ANNUAL MEETING

     This proxy statement is furnished in connection with the solicitation of proxies from the holders of our common stock by our board of directors for use at the annual meeting of our stockholders.

DATE, TIME, PLACE; PURPOSE

     Our annual meeting of stockholders will be held on August __, 2001 at 10:00 a.m., local time, at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612. At the annual meeting, you will be asked to consider and vote upon the Proposals and such other matters as may properly come before the annual meeting. A copy of the Reorganization Agreement is included as Appendix A to this proxy statement.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

     Only holders of record of our common stock at the close of business on the Record Date are entitled to notice of and to vote at the annual meeting. As of the close of business on the Record Date, there were 9,747,526 shares of our common stock outstanding and entitled to vote at the annual meeting, held of record by 81 stockholders. Each holder of record of our common stock on the Record Date is entitled to cast one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the annual meeting. The approval of Proposal 1 (to consider and vote on the merger) and Proposal 4 (to approve amendments to our amended and restated certificate of incorporation) will require the affirmative vote of the holders of a majority of our outstanding shares as of the Record Date. The approval of Proposal 2 (to approve our Amended and Restated 1999 Stock Option Plan), Proposal 5 (to ratify the appointment of our independent auditors), Proposal 6 (to approve the issuance of securities in future financing transactions) and Proposal 7 (to approve our 2001 Employee Stock Purchase Plan) will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the annual meeting. For Proposal 3 (the election of the members of our board of directors), the four nominees receiving the highest vote totals will be elected.

PROXIES

     The proxy accompanying this proxy statement is solicited on behalf of our board of directors for use at the annual meeting of our stockholders. Stockholders are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned, and that are not revoked, will be voted at the annual meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the Proposals. Our board of directors does not presently intend to bring any business before the annual meeting of our stockholders other than the Proposals referred to in this proxy statement and specified in the notice of the annual meeting. So far as is known to our board of directors, no other matters are to be brought before the annual meeting. As to any business that may properly come before the annual meeting, however, it is intended that shares represented by proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting the shares. A stockholder who has given a proxy may revoke it at any time before it is exercised at the annual meeting, by:

     - delivering to our secretary (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked;

     - signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the annual meeting; or

     - attending the annual meeting and voting in person (although attendance at the annual meeting will not, by itself, revoke a proxy).

QUORUM

     The required quorum for the transaction of business at the annual meeting is a majority of the shares of our common stock issued and outstanding on the Record Date. Shares of our common stock represented in person or by proxy, as well as abstentions and broker non-votes, represented by proxy, will be counted for the purpose of determining whether a quorum is present at the annual meeting. Abstentions by stockholders represented at the meeting will have the same effect as a vote against Proposals 1 and 4 since these proposals require the affirmative vote of the holders of a majority of our outstanding shares of common stock on the Record Date. Abstentions by stockholders represented at the meeting will also have the same effect as a vote against Proposals 2, 5, 6 and 7 since these proposals require the affirmative vote of the holders of a majority of our common stock present in person or represented by proxy and entitled to vote at the meeting. Abstentions will have no effect on Proposal 3, the election of the four nominees to our board of directors, because directors are elected by a plurality vote.

     If you do not vote your shares on non-routine matters held through a broker and your broker does not vote them, the votes will be "broker non-votes." Broker non-votes will count as a vote against Proposals 1 and 4, and will have no effect on any other matter that may be voted on at the meeting.

EXPENSES

     We will bear the cost of the solicitation of proxies. Following the original mailing of the proxies and other soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies and, at their request, will reimburse them for their expenses in so doing. We have no present plans to hire special employees or paid solicitors to assist us in obtaining proxies.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     Our board of directors recommends that our stockholders vote for the approval of each of the Proposals.


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

                                   PROPOSAL 1
                    APPROVAL OF THE REORGANIZATION AGREEMENT

                                   THE MERGER

BACKGROUND OF THE MERGER

     The provisions of the Reorganization Agreement and the Agreement of Merger are the result of arm's-length negotiations conducted among representatives of our company and of BIZ and their respective legal and financial advisors. The following is a summary of the meetings, negotiations and discussions between the parties that preceded execution of these agreements.

     During 1999, our chairman, Kris Shah, and BIZ's chairman, Marvin Winkler, were introduced by a mutual friend. At that time, Mr. Winkler was an executive with a company known as Broadband Interactive Group, Inc., or BIG. BIG was focusing its efforts on broadband interactive entertainment, and discussions revolved around how we might contribute high-speed security solutions to be incorporated in, for example, set-top boxes.

     During 2000, Mr. Winkler decided to turn his attention to Core-To-The-Edge(TM) security solutions for electronic commerce and business transactions. As a result, he left BIG and in April 2000, he founded BIZ. Mr. Winkler immediately began discussions with Mr. Shah about an alliance between our company and BIZ to incorporate our technology into BIZ's SSP(TM) product line.

     On September 5, 2000, the two companies entered into a Strategic Development and Marketing Alliance Agreement pursuant to which we manufacture private label versions of our products for resale by BIZ under BIZ's "SSP" trademark.

     Between October 12, 2000 and October 25, 2000, representatives of our company and of BIZ held numerous discussions regarding a possible business combination. The potential synergies between the two companies were agreed to, so the primary topics of discussion were the relative valuations of the two companies and possible deal structures, such as earnouts, that might bridge the gap between the two sides' beliefs as to those valuations. The parties were unable to come to a satisfactory resolution.

     On November 20, 2000, we entered into a letter of intent with BIZ regarding the intentions of the two companies to enter into additional agreements for, among other things, an investment by BIZ in our company and additional marketing alliances between the companies and to further discuss a possible merger between us and BIZ. Since we ultimately decided to proceed with a merger, the investment by BIZ did not occur.

     On December 8, 2000, BIZ gave us a purchase order for 3,400 CipherServer 100 accelerator boards (now known as the CipherAccelerator 440), totaling $9,000,000. Deliveries under the purchase order are expected to be made in the third quarter of 2001.

     During the first two weeks of January 2001, the companies renewed discussions regarding relative valuations and a possible business combination.

     On January 16, 2001, the two companies agreed on relative valuations, and between that date and February 9, 2001, engaged in almost daily discussions regarding the other terms of the business combination, including the structure, accounting consequences, securities law issues and, in particular, the premium exchange ratio for BIZ's Series B Stock.

     On February 9, 2001, each company executed a term sheet relating to the merger. The execution of the term sheet was announced shortly afterwards by the issuance of a press release.

     On July 2, 2001, Friend delivered a written opinion to the members of our board of directors to the effect that the proposed merger was fair from a financial point of view to us and to our stockholders.

     On July 3, 2001, each company executed and delivered the Reorganization Agreement and related documents.

OUR REASONS FOR THE MERGER

     Our board of directors believes that the terms of the Reorganization Agreement, the transactions contemplated by that agreement and the merger are in the best interests of our company and our stockholders. In addition, our board of directors believes that the Exchange Ratio and Series B Exchange Ratio are fair to our stockholders. Accordingly, our board of directors has approved the Reorganization Agreement, the Agreement of Merger and the issuance of shares of our common stock in the merger and recommends the approval of Proposal 1 by our stockholders.

     In view of the number of factors considered in connection with its evaluation of the merger, our board of directors did not quantify or otherwise attempt to assign relative weights to the separate factors considered in reaching its determination. In reaching its determination to recommend approval of the merger, our board consulted with members of our management, as well as our legal counsel and our investment banker, and considered a number of factors. Our board of directors considered the nature and scope of the business of BIZ, and quality and breadth of its assets, products, distribution contacts, competitive position and prospects for future growth. Our board also considered that while we have technology and a significant level of government sales, BIZ has significant commercial sales potential and is already utilizing our technology under the terms of the Strategic Development and Marketing Alliance Agreement that we entered into with BIZ in September 2000.

     In reviewing these assets and operations, our board of directors took into account the quality of BIZ's senior management and product distribution contacts. It also reviewed the complementary nature of the businesses of the two companies, which have significant overlap and which present opportunities for expansion. In that regard, our board of directors considered that the complementary nature of the two companies' businesses creates significant opportunities for development of the two companies on a combined basis. Our board also gave serious consideration to BIZ's strategic alliance with Electronic Data Systems Corporation, or EDS, which our board felt validated BIZ's position as a serious contender in the commercial segment of the data security industry.

     Our board of directors also reviewed companies comparable to BIZ within the data security industry in considering the strategic and financial rationale for the merger. In that regard, the board considered, among other factors, the relative financial positions of our company and BIZ and the potential impacts of the merger on the financial position of the new combined company. Our board of directors considered the terms and conditions of the Reorganization Agreement, including the number of shares of our common stock to be received by holders of BIZ common stock and Series B Stock. In addition, our board considered the opinion of Friend contained in a written opinion dated July 2, 2001, which will be confirmed in writing as of the Closing Date that the merger is fair to us and to our stockholders from a financial point of view. A copy of the written opinion of Friend to our board of directors dated July 2, 2001, which will be confirmed in writing as of the Closing Date, is attached hereto as Appendix B and is incorporated herein by reference. See "Fairness Opinion" below.

FAIRNESS OPINION

     The following description of the opinion of Friend is qualified in its entirety by reference to the full text of the opinion as set forth in Appendix
B. The opinion is sometimes referred to in this proxy statement as the "Fairness Opinion" or the "Opinion."

     Friend provided to our board of directors its written opinion on July 2, 2001 that, as of that date, based upon and subject to the various factors and assumptions set forth in the Opinion, the terms of the merger were fair to us and to our stockholders (except Kris Shah and his affiliates) from a financial point of view. The terms of the merger were determined pursuant to negotiations between BIZ and us and not pursuant to recommendations of Friend. Friend's Opinion, and its presentation to our board of directors, was only one of several factors taken into consideration by our board of directors in making its determination to approve the merger. The Opinion was provided to our board to assist it in connection with its consideration of the merger and does not constitute a recommendation to any holder of our stock as to how to vote with respect to the merger.

     THE FULL TEXT OF THE OPINION, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. STOCKHOLDERS ARE URGED TO READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. THE SUMMARY OF THE OPINION OF FRIEND SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION. FRIEND'S OPINION IS DIRECTED TO OUR BOARD OF DIRECTORS. IT ONLY ADDRESSES THE FAIRNESS OF THE MERGER FROM A FINANCIAL POINT OF VIEW TO OUR COMPANY AND OUR STOCKHOLDERS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF OUR COMPANY AS TO HOW TO VOTE AT THE ANNUAL MEETING.

     Friend has advised our board of directors expressly in its Opinion that Friend does not believe that any person (including a stockholder of our company) other than our board of directors has the legal right to rely upon its Opinion to support any claims against Friend arising under applicable state law and that, should any such claims be brought against Friend by any such person, this assertion will be raised as a defense. Should a claim arise, the availability of such a defense would be resolved by a court of competent jurisdiction. Resolution of the question of the availability of such a defense, however, will have no effect on the rights and responsibilities of our board of directors under applicable state law. Nor would the availability of such a state law defense to Friend have any effect on the rights and responsibilities of either Friend or our board of directors under the federal securities laws. The summary of the Friend Opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the Opinion.

     Friend is engaged in the investment banking business and, as such, Friend regularly engages in the valuation of businesses and the securities of businesses in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and other activities. Our board of directors selected Friend to serve as its financial advisor based on Friend's qualifications, expertise and familiarity with the businesses of our company and BIZ. The terms of Friend's engagement to by us are set forth in an engagement letter dated in February 2001. Other than its meetings with us as described above, Friend was not authorized to solicit and did not solicit interest from any party with respect to a merger or acquisition of our company.

     In rendering its Opinion, among other things, Friend: (i) reviewed the draft Reorganization Agreement dated June, 27 2001; (ii) reviewed our S-1 Registration Statement dated June 9, 1999; our Annual Reports on Form 10-K for the fiscal years ended December 31, 2000 and December 31, 1999; Quarterly Reports on Form 10-Q for the periods ended March 31, 2001, September 30, 2000, June 30, 2000 and March 31, 2000; and our Definitive Proxy Statement dated May 24, 2000; (iii) reviewed audited financial statements of BIZ for its fiscal year ended December 31, 2000 and reviewed BIZ financial statements for the three month period ended March 31, 2001 which have been prepared by BIZ's management; (iv) reviewed certain internal financial statements and other financial and operating data concerning BIZ and us prepared by the respective managements of BIZ and our company; (v) examined certain combined pro forma financial projections dated June 22, 2001, showing the results of the merger as if it had occurred on January 1, 2001, as provided to Friend by the management of our company; (vi) examined certain financial projections dated June 22, 2001, of our company on a stand-alone basis, as if the transaction had not occurred, as provided to Friend by our management; (vii) examined certain financial projections dated June 22, 2001, provided to Friend by the management of BIZ; (viii) discussed the past and current operations and financial condition and the prospects of our company with our senior executives, and conducted further limited interviews with certain members of our management; (ix) discussed the past and current operations and financial condition and the prospects of BIZ with senior executives of BIZ, and conducted further limited interviews with certain members of BIZ management; (x) reviewed the reported prices and trading history of our common stock; (xi) compared the financial performance, financial projections and the prices and trading activity of our company with that of certain other comparable publicly-traded companies and their securities; (xii) compared the combined pro forma financial projections with that of certain other comparable publicly-traded companies and their securities; (xiii) reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions; (xiv) visited our headquarter facilities; (xv) visited BIZ's headquarter facilities; and (xvi) performed such other analyses and inquiries and considered such other factors as it deemed appropriate.

     In rendering its Opinion, Friend relied, without assuming responsibility for verification, upon the accuracy and completeness of all of the financial and other information reviewed by Friend for purposes of its Opinion. With respect to financial projections, estimates and analyses provided to Friend by BIZ or us, Friend assumed that these projections, estimates and analyses were reasonably prepared on bases reflecting the best currently available estimates and judgments of our management and the management of BIZ, as the case may be. In addition, Friend did not make any independent evaluation or appraisal of any assets or liabilities (contingent or otherwise) of us or of BIZ and was not furnished with any such evaluation or appraisal. The analyses performed by Friend are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than suggested by these analyses. In its Opinion, Friend noted that among other things, its Opinion was necessarily based upon business, economic, market and other conditions as they existed and evaluated by Friend at the date of its Opinion. In its Opinion, Friend assumed that the final form of the Reorganization Agreement (including the exhibits thereto) did not vary in any respect that is material to its analysis from the last draft that it reviewed and it did not independently verify the accuracy and completeness of the financial and other information supplied to it or publicly available and did not assume any responsibility with respect to such information. Friend relied upon our company or counsel to our company or upon BIZ, as the case may be, with respect to interpretations of the provisions contained in the constituent documents and related documents of our company or BIZ, respectively, and the application of applicable law to such documents. You are urged to read the Opinion in its entirety for assumptions made, matters considered and limits of the review by Friend.

     In connection with rendering its Opinion, Friend performed various financial analyses, which are summarized below. It is important to note, that at the advisement of the management of the companies, Friend performed certain analyses as if our company and BIZ were one entity. Our management advised Friend to perform certain analyses in such a manner because each company's financial projections assumed the investment of additional capital from outside sources, without which each company's specified projections could not be attained. In addition, Friend performed certain analyses as if our company and BIZ were each a stand-alone entity. However, each company believed that its business strategies and market presence apart from the other company were not sufficient to attract the significant amount of new capital required to meet internal projections. Since neither company believed it could meet its objectives absent a combination with the other, a combined strategy was developed which would be attractive to potential investors and which could provide the best possible chance to achieve positive cash flow in the shortest period of time.

     Friend's Opinion, which focuses on the consideration to be paid by us in the merger, was supported by, among other analyses, a discounted cash flow analysis and comparable company analysis.

     Friend believes that the one entity approach supports its Opinion in several ways. The one entity approach served to provide an acceptable basis to perform a discounted cash flow analysis. Combining each company's assets and the cash infusions required to execute a combined budget based upon the ability to raise capital at acceptable rates provided the foundation for management to build a business model presentable to the investment community. Additionally, after the combined entity discounted cash flow analysis was performed, it was then possible to deconstruct its elements (i.e., the assets in terms of new products, distribution relationships, key employees and strategic partners) that each side brought to the transaction. If the combined company cash flow did not support a per share price attractive to each party to the merger, then it would be clear that the relative value of each entity would not be fair. BIZ and we also adjusted the performance risks of the combined projected cash flows based upon their respective anticipated revenue contributions and ultimately the value each brought to the combined company.

     The one entity approach was also significant to the comparable company analysis. The comparable companies had a demonstrable ability to raise attractively priced financing to execute their respective business plans whereas BIZ and we did not. It was important that the combined entity have appropriate revenue figures and common shares outstanding that compared at least as favorably as the mean statistics for this industry group at the time of the contemplated merger. If the combined company's operating results (historically and prospectively) did not reflect or compare well with industry peers, it would be clear that either BIZ or we were being valued too high as compared to the other. Due to issues of share volatility, trading liquidity and short company histories, examining each company individually as compared to larger, better capitalized peers would be inadequate. It should be noted that in all instances, the analyses of our company excluded the operations of our subsidiary, Pulsar, per the assumptions set forth below.

     (i) DISCOUNTED CASH FLOW VALUATION. Friend performed a discounted cash flow analysis of the combined entity and us on a stand-alone basis, wherein the present value of projected net free cash flows was determined by discounting those cash flows using discount rates and terminal year EBITDA multiples indicated below. The analysis began by using five-year operating projections provided by our management and BIZ's management through the year 2005 for revenue, expense and balance sheet accounts as if the merger had occurred on January 1, 2001. The projections provided by us incorporate several material assumptions on which Friend based its analysis. For both the combined entity and our company on a stand-alone basis, management made the assumption that we would divest our subsidiary company, Pulsar, in fiscal 2001. Hence, the projections for both the combined entity and our company on a stand-alone basis did not reflect any operations from Pulsar. It should be noted that if we are not successful in divesting Pulsar on a stand-alone basis, we would need additional financing. For the combined entity, management assumed an incremental equity financing of approximately $15,000,000.

     The analysis calculated the present value of the unlevered net free cash flows of the combined entity as of January 1, 2001 using a range of discount rates from 15.4% to 19.4%, which was the weighted average cost of capital, or WACC. The WACC reflects both the after-tax cost of debt and the cost of equity, taking into account various premiums for market and company specific risk. The terminal value was calculated for the year following 2005 using a range of terminal year EBITDA multiples of 6x to 8x. The terminal multiples were derived based on Friend's judgment as to the appropriate range of multiples at the end of the projected period. The terminal values were then discounted to the present using the discount rates above. This analysis assumed no synergies and yielded an implied common equity value range per share for the combined entity of $7.70 to $11.83.

     Friend calculated the present value of the unlevered net free cash flows of our company on a stand-alone basis as of January 1, 2001 using discount rates between 11.4% and 15.4%. The basis for determining the discount rates and terminal values followed the methodology outlined above. This analysis indicated an implied common equity value range per share of for our company on a stand-alone basis of $1.79 to $2.59. Friend noted that the per share value range of the combined entity compared favorably to our company on a stand-alone basis.

     (ii) COMPARABLE COMPANY ANALYSIS. Friend compared and analyzed the combined entity and our company on a stand-alone basis with the market values and trading multiples of 12 selected publicly traded companies in the data security industry that Friend believed were reasonably comparable to the combined entity and our company. The comparable companies consisted of ActiveCard S.A., Aladdin Knowledge Systems, Baltimore Technologies, Certicom, Entrust Technologies, Internet Security Systems, Netegrity, Rainbow Technologies, RSA Security, SCM Microsystems, Sonicwall, and Verisign, which are collectively referred to as the Comparable Group. In examining these comparable companies, Friend calculated the Enterprise Value, or EV, of each company (i.e., the market value of common equity, plus total interest bearing debt and liquidation value of outstanding preferred stock less cash and equivalents) as a multiple of its respective latest twelve-month, or LTM, revenue, projected fiscal year 2001 and 2002 revenue and LTM earnings before interest and taxes plus depreciation and amortization, or EBITDA. Friend also calculated the equity value of each company as a multiple of its respective LTM net income, or the P/E ratio, projected fiscal year 2001 and 2002 net income and multiples of total equity market value of common equity to book value, or Price/Book. The share prices used in calculating the market values of common equity were based on the preceding 20-day average closing prices as of June 15, 2001. All historical data were derived from publicly available sources, from which Friend excluded all non-recurring and extraordinary items and all projected data were obtained from publicly available brokerage analysts' estimates of earnings per share. Based on an analysis of the Comparable Group, Friend derived a selected range for each respective multiple. The selected high-end multiple represents the third quartile (i.e., 75th percentile) of the observed range and the low-end multiple represents the first quartile (i.e., 25th percentile) of the observed range. The average of the observed range represents the adjusted mean, which excludes the high and low observations.

     Friend's analysis of the Comparable Group for the combined entity yielded the following results: EV/LTM revenue multiples ranging from 1.1x to 10.0x with an average multiple of 6.0x; EV/2001E revenue multiples ranging from 1.9x to 7.6x with an average multiple of 4.9x; EV/2002E revenue multiples ranging from 2.0x to 5.3x with an average multiple of 4.0x; EV/LTM EBITDA multiples ranging from 38.1x to 96.3x with an average multiple of 65.5x; LTM P/E multiples ranging from 17.5x to 146.5x with an average multiple of 75.4x; projected 2001 P/E multiples ranging from 55.9x to 92.0x with an average multiple of 76.4x; projected 2002 P/E multiples ranging from 27.7x to 54.2x with an average multiple of 40.8x; and Price/Book multiples ranging from 0.9x to 2.8x with an average multiple of 2.4x. The analysis assumed that no synergies or accounting write-offs were realized by the merger. Using the combined entity's pro forma financial results for comparable periods, Friend applied these multiples and estimated an implied common equity value range per share of for the combined entity of $6.17 to $12.51.

     Friend's analysis of the Comparable Group for our company on a stand-alone basis included only those companies in the Comparable Group whose primary focus was public-key infrastructure, or PKI, products and services. This group consisted of ActiveCard S.A., Aladdin Knowledge Systems, Baltimore Technologies, Certicom, Entrust Technologies, Rainbow Technologies, RSA Security and SCM Microsystems. This analysis yielded the following results: EV/LTM revenue multiples ranging from 0.8x to 5.3x with an average multiple of 3.0x; EV/2001E revenue multiples ranging from 1.0x to 4.8x with an average multiple of 2.9x; EV/2002E revenue multiples ranging from 1.2x to 4.1x with an average multiple of 2.6x; EV/LTM EBITDA multiples did not result in meaningful observations; LTM P/E multiples ranging from 12.3x to 19.6x with an average multiple of 15.5x; projected fiscal year 2001 P/E multiples did not result in meaningful observations; projected fiscal year 2002 P/E multiples ranging from 22.2x to 43.8x with an average multiple of 26.5x; and Price/Book multiples ranging from 0.8x to 1.6x with an average multiple of 1.3x. Using our LTM and projected financial results for comparable periods, Friend applied these multiples and estimated an implied common equity value range per share for our company on a stand-alone basis of $1.16 to $6.22. Friend noted that the per share value range of the combined entity compared favorably to us on a stand-alone basis. The actual price of our stock (based on the preceding 20-day average closing price as of June 15, 2001) was $3.92.

     (iii) SELECTED MERGERS AND ACQUISITION TRANSACTIONS. Using publicly available information, Friend reviewed the consideration paid in 11 selected acquisition transactions of companies in the data security industry from 1996 through the present. Specifically, Friend reviewed the following transactions, which are collectively referred to as the Selected Transactions: the acquisition of Axent Technologies by Symantec; Phobos Corp. by SonicWall, Inc; enCommerce by Entrust Technologies; CygnaCom Solutions Inc. by Entrust Technologies; Worldtalk Communications Corp. by Tumbleweed Communications; Shuttle Technology Group by SCM Micro Systems; Securit, Inc by Verisign; Raptor Systems Inc. by Axent; Nations, Inc. by BTG, Inc.; Assurant Technologies, Inc by Axent; and RSA Data Security, Inc by Security Dynamics Tech. In examining these acquisitions, Friend calculated the EV of the acquired company implied by each of these transactions as a multiple of LTM revenue and LTM EBITDA. Friend also calculated the market value of common equity of the acquired company implied by each of these transactions as a multiple of LTM net income, or Price/Earning, and Price/Book. Based on an analysis of the Selected Transactions, Friend derived a selected range for each respective multiple. The selected high-end multiple represents the third quartile (i.e., 75th percentile) of the observed range and the low-end multiple represents the first quartile (i.e., 25th percentile) of the observed range. The average of the observed range represents the adjusted mean, which excludes the high and low observations. The indicated EV/LTM revenue multiples ranged from 2.0x to 14.3x with an average multiple of 8.5x; the indicated EV/LTM EBITDA multiples ranged from 8.0x to 53.1x with an average multiple of 22.2x; the indicated Price/Earnings multiples ranged from 9.3x to 271.4x with an average multiple of 125.3x; and the indicated Price/Book multiples ranged from 5.4x to 16.5x with an average multiple of 10.9x.

     With the transaction structured as a merger, Friend elected to utilize the total amount of consideration paid in the merger, which provided a basis for determining the implied value of the combined entity. Using this implied value, transaction multiples were derived based on LTM pro forma results. Friend calculated the transaction multiples of EV/LTM revenue, EV/LTM EBITDA, Price/Earnings and Price/Book. These multiples were then compared to the Selected Transaction multiples. Based on this, Friend noted that the implied value of the combined entity generated an EV/LTM revenue multiple of 16.9x and a Price/Book multiple of 1.7x. The EV/LTM EBITDA and Price/Earnings multiples did not produce meaningful data. Friend noted that the EV/LTM revenue multiple was outside of the selected range, but below the absolute mean of the range. The book value multiple was below the selected range and the absolute mean of the range.

     (iv) CONTRIBUTION ANALYSIS AND EARNINGS PER SHARE IMPACT. A relative contribution analysis measures the relative contributions to items such as revenue and operating income on a percentage basis of our company and BIZ to the proposed merger on a percentage basis. Friend examined the pro forma relative contributions for our company and BIZ for the period ending December 31, 2001 through projected fiscal year 2005 based upon projections provided by our management for revenue and gross profit. The analysis was performed assuming no pro forma transaction adjustments and indicated that our relative contribution to revenue for projected fiscal year ending December 31, 2001, 2002, 2003, 2004,



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

and 2005 was 42.2%, 18.0%, 7.6%, 7.4%, and 6.3%, respectively. Our relative contribution to gross profit was 47.5%, 19.3%, 9.5%, 9.2%, and 8.0%, respectively. On a cumulative basis over the forecast period, our relative contribution to revenue and gross profit was 8.8% and 10.9%, respectively. Friend noted that we were receiving a higher percentage of the combined entity than it was contributing with respect to the measures of revenue and gross profit.

     Friend also analyzed the earnings per share impact of the merger to our stockholders. For the projected fiscal years ending December 31, 2001, 2002, 2003, 2004, and 2005, the merger resulted in accretion (dilution) of (80.1%) or ($0.38) per share, 1,010.9% or $0.24 per share, 84.9% or $0.23 per share, 387.9%
or $1.15 per share and 427.9% or $1.48 per share, respectively. The analysis indicated that the merger would be accretive to our earnings beginning in 2002. In arriving at these accretion (dilution) results, Friend compared the combined entity's pro forma earnings per share estimates with our forecast earnings per share on a stand-alone basis, and assumed the merger would not result in any synergies.

     (v) STOCK TRADING HISTORY. To provide contextual data and comparative market data, Friend reviewed the historical daily closing prices and trading activity of our common stock since our initial public offering beginning July 14, 1999 and ending June 15, 2001 and for the six-month period ended June 15, 2001, and compared such closing stock prices with the closing stock prices of a composite group of 12 comparable publicly traded data security companies and the Nasdaq composite Index. The 12 comparable publicly traded companies consisted of the Comparable Group. Friend noted that our common stock is reported on The Nasdaq Stock Market and is traded by approximately 13 market makers with no recently published research coverage. On June 15, 2001, our common stock closed at a price of $3.31 and over the six-month period preceding that date ranged in price from $3.01 to $6.88 with a mean price of $4.38 and a standard deviation of $0.63. Since our initial public offering, our stock price ranged from $30.00 to $2.06 with a mean price of $7.41 and a standard deviation of $4.20. For the six-month period ended June 15, 2001, our trading volume averaged 18,765 shares or approximately 0.4% of its total float. The analysis indicated that on a percentage change basis our common stock had performed approximately equal to the Comparable Group and under performed the Nasdaq composite index over both the latest six-months, and since inception. This information was presented solely to provide our board of directors with background information regarding the historical trading history and stock prices of our common stock relative to our peers and an appropriate index.

     The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analysis and the application of those methods to particular circumstances, and, therefore, such an opinion is not readily susceptible to a partial analysis or summary description. The summary of Friend's analyses set forth below does not purport to be a complete description of the presentation by Friend to our board of directors. In arriving at its Opinion, Friend did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Friend believes that its analyses and the summary set forth below must be considered as a whole, and that considering any portion of such analyses and summary of the factors considered, without considering all such analyses and factors, could create a misleading or incomplete view of the processes underlying the analyses set forth in the Friend presentation to our board of directors and in the Opinion. In performing its analyses, Friend made numerous assumptions with respect to industry performance, general business and other conditions and matters, many of which are beyond the control of BIZ or us. Any estimates contained therein are not necessarily indicative of actual values, which may vary significantly. Estimates of the relative financial values of our company and the combined entity do not purport to be appraisals or necessarily reflect the prices at which such companies may actually be sold. In addition, no assurance can be given as to the trading value of our company's common stock upon consummation of the merger, which may differ materially from the recent trading prices of our common stock. Because such matters are inherently uncertain, none of us, BIZ, Friend nor any other person assumes any responsibility for such matter.

     No Comparable Group company nor any transaction utilized as a comparison in Friend's analyses is identical to our company or the combined entity, or to the merger. In evaluating the analyses above, Friend made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of our company and BIZ, such as the impact of competition on us or BIZ and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of our company or BIZ or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company or transaction data.

     Friend was selected by our board of directors based on Friend's qualifications, experience, expertise and reputation. As part of its investment banking business, Friend is regularly engaged in the investment banking business and, as such, Friend regularly engages in the valuation of businesses and the securities of businesses in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other transactions.

     Pursuant to a letter agreement dated as of February 13, 2001, we have agreed to pay Friend a fee for its services referred to above including rendering its Opinion, and have agreed to reimburse Friend for its reasonable expenses incurred in connection with its engagement by us upon delivery of Friend's written Opinion. We have also agreed to indemnify Friend and its directors, officers, agents, employees, affiliates, and controlling persons against any losses, claims, or liabilities to which Friend becomes subject to in connection with its rendering of services, except those that arise from Friend's gross negligence or willful misconduct. Friend, in the ordinary course of business, has from time to time provided, and in the future may continue to provide, investment banking, financial advisory and other related services to us and/or our affiliates, as the case may be, for which it has or will receive fees. In the ordinary course of business, Friend or its affiliates may trade in our equity securities for its own accounts and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

     Our Relationship with Friend. We retained Friend in February 2001 to render its opinion as to the fairness, from a financial point of view, of the merger to us and to our stockholders.

     At our request, on June 27, 2001, Friend delivered an oral opinion to our board, which was confirmed in a written opinion dated July 2, 2001, and which will be further confirmed in a written opinion dated as of the Closing Date, that, based upon and subject to the matters set forth in its written opinion, as of such date, the merger was fair, from a financial point of view, to us and to our stockholders (except Kris Shah and his affiliates). Friend's written Opinion also relates to the fairness of the Exchange Ratio and the Series B Exchange Ratio. The full text of the written Opinion of Friend dated July 2, 2001, which will be confirmed in writing as of the Closing Date, is set forth as Appendix B to this proxy statement and describes the assumptions made, matters considered and the scope and limitations of the review undertaken by Friend. You are urged to read the Fairness Opinion in its entirety.

     Friend's Opinion addresses only the fairness of the merger from a financial point of view to us and to our stockholders and does not constitute a recommendation as to how you should vote with respect to the approval of Proposal 1. Although Friend evaluated and commented on the financial terms of the merger, Friend did not recommend the specific number of shares of our common stock to be issued to BIZ stockholders in the merger.

     Prior to its engagement by us in connection with the Fairness Opinion, Friend had no business relationship with us. After we engaged Friend in connection with the Fairness Opinion, we requested Friend perform an independent valuation of Pulsar. The purpose of this valuation was to determine the impairment, if any, related to unamortized goodwill and other intangible assets acquired in connection with our acquisition of Pulsar.

ACCOUNTING TREATMENT

     The merger will be accounted for as a purchase of BIZ by us in accordance with generally accepted accounting principles, or GAAP. For the purpose of applying purchase accounting, we will be treated as the acquiror, since our stockholders (including Kris Shah with respect to shares he receives in the merger) will own the largest portion of the common stock of the combined entity immediately following the merger. Litronic and BIZ will be treated as separate entities for periods prior to the Closing Date, and after the Closing Date, the consolidated financial statements will include the accounts of both Litronic and BIZ.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     For federal income tax purposes, BIZ and we each intend that the merger will qualify as a reorganization within the meaning of Section 368 of the Code and that none of Litronic, Litronic Merger Corp., BIZ or any of their stockholders will recognize any gain or loss for federal or state income tax purposes as a result of the merger.

REGULATORY APPROVALS

     We will file the Agreement of Merger with the Secretary of State of the State of Delaware for approval. Once the Delaware Secretary of State has accepted the Agreement of Merger, the merger will be officially completed and effective.

VOTING AGREEMENTS

     Kris Shah and certain of his affiliates and family members, who collectively held, as of the Record Date, approximately 55% of our outstanding common stock, have agreed to vote their shares of common stock in favor of the merger and the transactions contemplated by the Agreement of Merger, including the election of the nominees for director named in this proxy statement. Marvin Winkler, the chief executive officer of BIZ and his affiliates, and the holders of Series B Stock, who collectively held, together with Kris Shah, as of the Record Date, 100% of BIZ's outstanding stock, are also parties to this voting agreement and have likewise agreed to vote in favor of the merger and the transactions contemplated by the Agreement of Merger, including the election of the nominees for director named in this proxy statement. Therefore, absent an extraordinary event, management believes that the approval of the Proposals described in this proxy statement is assured. A copy of the voting agreement, which contains provisions regarding the voting of those shares, is attached as Appendix G to this proxy statement. You should carefully read the entire voting agreement.

INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION

     In considering the recommendation of our board of directors with respect to the Reorganization Agreement and the transactions contemplated thereby, you should be aware that Kris Shah has certain interests in the merger that are different from, or in addition to, your interests as a stockholder generally and may create a potential conflict of interest.

     Kris Shah, our chairman of the board, chief executive officer, president and secretary owns 1,400,000 shares of BIZ common stock that, at the Effective Time will be converted into 665,174 shares of our common stock. Mr. Shah, disclosed this interest to the remaining members of our board of directors. Our board recognized this interest and determined that this interest neither detracted from nor supported the fairness of the merger to our stockholders. The merger and the Reorganization Agreement were then unanimously approved by our board.

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

     On March 1, 2000, our wholly-owned subsidiary, Litronic Industries, Inc. entered into a sublease for a portion of our former corporate headquarters located in Irvine, California to Broadband Consumer Products, a wholly-owned subsidiary of BIZ. BIZ's principal executive offices are now located on the subleased premises. The sublease was the result of arm's length negotiations between us and BIZ and expires in September 2001.

     In September 2000, we entered into a Strategic Development and Marketing Alliance Agreement with BIZ. Under the terms of that agreement, we manufacture and sell to BIZ, our standard products and products with design modification and enhancement variations specified by BIZ under the BIZ label. This agreement has a five year term that will automatically renew for successive one-year periods unless either party otherwise notifies the other party no later than 60 days before expiration.

CONDITIONS

     In addition to the approval of our stockholders that we are seeking by this solicitation of proxies and the approval of the stockholders of BIZ, BIZ's and our obligations to consummate the merger are subject to the satisfaction of a number of other conditions, unless waived, including:

     - the absence of any order, decree, ruling or threat by any court or governmental agency, or any other fact or circumstance that would prohibit or render illegal the transactions contemplated by the Reorganization Agreement;

     - the receipt of all consents, permits or authorizations that may be required by regulatory authorities;

     - the receipt by BIZ of demands for the exercise of dissenters' rights from holders of shares representing not more than 5% of its issued and outstanding shares of capital stock;

     -  our receipt of a fairness opinion of Friend dated as of the Closing
        Date;

     - the termination of the amended and restated stockholders' agreement among BIZ and certain of its stockholders;

     - our receipt of an opinion of BIZ's counsel and BIZ's receipt of an opinion of our counsel, each dated the Closing Date, regarding certain matters set forth in the Reorganization Agreement;

     - the election of the directors nominated and set forth in this proxy statement at our annual meeting of stockholders;

     - the authorization by Nasdaq of the listing on The Nasdaq National Market of our shares of common stock to be issued in connection with the merger; and

     -  the approval of the change of our Nasdaq trading symbol to "SSPX."

     Each party's obligations under the Reorganization Agreement are also conditioned upon:

     - the accuracy in every material respect of the representations and warranties made by the other party;

     - the performance and compliance in all material respects with all covenants required to be performed by such party;

     - the lack of any adverse change in the condition, results of operations, properties, assets, liabilities, business or prospects of the other party; and

     -  the receipt of certain other documents.

APPRAISAL RIGHTS OF STOCKHOLDERS

     Our stockholders will not have rights of appraisal under the DGCL with respect to the merger because our common stock is traded on The Nasdaq National Market.

                          THE REORGANIZATION AGREEMENT

     The Reorganization Agreement provides, among other things, for the merger of Litronic Merger Corp. with and into BIZ under the Agreement of Merger, which will result in BIZ, as the surviving corporation of the merger, becoming our wholly-owned subsidiary.

     The following is a brief summary of the material provisions of the Reorganization Agreement, a copy of which is attached as Appendix A to this proxy statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the full and complete text of the Reorganization Agreement.

THE MERGER

     Under the Reorganization Agreement and subject to its terms and conditions, Litronic Merger Corp. will be merged with and into BIZ. As a result of the merger, BIZ will become our wholly-owned subsidiary. As a part of the merger, stockholders of BIZ will receive the consideration described below.

     Subject to the terms and conditions of the Reorganization Agreement, the closing of the transactions contemplated by that agreement will take place at a time to be mutually agreed upon by the parties, not later than the fifth business day after all conditions to closing have been satisfied or waived. The merger will become effective upon the acceptance of the Agreement of Merger by the Secretary of State of the State of Delaware (or such other date and time as may be specified in the Agreement of Merger).

CONVERSION OF BIZ STOCK

     Under the Reorganization Agreement and the Agreement of Merger, upon consummation of the merger, each share of BIZ common stock, except for Dissenting Shares, issued and outstanding immediately prior to the Effective Time will be converted into 0.4751248 shares of our common stock, and each share of Series B Stock, except for Dissenting Shares, issued and outstanding immediately prior to the Effective Time will be converted into 0.8564122 shares of our common stock. As of July 2, 2001, there were 16,400,000 shares of BIZ common stock outstanding (of which 1,400,000 shares were owned by our chairman, chief executive officer, president and secretary, Kris Shah) and 3,600,000 shares of Series B Stock outstanding. Therefore, the total number of shares of our common stock to be issued to the BIZ stockholders (other than Kris Shah) in the merger is 10,209,954, which will represent 49.5% of the total number of our issued and outstanding shares of common stock after the merger. Kris Shah will receive 665,174 shares of our common stock in the merger.

     Assumption of BIZ Stock Options and BIZ Warrants

     As provided in the Reorganization Agreement, at the Effective Time, we will assume BIZ's Stock Option Plan and each outstanding BIZ Option (whether vested or unvested) and each outstanding BIZ Warrant shall be converted into an option or warrant, as the case may be, to purchase that number of shares of our common stock determined by multiplying the number of shares of BIZ common stock subject to such BIZ Option or BIZ Warrant at the Effective Time by the Exchange Ratio, at an exercise price per share of our common stock equal to the exercise price per share of BIZ Option or BIZ Warrant immediately prior to the Effective Time divided by the Exchange Ratio and rounded up to the nearest whole cent. If this calculation results in an assumed BIZ Option or BIZ Warrant being exercisable for a fraction of a share of our common stock, then the number of shares of our common stock subject to the option or warrant will be rounded to the nearest whole number of shares (rounded down, in the cases of BIZ Options that are ISOs). The other terms of the BIZ Options or BIZ Warrants, including vesting schedules, will remain unchanged. At the Effective Time, we will assume all rights and obligations of BIZ under the BIZ Options. We will file a registration statement on Form S-8 with the Commission with respect to the issuance of shares of our common stock upon exercise of the assumed BIZ Options which are eligible to be registered on Form S-8 as soon as practicable after the Closing Date. As of July 2, 2001, BIZ Options to acquire an aggregate of 1,756,500 shares of BIZ common stock were outstanding and BIZ Warrants to purchase an aggregate of 450,000 shares of BIZ common stock were outstanding. Of these, a warrant to purchase 400,000 shares of BIZ common stock is held by us. This warrant will be cancelled upon consummation of the merger.

     Fractional Shares

     No fractional shares of our common stock will be issued in the merger. In lieu of the issuance of any fractional shares, each former BIZ stockholder who would otherwise be entitled to receive a fraction of a share of our common stock will receive cash equal to the product of that fraction, and the average of the closing prices of one share of our common stock as quoted on The Nasdaq National Market for the five trading day period ending on the trading day immediately preceding the Effective Time.

CERTAIN REPRESENTATIONS AND WARRANTIES

     The Reorganization Agreement contains customary representations and warranties by both us and BIZ as to, among other things:

     -  due organization and good standing;

     - corporate authority to enter into the Reorganization Agreement and related agreements;

     -  authorized capital stock;

     -  ownership of subsidiaries;

     - the compliance of the Reorganization Agreement with certificates of incorporation, bylaws and the law;

     -  the absence of certain material defaults or violations;

     -  the accuracy of certain documents filed by us with the Commission;

     -  the accuracy of financial statements;

     -  the absence of certain litigation;

     -  the absence of material changes, events or undisclosed liabilities;

     -  tax matters;

     -  the absence of material liabilities related to employee benefit plans;

     -  the absence of material labor disputes;

     -  intellectual property matters;

     -  environmental matters;

     -  board approval of the reorganization and merger; and

     -  compliance with relevant ERISA requirements.

CERTAIN COVENANTS

     Conduct of Business Pending the Merger

     Pursuant to the Reorganization Agreement, Litronic and BIZ have made various customary covenants relating to the merger. BIZ and we have each agreed that, prior to the Effective Time, we will use our commercially reasonable efforts to carry on and preserve our respective businesses and our relationships with our customers, suppliers, employees and others and conduct our respective businesses and maintain our business relationships in the ordinary and usual course. Specifically, unless either company first receives the written consent of the other, each of us has agreed not to, among other things:

     -  amend its certificate of incorporation or bylaws;

     - pay (or make any oral or written commitments or representations to pay) any bonus, increased salary or special remuneration to any officer, employee or consultant (except for normal salary increases consistent with past practices not to exceed 10% per year and except pursuant to existing arrangements previously disclosed) or enter into or vary the terms of any employment, consulting or severance agreement with any officer, employee or consultant, pay any severance or termination pay (other than payments made in accordance with plans or agreements currently existing), grant any stock option or restricted stock (except for normal grants in the ordinary course of business consistent with past practice);

     - borrow any money except for amounts that are not in the aggregate material to its financial condition;

     - enter into any material transaction not in the ordinary course of its business;

     - encumber or permit to be encumbered any of its assets except in the ordinary course of its business;

     - dispose of any of its assets except in the ordinary course of business consistent with past practice;

     - enter into any material lease or contract for the purchase or sale or license of any property, real or personal, except in the ordinary course of business;

     - fail to maintain its equipment and other assets in good working condition and repair according in all material respects to the standards it has maintained to the date of the Reorganization Agreement, subject only to ordinary wear and tear;

     -  change accounting methods;

     - declare, set aside or pay any cash or stock dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any of its capital stock (other than pursuant to arrangements with terminated employees or consultants in the ordinary course of business consistent with BIZ's past practice);

     - amend or terminate any material contract, agreement or license to which it is a party except those amended or terminated in the ordinary course of its business, or which are not material in amount or effect;

     - lend any amount to any person or entity, other than (a) advances for travel and expenses which are incurred in the ordinary course of business consistent with past practice, not material in amount and documented by receipts for the claimed amounts, or (b) any loans pursuant to any pension plan which is intended to be qualified under
        Section 401(a) of the Code;

     - guarantee or act as a surety for any obligation except for obligations in amounts that are not material;

     -  waive or release any material right or claim;

     - issue or sell any shares of its capital stock of any class (except upon the exercise of a bona fide option or warrant currently outstanding), or any other of its securities, or issue or create any warrants, obligations, subscriptions, options (except for normal grants in the ordinary course of business consistent with past practice), convertible securities or other commitments to issue shares of capital stock, or accelerate the vesting of any outstanding option or other security;

     - split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of its capital stock of any class or affecting any other of its securities;

     -  merge, consolidate or reorganize with, or acquire any entity;

     - license any of its intellectual property rights except in the ordinary course of business consistent with past practice; or

     -  agree to any audit assessment by any tax authority.

     Employee Benefits

     The Reorganization Agreement provides that promptly following the merger, employees of BIZ, at our option, will either (i) become subject to our standard employee benefit plans on an equivalent basis with other similarly situated employees of our company and will receive full credit pursuant to those plans for years of service at BIZ; or (ii) participate in such benefit plans to be established by BIZ and/or us for the benefit of BIZ employees and will receive full credit pursuant to such plans for years of service at BIZ; or (iii) any combination of options (i) and (ii). We have also agreed to recognize all vacation time accrued through the Effective Time under BIZ's vacation policy as then in effect.

     Other Actions

     Pursuant to the Reorganization Agreement, both BIZ and Litronic have agreed to use their reasonable efforts to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or appropriate to consummate the transactions contemplated by the Reorganization Agreement.

     Indemnification of Officers and Directors

     The Reorganization Agreement provides that, after the Effective Time, we will, to the fullest extent permitted under applicable law, indemnify and hold harmless each present or former director and officer of BIZ against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, suit, action, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the transactions contemplated by the Reorganization Agreement, or any other matter arising out of the indemnitee's status as a director, officer, employee or agent of BIZ whether or not the matter was existing prior to the Effective Time. In addition, the Reorganization Agreement provides that for a period of three years after the Effective Time, we will maintain in effect, directors and officers liability insurance, if available, covering the executive officers and directors of BIZ on the date of the Reorganization Agreement and that we will fulfill any obligations of BIZ under indemnification agreements or provisions of BIZ's certificate of incorporation or bylaws with respect to BIZ's executive officers, directors and key employees as in existence at the Effective Time.

     Certain Other Covenants

     Both Litronic and BIZ have also agreed:

     - to obtain all necessary authorizations, approvals and consents from the necessary federal, state, local or foreign governmental body prior to the Effective Time;

     - to cooperate in the filing of this proxy statement and obtain all necessary state securities laws, permits or approvals;

     - to allow all designated agents of the other reasonable access to offices, records, files and books and to instruct their respective employees, counsel and financial advisors to cooperate with each other's investigation;

     - that we will use our best efforts to continue the quotation of our common stock on The Nasdaq National Market and take all actions necessary to provide for the listing on that market, at or prior to closing, of the shares of our common stock issuable in the merger and upon exercise of the BIZ Options and BIZ Warrants assumed by us; and

     - that we will reserve for issuance the maximum number of shares of our common stock issuable upon exercise of the BIZ Options and BIZ Warrants assumed by us.

CONDITIONS TO THE MERGER

     Our obligation and BIZ's obligation to consummate the merger are conditioned on the fulfillment of the following:

     - receipt of all material permits or authorizations, and completion of any such other action, as may be required to consummate the merger by any regulatory authority having jurisdiction over the parties and the actions proposed to be taken in connection with the merger, including but not limited to requirements, if any, under applicable federal and state securities laws;

     - approval of the merger by our stockholders and approval of the merger by BIZ's stockholders;

     - no temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the merger shall have been issued by any federal or state court and remain in effect, nor shall any proceeding initiated by the U. S. Government seeking any of the foregoing be pending;

     - BIZ shall not have received demands for exercise of dissenters' rights from holders of shares representing more than 5% of the issued and outstanding shares of capital stock of that corporation;

     -  our receipt of a fairness opinion of Friend dated as of the Closing
        Date;

     - the authorization for listing on The Nasdaq National Market of our shares of common stock to be issued by us in the merger; and

     -  our Nasdaq trading symbol shall have been changed to "SSPX."

     Our obligation to consummate the merger is conditioned on the fulfillment of the following conditions:

     - BIZ's representations and warranties made in the Reorganization Agreement shall be true and accurate in every material respect on and as of the Closing Date with the same force and effect as if they had been made at the closing (except to the extent the failure of the representations and warranties to be true and accurate in such respects has not had and could not reasonably be expected to have a material adverse effect on BIZ);

     - BIZ shall have performed and complied in all material respects with all of its covenants required to be performed by it under the Reorganization Agreement and the Agreement of Merger on or before the closing;

     - there shall have been no material adverse change in the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of BIZ, other than any change that shall result from general economic conditions, or conditions generally affecting the data security market;

     - there shall be no order, decree or ruling by any governmental agency or written threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the merger, which would prohibit or render illegal the transactions contemplated by the Reorganization Agreement;

     - we shall have received all governmental consents necessary to consummate the transactions contemplated by the Reorganization Agreement;

     - we shall have received the opinion of Gray Cary Ware & Freidenrich LLP based upon reasonably requested certifications as to factual matters and dated the Closing Date regarding the status and authority of BIZ, the authorization by BIZ of the Reorganization Agreement and the transactions contemplated thereby, and the binding effect of the Reorganization Agreement on BIZ; and

     - the amended and restated stockholders' agreement among BIZ and certain of its stockholders shall have been terminated and ceased to be of any further force and effect.

     The obligation of BIZ to consummate the merger is conditioned on the fulfillment of the following conditions:

     - our representations and warranties made in the Reorganization Agreement shall be true and accurate in every material respect on and as of the Closing Date with the same force and effect as if they had been made at the closing (except to the extent the failure of the representations and warranties to be true and accurate in such respects has not had and could not reasonably be expected to have a material adverse effect on our company);

     - we shall have performed and complied in all material respects with all of our covenants required to be performed by us under the Reorganization Agreement and the Agreement of Merger on or before the closing;

     - there shall have been no material adverse change in our condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects, other than any change that shall result from general economic conditions or conditions generally affecting the Internet data security market;

     - there shall be no order, decree or ruling of any governmental agency or written threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the merger, which would prohibit or render illegal the transactions contemplated by the Reorganization Agreement;

     - BIZ shall have received all governmental consents necessary to consummate the transactions contemplated by the Reorganization Agreement;

     - BIZ shall have received the opinion of Rutan & Tucker, LLP based upon reasonably requested certifications as to factual matters and dated the Closing Date regarding our status, authority and capitalization, the authorization by us of the Reorganization Agreement and the transactions contemplated thereby, and the binding effect of the Reorganization Agreement on us; and

     - the directors nominated and identified in this proxy statement shall have been elected to our board of directors at our annual meeting of stockholders.

TERMINATION OF THE REORGANIZATION AGREEMENT

     The Reorganization Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the merger by our stockholders or the stockholders of BIZ:

     -  by mutual agreement of BIZ and us;

     - by BIZ, if we have breached any representation, warranty, covenant or agreement set forth in the Reorganization Agreement, not curable by us within 45 days, resulting in the conditions precedent to BIZ's obligations to consummate the merger not being satisfied;

     - by us, if BIZ has breached any representation, warranty, covenant or agreement set forth in the Reorganization Agreement, not curable by BIZ within 45 days, resulting in the conditions precedent to our obligations to consummate the merger not being satisfied;

     - by either party if the required vote of our stockholders or BIZ's stockholders has not been obtained;

     - by either party, if the merger has not occurred on or before August 31, 2001 other than as a result of a breach of the Reorganization Agreement by the party seeking to terminate the Reorganization Agreement; or

     - by either party, if a permanent injunction or other order by any federal or state court which would make illegal or otherwise restrain or prohibit the consummation of the merger has been issued and has become final and nonappealable.

     The Reorganization Agreement provides that in case of termination resulting from a breach by a party or the failure of a party to satisfy conditions to closing to be satisfied by it and which are within its control, that party shall bear all of the expenses (including reasonable legal, accounting and other advisory fees) of both parties incurred in connection with the failed transaction. In all other cases of termination, each party will be responsible for its own expenses.

VOTE REQUIRED

     The proposal to approve the merger must receive the affirmative vote of the holders of a majority of the outstanding shares of our common stock as of the Record Date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 2
           APPROVAL OF OUR AMENDED AND RESTATED 1999 STOCK OPTION PLAN

OUR 1999 STOCK OPTION PLAN

     Introduction

     On May 31, 2001, our board of directors approved, subject to the approval of our stockholders, our Amended and Restated 1999 Stock Option Plan, or 1999 Plan, that would increase the number of shares of common stock underlying options that may be granted under the 1999 Plan from its present number of 1,500,000 shares to 4,000,000 shares. As of July 2, 2001, there were 1,062,712 shares available for future stock option grants under the 1999 Plan.

     Our board of directors believes that adding shares to the 1999 Plan is in our best interests because it will facilitate the merger by providing us with enough options to satisfy our obligation under the Agreement of Merger to issue options to acquire shares of our common stock upon conversion of the BIZ Options. Additionally, our board believes that the increase is in our best interest because it will strengthen our ability to attract and retain qualified employees (the number of which will have increased following the merger), to furnish additional incentive to those persons who contribute to, and are responsible for, our success and enhance stockholder value as a result.

     The following is a general summary of the 1999 Plan, as amended and restated, which is qualified in its entirety by reference to the full text of the 1999 Plan, attached to this proxy statement as Appendix E.

     Shares Subject to the 1999 Plan

     A total of 1,500,000 shares of our common stock are currently authorized for issuance under the 1999 Plan. If our stockholders approve the Amended and Restated 1999 Stock Option Plan, the maximum number of shares that may be issued upon exercise of stock options that may be granted under the 1999 Plan will be 4,000,000 shares. Any shares of our common stock that are subject to an option but are not used because the terms and conditions of the option are not met, or any shares used by participants to pay all or part of the purchase price of any option may again be used for awards under the 1999 Plan. The number of shares issuable under the 1999 Plan, and the exercise price of such options, is subject to proportional adjustments to reflect stock splits, stock dividends, mergers, consolidations and similar events.

     Eligibility For Participation

     Options granted under the 1999 Plan may be either incentive stock options, which are intended to qualify for special tax treatment under Section 422 of the Code, or nonqualified stock options. Employees, including our officers and directors who are employees, may be granted incentive or nonqualified stock options. However, members of our board of directors who are not officers or employees, and consultants to our company may only be granted nonqualified stock options.

     As of June 15, 2001, approximately 110 persons were eligible to participate in the 1999 Plan, and 437,288 shares were subject to outstanding options.

     Administration

     Our board of directors administers the 1999 Plan. Administration of the 1999 Plan may be delegated to a committee. Subject to the terms of the 1999 Plan, our board of directors determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such award.

     Exercise of Options

     Our board of directors or a committee of our board determines whether each option is exercisable in whole or in consecutive installments, cumulative or otherwise.

     The exercise price of any incentive stock option granted under the 1999 Plan may not be less than the fair market value of the shares of common stock underlying such option, determined as of the date of the grant. If an eligible employee possesses at least 10% of the total combined voting power of all classes of our stock at the time of grant of an incentive stock option, the exercise price may not be less than 110% of the fair market value of the common stock underlying the option, determined as of the date of the grant.

The exercise price of nonqualified stock options shall be not less than 85% of the fair market value of the common stock underlying the option. The exercise price of an option may be paid in cash or, at the discretion of our board of directors or a committee of our board, through the delivery of other shares of our common stock. Our board of directors or a committee of our board may provide for other methods of payment upon the exercise of an option.

     As of June 15, 2001, the aggregate fair market value of shares of common stock subject to outstanding options under the 1999 Plan was approximately $1,447,423 based upon the closing sale price of our stock ($3.31) reported on The Nasdaq Stock Market on that date.

     Expiration of Options

     No option granted under the 1999 Plan may be made exercisable after the expiration of ten years from the date the option is granted. In addition, any option granted to an eligible employee who possesses at least 10% of the total combined voting power of all classes of our stock at the time that an incentive stock option is granted, may not be made exercisable after the expiration of five years from the date of the grant. Subject to certain exceptions described in the 1999 Plan, options may terminate before their expiration as described below.

     Before the expiration date of an option, the option is exercisable (to the extent vested) by an eligible employee or eligible director or consultant while that person continues to be employed by, or is performing services for, us or our subsidiaries. Upon the termination of an eligible employee's employment or the termination of an eligible director or consultant's relationship with us or our subsidiaries (other than termination by death, by disability, or by involuntary dismissal for cause or voluntary resignation in violation of any agreement to remain in our employ), an option may be exercised (to the extent exercisable at the date of termination) within the earlier of three months after the termination of employment or relationship, or the expiration date of the option as provided in the option agreement.

     If an eligible employee's employment or eligible director or consultant's relationship with us or our subsidiaries terminates by reason of disability, the option may be exercised (to the extent exercisable at the date of termination) within the earlier of 12 months following such termination or the expiration date of the option as provided in the option agreement. Following the death of an eligible employee or eligible director or consultant, the option may be exercised (to the extent exercisable at the date of death) by the optionee's estate on the earlier of 12 months from the date of death or the expiration date of such option as provided in the option agreement.

     If an eligible employee or eligible director or consultant is terminated for cause, or voluntarily resigns in violation of any agreement to remain in our employ, his or her option will terminate immediately.

     Options which are not exercisable by an eligible employee or eligible director or consultant at the time of termination of employment or termination of relationship with us or our subsidiaries will terminate as of the date of termination of employment or relationship.

     Amendments

     Our board may amend, suspend or terminate the 1999 Plan, without notice, and in its sole discretion. No amendment, suspension, or termination of the 1999 Plan by the board, however, shall materially impair any option previously granted under the 1999 Plan without the express written consent of the optionee. In addition, our stockholders must approve any amendment that materially increases the number of shares, increases the benefits, modifies the eligibility requirements or alters the method for determining the option exercise price.

     Term of the 1999 Plan

     Unless terminated earlier as provided in the 1999 Plan, the 1999 Plan will terminate on February 9, 2009, which is ten years from the date the 1999 Plan was adopted by the board.

     Federal Income Tax Information

     Incentive Stock Options. Upon the grant of an incentive stock option, the optionee will not recognize any taxable income and we will not be entitled to a tax deduction. Upon the exercise of an incentive stock option while the optionee is employed by us or a subsidiary of ours, or within three months after termination of employment, the optionee will not recognize taxable income if certain holding period requirements under the Code are met; however, under certain circumstances, the excess of the fair market value of the shares of common stock acquired upon an exercise over the exercise price may be subject to the alternative minimum tax.

     If the shares of common stock acquired through the exercise of an incentive stock option are held for at least two years from the date of grant and at least one year from the date of exercise, the optionee's gain or loss upon a disposition of those shares of common stock will be a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If the optionee satisfies these holding periods, upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If the shares are disposed of prior to the expiration of these holding periods, the optionee will recognize ordinary income on certain amounts in excess of the option price and we will be entitled to a corresponding tax deduction.

     Nonqualified Stock Options. Upon the grant of a nonqualified stock option, the optionee will not recognize any taxable income. Upon the exercise of a nonqualified stock option, the optionee will recognize taxable ordinary income in an amount equal to the difference between the fair market value of the shares of common stock acquired upon exercise, and the exercise price. At that time, we will be entitled to a corresponding tax deduction. Upon a subsequent disposition of shares of common stock acquired upon the exercise of a nonqualified option, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of those shares.

     THE SUMMARY OF FEDERAL INCOME TAX INFORMATION SET FORTH ABOVE IS FOR GENERAL REFERENCE ONLY AND DOES NOT PURPORT TO COVER ALL FEDERAL INCOME TAX CONSEQUENCES THAT MAY APPLY TO ALL CATEGORIES OF STOCKHOLDERS. ALL OF OUR STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF THE OPTION GRANTS TO THEM.

     Possible Anti-Takeover Effects

     Although not intended as an anti-takeover measure by our board of directors, one of the possible effects of the 1999 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of our directors and key employees. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of an attempt.

ADDITIONAL INFORMATION REGARDING THE 1999 PLAN

     As stated above, our board of directors or a committee of our board has the authority to determine the amounts, terms and grant dates of options to be granted in the future to eligible employees or eligible directors or consultants under the 1999 Plan. To date, no such determinations have been made and, as a result, it is not possible to state such information.

     As of the date of this proxy statement, options to purchase an aggregate of 561,888 shares of our common stock have been granted under the 1999 Plan (including options that have been forfeited upon termination of employment or otherwise). Set forth below is information regarding the number of options that we have granted to date (including options that have been forfeited), under the 1999 Plan to: (i) each of the individuals named in the summary compensation table contained elsewhere in this proxy statement; (ii) all of our current executive officers as a group; (iii) all of our current directors who are not executive officers as a group; (iv) each nominee for election as a director; (v) each associate of any executive officer, director or nominee for election as a director; (vi) each other person who has received 5% or more of all options that have been granted under the 1999 Plan; and (vii) all employees (including all officers who are not executive officers) as a group.


                                                                                           NO. OF OPTIONS GRANTED
NAME                                                          TITLE                          UNDER THE 1999 PLAN
----                                                          -----                        ----------------------
Kris Shah                                   Chief Executive Officer, Chairman of the                       0
                                            Board, President and Secretary
Roy E. Luna                                 Chief Financial Officer                                   30,000
James S. Prohaska                           Vice President, Sales                                     30,000
Robert J. Gray                              Vice President, Product Development                       20,000
William S. Holmes                           Vice President, Marketing                                 18,388
All current executive officers as
   a group (5 persons)                                                                                98,388
Gregg Amber                                 Director and Director Nominee                             30,000
Matthew Mederios                            Director and Director Nominee                             30,000
Frank J. Cilluffo                           Director                                                  22,500
All current directors (other than
   executive officers) as a group
   (3 persons)                                                                                        82,500
Marvin J. Winkler                           Director Nominee                                               0
Bruce J. Block                              Director Nominee                                               0
All employees (including executive
   officers)                                                                                         479,388

     The number of options granted under the 1999 Plan to Messrs. Luna and Prohaska and to two of our nonemployee directors, Messrs. Amber and Medeiros, exceed 5% of the total number of options granted under the 1999 Plan to date.

VOTE REQUIRED

     The proposal to approve our Amended and Restated 1999 Stock Option Plan must receive the affirmative vote of a majority of the holders of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3
                              ELECTION OF DIRECTORS

     Our bylaws provide that our board of directors shall consist of not less than one nor more than eleven directors. Our certificate of incorporation provides that the exact number of directors which constitute the board is set exclusively by a resolution of the board. The number of directors on our board is currently set at four directors and there are no vacancies on the board. If the merger is consummated, the number of directors will be set at seven and there will be one vacancy on the board. Our board of directors is divided into three classes designated as Class I, Class II and Class III, respectively. Two of the nominees for directors have been designated as Class I directors and two have been designated as Class II directors. Under the terms of the voting agreement between Mr. Shah, certain of his family members and affiliates, Mr. Winkler and his affiliates and the holders of our Series B Stock, Mr. Winkler will have the right to appoint a director to the board to fill the remaining seat. Our bylaws provide that at the first annual meeting of our stockholders following the date our bylaws were adopted, the term of office of the Class I directors expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date of adoption of the bylaws, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date of adoption of the bylaws, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

     The board proposes that the stockholders elect four directors to our board, consisting of two Class I directors to serve until the annual meeting of stockholders in 2003 and two Class II directors to serve until our annual stockholders' meeting in 2004. The additional Class III director who will be appointed by Mr. Winkler will serve until our annual stockholders' meeting in 2002. If elected, the nominees, Gregg Amber and Bruce Block, will constitute our Class I directors. Gregg Amber is presently serving as a Class II director. If elected, the nominees, Matthew Medeiros and Marvin Winkler will constitute our Class II directors. Matthew Medeiros is currently serving as a Class II director of our company. Messrs. Shah and Cilluffo, each currently a Class III director, will continue in office for their existing terms. Biographical information on the four nominees and Messrs. Shah and Cilluffo is set forth below under the heading "Directors and Executive Officers."

     The board is currently composed of two Class II directors (Messrs. Medeiros and Amber) and two Class III directors (Messrs. Shah and Cilluffo).

     Our board of directors is of the opinion that the election to the board of directors of the persons identified below, all of whom have consented to serve if elected, would be in our best interests. The names of the nominees are as follows: Gregg Amber, Bruce Block, Matthew Medeiros and Marvin Winkler.

     Management proxies will be voted FOR the election of the above-named nominees unless the stockholders indicate that the proxy shall not be voted for all or any one of the nominees. If for any reason a nominee should, prior to the annual meeting, become unavailable for election as a director, an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

     The terms of our current Class II directors will expire upon the election and qualification of directors at our annual stockholders' meeting to which this proxy statement relates and the terms of our current

Class III directors (Messrs. Shah and Cilluffo) will expire upon the election and qualification of directors at our annual meeting of stockholders in 2002.

DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is information regarding our current executive officers and directors, nominees for positions on our board of directors who are not currently directors and those persons whom we expect to become executive officers of our company after the merger.

                 NAME                      AGE                               POSITION
                 ----                      ---                               --------
Kris Shah(1)........................       62     Chairman of the Board, Chief Executive Officer, President and Secretary
Marvin J. Winkler(2)(6).............       47     Co-Chairman of the Board, Chief Executive Officer and President
Robert J. Gorman(2).................       42     President, Global Marketing Division
Roy E. Luna(3)......................       50     Chief Financial Officer
Thomas E. Schiff(2).................       50     Executive Vice President and Chief Financial Officer
Robert J. Gray......................       64     Vice President, Product Development
Gregg Amber(4)(5)...................       45     Director
Matthew Medeiros(4)(5)..............       45     Director
Frank J. Cilluffo(4)................       30     Director
Bruce J. Block(6)...................       53     Director

----------------------------

(1) At the Effective Time, Mr. Shah will become co-chairman of the board, president, software and embedded systems division and secretary and will no longer serve as our chief executive officer or president.

(2)  Appointed to these positions effective as of the Effective Time.

(3) At the Effective Time, Mr. Luna will become our vice president, finance and will no longer be considered an executive officer.

(4)  Member of audit committee.

(5)  Member of compensation committee.

(6)  To begin serving on the board of directors if elected by our stockholders.

     Kris Shah is currently our chairman of the board, chief executive officer, president and secretary. Following the merger, Mr. Shah will become co-chairman of the board, president, software and embedded systems division, will continue to serve as secretary, and will no longer serve as our chief executive officer or president. Mr. Shah has been our chairman of the board and chief executive officer since he founded the company in 1970 and took over the position of president after Mr. Davis, our former president resigned in September 2000. Mr. Shah took over the position of secretary in May 2001, following Gregg Amber's resignation from that office. Mr. Shah's career has involved every major aspect of circuit design and chip packaging technology, including research and development, manufacturing, engineering, marketing and strategic planning. Before forming Litronic, Mr. Shah held management level positions at Hughes Aircraft Co., Fiberite Inc. and Bell Industries, Inc. Mr. Shah holds B.S. and M.S. degrees in mechanical engineering from the University of Southern California.

     Marvin J. Winkler will serve as the co-chairman of our board of directors, chief executive officer and president of our company following the merger. Mr. Winkler has served as the chief executive officer and chairman of the board of directors of BIZ since April 2000. In June 1999, Mr. Winkler partnered with principals of Broadcom Corporation to co-found Broadband Interactive Group to demonstrate the applications for interactive television in a convergent broadband media industry. In August 1996, Mr.

Winkler acquired Gotcha International, L.P., an apparel manufacturer. Finally, Mr. Winkler founded BIZ to address the secure processing and applications required to ensure secure high-speed knowledge and financial transactions across the Internet. He also established the industry's first Core-To-The-Edge(TM) solution set of hardware, software and firmware products and applications for security in electronic commerce.

     Robert J. Gorman will serve as our president, global marketing division following the merger. Mr. Gorman has served as the president of sales, marketing and strategic planning of BIZ since April 2001. From July 2000 to April 2001, Mr. Gorman served as the president and chief operating officer of BIZ, and prior to that, as vice president, operations since May 2000. From November 1999 until May 2000, Mr. Gorman was the founder and chief executive officer of Tjazz, Inc., a start-up, travel-related application service provider. From April 1998 until October 1999, he served as vice president, corporate strategy and development and vice president, marketing and sales for SilkRoad, Inc., an optical telecommunications company, which filed a petition for bankruptcy under Chapter 7 of the federal bankruptcy laws in November 2000. From March 1997 to April 1998, Mr. Gorman served as vice president of marketing for LAND-5 Corporation, a producer of data storage and server hardware, and from January 1996 to March 1997, served as vice president, operations for ISIS Inc., a developer of Internet marketing analysis and virtual reality software. In the early 1980's, Mr. Gorman co-founded Pacific Celltech, which developed pocket-sized cellular equipment. Mr. Gorman holds a B.A. degree in international relations with a specialty in Chinese, from the University of Colorado.

     Roy E. Luna is currently our chief financial officer. Following the merger, Mr. Luna will be our vice president, finance. Mr. Luna joined our company in January 2000 as our chief financial officer. From June 1995 to December 1999, Mr. Luna was primarily involved in pursuing personal interests. From May 1992 to May 1995, Mr. Luna held the position of senior vice president and chief financial officer of CareLine, Inc. CareLine was a publicly traded company involved in emergency medical transportation. Mr. Luna was one of three original founders of CareLine. Prior to May 1992, Mr. Luna held a variety of financial management positions. Mr. Luna is a certified public accountant and holds a B.A. degree in business administration from California State University, Fullerton.

     Thomas E. Schiff will serve as our executive vice president and chief financial officer following the merger. Mr. Schiff has served as the executive vice president, chief financial officer, treasurer, secretary and a member of the board of directors of BIZ since its inception in April 2000. From December 1998 to June 2001, he was an executive vice president and chief financial officer for SW Gotcha Acquisition Ltd and Gotcha International, L.P. From March 1996 to December 1998, Mr. Schiff was executive vice president and chief financial officer of Pacific Eyes & T's. Mr. Schiff was formerly a certified public accountant for the San Francisco office of Peat, Marwick, Mitchell. He holds a B.A. degree in economics from Stanford University and an M.B.A. degree from the Stanford Graduate School of Business.

     Robert J. Gray is our vice president, product development. Mr. Gray joined our company in May 1990. Mr. Gray served as president of Cyphernet, Inc., a division of Codercard, Inc., a data security company, from January 1985 to May 1990. Mr. Gray has also served as president of Genisco Computers Corp., a manufacturer of computer graphics and imaging hardware for the computer aided design, image processing and simulation markets. After obtaining his education in meteorology, oceanography and computer sciences from various military schools including the Naval Postgraduate School in Monterey, California, Mr. Gray served as an officer in the U.S. Navy for 22 years, specializing in meteorology and computer sciences.

     Matthew Medeiros has been serving as one of our directors since June 1999. Since February 1998, Mr. Medeiros has served as chairman and chief executive officer of Philips Flat Display Systems. Before joining Philips, Mr. Medeiros served as vice president and general manager for the optical polymers group, and as vice president of business development for the electronic materials division of Allied Signal Inc. from January 1996 to February 1998. Mr. Medeiros served as an executive officer of Radius, Inc., including as its vice president and general manager, MacIntosh systems, and as its vice president, operations and information systems, from March 1993 to January 1996. Mr. Medeiros also previously served in executive positions with Radius, Inc., NeXT Computer and Apple Computer, Inc. in which positions he developed an extensive background in personal computer manufacturing, operations and materials management. Mr. Medeiros holds a B.S. degree in business administration, management science and finance from the University of San Francisco.

     Gregg Amber has been serving as one of our directors since April 2000. From March 2000 until May 2001, Mr. Amber also served as our secretary. Mr. Amber is currently a partner with the law firm of Rutan & Tucker, LLP. From December 1999 until July 2000, Mr. Amber was the senior vice president, secretary and general counsel for ZLand.com, Inc. From March 1998 through November 1999, Mr. Amber was a partner with the law firm of Rutan & Tucker, LLP. Prior to that time, and since June 1995, he was a partner with the law firm of Snell & Wilmer LLP. Mr. Amber holds a B.A. degree in political science and mathematics from Principia College and a J.D. degree from Stanford Law School.

     Frank J. Cilluffo was appointed to our board of directors in June 2001 to fill a vacancy on our board. Since 1993, Mr. Cilluffo has been a senior policy analyst and deputy director of the Global Organized Crime Program, chairman of the CBRN (Chemical, Biological, Radiological and Nuclear) Terrorism Committee and co-chairman of the Cyber Threats Committee on Homeland Defense at the Center for Strategic and International Studies in Washington, D.C. Mr. Cilluffo is responsible for directing seven multi-agency and multi-disciplinary task forces comprising over 175 senior officials and experts within the federal government and the private sector on topics including information warfare and information assurance, the nuclear black market, the narcotics industry, financial crimes and terrorism. Mr. Cilluffo holds a B.A. degree in International Affairs from The Elliot School of International Affairs at The George Washington University and has completed graduate course work in Intelligence and Policy and Counterintelligence courses at the Institute of World Politics.

     Bruce J. Block is a nominee for election to our board of directors. Since May 2000, Mr. Block has been serving as the senior vice president, technology of the Recording Institute of America (RIAA). In that position, he manages the technology oversight program, specific technology initiatives and efforts in the area of standards development. From July 1996 until May 2000, Mr. Block was the chief technology officer and vice president, business development of musicmaker.com, a web-based electronic commerce media company. Prior to joining musicmaker.com, Mr. Block founded and served as the president and chief executive officer of Spaceworks, Inc., a business-to-business, electronic commerce company. Mr. Block holds a B.S. degree from the City College of New York, an M.B.A. degree from American University and a Certificate in Health Care Administration from Boston University.

     There are no family relationships among our current officers and directors, nominees for director or individuals who are expected to become executive officers following the merger.

     Our board of directors held two meetings during the fiscal year ended December 31, 2000, and has held one meeting since the end of that year. The board of directors also took action by unanimous written consent on eight occasions during the fiscal year ended December 31, 2000 and has taken action by unanimous written consent on eight occasions since the end of that year.

     Our board of directors has standing audit and compensation committees, but does not have a nominating committee. In practice, our entire board performs the function of a nominating committee.

     Our compensation committee, composed of Messrs. Amber and Medeiros during the fiscal year ended December 31, 2000, reviews and makes recommendations to our board of directors regarding executive compensation plans and arrangements. During the fiscal year ended December 31, 2000, our compensation committee held one meeting and has held no meetings since the end of that year.

     Our audit committee, currently composed of Messrs. Medeiros, Amber and Cilluffo, is responsible for, among other things, considering and recommending to our board of directors, the appointment of our independent auditors, examining the results of audits and quarterly reviews, reviewing with the auditors, the plan and scope of the audit and audit fees, reviewing internal accounting controls, periodically with our independent auditors and monitoring all financial aspects of our operations. During the fiscal year ended December 31, 2000, our audit committee held one meeting and has held no meetings since the end of that year. All of the members of our audit committee are independent as defined in the listing standards of the National Association of Securities Dealers.

     In June 2000, our board of directors approved and adopted an audit committee charter, which is attached to this proxy statement as Appendix F.

     Each incumbent director attended all of the meetings of the board and the committees on which he served held during 2000.

PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed or expected to be billed to us for services rendered to us during the fiscal year ended December 31, 2000 by our independent auditors, KPMG LLP:

        Audit Fees                                               $232,500(a)
        Financial Information Systems Design and                       $0
        Implementation Fees
        Other Fees:
            Tax related services                                  $59,000
            Proposed merger related services                      $45,000
                                                                 --------
                 Total Other Fees                                $104,000(b)

--------------------------

(a) Includes fees for the audit of our annual financial statements for the year ended December 31, 2000, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended December 31, 2000.

(b) The audit committee has considered whether the provision of these services is compatible with maintaining the auditors' independence.

DIRECTORS' COMPENSATION

     Directors receive no compensation for serving on our board of directors or any committee although directors are reimbursed for expenses incurred in attending board and committee meetings. No compensation is paid for attending meetings of committees of our board of directors on which directors serve. We may periodically award options or warrants to our directors, under our existing stock option plans and otherwise.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation paid to our chief executive officer and each of our other executive officers who received an annual salary and bonus of more than $100,000 for services rendered to us in all capacities during the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG-TERM
                                                      ANNUAL COMPENSATION                          COMPENSATION AWARDS
                                                    -----------------------------------           -------------------------
                                                                                                                SECURITIES
                                                    FISCAL                                           OTHER      UNDERLYING
       NAME AND PRINCIPAL POSITION                   YEAR         SALARY          BONUS           COMPENSATION    OPTIONS
       ---------------------------                   ----         ------          -----           ------------  -----------
Kris Shah,                                           2000        $184,375              --               *               0
   Chairman of the Board, Chief Executive            1999        $201,176              --               *               0
   Officer and President(1)                          1998        $231,998              --               *               0
Roy E. Luna                                          2000        $124,083              --               *          20,000
   Chief Financial Officer(2)
James S. Prohaska,                                   2000        $151,206              --               *           2,500
   Vice President, Sales(3)                          1999        $ 14,583              --               *          17,500
Robert J. Gray,                                      2000        $119,583              --               *          10,000
   Vice President, Product Development               1999        $101,329              --               *              --
William S. Holmes,                                   2000        $110,000        $  1,000               *           8,388
   Vice President, Marketing                         1999        $127,599              --               *              --

--------------------------

* The executive officers also received other fringe benefits from us in their capacities as executive officers, however, those benefits were less than $50,000 during the year ended December 31, 2000.

(1) In May 2001, Mr. Shah also took over the office of secretary of our company.

(2)  Mr. Luna joined our company in January 2000.

(3)  Mr. Prohaska joined our company in December 1999.

OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table provides information regarding options granted in the fiscal year ended December 31, 2000 to the executive officers named in the summary compensation table. We did not grant any stock appreciation rights in the year ended December 31, 2000. This information includes hypothetical potential gains from stock options granted in fiscal 2000. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of our common stock price over the 10-year life of the stock options granted in 2000. These assumed rates of growth were selected by the Commission for illustrative purposes only and are not intended to predict future stock prices, which will depend upon market conditions and our future performance and prospects.

                                                            PERCENTAGE OF                                     POTENTIAL
                                                               TOTAL                                       REALIZABLE VALUE
                                              NUMBER OF       OPTIONS                                      AT ASSUMED RATES
                                              SECURITIES     GRANTED TO                                     OF STOCK PRICE
                                              UNDERLYING    EMPLOYEES IN    EXERCISE                       APPRECIATION FOR
                                 GRANT          OPTIONS        FISCAL         PRICE      EXPIRATION          OPTION TERM(3)
      NAMED OFFICER              DATE          GRANTED(1)      YEAR(2)      PER SHARE       DATE          5%               10%
      -------------            --------       -----------   ------------    ---------    ----------    --------         --------
Kris Shah                            --              0             --            --             --           --               --
Roy E. Luna                    01/04/00         20,000           6.8%         $8.72       01/04/10     $109,600         $278,000
James S. Prohaska              04/17/00          2,500              *         $6.88       04/17/10      $10,825          $27,400
Robert J. Gray                 04/17/00         10,000           3.4%         $6.88       04/17/10      $43,300         $109,600
William S. Holmes              04/17/00          8,388           2.8%         $6.88       04/17/10      $36,320          $91,932

-------------------------

*    Less than 1%.

(1) Options vest 20% annually over five years commencing one year from grant date.

(2) Based on options to purchase 294,388 shares granted to our employees during the fiscal year ended December 31, 2000.

(3)  Calculated using the potential realizable value of each grant.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table provides information regarding stock options exercised in the fiscal year ended December 31, 2000 by the executive officers named in the summary compensation table, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.



                                                                  NUMBER OF
                                                             SECURITIES UNDERLYING              VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                   SHARES                      DECEMBER 31, 2000                DECEMBER 31, 2000(1)
                                 ACQUIRED ON    VALUE     ------------------------------   -----------------------------
           NAME                   EXERCISE     REALIZED   EXERCISABLE      UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
           ----                  -----------   --------   -----------      -------------   -----------     -------------
Kris Shah                            0            0              0                  0             $0                $0
Roy E. Luna                          0            0              0             20,000             $0                $0
James S. Prohaska                    0            0          3,500             16,500             $0                $0
Robert J. Gray                       0            0              0             10,000             $0                $0
William S. Holmes                    0            0          5,806             14,194        $10,451           $10,451

---------------------------

(1) Based on the last reported sale price of underlying securities ($2.50) on December 29, 2000 (the last trading day during 2000) as reported by Nasdaq, minus the exercise price of the options.

EMPLOYMENT AGREEMENTS

     Kris Shah has entered into a two-year employment agreement with us, effective as of June 9, 1999. This agreement provides that after the initial term, it will automatically renew for successive one-year terms unless it is terminated by us or by the employee through written notice given to the other party 90 days before the expiration of the then current term. Our board of directors may adjust Mr. Shah's salary. Mr. Shah is also entitled to receive an annual bonus award of $100,000 if we have earnings of $2.5 million or more and an additional $37,500 for each additional $1.0 million of earnings in excess of $2.5 million. In making the calculation for the bonus, we will measure earnings before interest and taxes and will add back the amortization of goodwill and other intangibles.

     Mr. Shah's employment agreement provides that, in addition to being terminated through the notice feature described above, employment may be terminated as follows:

     - by Mr. Shah if he has good reason to terminate the agreement. Good reason exists if:

        - Mr. Shah is relieved of his position as, or is not reappointed as, an officer of our company;

        -   Mr. Shah's title, office or responsibilities change substantially;

        - Mr. Shah's base salary is reduced to an amount that is less than $175,000 or by more than 10%;

        -   we fail to maintain our employee benefit plan;

        - we sell or transfer our company and fail to obtain the successor's assumption of the employment agreement; or

        - we fail to comply with a material term of the employment agreement and fail to cure the default after appropriate notice.

     - by us if we determine that due cause for termination exists. Due cause exists if we find that Mr. Shah:

        -   intentionally misapplied our money or property;

        -   committed an act of dishonesty that harmed us;

        -   was convicted of a felony or a crime involving moral turpitude;

        - has used a controlled substance, including alcohol, which affects his ability to perform his job duties; or

        -   breached the terms of the employment agreement.

     -  Additionally, we can terminate the terms of the agreement upon Mr.
        Shah's:

        -   death;

        - disability for more than 180 days after we give 30 days' notice of our intention to terminate the employment agreement; or

        -   retirement.

     We may be obligated to make payments to Mr. Shah upon termination of employment depending on the circumstances surrounding the termination. If the employment agreement is terminated by Mr. Shah after giving notice, by us for cause, or by Mr. Shah in breach of the agreement, we will not be obligated to pay any compensation after the termination date, except:

-    employee benefits;

-    unpaid base salary that Mr. Shah has earned which we have not paid; and

-    vested stock options.

     If the employment agreement is terminated by Mr. Shah for good reason or by us through a constructive termination, we will be obligated to pay Mr. Shah:

- his annual salary for the greater of the balance of the term of the employment agreement or for a period of two years;

-    a pro rata bonus for the fiscal year in which the termination occurs;

- continuing medical and life employee benefits for six months after the termination; and

-    vested stock options.

     The employment agreement also contains non-compete, confidentiality and non-disclosure clauses designed to protect our intellectual property. Additionally, the agreement contains a provision designed to preclude Mr. Shah from claiming rights to any products or technologies he developed while in our employ or for a two-year period following his termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 2, 2000, Litronic Industries, Inc., a wholly-owned subsidiary of ours, entered into a lease agreement for our principal executive offices with KRDS, Inc., a California corporation. Kris Shah, our chief executive officer, president, chairman of the board and secretary, is the majority shareholder and a director of KRDS, Inc. The lease has a seven-year term and expires on February 28, 2007. We have an option to renew the lease for a five-year period which we may exercise by providing notice to KRDS, Inc. not less than six months prior to the expiration of the initial seven-year term. We lease a building of approximately 20,702 square feet. Our monthly payments under the lease are currently $32,941 and we paid a security deposit to KRDS, Inc. of $31,674 when we executed the lease. Before our board determined whether to approve this lease, Mr. Shah disclosed to the board his interest in KRDS.

     On September 18, 2000, we entered into a Severance Agreement and General Release of all Claims with our former president, William Davis in connection with the termination of his employment with us. Under this agreement, we agreed to transfer to Mr. Davis, title to furniture and equipment that had been located in his office and to pay insurance premiums for Mr. Davis and his dependents until October 31, 2000 if he elected to continue his health insurance benefits under COBRA. In consideration of these severance payments and our waiver of certain claims that we believe we had against Mr. Davis arising out of our acquisition of Pulsar Data Systems, Inc., Mr. Davis agreed to release us from any and all known and unknown claims.

     On October 31, 2000, our chairman, chief executive officer, president and secretary, Kris Shah, purchased 629,269 shares of our common stock for $3.18 per share from our former president, William Davis. Mr. Shah first presented this purchase opportunity to our company but, after consideration of our financial condition, including, in particular, our cash position, the disinterested members of our board of directors declined the offer and authorized Mr. Shah to proceed with the purchase.

     Likewise, on December 5, 2000, Mr. Shah purchased 828,396 shares of our common stock from Mr. Davis' ex-wife, Lillian Davis for $3.18 per share. Our company also declined this offer under similar circumstances. As part of this transaction, Ms. Davis also agreed to return 141,573 shares of our common stock for cancellation. These shares are now held as treasury shares.

     Mr. Amber, one of our directors, and our former secretary, is currently a partner of the law firm Rutan & Tucker, LLP (although he was not during the fiscal year ended December 31, 2000). During the fiscal year ended December 31, 2000, we retained Rutan & Tucker, LLP to act as our legal counsel.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the regulations thereunder, require the directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the Commission, initial reports of ownership and reports to changes in ownership of our common stock and other equity securities, and to furnish us with copies of all Section 16(a) forms they file.

     During the fiscal year ended December 31, 2000, Robert J. Gray, our vice president, product development, and James S. Prohaska, our vice president, sales, each failed to file on a timely basis, a Statement of Changes in Beneficial Ownership on Form 4. In addition, the Kris and Geraldine Shah Family Trust, the holder of more than 10% of our outstanding shares of common stock, failed to file on a timely basis, a Statement of Changes in Beneficial Ownership on Form 4. Each of the transactions that were not reported on a timely basis, were subsequently reported.

     To our knowledge, based solely on a review of the copies of the reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2000, our officers, directors and beneficial owners of more than 10% of a registered class of our equity securities complied with all other Section 16(a) filing requirements applicable to them.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors has submitted the following report with respect to the executive compensation policies established by the compensation committee and compensation paid or awarded to executive officers for the fiscal year ended December 31, 2000.

     The compensation committee establishes the compensation level for our company's chief executive officer and other executive officers based upon its discretion, taking into account factors it deems appropriate, such as competitive factors, attainment of our company's established financial performance criteria, long term financial and strategic goals and the implementation of key strategic programs and products.

     The compensation committee believes that the compensation programs for our company's executive officers should reflect our company's performance and the value created for our company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of our company and should reward individual contributions to our company's success. Litronic is engaged in a very competitive industry, and its success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

     The compensation committee's policy is to provide executive officers of our company with compensation opportunities that are based upon the financial performance of the company and the executive officers' contribution to that performance. In light of the competitiveness to retain qualified executive officers, the compensation committee also takes into consideration whether the compensation offered to our executive officers is competitive enough to attract and retain highly skilled individuals. Compensation for our chief executive officer for fiscal 2000, as reported above, was based on the compensation committee's analysis of Litronic's financial performance and achievement of strategic objectives, and the chief executive officer's contribution to this performance and these achievements. In November 2000, we increased the base salary of our chief executive officer to $250,000 per year. This increase was based primarily on the increased duties which Mr. Shah undertook as a result of his appointment as president when Mr. Davis, our former president resigned in October 2000.

     The compensation committee also offers alternative sources of compensation, such as incentive stock options, to the executive officers. Options provide executive officers with the opportunity to buy and maintain an equity interest in our company and to share in the appreciation of the value of our common stock. In addition, if a participant were to leave prior to vesting in these options, a significant number of the options would be forfeited. This makes it more difficult for competitors to recruit key employees away from our company. The compensation committee believes that the option grants afford a desirable long-term compensation method because they closely ally the interests of management and other employees of the company with stockholder value and motivate the officers of our company to improve long-term stock market performance.

     Our company's policy is not to disclose target levels with respect to specific quantitative or qualitative performance-related factors, or factors considered to involve confidential business information, because their disclosure would have an adverse effect on our company.

     Based on its review of all of the factors described above, the compensation committee recommended that salaries (including base salaries and allowances) for our executive officers, including the salary of our chief executive officer, be decreased by 10% from their fiscal 2000 levels. The executive officers accepted this decrease effective May 1, 2001. All amounts paid or accrued during fiscal 2000 under the above described plans and programs are included in the tables above.

COMPENSATION COMMITTEE:

Gregg Amber
Matthew Medeiros

BOARD AUDIT COMMITTEE REPORT

     The audit committee of the board of directors reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed the audited financial statements of Litronic Inc., both with and without management present. In addition, the audit committee obtained from the independent auditors, a formal written statement describing all relationships between the auditors and Litronic Inc. that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the audit committee's review and discussions with management, the audit committee recommended to the board of directors that the audited financial statements of Litronic Inc. be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The audit committee also recommended reappointment, subject to stockholder approval, of the independent auditors and the board of directors concurred in such recommendation.

AUDIT COMMITTEE:

Gregg Amber
Matthew Medeiros

PERFORMANCE GRAPH

     The following graph shows a comparison of the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total return of companies on The Nasdaq Stock Market (U.S. common stocks) and the Standard & Poors Computers Index (Peripherals), assuming reinvestment of dividends, for the period beginning June 9, 1999 through our fiscal year ended December 31, 2000. This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on June 9, 1999.

     Notwithstanding anything to the contrary set forth in our previous filings under the Securities Act or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, the reports of our compensation and audit committees set forth in this proxy statement, and the performance graph below and the underlying data, shall not be incorporated by reference in any of these future filings.









                              [PERFORMANCE GRAPH]










                                                   JUNE 9, 1999        DECEMBER 31, 1999        DECEMBER 31, 2000
                                                   ------------        -----------------        -----------------
Litronic..................................              $100                $  72.73                  $  22.73
Nasdaq Stock Market Index (U.S.)..........              $100                 $165.10                  $  99.26
Standard & Poors Computers Index..........              $100                 $204.04                   $229.89

VOTE REQUIRED

     Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting, meaning that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                   PROPOSAL 4
           APPROVAL OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION

     The Reorganization Agreement provides that this proxy statement will include a proposal to change our name to SSP Solutions, Inc. Our board of directors has unanimously approved an amendment to Article I of our amended and restated certificate of incorporation to change our name to SSP Solutions, Inc." As amended, Article I would read as follows:

                                    ARTICLE I

               The name of the Corporation is SSP Solutions, Inc.

     The proposed amendment relating to the name change would not necessitate any exchange of outstanding stock certificates.

     In addition, our board believes that it is in the best interests of our company and our stockholders to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares. Our board believes that the increase in our authorized shares of common stock will maintain our financing and capital raising flexibility. Our board has unanimously approved an amendment to Section 1 of Article IV of our amended and restated certificate of incorporation to effect this increase. As amended, Section 1 of Article IV would read as follows:

                                   ARTICLE IV

              SECTION 1. The Corporation is authorized to issue one class of stock to be designated "Common Stock" and another class of stock to be designated "Preferred Stock." The total number of shares of Common Stock that the Corporation is authorized to issue is 100,000,000 with a par value of $.01 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is 5,000,000 with a par value of $.01 per share.

     In addition to the shares to be issued in connection with the merger, we will issue additional shares of common stock if our board of directors determines the issuance would be in the best interests of our company and our stockholders.

     Any newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Under our amended and restated certificate of incorporation, holders of common stock do not have preemptive rights. As is true for shares presently authorized, any issuance of additional shares of our common stock could dilute the equity of the shares of common stock that are outstanding at the time of the issuance.

VOTE REQUIRED

     The proposal to amend our amended and restated certificate of incorporation will be approved if the holders of a majority of the shares of our common stock outstanding on the Record Date, vote in favor of that proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 5
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Our board of directors has selected KPMG LLP to serve as our independent auditors for the fiscal year ending December 31, 2001. Although stockholder ratification is not required, our board of directors has directed that this appointment be submitted to our stockholders for ratification at the annual meeting of stockholders. A representative of KPMG LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                   PROPOSAL 6
     APPROVAL OF THE ISSUANCE OF SECURITIES IN FUTURE FINANCING TRANSACTIONS

BACKGROUND

     In April 2001, we began to anticipate a need for additional capital, primarily for the purposes of research and development, additional management personnel to support our growth, expansion of our facilities and working capital. As a result, we began to explore strategic alternatives available to us and investigate possible sources of financing. On May 31, 2001, we engaged Tucker Anthony Sutro Capital Markets, Inc., or Tucker Anthony, to act as our exclusive financial advisor and placement agent to locate investors for our securities in a public or private placement transaction.

POSSIBLE PUBLIC OR PRIVATE PLACEMENT OF OUR SECURITIES

     Although we have not yet commenced any type of offering, we are seeking your approval for the raising, as necessary, of up to $50 million in one or more public or private financing transactions through the issuance of our common stock, or securities exercisable for, or convertible into, our common stock, potentially at a discount of up to 25% to market price. We believe that a discount may be necessary to attract investors for these financing transactions. The rules of The Nasdaq National Market require us to obtain stockholder approval of the issuance of a number of shares of common stock, or securities exercisable for, or convertible into, common stock, equal to or greater than 20% of the number of shares of our common stock outstanding prior to the issuance, if such issuance is for a price that is less than the greater of the book value or market value of our common stock at the time of issuance. Based upon the recent trading prices of our common stock, we would need to exceed the 20% threshold in order to generate proceeds from a financing transaction sufficient to meet our projected needs. Accordingly, we are seeking your approval to issue shares of our common stock or securities exercisable for, or convertible into, common stock, that would constitute more than 20% and up to 50% of our outstanding common stock after the merger described elsewhere in this proxy statement (on a post-exercise or as-converted basis) in future public or financing transactions. If our stockholders approve this proposal, their authorization of this proposal will expire six months from the date of the closing of the merger.

     The purchase price for the securities to be sold in any such offering, and other terms and conditions of the offering, will be determined through negotiations among us, Tucker Anthony and the investors, based upon, among other matters, the demand for our common stock and its trading prices prior to the closing of the transaction. Due to the fact that the shares to be sold in the offering will not be immediately freely tradable by the purchasers until a registration statement registering those shares has been filed and becomes effective under the Securities Act, we expect that the shares may be sold at a discount from the prevailing price of our common stock prior to closing. We do not know the actual amount of such discount as of the date of this proxy statement, but we expect that it will be within a customary range for offerings of restricted shares by public companies in similar transactions. We expect to enter into a registration rights agreement with each of the purchasers of shares in the offering under which we will agree to register those shares in the future. Pursuant to our engagement of Tucker Anthony as placement agent in connection with the offering, Tucker Anthony will receive cash compensation and warrants exercisable for shares of our common stock upon the closing of such offering.

     If we issue additional shares of our capital stock, existing stockholders may be diluted as a result of those issuances. At this time, however, we cannot predict the amount of shares that would be issued or price at which such shares would be sold, except that any sale will have no more than a 25% discount. Therefore, we cannot accurately estimate the parameters and effect of any dilution on our existing stockholders. If we issue common stock, it will have the same voting, dividend and other rights as our currently outstanding common stock. The terms of any preferred stock or other instruments exercisable for, or convertible into, common stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by our board of directors before we issue those securities.

     If our stockholders disapprove this proposal, but approve the merger, the merger will be consummated but the offering, under the general terms described in this proxy statement, will not be pursued. Such an offering is conditioned upon stockholder approval of the merger, and if the merger is not approved, we do not intend to proceed with the offering, even if it is approved by our stockholders. Therefore, our stockholders must approve both the merger and this proposal in order for such a transaction to occur.

     If our stockholders do not approve this proposal, our board of directors will be limited to authorizing the sale of securities not in excess of the 20% limitation. As a result, we would be required to seek additional means of financing. However, we may not be able to obtain such financing on a timely basis on commercially reasonable terms, or at all.

     If this proposal is approved by our stockholders, our board of directors will be authorized to determine all aspects of the transaction, including (i) whether to consummate a public or private placement, (ii) the number and nature of securities issued in the transaction, (iii) the purchase price of the securities sold, and (iv) the terms and conditions of any warrants issued in connection with the offering, including Tucker Anthony's warrant.

VOTE REQUIRED

     The proposal to approve the issuance of shares of our common stock or other securities, which, when exercised or converted into common stock, would constitute more than 20% and up to 50% of our common stock, requires the affirmative vote of a majority of the holders of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 7
                APPROVAL OF OUR 2001 EMPLOYEE STOCK PURCHASE PLAN

OUR 2001 EMPLOYEE STOCK PURCHASE PLAN

     Introduction

     On June 12, 2001, our board of directors adopted our 2001 Employee Stock Purchase Program, or ESPP, subject to stockholder approval. Our board believes that the ESPP, together with our existing stock option plans, is an important part of providing incentives and retaining employees. Our board believes that the growth and success of our company will depend, in large part, upon our ability to retain qualified individuals who, through their efforts and expertise, can make significant contributions to the success of our business. Our board believes that the ESPP will provide incentives for our current and prospective employees to work for our best interests through ownership of our common stock. In assessing this proposal, you should consider that our employee directors may benefit from the adoption of the ESPP since they are eligible to participate in the plan and therefore, may be deemed to have a conflict of interest.

     Set forth below is a summary of the terms and provisions of the ESPP and the federal income tax consequences of the ESPP. The complete text of the ESPP is attached to this proxy statement as Appendix H.

     Shares Subject to the ESPP

     A total of 1,000,000 shares of our common stock are currently authorized for issuance under the ESPP. If a right expires or becomes unexercisable without having been exercised in full, the shares of our common stock that were subject to that right will again become available for grant under the plan. The number of shares issuable under the ESPP, and the purchase price per share, is subject to proportional adjustments to reflect stock splits, stock dividends, mergers, consolidations and similar events.

     Eligibility For Participation

     The ESPP is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Code. All of our employees (including, at the option of the committee administering the plan, employees of our subsidiaries) are eligible to participate in this plan, except for (i) employees who customarily work less than 20 hours per week; (ii) employees whose customary employment is for less than five months per calendar year; and (iii) employees, who, after a grant under the plan is made, will own more than five percent of the total combined voting power of all classes of our stock.

     As of the date of this proxy statement, approximately 110 employees were eligible to participate in the ESPP and no rights had been granted under the plan.

     Administration

     Our board has appointed our compensation committee to administer the ESPP. In administering the plan, our compensation committee will construe and interpret the plan and have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the plan and which are not inconsistent with the terms of the plan. All decisions of the compensation committee are final and binding on all persons.

     Grant and Exercise of Rights

     The ESPP provides for six month offering periods commencing on each January 1 and July 1, provided, however, that the initial offering period will be a shortened period commencing on the effective date of the ESPP (which will be the date on which the plan is approved by our stockholders) and ending on December 31, 2001. At the beginning of each offering period, we will grant each eligible employee a right to purchase shares of our common stock at a price equal to the lesser of (i) 85% of the fair market value of a share of our common stock on the applicable grant date; or (ii) 85% of the fair market value of a share of our common stock on the applicable exercise date. An employee may elect to participate in the plan by authorizing payroll deductions at a rate between 1% and 10% of his or her compensation. An employee's election to participate will continue at the same rate of payroll deductions for subsequent offering periods unless changed or revoked. The number of shares subject to each right will be determined by dividing the participant's account balance as of the exercise date by the price per share, disregarding any fractional shares. The total market value of a participant's purchases under the ESPP is limited to $25,000 for each calendar year.

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     Each right granted under the ESPP will be automatically exercised at the end of the offering period in which it was granted, unless terminated sooner in accordance with the provisions of the plan.

     Term of the ESPP

     Unless terminated earlier as provided in the ESPP, the plan will terminate on the tenth anniversary of the date on which it is approved by our stockholders.

     Amendment

     Our board may at any time amend, suspend or discontinue the ESPP. Except as provided in the plan, however, no such action may adversely affect the accrued rights of participants then outstanding, without their consent. No amendment of the ESPP will be effective unless approved by our stockholders if such approval is required to comply with Section 423 of the Code.

     Federal Income Tax Consequences

     Assuming that the ESPP qualifies as an employee stock purchase plan, as defined in Section 423 of the Code, a participant would not recognize any taxable income as a result of participating in the plan, except as described below.

     If a participant disposes of any share purchased under the plan more than two years after the first day of the offering period during which the share is purchased (a qualifying transfer), or if he or she dies while owning any share purchased under the plan, the participant generally would recognize compensation income for the taxable year in which such qualifying transfer or death occurs in an amount equal to the lesser of (i) the excess of the fair market value of the disposed share at the time of such disposition or death over its purchase price, or (ii) 15% of the fair market value of the disposed share on the last day of such offering period. In the case of a qualifying transfer, (a) the participant's tax basis in the disposed share could be increased by the amount of compensation income so recognized, and (b) the participant would recognize a capital gain or loss, as the case may be, equal to the difference between the amount realized from the disposition of the share and his or her tax basis (as so increased) in such share.

     If a participant disposes of any share other than by a qualifying transfer, the participant generally would recognize compensation income in an amount equal to the excess of the fair market value of the disposed share on the date of disposition over its purchase price, and we would be entitled to a tax deduction equal to the amount of such compensation income. Otherwise, we would not be entitled to any tax deduction with respect to the grant or exercise of purchase options under the plan or the subsequent sale by participants of shares purchased under the plan.

     Market Price of Shares

     The closing price of our common stock as reported by The Nasdaq National Market on June 15, 2001 was $3.31 per share.

VOTE REQUIRED

     The proposal to approve our 2001 Employee Stock Purchase Plan must receive the affirmative vote of a majority of the holders of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

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      OUR MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

GENERAL

     We provide professional Internet data security services and develop and market software and microprocessor-based products needed to secure electronic commerce and communications over the Internet and other communications networks based on Internet protocols. Our primary technology offerings use public key infrastructure, or PKI, which is the standard technology for securing Internet-based commerce and communications. In addition, Pulsar, a wholly owned subsidiary, is an established computer and networking product reseller that focuses on resales to government agencies, large corporate accounts and state and local governments. We acquired Pulsar in June 1999 in exchange for 2,169,938 shares of our common stock.

     The operations of Pulsar may not fit in with our long range plans for the combined company, and we are considering selling Pulsar. Revenue attributable to Pulsar during the fiscal year ended December 31, 2000, was $31.9 million, and during the three months ended March 31, 2001, was $2.5 million, and the cost of goods sold attributable to Pulsar during those periods was $28.5 million and $2.3 million, respectively.

RESULTS OF OPERATIONS -- COMPARISON OF THE THREE MONTHS ENDED MARCH 31, 2000 AND 2001

     Total Revenues

     Total revenues decreased 5.2% from $4.7 million during the three months ended March 31, 2000 to $4.5 million during the three months ended March 31, 2001. The decrease was primarily attributable to a $774,000 decrease in revenues related to the network solutions market that was partially offset by a $530,000 increase in revenues related to information security products and services.

     During the three months ended March 31, 2000, we derived 23%, 16%, and 14% of our revenue from sales to the U.S. Immigration, NSA and the National Institute of Health, respectively. During the three months ended March 31, 2001, we derived 11% of our sales from Gradkell Computers, Inc. Sales to Federal government agencies accounted for approximately 78% and 55% of our sales during the three months ended March 31, 2000 and 2001, respectively.

     Product Revenue

     Product revenue decreased 5% from $4.4 million during the three months ended March 31, 2000 to $4.1 million during the three months ended March 31, 2001. The decrease was primarily attributable to a $712,000 decrease in revenues related to network deployment products that was partially offset by a $505,000 increase in revenues related to data security products.

     License and Service Revenue

     License and service revenue decreased 10% from $371,000 during the three months ended March 31, 2000 to $334,000 during the three months ended March 31, 2001. The decrease was primarily attributable to a $62,000 decrease in revenues related to electric security systems that was partially offset by an increase of $25,000 in licenses and services related to information security products and services. In July 2000, we discontinued the electric security systems product line.

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     Product Gross Margin

     Product gross margins increased as a percentage of net product revenue from 17% during the three months ended March 31, 2000 to 26% during the three months ended March 31, 2001. The increase was primarily attributable to an increase in the percentage of revenue related to data security products as compared to the revenue related to network deployment products. During the three months ended March 31, 2001, network deployment products, sold by Pulsar, represented 61% of total product revenue as compared to data security products that represented 39% of product revenue. During the three months ended March 31, 2000, network deployment products, sold by Pulsar, represented 74% of total product revenue as compared to data security products that represented 26% of product revenue. Margins from the sale of network deployment products are significantly lower than margins from the sale of data security products.

     License and Service Gross Margin

     License and service gross margin increased as a percentage of license and service revenue from 55% during the three months ended March 31, 2000 to 60% during the three months ended March 31, 2001. This increase was primarily attributable to the discontinued electric security systems product line. Gross margins related to the electric security systems product line were significantly less than those related to the other types of licenses and services that we provide.

     Selling, General and Administrative Expenses

     Selling, general and administrative expenses, or S,G&A, decreased 26% from $2.4 million during the three months ended March 31, 2000 to $1.8 million during the three months ended March 31, 2001. The decrease was primarily attributable to reduced S, G&A related payroll expenses at Pulsar. The average S, G&A headcount at Pulsar decreased by 23 or 49% during the three months ended March 31, 2001 as compared to the three months ended March 31, 2000. As a percentage of revenue, S,G&A decreased from 50% during the three months ended March 31, 2000 to 40% during the three months ended March 31, 2001. The percentage decrease was also primarily attributable to reduced S, G&A related payroll expenses at Pulsar. In an effort to reduce future expenses we have implemented a cost reduction program that is discussed in the "Liquidity and Capital Resources" section below.

     Research and Development Expenses

     Research and development expenses increased 39% from $1.3 million during the three months ended March 31, 2000 to $1.8 million during the three months ended March 31, 2001. The increase was primarily attributable to increased staffing related to product development including development efforts related to the Forte smart card, Maestro, ProFile Manager, NetSign and our CipherAccelerator 440. As a percentage of revenue, research and development expenses increased from 28% during the three months ended March 31, 2000 to 41% during the three months ended March 31, 2001. The percentage increase was primarily attributable to the actual increase in research and development expense combined with a decrease in total revenues. In an effort to reduce future expenses we have implemented a cost reduction program that is discussed in the "Liquidity and Capital Resources" section below.

     Amortization of Goodwill and Other Intangibles

     In June 1999, we acquired Pulsar. All of the outstanding shares of Pulsar were exchanged for 2,169,938 shares of our common stock. The acquisition was accounted for using the purchase method of accounting. In the fourth quarter of 2000 we determined the integration of Pulsar would not be completed as planned and the anticipated operating synergies would not be realized, therefore, we are currently

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exploring various alternatives for the Pulsar operations. As a result, in accordance with Statement 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," we analyzed the recoverability of the goodwill and other intangibles relating to the acquisition of Pulsar. In order to evaluate the recoverability of the remaining goodwill and other intangible assets, we engaged the services of an independent valuation firm to perform a valuation. During the fourth quarter of 2000, based on the results of the independent valuation, we recorded an impairment charge of $31.4 million related to unamortized intangible assets acquired in the purchase of Pulsar. Based on the independent valuation, management believes that after the impairment charge of $31.4 million, no further impairment exists. The remaining unamortized intangible assets acquired in the purchase of Pulsar will be amortized over the remainder of their 10-year life.

     The amortization of goodwill and other intangibles decreased 97% from $703,000 during the three months ended March 31, 2000 to $23,000 during the three months ended March 31, 2001. The decrease in primarily attributable to the reduction of goodwill that occurred as the result of the impairment charge that we recorded in the fourth quarter of 2000.

     Interest Expense (Income), Net

     Net interest income changed $30,000 from $14,000 net interest income during the three months ended March 31, 2000 to $16,000 net interest expense during the three months ended March 31, 2001. The change was primarily attributable to a reduction in interest income of $22,000 and in increase in interest expense of $8,000. The reduction in interest income was primarily the result of lower cash balances and the increase in interest expense was the result of increased borrowings.

     Income Taxes

     Tax expense of $5,000 was recognized during the three months ended March 31, 2000 and was related to minimum franchise tax payments paid to the state of California. We did not recognize any tax benefit from operating losses in the three months ended March 31, 2000. No income tax expense or benefit was recognized during the three months ended March 31, 2001 as the realizability of the tax benefit is not more likely than not.

RESULTS OF OPERATIONS -- COMPARISON OF YEARS ENDED DECEMBER 31, 1998, 1999 AND 2000

     Because we acquired Pulsar in June 1999, for the fiscal year ended December 31, 1999, our revenue and expenses include the results of Pulsar's operations since June 14, 1999. Therefore, revenue and expenses are not comparable from period to period.

     Total Revenue

     Total revenue increased 376% from $6.7 million during the year ended December 31, 1998 to $31.7 million during the year ended December 31, 1999 and increased 24% from $31.7 million during 1999 to $39.4 million during the year ended December 31, 2000. The increase from 1998 to 1999 consisted of $26.5 million of network deployment and electric security systems, or ESS, revenue generated by Pulsar subsequent to the acquisition, a decrease of $1.9 million in data security revenue, and an increase of $0.4 million in research and development revenue. The increase from 1999 to 2000 consisted of a $5.5 million increase in network deployment revenue primarily attributable to a full year of sales in 2000 as compared to a partial year in 1999, a $3.0 million increase in data security revenue primarily attributable to an increase in sales of existing data security products and services, and a $0.8 million decrease in research and development revenue attributable to the completion in 1999 of the contract that was responsible for generating research and development revenue.

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

     During 1998, 44%, 20% and 17% of revenue was generated from sales to Lockheed Martin Corporation, the National Security Agency and the U.S. Army Corps of Engineers, respectively. During 1999, 31% and 12% of revenue was generated from sales to the United States Immigration and Naturalization Service and the United States Department of State, respectively. During 2000, 42% of revenue was generated from sales to the United States Immigration and Naturalization Service. Sales to federal government agencies accounted for approximately 81%, 78% and 79% of sales during 1998, 1999 and 2000, respectively.

     Product Revenue

     Product revenue increased 467% from $5.2 million during 1998 to $29.6 million during 1999 and increased 26% from 1999 to $37.4 million during 2000. The increase from 1998 to 1999 consisted of $26.0 million of network deployment product revenue generated by Pulsar subsequent to the acquisition and a decrease of $1.6 million in data security product revenue. The increase from 1999 to 2000 consisted of a $5.6 million increase in network deployment revenue and a $2.2 million increase in data security revenue.

     License and Service Revenue

     License and service revenue increased 22% from $1.0 million during 1998 to $1.3 million during 1999 and increased 52% from $1.3 million during 1999 to $1.9 million during 2000. The increase from 1998 to 1999 was primarily attributable to service revenues of $436,000 associated with the ESS product line that was acquired as part of the Pulsar acquisition. The ESS product line did not fit into either of our primary business segments and in July 2000 we discontinued the ESS product line. We did not incur any significant expenses as a result of our decision to discontinue the ESS product line. The increase from 1999 to 2000 was primarily attributable to an increase of $444,000 related to an ongoing government support contract that began in August 1999 and to the recognition of $137,000 of revenue, out of a total $550,000 contract, that requires us to provide customer support for three years. The balance of this $550,000 contract has been recorded as deferred revenue and will be recognized over the remainder of the support period.

     Research and Development Revenue

     Research and development revenue represents amounts earned under a contract with the National Security Agency, or NSA, for the design of a microprocessor meeting minimum specifications established by the NSA. We have contracted with others to perform aspects of the project. All related project costs were expensed as research and development was incurred. Regardless of the results of the development efforts, the amounts received from the NSA are nonrefundable. The related research and development costs were not separately identifiable. Therefore, the corresponding costs of the entire development effort were included in research and development expenses. Research and development revenue increased 101% from $398,000 during 1998 to $798,000 during 1999. The increase from 1998 to 1999 was primarily attributable to a greater portion of total contract revenues being earned in 1999 than were earned in 1998. The contract that resulted in research and development revenue was completed in 1999 and no further research and development revenue is currently anticipated under this contract.

     Product Gross Margin

     Product gross margin decreased as a percentage of net product revenue from 46% during 1998 to 14% during 1999 and increased to 19% during 2000. The decrease from 1998 to 1999 was primarily attributable to the mix of low-margin versus high-margin products sold during 1999. During 1999, network deployment products represented 88% of product revenue as compared to data security products

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that represented 12% of product revenue. The increase from 1999 to 2000 was primarily attributable to the proportionately higher increase in revenue related to data security products as compared to network deployment products. During 2000, network deployment products represented 85% of product revenue as compared to data security products that represented 15% of product revenue. Margins from the sale of data security products are significantly greater than the margins from the sale of network deployment products.

     License and Service Gross Margin

     License and service gross margin increased as a percentage of license and service revenue from 9% during 1998 to 54% during 1999 and increased to 65% during 2000. The increase from 1998 to 1999 was primarily attributable to our ability to reduce the underutilized labor cost that had resulted in lower gross margins in the prior year. The increase from 1999 to 2000 was primarily attributable to discontinuing the ESS product line. Gross margins associated with the ESS product line were significantly less than the gross margins associated with data security services. The ESS product line was discontinued in July 2000.

     Selling, General and Administrative Expenses

     Selling, general and administrative expenses increased 173% from $2.6 million during 1998 to $7.2 million during 1999 and increased 33% from 1999 to $9.6 million during 2000. The increase from 1998 to 1999 was primarily attributable to the additional selling, general and administrative expenses associated with Pulsar. The increase from 1999 to 2000 was primarily attributable to twelve months of Pulsar-related selling, general and administrative expenses in 2000 as compared to approximately six months in 1999. As a percentage of revenue, selling, general and administrative expenses decreased from 40% during 1998 to 23% during 1999 and increased to 24% during 2000. The percentage decrease from 1998 to 1999 was primarily attributable to the revenues generated by Pulsar during 1999 and the percentage increase from 1999 to 2000 was primarily attributable to selling, general and administrative expenses increasing at a rate slightly higher than the rate of increase in revenues due to lower sales than planned.

     Research and Development Expenses

     Research and development expenses increased 193% from $1.3 million during 1998 to $3.9 million during 1999 and increased 48% from 1999 to $5.8 million during 2000. The increase from 1998 to 1999 was primarily attributable to significant increased staffing related to product development, including development efforts related to the Forte microprocessor, Maestro, Profile Manager, NetSign and token reader/writers. The increase from 1999 to 2000 was primarily attributable to continued significant staffing increases related to those same projects that were responsible for the staffing increases in 1999. As a percentage of revenue, research and development expenses decreased from 20% during 1998 to 12% during 1999 and increased to 15% during 2000. The percentage decrease from 1998 to 1999 was primarily attributable to the revenues generated by Pulsar. The percentage increase from 1999 to 2000 was primarily attributable to the continued expansion of our research and development efforts increasing at a rate of 48% while revenues increased at a rate of 24%.

     Impairment of Goodwill and Other Intangibles

     In June 1999, we acquired Pulsar. All of the outstanding shares of Pulsar were exchanged for 2,169,938 shares of our common stock. The acquisition was accounted for using the purchase method of accounting. We have determined the integration of Pulsar will not be completed as planned and the anticipated operating synergies will not be realized, therefore, we are currently exploring various alternatives for the Pulsar operations. In accordance with Statement of Financial Accounting Standards

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No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived
Assets to Be Disposed Of," we have analyzed the recoverability of the goodwill and other intangibles relating to the acquisition of Pulsar. In order to evaluate the recoverability of the remaining goodwill and other intangible assets, we engaged the services of an independent valuation firm to perform a valuation. Based on the results of the independent valuation, we recorded an impairment charge of $31.4 million related to unamortized intangible assets acquired in the purchase of Pulsar. Based on the independent valuation, management believes that after the impairment charge of $31.4 million, no further impairment exists at December 31, 2000. The remaining unamortized intangible assets of $783,000 acquired in the purchase of Pulsar will be amortized over the remainder of their 10-year life.

     Amortization of Goodwill and Other Intangibles

     The amortization of goodwill and other intangibles recorded during 1999 was attributable to the acquisition of Pulsar. The amortization recorded during the year ended December 31, 1999 of $1.4 million relates to the period June 14, 1999 through December 31, 1999. The amortization of goodwill and other intangibles increased 100% from $1.4 million during 1999 to $2.8 million during 2000. The increase is primarily attributable to a full year of amortization expense related to unamortized intangible assets in 2000 compared to six months during 1999 when we acquired Pulsar.

     Other (Income) Expense, Net

     Other (income) expense, net, decreased 60% from $418,000 during 1998 to $168,000 during 1999 and decreased 104% from 1999 to ($7,000) during 2000. The decrease from 1998 to 1999 was primarily attributable to the reduction in interest expense that resulted when proceeds from our initial public offering were used to extinguish outstanding debt obligations. The decrease from 1999 to 2000 was primarily attributable to an increase in interest income of $75,000 and a reduction in interest expense of $27,000.

     Income Taxes

     For 1998, the income tax benefit of $95,000 was primarily attributable to losses from continuing operations before income taxes of $1.5 million. For 1999, the income tax benefit of $43,000 was primarily attributable to prior year tax refunds received that exceeded amounts recorded as receivable in prior years. For 2000, the income tax expense of $6,000 was primarily attributable to minimum California franchise taxes.

     Backlog

     At December 31, 1998, 1999 and 2000, total backlog was $717,000, $366,000 and $1.3 million, respectively. Orders are subject to cancellation in certain circumstances, and backlog may therefore not be indicative of future operating results. The increase in the backlog at December 31, 2000, was attributable to an increase of $409,000 related to data security products and $525,000 related to network deployment products. The backlog of data security products at December 31, 2000, consisted primarily of unfilled orders for the Argus 300. Materials required to assemble the Argus 300 were not received until January 2001. Once the necessary materials were received, the Argus 300 readers were assembled and shipped during the first quarter of 2001. The backlog of network deployment products at December 31, 2000, was the result of orders that were received too close to the end of the year to be shipped before the end of the year.

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LIQUIDITY AND CAPITAL RESOURCES

     In June 1999, we completed our initial public offering of common stock. The net proceeds of the offering were $35.3 million.

     In June 1999, we also entered into a three-year lending agreement with Guaranty Business Credit Corporation, or GBCC, permitting borrowings under a $20.0 million secured revolving line of credit facility commencing on June 14, 1999. The agreement provided for an annual interest rate of prime plus .625%; and a pledge of substantially all of our personal and real property as collateral. Although the credit facility was for borrowings up to $20.0 million, under the terms of the agreement the amount of borrowing available to us was subject to a maximum borrowing limitation based on eligible collateral. Eligible collateral consisted of 85% of eligible accounts receivable plus the lesser of
(a) 50% of the value of eligible on-hand inventory or (b) $1.0 million. As a result, the amount that was actually available to us at any particular time may have been significantly less than the full $20.0 million credit facility due to the maximum borrowing limitation calculation. The agreement with our lender included a number of covenants and restrictions that we were required to adhere to. These covenants and restrictions included maintenance of minimum levels of working capital, tangible net worth, and profitability. In addition, the agreement did not allow us to pay dividends. At March 31, 2001, the maximum borrowings limitation calculation was $1.1 million. Our borrowings related to this agreement are included in the current installments of long-term debt in our condensed consolidated financial statements.

     On April 18, 2001 we and our lender amended the revolving line of credit facility. Under the terms of the amended agreement, the maximum borrowings are $5.0 million, eligible collateral excludes inventory, and the advance rate is 35%. In addition, certain of the financial covenants and requirements were adjusted. Changes in the amended agreement related to the definition of maximum borrowing, eligible collateral and the advance rate were effective on April 18, 2001, changes related to financial covenants and requirements were effective as of March 31, 2001. We were in compliance with the adjusted covenants at March 31, 2001. If the changes related to the definition of eligible collateral and the advance rate had been effective at March 31, 2001, the maximum borrowings available to us would have been $576,000, which is $206,000 less than actual borrowing at March 31, 2001.

     Cash provided by operations decreased $342,000 during the three months ended March 31, 2001 as compared to the three months ended March 31, 2000. The decrease in cash provided by operations was primarily attributable to a decrease in the reduction of accounts receivable during the three months ended March 31, 2001 of $774,000 as compared to the three months ended March 31, 2000. During the three months ended March 31, 2000, improved collection efforts enabled us to collect a large amount of aged account balances, which provided a positive impact on cash collections during the quarter, and more timely collection of current accounts. During the three months ended March 31, 2001, with improved collection efforts in place throughout the year, we did not have a backlog of aged account balances similar to the prior year.

     Cash used in investing activities decreased $101,000 during the three months ended March 31, 2001 as compared to the three months ended March 31, 2000. The decrease was attributable to a decrease in the amount of property and equipment purchased.

     Cash used in financing activities increased $383,000 during the three months ended March 31, 2001 as compared to the three months ended March 31, 2000. The increase was primarily attributable to a net increase in debt repayments.

     We believe that existing cash and cash equivalents and the current availability under our amended $5.0 million revolving line of credit will be sufficient to satisfy our contemplated cash requirements for

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the next 12 months. Under the terms of our amended loan agreement there were no additional borrowings available to us at March 31, 2001. Our amended $5.0 million revolving line of credit facility contains various covenants and restrictions including those noted above. If we do not maintain our amended $5.0 million revolving line of credit, or receive waivers for future covenant violations, we may seek additional capital from one or more of the following sources:

     - Merger -- We anticipate that following the merger, the combined entity will be in a more favorable position than us to access capital markets. If the merger is not completed in a timely manner or at all, we may seek additional capital on terms less favorable than if the merger were completed in a timely manner.

     - Additional equity capital -- We and BIZ have engaged a placement agent to locate investors for our securities in order to raise additional equity capital for the combined company after the merger. Equity capital, if available, may be issued at a discount to market resulting in dilution to current stockholders. In addition, providers of new equity capital may require additional concessions in order for them to provide needed capital to us.

     - Additional commitment -- Our chief executive officer and majority stockholder has committed, if necessary, to providing the personal financial resources required to enable us to meet all of our financial obligations as they become due through January 1, 2002.

     On May 9, 2001, we announced the implementation of a cost reduction program with the objective of lowering annualized expenses by $2.5 - $3.0 million. The cost reduction program was implemented in response to the general economic slowdown so that our cost structure would be better aligned with overall market conditions. The cost reductions include an approximate 20% decrease in workforce and the reduction of discretionary spending where appropriate. The cost reductions were not limited to one particular area but were spread throughout our company. The cost reductions related to workforce will have an immediate impact while the reductions in discretionary spending will be realized at the time such expenses are not incurred.

     We plan to begin shipping our new CipherAccelerator 440s in the third quarter of 2001. Our operating forecast assumes the CipherAccelerator 440 product launch goes as planned and anticipated sales of the CipherAccelerator 440s are realized. If the product launch is delayed or if the anticipated CipherAccelerator 440s sales are not realized, it may be necessary for us to make additional expense reductions beyond those already made.

     Our future capital requirements may vary materially from those now planned. The amount of capital that we will need in the future will depend on many factors including, but not limited, to:

     -  the market acceptance of our products and services;

     - the levels of promotion and advertising that will be required to launch new products and services and attain a competitive position in the market place;

     -  research and development plans;

     -  levels of inventory and accounts receivable;

     -  technological advances;

     -  competitors' responses to our products and services;


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     -  relationships with partners, suppliers and customers;

     -  our projected capital expenditures; and

     -  the merger with BIZ and successful integration.

     In addition, we may require additional capital to accommodate planned growth, hiring, infrastructure and facility needs or to consummate acquisitions of other businesses, products or technologies.

     New Accounting Standards

     In June 1998, the FASB issued Statement of Financial Accounting Standards, or SFAS, No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, hedging activities, and exposure definition. SFAS No. 133 requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If a derivative is a hedge, depending on the nature of the hedge, changes in fair value will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of SFAS No. 133 to all fiscal quarters for fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of FASB SFAS No. 133. We have adopted SFAS No. 133 and SFAS No. 138. Their adoption did not have a material impact on our consolidated financial position or overall trends in results of operations, and did not result in significant changes to our financial risk management practices.


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

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     Set forth below is certain information as of June 15, 2001 and after giving effect to the merger, regarding the beneficial ownership of our common stock by:

     -  all directors and nominees for director;

     - each of our executive officers named in the summary compensation table in this proxy statement and each person who is expected to be an executive officer after the merger;

     - all persons who are or who are expected to be directors and executive officers of our company after the merger as a group; and

     - each person known by us to currently own 5% or more of our voting securities and each person whom we expect to own 5% or more of our voting securities after the merger.

     The address of each person named below is the same as ours.

                                                                        BENEFICIAL OWNERSHIP OF COMMON STOCK
                                                         ------------------------------------------------------------------
                                                                              PERCENTAGE                        PERCENTAGE
                                                           NUMBER OF           OF COMMON       NUMBER OF         OF COMMON
                                                         SHARES BEFORE        STOCK BEFORE    SHARES AFTER      STOCK AFTER
             NAME OF BENEFICIAL OWNER                        MERGER              MERGER          MERGER            MERGER
             ------------------------                    -------------        ------------    ------------      -----------
Kris Shah..........................................         4,678,144              48%         5,343,318            25.9%
Robert J. Gray.....................................            84,413                *            84,413                *
Roy E. Luna........................................             4,000                *             4,000                *
Matthew Medeiros...................................            10,500                *            10,500                *
Gregg Amber........................................            14,295                *            14,295                *
Frank J. Cilluffo..................................             2,000                *             2,000                *
Marvin J. Winkler..................................                 0               --         7,126,871            34.5%
Thomas E. Schiff...................................               200                *            75,426                *
Robert J. Gorman...................................                 0               --            55,430                *
Bruce J. Block.....................................                 0               --             5,939                *
All expected directors and executive officers
as a group (currently consists of 6 persons
and is expected to consist of 9 persons after
the merger)........................................       4,793,352(1)              49%     12,718,192(2)            61.2%

-------------------------

*    Less than 1%

(1) Consists of shares beneficially owned by our current executive officers and directors.

(2) Consists of shares beneficially owned by our expected executive officers and directors following the merger.

     Other than the persons named above, no one is known to us to own 5% or more of our outstanding voting securities.

     In calculating the information in the table, we relied on the following assumptions:

     - All persons named in the table have sole or shared voting and investment power over all shares they beneficially own, subject to community property laws, where applicable; and

     - A person or entity is considered the beneficial owner of securities that it can acquire through the exercise of options within 60 days from June 15, 2001.

     The shares beneficially owned by Kris Shah before the merger include:

     - 435,301 shares held by the Chandra L. Shah Trust, of which Mr. Shah is the trustee;

     - 435,301 shares held by the Leena Shah Trust, of which Mr. Shah is the trustee; and

     - 3,807,542 shares held by the Kris and Geraldine Shah Family Trust, of which Mr. Shah and his wife are the trustees and beneficiaries.

     The shares beneficially owned by Kris Shah after the merger also include 1,400,000 shares of BIZ common stock which will be converted into 665,174 shares of our common stock at the Effective Time.

     The shares beneficially owned by all expected directors and executive officers as a group (after the merger) include 158,095 shares issuable upon exercise of currently exercisable options and options which are exercisable within 60 days from June 15, 2001. The inclusion of shares in this table as beneficially owned is not an admission of beneficial ownership.

                          DESCRIPTION OF BIZ'S BUSINESS

OVERVIEW

     BIZ is a development stage enterprise devoting substantially all of its efforts to develop and design security solutions for the financial, government, healthcare, education and entertainment industries. BIZ will offer both individual security components as well as a complete, end-to-end business-to-business transaction-based security solution for electronic commerce and communications conducted through the Internet or Internet protocol-based networks. BIZ has licensed the rights to use a broad array of technology components from Wave Systems Corp., Wave Express Corp., Litronic, OneName Corporation, Gilian Technologies and others and has combined these technology components into its SSP(TM) Solution Suite (SSP(TM) stands for Secure Service Provider).

     In November 2000, BIZ entered into an alliance agreement with EDS pursuant to which BIZ and EDS initiated a strategic relationship to market and sell BIZ's SSP(TM) Solution Suite. EDS has installed the SSP(TM) Solution Suite into its testing/interoperability laboratory and has successfully tested the SSP(TM) components. EDS plans to install the SSP(TM) Solution Suite into approximately five of its marketing centers located throughout the United States. From these centers, EDS will conduct live demonstrations of the data security solutions that the SSP(TM) Solution Suite can provide to its customers. BIZ plans to pursue additional strategic alliances with other systems integrators for the delivery and joint marketing of the SSP(TM) Solution Suite to end users in the data security market.

INDUSTRY BACKGROUND

     Data Security Market

     Consumers, businesses and government agencies are increasingly relying on the Internet and Internet protocol-based networks to conduct electronic commerce and communications. The increasing proliferation of, and reliance on, shared electronic data has caused data security to become a paramount concern of businesses, government, financial and educational institutions, health care providers and consumers. BIZ believes that the SSP(TM) Solution Suite will provide a comprehensive solution for entities and consumers seeking to provide protection for their transactions and proprietary data.

     Increased Need for Data Security

     In addition to protecting against unauthorized access to proprietary information, data security enhances an enterprise's ability to conduct electronic commerce. Many companies have experienced growth in their online customer base and revenue as consumers execute an increasing number of transactions over the Internet, satellite and cable networks. The Internet's ease of use, 24-hour availability, speed of delivery, global reach and ability to simplify product and vendor comparisons are fueling this growth. However, consumer concerns about the trustworthiness and security of the Internet have been one of the main impediments to even faster growth of electronic commerce and other


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

communications. Hacking tools, such as password guessing and address spoofing programs, are freely available on the Internet and bulletin board systems. Merchants and consumers need assurances that consumers making electronic purchases are correctly identified and confirmed and that the confidentiality of information such as credit card and bank account numbers are maintained.

     BIZ believes that continued expansion of electronic commerce and communication will require the implementation of improved security measures that will irrefutably verify the identity of a party over the Internet and ensure the confidentiality of the information being transmitted.

     Requirements for End-to-End Data Security

     Today's client operating systems and Internet protocol-based networks often lack fundamental, yet critical, Internet security features such as data privacy and integrity, identification, authentication, non-repudiation and auditing.

     End-to-end data security concerns can be addressed by a variety of means. Traditionally, enterprises relied heavily on passwords to restrict access to proprietary information and materials. However, because of the risk of loss or theft, more advanced protective measures have been developed to include combinations of passwords and tokens with message encryption and biometric devices.

     The process of implementing Internet and Internet protocol-based network solutions requires specialized skills not found in many corporate information technology departments. BIZ is currently designing and developing its SSP(TM) Solution Suite, which is a compilation of hardware, firmware and software products that it believes will provide a comprehensive solution to address security issues surrounding transactions and communications over the Internet and Internet protocol-based networks. The SSP(TM) Solution Suite will ensure that:

     - all of the information being sent, received and stored, as well as appropriate application programs, are protected cryptographically and never available to unauthorized persons or programs;

     - one, two or three factor authentication is used to determine that the user is authorized to perform the desired actions;

     - the stored digital content is safe from hacking and piracy, and that the content has not been inappropriately altered; and

     - digital content can be transported from point to point without compromise.

     BIZ believes that its products will offer the highest level of commercially available security for e-mail, file transport, file protection, remote access, authentication and authorization in an open multi-platform standards-based framework. The open architecture of these products makes them compatible with virtually all commonly used network hardware and enables them to operate independently of algorithms, platforms, applications and tokens. BIZ believes that, as the use of the Internet and Internet-based networks continues to grow, there will be a significant increase in the demand for the data security products that it will offer.


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

SSP(TM) SOLUTION SUITE

     Description

     By combining a series of separate technologies, BIZ is creating the SSP(TM) Solution Suite addressing the full range of data security problems, from the Core-To-The-Edge(TM). A central foundation of the SSP(TM) Solution Suite is a silicon chip capable of hosting application processing and storing resources. In what would be an otherwise hostile environment -- not safe from hackers and pirates of intellectual property -- this silicon chip platform provides an open standards-based, programmable hardware and software device capable of storing sensitive information, securely executing applications, performing electronic transactions and enabling protected communications. The platform includes a microprocessor, internal storage (ROM and RAM), elapsed time counter (or meter), encryption modules, management for keys (or access codes), and a host system interface. The combination of these attributes will enable the SSP(TM) Solution Suite to communicate with any operating system (e.g., Windows, Linux, Unix). In addition, the SSP(TM) technology can be implemented on PCs, set-top boxes, personal digital assistants and other peripheral devices.

     Advantages

     The SSP(TM) open standards, silicon embedded system provides the following advantages: faster transaction processing speed than with software-only solutions; greater level of security than with software-only systems (hardware-based systems are less susceptible to intrusion); and content owners can select their own digital rights management, or DRM, versus requiring a single, worldwide DRM standard. The SSP(TM) Solution Suite allows for the preparation, protection and monetization of digital content, which may be data or intellectual property, such as music or video. BIZ believes that when the owners of the content or goods are assured of controlling the rules for access to, and the exchange value or payment for, the use or purchase of their content or goods, more content owners will be willing to make available to consumers a wider variety of content or goods. With wider variety and more content available, content usage should increase. BIZ believes that this, in turn, will increase the demand for its products in the future.

     SSP(TM) Solution Suite: Core-To-The Edge(TM)

     The Internet, cable systems and other networks have users and providers, or the edge, that communicate through one or more servers, or the core. The SSP(TM) Solution Suite addresses the complete range of security issues from the Core-To-The-Edge(TM), with the core being trusted third parties such as digital certificate authorities and other intermediaries who verify identities and authorize transactions, and the edge being the providers and consumers of information, content and value.

     The diagram below shows how each product that makes up the SSP(TM) Solution Suite will provide security from the Core-To-The-Edge(TM) of the Internet or other digital content delivery platform.


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

          [Graphic depicting components of the SSP(TM) Solution Suite]


     The Core-To-The-Edge(TM) security to be provided by the SSP(TM) Solution Suite is illustrated by the following examples:

Case 1: EDS

        - For a business supplier selling inventory to a customer, EDS will be able to provide the supplier with the capability to verify the identity of the customer, be certain that the customer is authorized to place the order, and (if applicable, according to the terms of the customer's account), receive payment for goods shipped. The transaction will take place through the Trust Assurance Network, or TAN, operated by EDS that will serve as the neutral party for registration of EMBASSY devices. Registration of EMBASSY devices with the TAN will establish the identities of the parties, verify ability to pay prior to shipment and process payments according to the instruction of the supplier upon product delivery. Both EDS and BIZ will earn commissions from the transaction processing. EDS and BIZ also have the potential to earn revenue from applet development and content preparation work.

Case 2: HIPAA Compliance

        - The Health Insurance Portability and Accountability Act of 1996, or HIPAA, improves the portability and continuation of health care coverage for workers. Other provisions of HIPAA impose requirements for security of patient medical information and stringent financial penalties for failure to comply with those requirements. The SSP(TM) Solution Suite will assist HIPAA compliance by providing protection of medical records and access control by the patient. Under HIPAA, a patient is the "provider" of the intellectual property or content which are the patient's medical records. The "consumer" could be a physician, research group, insurance carrier, etc. Using the extensible name service, or the XNS, applet and the XNS server, a patient could give permission for all or a portion of his records for each requesting consumer. Consumers and providers could use an identity token such as a smart card with an embedded XNS identity, and the authentication applet to gain authorization for specific access to the records. The core provides for an independent audit trail of record access.

BUSINESS STRATEGY

     BIZ's objective is to become the leading provider of data security solutions for the growing Internet market. To achieve this objective, key elements of BIZ's strategy include:

        - Strengthen and Develop Strategic Relationships with EDS and Other Systems Integrators. Systems integrators design, compile, install and manage electronic communication and electronic commerce systems, using some of their own components along with those of third parties. BIZ believes that strategic relationships with large systems integrators represent its greatest opportunity to penetrate the data security market by providing the security components for large installations. BIZ intends to strengthen its strategic alliance with EDS and to aggressively pursue and develop similar relationships with other systems integrators.

        - Establishing a Brand Name. BIZ believes that establishing a strong brand name is essential to attracting and expanding a broad and diverse customer base in both the commercial and government markets. It intends to build its brand by leveraging its relationships with well-known systems integrators such as EDS, through joint marketing efforts with such strategic partners, including major industry trade shows, and advertising in both VAR channel-related trade periodicals and end-user focused commercial periodicals. It is BIZ's goal to establish a brand name that is equated with an assurance of security.

        - Expand its Targeted Customer Base. Through the merger, BIZ believes it will be able to significantly expand its targeted consumer base. While BIZ has commercial sales potential, Litronic has experienced a significant level of governmental sales and has achieved technological credibility. BIZ intends to develop a strong sales and marketing force initially targeting healthcare companies and financial, insurance, educational and government institutions to build a strong customer base for the SSP(TM) Solution Suite and stand-alone components in both the commercial and government sales markets.

        - Continue to Enhance the SSP(TM) Solution Suite. The SSP(TM) Solution Suite provides end-users with a comprehensive solution for their data security needs. BIZ continuously seeks to identify new components or technologies to add to its SSP(TM) Solution Suite, including, for example, biometric identification technologies. As BIZ identifies additional products which it believes would enhance its product line, it will seek to add them to the SSP(TM) Solution Suite either through internal development or through licenses with third parties.

        - Promote Sales of Stand-Alone Components. The SSP(TM) open standards, silicon embedded design enables the various components of the SSP(TM) Solution Suite to be sold as stand-alone products. For example, by connecting a smart card reader through a USB port, a PC user can incorporate a secure device for accessing records, payment of products or secure the transmission of information. In addition to its SSP(TM) Solution Suite, BIZ intends to promote and expand sales of its stand-alone components in both the commercial and government markets. BIZ intends to leverage on its installed base of customers through EDS and other systems integrators and its brand name recognition to expand the distribution of components through value added resellers and hardware device manufacturers.

        - Widespread Deployment of Enabling Devices. To invoke the capabilities of the SSP(TM) Solution Suite, an EMBASSY device (See -- "Technology, Products and Services") is required to be embedded at the point of access (consumer) and at the point of delivery (provider) and, therefore, the wide deployment of EMBASSY devices by BIZ and its strategic alliance partners is essential to widespread acceptance of the SSP(TM) Solution Suite. BIZ intends to market products and services through value added reseller channels and its strategic alliance partners, such as EDS, to deliver EMBASSY enabling devices.

ANTICIPATED REVENUE STREAMS

     BIZ's revenue model is primarily based on (i) the implementation and sale of its SSP(TM) Solution Suite and (ii) the sale of the individual security products that comprise the SSP(TM) Solution Suite. BIZ anticipates that following the merger, it will generate its revenues through the sale of security products primarily to the government and through third-party systems integration consulting service companies such as EDS. BIZ believes that after the merger is consummated, the following product and service groups will generate the majority of its revenues:

     Security Solution Suite. BIZ has designed and is developing the SSP(TM) Solution Suite which will provide security from the Core-To-The-Edge(TM) of the Internet or any other digital platform for delivering highly sensitive data. BIZ believes that its solution suite is the only end-to-end product offering to offer the highest level of security for Internet-based transactions. BIZ has partnered with EDS to deploy the SSP(TM) Solution Suite to companies operating in the financial, education, insurance and healthcare industries as well as governmental agencies. In June 2001, EDS concluded successful testing of the SSP(TM) components of the TAN network.

     Security Components. BIZ has designed, licensed and is developing other complementary stand-alone security products including its Internet application software, Maestro cryptographic library, security tokens, token readers and server accelerators. BIZ intends to leverage the branding that will be created by EDS' deployment of the SSP(TM) Solution Suite to increase the awareness and distribution of its security components to the commercial market.

TECHNOLOGY, PRODUCTS AND SERVICES

     The SSP(TM) Solution Suite will be a collection of intellectual property providing information assurance products and services to protect, prepare and monetize content.

     Hardware

        - EMBASSY Chip. EMBASSY is the basis of the trusted client architecture. The EMBASSY chip provides the secure execution environment within which to run applets. The chips will


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

            be embedded into edge devices by manufacturers or attached to legacy systems through various dongles, such as a smart card reader hooked to the PC through a USB port.

        - SSP CipherAccelerator 440. This product is a PCI board that executes 440 Secure Socket Layer (SSL) transactions per second. Off loading PKI functions to on-board processors will free-up CPU resources and provide nearly instant responses back to a customer. The CipherAcclerator handles multiple, simultaneous sessions for passing information between the client and server.

        - G-Server. The G-Server is a transparent, dedicated server that continuously monitors and validates content being sent out of a protected web server by comparing the digital signatures of the content. When the signature is validated, the content is sent on with a 2ms delay. If the signature does not match, a cached copy of the content is sent to ensure that the user's experience is not corrupted. The device also alerts administrators if an intrusion is in process.

        - EMBASSY Hardware Development Kit. The EMBASSY Hardware Development Kit is for hardware partners who want to design and manufacture their own EMBASSY devices incorporating EMBASSY technology. Embedding EMBASSY into hardware will make a dongle unnecessary.

     Tokens

        - SSP Forte Smart Card. The Forte Smart Card is a multi-function, secure token. All cryptographic functions will be processed securely on the card, ensuring that all sensitive information and data requiring protection and authentication will be processed without off loading cryptographic tasks to the user's PC. It is expected to be commercially available in the fourth quarter of 2001.

        - SSP NetSignia 210 Smart Card Reader. The NetSignia 210 Smart Card Reader is an ISO 7816 compliant device featuring direct communication between the host computer and the smart card. It is expected to be commercially available in the third quarter of 2001.

        - SSP EMBASSY Smart Card Reader. The EMBASSY Smart Card Reader that is currently in development, is an EMBASSY enabled device featuring direct communication between the host computer and any existing smart card format. Since the reader will contain an EMBASSY device it will be able to run all applets available from the TAN.

     Software

        - EMBASSY Applet Development Kit. The EMBASSY Applet Development Kit, or ADK, enables a user to develop applications that utilize the resources of the EMBASSY system. A content provider will use the ADK to write an interface between the application and the EMBASSY device thereby allowing the required functions to be performed in a secure environment.

        - Commerce System Applet. The Commerce System Applet contains functionality for the consumer relationship system, DRM, and a distributed transaction system. This allows the interface between the DRM used by a content provider and the EMBASSY architecture.

        - Authentication Applet. The Authentication Applet contains functionality for access control, group membership and community support. The applet registers the user's EMBASSY device

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

            within the TAN, which is the neutral third party facilitator for secure transactions and value exchanges.

        - Extensible Name Service Applet. The XNS Applet will contain the functionality required to support secure XNS transactions. XNS is an open standard protocol for exchanging sensitive data between systems. XNS will provide the ability for an "entity" (a person, place, or thing) to "register" its identity and to store information about itself (in XML) on an XNS server. The entity then controls access to the information by third parties. The system has large implications in the healthcare field for meeting the requirements of HIPAA.

        - Profile Manager. This product can be used to deploy PKI through smart cards and smart card management with modification privileges such as adding, deleting, or revoking a user's keys and certificates. Profile Manager can operate as a stand-alone system or in conjunction with external certificate authorities and will integrate with other SSP(TM) smart card-enabled products to provide a complete security solution for an enterprise.

        - NetSign. NetSign software is bundled with NetSignia Smart Card Readers and installed at computer workstations to bring secure Internet access to individual workstations. NetSign secures the Internet for communications by adding smart card functionality to Microsoft and Netscape email/browser packages.

        - Network Auditor. TriStrata, Inc. has agreed to license this software package to BIZ. This package is a scalable infrastructure that will provide the capability to audit the access and activities of distributed services on Internet protocol-based networks. Additionally, TriStrata has agreed to grant BIZ an option to purchase this technology.

        - Palm and Handprint Reader. This patented technology will establish identity by taking photographic, topographical map of a person's subcutaneous tissue and comparing it with a stored, secure image, thereby controlling access. BIZ has signed a memorandum of understanding with Advanced Biometrics, Inc. to license this technology. The memorandum of understanding also provides that BIZ will be granted an option to purchase this technology.

     Services

        - Trust Assurance Network. Features of the TAN are: EMBASSY device registration and synchronization, applet publishing, certification, installation, revocation, upgrades, inventory and personalization. The TAN serves as the neutral third party for transactions between providers and users.

        - WaveNet. WaveNet is the back-office infrastructure supporting the commerce system and authentication services. The system performs value exchanges according the rules embedded in the content providers DRM. WaveNet enables a provider to sell or rent content to users. WaveNet processes payment or value exchanges as instructed by the provider, which may include multiple payments to multiple parties such as may be required when commissions are due to third parties.

        - Data Casting Services. Data Casting Services use broadcast and other Internet protocol streams for distributing content.

     BIZ plans to introduce its first products, the CipherAccelerator 440 and the G-Server, in the third quarter of 2001. Sales of SSP(TM) Solution Suite will require longer lead times together with consulting work as content providers will require applet development and content preparation work. Once completed, the TAN will verify the finished product. Sales of SSP(TM) Solution Suite are expected to occur in 2002; however, other stand-alone components are expected to be available prior to that.

STRATEGIC ALLIANCES

     BIZ intends to pursue and develop strategic relationships with systems integrators for the marketing and sale of its products in the data security market. BIZ currently has a strategic relationship with EDS, one of the leading systems integrators, to provide BIZ with an installed base of customers for its products.


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     In assembling the technology for its products, BIZ has also entered into strategic relationships or partner agreements with the following companies:

        -   Wave Systems Corp. for EMBASSY based solutions and TAN;

        -   Litronic for OEM of PKI products;

        -   OneName Corporation for implementation of XNS;

        -   Gilian Technologies for G-Server; and

        -   Wave Express Corp. for data casting of digital content.

     These alliances assist BIZ in expanding its marketing and technical capabilities and are intended to increase the distribution and market acceptance of its data security products and the SSP(TM) Solution Suite.

     BIZ believes that strategic alliances allow it to cost-effectively incorporate its products into third parties' products thereby accelerating the deployment of its products into the market and the establishment of its brand name.

SALES AND MARKETING

     BIZ intends to strengthen its existing relationship with EDS and to pursue additional strategic alliances with other systems integrators in order to promote its products and establish a strong brand name. In addition, BIZ intends to launch an advertising campaign and jointly market its products with EDS and other technology partners at trade shows and otherwise.

     BIZ's initial sales and marketing efforts will focus on the stand-alone components of the SSP(TM) Solution Suite and distribution of the products in three primary channels: (i) sales directly to the value added reseller, or VAR, channel and generate demand for major commercial distributors; (ii) the development of EMBASSY enabled devices with original equipment manufacturers or vendors of branded end-use hardware; and (iii) the delivery/joint marketing through third parties, such as EDS and other systems integrators to end users. BIZ will promote awareness of the SSP(TM) brand through participation with its strategic partners such as EDS in major industry trade shows and through advertising in both VAR channel related trade periodicals and end-user focused commercial periodicals.

     The next stage of BIZ's sales and marketing efforts will target the largest of the providers, the consumers and the core for delivery of custom-made solution suites to achieve critical mass and generate revenue on a per transaction basis. At the same time, BIZ will focus on new opportunities created by legal and social policies covering digital rights, copyrights, fair use, medical, voting and consumer privacy issues. The target markets for SSP(TM) Solution Suite products include the following:

        -   financial services and banking;

        -   government;

        -   education;

        -   healthcare (providers, insurers, processors and patients); and

        -   entertainment, audio and video.


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COMPETITION

     The market for digital communication security products is worldwide and highly competitive. BIZ expects competition for the products that it is developing to intensify in the future. There are few substantial barriers to entry, and additional competition from existing competitors and new entrants is expected. Competitors in the markets which BIZ is planning to enter include, but are not limited to the following, all of which sell worldwide and/or have a presence in most of the major markets for such products:

        - Crypto accelerator hardware vendors such as: The Idea Group of Rainbow Technologies, nCipher, Sonic Wall, Check Point Software, Andes Networks and Intel.

        -   PKI solution vendors such as: RSA Data Security, IMB and Entrust.

     BIZ believes that no one in the data security industry currently offers a complete end-to-end solution. Others may begin offering a complete solution similar to the SSP(TM) Solution Suite since the barriers to entry are low. BIZ believes, however, that its relationship with EDS and the relationships which it intends to pursue with other systems integrators provides it with an important competitive advantage in the data security industry.

PROPRIETARY RIGHTS

     BIZ currently relies on a combination of copyright and trademark laws, trade secrets, licensed patents, confidentiality provisions and other contractual provisions to protect proprietary rights. Despite efforts to protect proprietary rights, unauthorized parties may misappropriate or infringe on BIZ's trade secrets, copyrights, licensed patents, trade marks, service marks and similar proprietary rights. Although BIZ is currently investigating additional patent protection for some of its proprietary technology, it has not received any additional patent protection for technology or licensed technology or products. Even if BIZ obtains such patents, there is no guarantee that the patent rights will be of any value, create a competitive barrier, or will be free from infringement. BIZ faces additional risks when conducting business in countries that have poorly developed or inadequately enforced intellectual property laws. In any event, competitors may independently develop similar or superior technologies or duplicate the technologies that BIZ has developed and/or licensed, which could substantially limit the value of its intellectual property. In addition, BIZ depends heavily on third party technology and third partys' efforts to protect its proprietary rights, and, therefore, BIZ has no control over the patent protection of the technology on which it depends.

RESEARCH AND DEVELOPMENT

     BIZ's research and development activities are conducted by its technology partners at its request and payments for research and development are made to them. In 2000, BIZ incurred expenses of $708,500 for research and development.

EMPLOYEES

     As of June 15, 2001, BIZ had 24 employees. Of these, eight were employed in sales and marketing, seven in finance and administration, eight in research and development and one in operations. BIZ is not a party to any collective bargaining agreements with its employees and has not experienced any work stoppages. BIZ believes it has good relations with its employees.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                          RESULTS OF OPERATIONS OF BIZ

     The following discussion should be read in conjunction with BIZ's audited financial statements and unaudited interim financial statements and related notes and the other financial information included elsewhere in this proxy statement. This discussion contains forward-looking statements that involve risks and uncertainties. BIZ's actual results could differ materially from the results contemplated by these forward-looking statements as a result of certain factors, including those discussed below and elsewhere in this proxy statement, particularly under the heading "Risk Factors."

     BIZ commenced operations on April 30, 2000 and was incorporated on July 21, 2000 in the state of Delaware. BIZ was formed to develop, deploy and grow the worldwide industry standard for processing real-time, secure transactions over the Internet and other digital communication delivery platforms. The standard will support both authenticated financial and intellectual property transactions in a platform agnostic environment.

     BIZ is a development stage enterprise and is devoting substantially all of its efforts towards conducting research and development, advertising and promotion, raising capital and building infrastructure. In the course of such activities, BIZ has sustained aggregate net operating losses and expects such losses to continue for the foreseeable future. BIZ has not generated any revenues or product sales and has not achieved profitable operations or positive cash flows from operations. No assurance can be given that additional capital, if needed, will be available when required or upon terms acceptable to BIZ.

RESULTS OF OPERATIONS -- THREE MONTHS ENDED MARCH 31, 2001

     BIZ's operations commenced in April 2000 and there is no comparable quarterly period in the prior year. As a result, the following discussion does not include comparisons to prior periods.

     Total Revenue

     BIZ generated no revenues in the three months ended March 31, 2001.

     Research and Development

     Research and development expenses totaled $1,435,000 for the three months ended March 31, 2001. Expenses included payments to technology partners for development work, salaries of staff developing software interfaces for BIZ products, along with hardware and firmware expenses. These expenses included payments to outside service providers engaged to develop such products. From April 30, 2000 (inception) until December 31, 2000, research and development expenses totaled $709,000. In May 2001, BIZ signed a development agreement with Wave Systems Corp., or Wave, for the integration of EMBASSY based systems with set-top box master reference designs of Broadcom Corporation. Under this agreement, BIZ is required to pay Wave $278,000 per month beginning June 1, 2001 through December 1, 2002.

     Payroll and Related

     The expense of executives and staff salaries not classified as research and development expenses totaled $276,000. These amounts include the cost of salaries and related benefits.

     Advertising and Promotion

     In the three months ended March 31, 2001, costs for advertising and promotion totaled $24,000. These expenses related mainly to sales and marketing presentations and development of BIZ's website materials.

     Professional Fees

     BIZ incurred a total of $224,000 in professional fees. Of that total cost, legal fees totaled $105,000, public relations fees totaled $107,000 and accounting fees totaled $12,000.

     Other Operating Expenses

     Other operating expenses totaled $124,000 and included the costs of recruiting qualified staff, postage, equipment rental and other miscellaneous operational activities.

     Rent, Utilities and Insurance

     Rent, utilities and insurance costs totaled $72,000. BIZ maintains a 6,000 square foot office in Irvine, California, which it subleases from Litronic. The total rent, parking fees and equipment rental related to the office site included in such expense was $43,000 for the fiscal quarter ended March 31, 2001. Additionally, insurance and related expenses totaled $19,000, and utilities expense relating primarily to telephones totaled $10,000.

     Other Income and Expenses

     Other expense of $3,613,000 consisted of a valuation adjustment totaling $3,620,000 to the carrying cost of trading securities and interest expense offset by interest income totaling $7,000. During the quarter, BIZ issued 3,600,000 shares of Series B Stock in exchange for 2,000,000 shares of Class A common stock, par value $.01 per share, of Wave, which is a publicly-traded company. The exchange was recorded at the fair value of the stock received, which was $16,000,000. Management intends to utilize 1,000,000 shares of Wave stock to fund near term operational expenses, and entered into a purchase and sale agreement on March 20, 2001, in accordance with which, BIZ sold 1,000,000 shares of Wave common stock for net proceeds of $3,400,000 on June 5, 2001. BIZ recorded these shares as trading securities and incurred a realized loss of $3,620,000 during the quarter ended March 31, 2001. BIZ earned interest income from money market accounts maintained at banking institutions and notes receivable from related parties. BIZ holds a $500,000 note as part of the payment for stock purchased by Mr. Shah. The note bears interest at the rate of 5%. BIZ previously extended a $10,000 loan to an executive as part of a hiring package, which accrues interest at the rate of 8%. BIZ also carries $370,000 in non-interest bearing notes due to a related stockholder for amounts advanced for operating expenses.

RESULTS OF OPERATIONS -- YEAR ENDED DECEMBER 31, 2000

     The fiscal year ended December 31, 2000 was the first year of BIZ's operations. BIZ commenced operations in April of that year. As a result, the following discussion does not include comparison to prior periods.

     Total Revenue

     BIZ generated no revenues in the fiscal year ended December 31, 2000.

     Research and Development

     Research and development expenses totaled $709,000 for the fiscal year ended December 31, 2000. Expenses included salaries of staff and fees paid to consultants and strategic partners developing software interfaces for BIZ products, along with hardware and firmware expenses. These expenses included outside services engaged to develop the same products.

     Payroll and Related

     The expense of executives and staff salaries not classified as research and development expenses totaled $547,000. These amounts include the cost of salaries and related benefits.

     Advertising and Promotion

     In November 2000, BIZ introduced the SSP(TM) brand and product suite at COMDEX in Las Vegas, Nevada. Nearly all of the $396,000 in costs spent in advertising and promotion relates to the introduction of SSP(TM) at COMDEX.

     Professional Fees

     BIZ engaged legal, accounting, financial, consulting and promotional firms to assist in the establishment and development of the company. Of the total cost of $323,000, legal fees totaled $145,000, public relations fees totaled $138,000, accounting fees totaled $37,000 and related reimbursable expenses totaled $3,000.

     Rent, Utilities and Insurance

     Rent, utilities and insurance costs totaled $98,000. BIZ maintains a 6,000 square foot office in Irvine, California, which it subleases from Litronic. The total rent, parking fees and equipment rental related to the office site included in such expense was $72,000 for the fiscal year ended December 31, 2000. Additionally, insurance expense for property and liability coverage totaled $12,000, and utilities expense relating primarily to telephones totaled $14,000.

     Other Operating Expenses

     Other operating expenses totaled $144,000 and included the cost of recruiting qualified staff, postage, equipment rental and other miscellaneous operational activities.

     Other Income

     Other income of $13,000 consisted entirely of interest income. BIZ earned interest income from money market accounts maintained at banking institutions and notes receivable from related parties. During the year, BIZ received a $500,000 note as part of the payment for stock purchased by Mr. Shah. The note bears interest at the rate of 5%. During the year, BIZ extended a $10,000 loan to an executive as part of a hiring package, which accrues interest at the rate of 8%. BIZ also carries $370,000 in non-interest bearing notes, due to a related stockholder for amounts advanced for operating expenses.

LIQUIDITY AND CAPITAL RESOURCES

     BIZ commenced operations in April 2000 and was incorporated in July 2000. Since inception, Marvin Winkler, BIZ's chief executive officer, advanced operating funds to BIZ as a credit facility with such funds due upon demand. At March 31, 2001, the outstanding balance of funds advanced under this credit facility totaled $608,000. An additional $288,000 was advanced under this credit facility through June 30, 2001. Separately, Mr. Winkler caused a credit line to be made available to BIZ from a financial institution under which $310,000 was outstanding at March 31, 2001. Through June 30, 2001, BIZ received advances totaling $1,665,000 and paid $11,000 of interest under this credit line. As of July 9, 2001 all amounts under the related party credit line and the related party credit facility have been repaid. At the time of incorporation in July 2000, an entity controlled by Mr. Winkler contributed all of its ownership interest in a corporation and a limited liability company to BIZ at a contribution amount of $15,000 in exchange for 15,000,000 shares of BIZ common stock. These net assets were transferred at cost due to the related party nature of the transactions. During the initial months of operation, BIZ determined that the limited liability company, which was a portal development company, did not fit with BIZ's strategy of developing secure transmission solutions for the Internet and other digital communication delivery platforms. As a result, BIZ sold the limited liability company back to the entity controlled by Mr. Winkler in exchange for reducing the balance due for operating funds advanced by such entity by $10,000. The net assets were transferred at cost due to the related party nature of the transaction.

     After incorporation, BIZ sold 1,400,000 shares of its common stock to Kris Shah for an aggregate of $800,000. BIZ received $300,000 in cash and a promissory note for $500,000 secured by a portion of the stock sold in the transaction.

     In October 2000, BIZ signed a term sheet with Wave Systems Corp., a publicly traded company for the exchange of shares. This transaction closed in February 2001. BIZ received 2,000,000 shares of Class A Common Stock of Wave and BIZ issued 3,600,000 shares of Series B Stock to Wave. BIZ also entered into a payment and registration rights agreement with Wave which provides for BIZ's ability to request registration of one third of the shares acquired every 120 days after closing of the transaction. The value of the shares received was approximately $16,000,000 at the time of closing. Management has classified 1,000,000 shares as trading securities as it intends to utilize the shares to fund near term operational expenses and the remaining 1,000,000 shares are considered available for sale securities. Based on the decline in the Wave stock price as of March 31, 2001, BIZ recorded a realized loss of $3,620,000 on the trading securities and an unrealized loss of $3,620,000 as a separate component of stockholders' equity on the available for sale securities. On March 20, 2001, BIZ entered into a contract to sell 1,000,000 shares of Wave Class A common stock.

     In December 2000, BIZ entered into a stock purchase agreement with a venture capital fund in which it sold 187,970 shares of its Series A Preferred Stock for $1,000,000 in cash proceeds. The terms of the stock purchase agreement provided that under certain conditions, holders of the Series A Preferred Stock could request the redemption of those shares. In April 2001, the holders of the Series A Preferred Stock requested the redemption of the shares in the amount of $1,000,000. BIZ intends to pay for the redemption through the issuance of a $500,000 note and the payment of $500,000 in cash.

     During the period from April 30, 2000 (inception) to December 31, 2000, operations accounted for $1,200,000 of the net cash flow usage of the $2,200,000 net loss. BIZ deposits increased by $9,000, together with an increase of $23,000 in receivables and other current assets. The net loss and the increase in assets was primarily offset by an increase in accounts payable and accrued expenses of $767,000 and stock option expense of $293,000. After eliminating items related to Wave shares, which are the $3,620,000 realized loss on trading securities and the $16,000,000 investment in securities, the net cash flow usage by operations during the three month period ended March 31, 2001 was $884,000 compared to the net cash flow usage of $1,200,000 during the period April 30, 2000 (inception) to December 31, 2000.

     During the period from April 30, 2000 (inception) to December 31, 2000, cash used in investing activities totaled $101,000, representing acquisitions of equipment and web development activities.

     During the period from April 30, 2000 (inception) to December 31, 2000, financing activities generated $1,680,000. These transactions included $1,300,000 from the sale of capital stock and $380,000 in advances by a related party for the payment of operating costs. During the three month period ended March 31, 2001, financing activities generated $16,000,000 from the receipt by BIZ of 2,000,000 shares of Class A common stock of Wave in exchange for the issuance by BIZ of 3,600,000 shares of Series B Stock. Advances from related parties totaled $548,000 during the three month period ended March 31, 2001. In the first week of June 2001, BIZ received net proceeds of $3,400,000 from the private sale of 1,000,000 Wave shares and which was partly utilized to repay related party advances totaling $1,665,000 plus accrued interest of $11,000.

     In May 2001, BIZ signed a development agreement with Wave for the integration of EMBASSY based systems with set-top box master reference designs of Broadcom Corporation. Under this agreement, BIZ is required to pay Wave $278,000 per month beginning June 1, 2001 through December 1, 2002.

     BIZ believes that existing cash and cash equivalents, the net proceeds of $3,400,000 received from the sale of 1,000,000 shares of the common stock of Wave in June 2001 and value that can be realized from the remaining 1,000,000 shares of Wave common stock will be sufficient to satisfy its contemplated cash requirements for the next 12 months. The shares of Series A Preferred Stock will be redeemed as noted above. BIZ may seek additional capital from one or more of the following sources:

     - Merger -- After the merger, BIZ anticipates that the combined entity will be in a more favorable position to access capital markets. If the merger is not completed in a timely manner or at all, BIZ may seek additional capital on terms less favorable than if the merger were completed in a timely manner.

     - Additional equity capital -- BIZ and Litronic have engaged a placement agent to locate investors for Litronic's securities in order to raise additional equity capital for the combined company after the merger. Equity capital, if available, may be issued at a discount to prior valuations resulting in dilution to current stockholders. In addition, providers of new equity capital may require additional concessions in order for them to provide needed capital to us.

     BIZ's future capital requirements may vary materially from those now planned. The amount of capital that BIZ will need in the future will depend on many factors including, but not limited, to:

     -  the market acceptance of its products and services;

     - the levels of promotion and advertising that will be required to launch new products and services and attain a competitive position in the market place;

     -  research and development plans;

     -  levels of inventory and accounts receivable;

     -  technological advances;

     -  competitors' responses to its products and services;

     -  relationships with partners, suppliers and customers;

     -  its projected capital expenditures; and

     -  the proposed merger with Litronic and successful integration.

     In addition, BIZ may require additional capital to accommodate planned growth, hiring, infrastructure and facility needs or to consummate acquisitions of other businesses, products or technologies.

     New Accounting Standards

     In June 1998, the Financial Accounting Standards Board, or the FASB, issued Statement of Financial Accounting Standards, or SFAS, No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, hedging activities, and exposure definition. SFAS No. 133 requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If a derivative is a hedge, depending on the nature of the hedge, changes in fair value will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of SFAS No. 133 to all fiscal quarters for fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of FASB SFAS No. 133. BIZ adopted SFAS No. 133 and SFAS No. 138, and its adoption did not have a material impact on its consolidated financial position or overall trends in results of operations, and did not result in significant changes to its financial risk management practices.

              MARKET PRICE OF AND DIVIDENDS OF BIZ'S COMMON EQUITY
                         AND RELATED STOCKHOLDER MATTERS

     BIZ has not declared any dividends since its inception. There is no public market for shares of BIZ capital stock.

         UNAUDITED PRO FORMA COMBINED FINANCIAL DATA OF LITRONIC AND BIZ

     The following unaudited pro forma combined financial statements are based on our historical financial statements and the historical financial statements of BIZ, combined and adjusted to give effect to the merger. Upon consummation of the merger, each outstanding share of BIZ common stock, except for any Dissenting Shares, will be converted into 0.4751248 shares of our common stock, and each outstanding share of Series B Stock, except for any Dissenting Shares, will be converted into 0.8564122 shares of our common stock.

     The following unaudited pro forma combined statements of operations for the periods ended December 31, 2000 and March 31, 2001 give effect to the merger as if it had occurred at the beginning of the period presented, January 1, 2000. The unaudited pro forma combined statement of operations for the period ended December 31, 2000 was prepared based on the audited consolidated statement of operations of Litronic for the year ended December 31, 2000 and the audited consolidated statement of operations of BIZ for the period from April 30, 2000 (inception) to December 31, 2000. The unaudited pro forma combined statement of operations for the three month period ended March 31, 2001 was prepared based on the unaudited consolidated statements of operations of Litronic and BIZ.

     The following unaudited pro forma combined balance sheet at March 31, 2001 gives effect to the merger and the related transactions as if they had occurred on that date and was prepared based upon the unaudited consolidated balance sheet of Litronic as of March 31, 2001, and the unaudited consolidated balance sheet of BIZ as of March 31, 2001.

     The unaudited pro forma combined financial information should be read in conjunction with the Litronic audited consolidated financial statements and unaudited interim consolidated financial statements and the BIZ audited consolidated financial statements and unaudited interim consolidated financial statements, including the notes to each of the above, which are set forth in Appendices C and D to this proxy statement, respectively.

     The unaudited pro forma combined financial information presented below does not reflect future events that may occur after the merger. Litronic believes that operating synergies between Litronic and BIZ will be realized after the merger. However, for purposes of the unaudited pro forma combined financial information presented below, these synergies have not been reflected because there can be no assurance that such synergies, if any, will be achieved.

     The unaudited pro forma combined financial information is not necessarily indicative of the results of operations or financial position of the combined company that would have occurred had the merger occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of future operating results or financial position.

                  LITRONIC INC. AND BIZ INTERACTIVE ZONE, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                     MARCH 31, 2001
                                                        -----------------------------------------------------------------
                                                                          HISTORICAL
                                                                              BIZ
                                                         HISTORICAL       INTERACTIVE         PRO FORMA         PRO FORMA
                                                        LITRONIC INC.      ZONE, INC.       ADJUSTMENTS(A)       COMBINED
                                                        -------------     -----------       --------------      ---------
ASSETS:

Current assets:
Cash and cash equivalents                                 $   3,885         $      36         $   2,480 (H)     $   6,401
Investments                                                      --             8,760            (3,480)(H)         5,280
Accounts and other receivables, net                           1,719                17                               1,736
Inventories, net                                                728                88                                 816
Prepaid expenses                                                516                47                                 563
Other current assets                                            385                22                                 407
                                                          ---------         ---------         ---------         ---------
   Total current assets                                       7,233             8,970            (1,000)           15,203

Property and equipment, net                                     666               125                                 791
Other assets                                                    204                 9                                 213
Goodwill and other intangibles                                  760                --            48,561 (A)        51,321
                                                                                                  2,000 (E)
                                                          ---------         ---------         ---------         ---------
                                                          $   8,863         $   9,104         $  49,561         $  67,528
                                                          =========         =========         =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY):

Current liabilities:
Note payable to related party                             $      --         $     918         $                 $     918
Current installments of long-term debt                        1,149                --                               1,149
Accounts payable                                              1,865             1,870                               3,735
Accrued liabilities                                           1,269               137             2,000 (E)         3,406
Deferred revenue                                                217                --                                 217
                                                          ---------         ---------         ---------         ---------
 Total current liabilities                                    4,500             2,925             2,000             9,425
Deferred revenue                                                188                --                                 188
                                                          ---------         ---------         ---------         ---------
 Total liabilities                                            4,688             2,925             2,000             9,613

Stock A preferred stock                                          --             1,000            (1,000)(H)            --

Stockholders' equity (deficiency)
Preferred stock                                                  --            16,000           (16,000)(A)            --
Common stock                                                     97                16               109 (A)           206
                                                                                                    (16)(A)
Additional paid-in capital                                   52,837             3,912            71,030 (A)       123,867
                                                                                                 (3,912)(A)
Deferred compensation                                            --            (2,657)             (622)(A)        (3,279)
Note receivable from shareholder                                 --              (500)                               (500)
Unrealized loss from securities                                  --            (3,620)                             (3,620)
Accumulated deficit                                         (48,759)           (7,972)            7,972 (A)       (58,759)
                                                                                                (10,000)(J)
                                                          ---------         ---------         ---------         ---------
Total stockholders' equity (deficiency)                       4,175             5,179            48,561            57,915
                                                          ---------         ---------         ---------         ---------
                                                          $   8,863         $   9,104         $  49,561         $  67,528
                                                          =========         =========         =========         =========

                  LITRONIC INC. AND BIZ INTERACTIVE ZONE, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        THREE MONTHS ENDED MARCH 31, 2001
                                                       -------------------------------------------------------------------
                                                                         HISTORICAL
                                                        HISTORICAL     BIZ INTERACTIVE         PRO FORMA         PRO FORMA
                                                       LITRONIC INC.     ZONE, INC.       ADJUSTMENTS(A)(I)      COMBINED
                                                       -------------   ---------------    -----------------      --------

Revenues:
    Product                                              $  4,144         $     --            $                  $  4,144
    License and service                                       334               --                                    334
                                                         --------         --------            --------           --------
      Total revenues                                        4,478               --                                  4,478
                                                         --------         --------            --------           --------

Costs and expenses:
   Cost of sales -- product                                 3,066               --                                  3,066
   Cost of sales - license and service                        133               --                                    133
   Selling, general, and administrative                     1,773              720(G)               24 (F)          2,517
   Research and development                                 1,843            1,435(G)               18 (F)          3,296
   Amortization of goodwill and other intangibles              23               --               1,805 (B)          1,828
                                                         --------         --------            --------           --------
     Operating loss                                        (2,360)          (2,155)             (1,847)            (6,362)
Income expense (income), net                                   16               (7)                                     9
Realized loss of trading securities                            --            3,620                                  3,620
                                                         --------         --------            --------           --------
Loss before income taxes                                   (2,376)          (5,768)             (1,847)            (9,991)
Provision for income taxes                                     --               --                     (C)             --
                                                         --------         --------            --------           --------
Net loss                                                 $ (2,376)        $ (5,768)           $ (1,847)          $ (9,991)
                                                         ========         ========            ========           ========
Net loss per share:
         Basic and diluted                               $  (0.24)        $  (0.35)                              $  (0.48)
                                                         ========         ========                               ========
Number of shares used in per share computations:
                                                                                               (16,400)(D)
         Basic and diluted                                  9,747           16,400              10,875 (D)         20,622
                                                         ========         ========            ========           ========

                  LITRONIC INC. AND BIZ INTERACTIVE ZONE, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                            YEAR ENDED DECEMBER 31, 2000
                                                        ------------------------------------------------------------------
                                                                         HISTORICAL
                                                                            BIZ
                                                          HISTORICAL    INTERACTIVE            PRO FORMA          PRO FORMA
                                                        LITRONIC INC.     ZONE, INC.        ADJUSTMENTS(A)(I)     COMBINED
                                                        -------------   ------------        -----------------     --------
Revenues:
   Product                                                $ 37,421            $     --            $               $ 37,421
    License and service                                      1,935                  --                               1,935
                                                          --------            --------            --------        --------
      Total revenues                                        39,356                  --                              39,356
                                                          --------            --------            --------        --------
Costs and expenses
    Cost of sales -- product                                30,481                  --                              30,481
    Cost of sales - license and service                        679                  --                                 679
    Selling, general, and administrative                     9,559               1,508(G)              158 (F)      11,225
    Research and development                                 5,800                 709(G)              106 (F)       6,615
    Impairment of goodwill and other intangibles            31,415                                                  31,415
    Amortization of goodwill and other intangibles           2,828                  --               7,223 (B)      10,051
                                                          --------            --------            --------        --------
      Operating loss                                       (41,406)             (2,217)             (7,487)        (51,110)
Interest expense (income), net                                  (7)                (13)                                (20)
                                                          --------            --------            --------        --------
Loss before income taxes                                   (41,399)             (2,204)             (7,487)        (51,090)
Provision for income taxes                                       6                  --                     (C)           6
                                                          --------            --------            --------        --------
Net loss                                                  $(41,405)           $ (2,204)           $ (7,487)       $(51,096)
                                                          ========            ========            ========        ========
Net income per share:
         Basic and diluted                                $  (4.20)           $  (0.14)                           $  (2.46)
                                                          ========            ========                            ========
Number of shares used in per share computations:
         Basic and diluted                                                                         (16,124)(D)
                                                             9,862              16,124              10,875 (D)      20,737
                                                          ========            ========            ========        ========

                  LITRONIC INC. AND BIZ INTERACTIVE ZONE, INC.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(A)     The adjustments reflect the acquisition of BIZ Interactive Zone, Inc.
        (BIZ) under the purchase method of accounting through the issuance of
        11.7 million shares of Litronic common stock (including the assumption of BIZ options and warrants) with a fair value of $67.3 million for all of the outstanding common and preferred stock of BIZ and the assumption of net assets of $6.2 million. An independent valuation of the intangible assets of BIZ will be performed to determine their fair value. A preliminary valuation of the intangible assets of BIZ was performed to determine their fair value. The final allocation could vary. The fair value of the tangible assets acquired and liabilities assumed of BIZ are assumed to approximate their carrying values.

(B) To record amortization expense for goodwill and other intangibles over an expected estimated period of benefit of seven years.

(C) To date, purchase price allocation between goodwill and identifiable intangibles has not been performed. When such an allocation is made, a deferred tax liability may be established with respect to the tax impact of the amortization of the identifiable intangibles, along with a corresponding adjustment to the valuation allowance. In addition, the potential tax benefit associated with the issuance of vested stock options to BIZ employees cannot be ascertained at this time. While these adjustments, when made, are not expected to impact the overall net deferred tax balance of $0, due to the rules governing the classification of deferred tax items under FAS 109, the respective current and non-current deferred tax balances may be impacted.

(D) Reflects the exchange of all of BIZ's outstanding common stock and preferred stock for 10,875,128 shares of Litronic's common stock in connection with the merger and the assumption of approximately 834,557 BIZ options and 23,756 BIZ warrants, less a warrant to acquire 400,000 shares of BIZ stock held by the Company, which will be cancelled in connection with the Merger. The new options and warrants are not included in the number of shares used in the per share computations as the effect would be anti-dilutive.

(E) To account for costs anticipated to be incurred as a direct result of the merger, including legal fees, fees for investment banking services and accounting fees.

(F) To reflect amortization related to deferred compensation resulting from the intrinsic value of unvested stock options.

(G) Non-cash stock based compensation charges of $69,000 and $94,000 are included in research and development and selling, general and administrative expenses, respectively for the historical three months ended March 31, 2001 of BIZ. Non-cash stock based compensation charges of $117,000 and $176,000 are included in research and development and selling, general and administrative expenses, respectively for the historical period from April 30, 2000 (inception) to December 31, 2000 of BIZ.

(H) To reflect the sale of 1,000,000 shares of Wave stock on June 5, 2001 and the application of $1,000,000 of the proceeds to repurchase the BIZ Series A preferred stock as a result of the exercise of the put option on April 2, 2001.

(I) Amounts do not reflect the estimated $10,000,000 of purchase price allocated to in-process research and development (IPR&D). Such amount will be charged to operations in the first period following the consummation of the merger. See pro forma effect on retained earnings at Note (J). Amounts are based on a preliminary valuation of the intangible assets of BIZ and actual amounts could vary.

(J)     To reflect the impact of the IPR&D charge.

                          ANNUAL REPORT TO STOCKHOLDERS

     Our Annual Report to Stockholders for the fiscal year ended December 31, 2000, including audited consolidated financial statements, is being mailed to our stockholders concurrently herewith, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE COMMISSION (EXCLUSIVE OF EXHIBITS), WILL BE FURNISHED BY FIRST CLASS MAIL, WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO LITRONIC INC., ATTENTION: INVESTOR RELATIONS, 17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA 92614. IF EXHIBIT COPIES ARE REQUESTED, A COPYING CHARGE OF $.20 PER PAGE WILL BE MADE. IN ADDITION, ALL OF OUR PUBLIC FILINGS, INCLUDING THE ANNUAL REPORT ON FORM 10-K, CAN BE FOUND ON THE WORLD WIDE WEB AT WWW.SEC.GOV.

                              STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Exchange Act, proposals by stockholders which are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by __________, 200_ in order to be considered for inclusion in our proxy materials relating to our next annual meeting. Such proposals should be addressed to our secretary and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Commission governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than __________, 200_. If a stockholder fails to notify us of any such proposal prior to that date, our management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

                                  OTHER MATTERS

     As of the date of this proxy statement, our board of directors does not know of any other matter that will be brought before the annual meeting of our stockholders. However, if any other matter properly comes before the annual meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

     STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of Directors



                                              Kris Shah, Secretary

Irvine, California
____________, 2001

                                   APPENDIX A



                      AGREEMENT AND PLAN OF REORGANIZATION

                                     BETWEEN

                                  LITRONIC INC.

                                       AND

                           BIZ INTERACTIVE ZONE, INC.

                                  JULY 3, 2001

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
1.      FORMATION OF SUBSIDIARY..........................................................A-1
        1.1    Organization of Merger Subsidiary.........................................A-1
        1.2    Actions of Directors and Officers.........................................A-1

2.      PLAN OF REORGANIZATION...........................................................A-2
        2.1    The Merger................................................................A-2
        2.2    Effective Time; Closing...................................................A-2
        2.3    Effect of the Merger......................................................A-2
        2.4    Certificate of Incorporation; Bylaws.  ...................................A-2
        2.5    Directors and Officers....................................................A-2
        2.6    Effect on Capital Stock...................................................A-3
        2.7    Dissenting Shares.........................................................A-3
        2.8    Surrender of Certificates.................................................A-4
        2.9    Tax Consequences. ........................................................A-7
        2.10   Taking of Necessary Action; Further Action................................A-7
        2.11   Stock Options and Warrants................................................A-7
        2.12   Proxy Statement...........................................................A-8
        2.13   Reorganization............................................................A-9

3.      REPRESENTATIONS AND WARRANTIES OF BIZ............................................A-9
        3.1    Organization; Good Standing; Qualification and Power......................A-9
        3.2    Capital Structure.........................................................A-10
        3.3    Authority.................................................................A-11
        3.4    Financial Statements......................................................A-12
        3.5    Information Supplied......................................................A-12
        3.6    Compliance with Applicable Laws...........................................A-12
        3.7    Insurance.................................................................A-12
        3.8    Litigation................................................................A-13
        3.9    ERISA and Other Compliance................................................A-13
        3.10   Absence of Undisclosed Liabilities........................................A-15
        3.11   Absence of Certain Changes or Events......................................A-15
        3.12   Certain Agreements........................................................A-17
        3.13   Taxes.....................................................................A-17
        3.14   Intellectual Property.....................................................A-19
        3.15   Fees and Expenses.........................................................A-20
        3.16   Environmental Matters.....................................................A-20
        3.17   Interested Party Transactions.............................................A-20
        3.18   Vote Required.............................................................A-21
        3.19   Disclosure................................................................A-21
        3.20   Restrictions on Business Activities.......................................A-21
        3.21   Accounts Receivable.......................................................A-21
        3.22   Personal Property.........................................................A-21

                                                                                         PAGE
                                                                                         ----
        3.23   Real Property.............................................................A-21
        3.24   Warranties................................................................A-22
        3.25   Contracts.................................................................A-22
        3.26   Products and Distribution.................................................A-22

4.      REPRESENTATIONS AND WARRANTIES OF LITRONIC.......................................A-23
        4.1    Organization; Good Standing; Qualification and Power......................A-23
        4.2    Capital Structure.........................................................A-24
        4.3    Authority.................................................................A-24
        4.4    SEC Documents.............................................................A-26
        4.5    Information Supplied......................................................A-29
        4.6    Litigation................................................................A-29
        4.7    Fees and Expenses.........................................................A-29
        4.8    Interested Party Transactions.............................................A-29
        4.9    Board Approval............................................................A-29
        4.10   Vote Required.............................................................A-29
        4.11   Disclosure................................................................A-29
        4.12   Fairness Opinion..........................................................A-30
        4.13   Shares of Litronic Common Stock...........................................A-30
        4.14   Compliance with Applicable Laws...........................................A-30
        4.15   Intellectual Property.....................................................A-30
        4.16   Taxes.....................................................................A-31
        4.17   No Investment Company.....................................................A-33
        4.18   ERISA and Other Compliance................................................A-33
        4.19   Environmental Matters.....................................................A-35
        4.20   Directors and Officers Liability Insurance................................A-35
        4.21   Restrictions on Business Activities.......................................A-35
        4.22   Warranties................................................................A-36
        4.23   Products and Distribution.................................................A-36
        4.24   Accounts Receivable. .....................................................A-36
        4.25   Personal Property. .......................................................A-37
        4.26   Real Property. ...........................................................A-37
        4.27   Insurance. ...............................................................A-37

5.      BIZ COVENANTS....................................................................A-38
        5.1    Notification of Changes...................................................A-38
        5.2    Maintenance of Business...................................................A-38
        5.3    Conduct of Business.......................................................A-38
        5.4    Stockholder Approval......................................................A-40
        5.5    Proxy Statement...........................................................A-40
        5.6    Regulatory Approvals......................................................A-40
        5.7    Necessary Consents........................................................A-41
        5.8    Access to Information.....................................................A-41
        5.9    Satisfaction of Conditions Precedent......................................A-41
        5.10   Confidentiality...........................................................A-41

                                                                                         PAGE
                                                                                         ----
6.      LITRONIC COVENANTS...............................................................A-41
        6.1    Stockholder Approval......................................................A-41
        6.2    Proxy Statement ..........................................................A-42
        6.3    Regulatory Approvals......................................................A-42
        6.4    Necessary Consents........................................................A-42
        6.5    Satisfaction of Conditions Precedent......................................A-42
        6.6    Confidentiality...........................................................A-42
        6.7    Access to Information.....................................................A-43
        6.8    Notification of Changes...................................................A-43
        6.9    Maintenance of Business...................................................A-43
        6.10   Current Nasdaq Quotation..................................................A-43
        6.11   Other Covenants...........................................................A-43
        6.12   Reservation of Shares.....................................................A-45

7.      ADDITIONAL AGREEMENTS............................................................A-45
        7.1    Employee Matters..........................................................A-45
        7.2    Appointment of Officers...................................................A-46
        7.3    Voting Agreement..........................................................A-46
        7.4    Indemnification of Officers, Directors, Etc...............................A-46
        7.5    Tax Matters...............................................................A-47
        7.6    No Additional Issuances...................................................A-47
        7.7    Reports Under 1934 Act....................................................A-47
        7.8    Non-Solicitation..........................................................A-48

8.      CLOSING..........................................................................A-49

9.      CONDITIONS PRECEDENT TO OBLIGATIONS OF BIZ.......................................A-49
        9.1    Accuracy of Representations and Warranties................................A-49
        9.2    Covenants.................................................................A-50
        9.3    Absence of Material Adverse Change........................................A-50
        9.4    Compliance with Law.......................................................A-50
        9.5    Corporate Opinion.........................................................A-50
        9.6    Consents..................................................................A-50

10.     CONDITIONS PRECEDENT TO OBLIGATIONS OF LITRONIC..................................A-50
        10.1   Accuracy of Representations and Warranties................................A-50
        10.2   Covenants.................................................................A-51
        10.3   Absence of Material Adverse Change........................................A-51
        10.4   Compliance with Law.......................................................A-51
        10.5   Consents..................................................................A-51
        10.6   Corporate Opinion.........................................................A-51
        10.7   Fairness Opinion..........................................................A-51
        10.8   Termination of Stockholders Agreement.....................................A-51
        10.9   Repurchase of Series A Shares.............................................A-51

11.     CONDITIONS PRECEDENT TO OBLIGATIONS OF LITRONIC AND BIZ..........................A-52

                                                                                         PAGE
                                                                                         ----
        11.1   Government Consents.......................................................A-52
        11.2   Investment Representation Statement.......................................A-52
        11.3   Stockholder Approvals.....................................................A-52
        11.4   No Legal Action...........................................................A-52
        11.5   Dissenting Shares.........................................................A-52
        11.6   Nasdaq Listing and Trading Symbol.........................................A-52
        11.7   Election of Litronic Directors............................................A-52

12.     TERMINATION OF AGREEMENT.........................................................A-52
        12.1   Termination...............................................................A-52
        12.2   Due Diligence Investigations..............................................A-53
        12.3   Notice of Termination.....................................................A-54
        12.4   Effect of Termination.....................................................A-54

13.     SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS............................A-54

14.     MISCELLANEOUS....................................................................A-54
        14.1   Governing Law.............................................................A-54
        14.2   Assignment: Binding Upon Successors and Assigns...........................A-54
        14.3   Severability..............................................................A-55
        14.4   Counterparts..............................................................A-55
        14.5   Other Remedies............................................................A-55
        14.6   Amendment and Waivers.....................................................A-55
        14.7   Expenses..................................................................A-55
        14.8   Attorneys' Fees...........................................................A-55
        14.9   Notices...................................................................A-55
        14.10  Construction of Agreement.................................................A-56
        14.11  No Joint Venture..........................................................A-56
        14.12  Further Assurances........................................................A-57
        14.13  Absence of Third Party Rights.............................................A-57
        14.14  Public Announcement.......................................................A-57
        14.15  Entire Agreement..........................................................A-57

                      AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into as of this 3rd day of July, 2001, by and among Litronic Inc., a Delaware corporation ("Litronic") Litronic Merger Corp., a Delaware corporation and wholly owned subsidiary of Litronic ("Litronic Merger Corp.") and BIZ Interactive Zone, Inc., a Delaware corporation ("BIZ").

                                 R E C I T A L S

        A. BIZ is a provider of broadband security solutions for electronic business. Litronic desires to acquire all of the outstanding capital stock of BIZ pursuant to a strategic merger under the applicable provisions of Delaware law.

        B. The Boards of Directors of BIZ, Litronic and Litronic Merger Corp. believe it is in the best interests of their respective companies and the stockholders of their respective companies that BIZ and Litronic Merger Corp. combine into a single company through the statutory merger of Litronic Merger Corp. with and into BIZ with BIZ to be the surviving corporation ("Merger") and, in furtherance thereof, have approved the Merger.

        C. The Merger is intended to be treated as a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

        D. Pursuant to the Merger, among other things, the outstanding shares of BIZ Stock (as defined in Section 3.2.1) shall be converted into the right to receive shares of Litronic Common Stock (as defined in Section 4.2) upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, the parties to this Agreement agree as follows:

1.      FORMATION OF SUBSIDIARY.

        1.1 ORGANIZATION OF MERGER SUBSIDIARY. Litronic has formed Litronic Merger Corp., a corporation organized under the laws of the State of Delaware. The authorized capital stock of Litronic Merger Corp. consists of 1,000 shares of Common Stock, $0.001 par value, which shall be issued to Litronic at a price of $0.01 per share.

        1.2 ACTIONS OF DIRECTORS AND OFFICERS. Prior to the execution of this Agreement, Litronic shall (i) elect the directors of Litronic Merger Corp. and
(ii) cause the directors of Litronic Merger Corp. to elect officers. As promptly as practicable following the execution of this Agreement, Litronic shall (i) cause the Merger Agreement (as defined in Section 2.2) to be executed on behalf of Litronic Merger Corp., (ii) cause the directors and officers of Litronic Merger Corp. to take such steps as may be necessary or appropriate to complete the organization of Litronic Merger Corp. and to approve the Merger Agreement, and (iii) take all necessary action as the stockholder of Litronic Merger Corp. to adopt and approve this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby.

2.      PLAN OF REORGANIZATION.

        2.1 THE MERGER. At the Effective Time (as defined in Section 2.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of Delaware law, Litronic Merger Corp. shall be merged with and into BIZ, the separate corporate existence of Litronic Merger Corp. shall cease and BIZ shall continue as the surviving corporation. BIZ, as the surviving corporation after the Merger, is sometimes referred to herein as the "Surviving Corporation," which shall be a wholly owned subsidiary of Litronic.

        2.2 EFFECTIVE TIME; CLOSING. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing an Agreement of Merger substantially in the form of Exhibit 2.2 ("Merger Agreement") with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware law (the time of filing (or such later time as may be agreed in writing by the parties and specified in the Merger Agreement) being referred to as the "Effective Time") as soon as practicable on or after the Closing Date (as defined below). The closing of the Merger ("Closing") shall take place at the offices of Rutan & Tucker, LLP, 611 Anton Boulevard, Suite 1400, Costa Mesa, California 92626, at a time and date to be specified by the parties, which shall be no later than the fifth business day after the satisfaction or waiver of the conditions set forth in Sections 9, 10 and 11, or at such other time, date and location as the parties hereto agree in writing ("Closing Date"). The parties acknowledge that it is their express current intent that, to the extent practicable, the Closing Date shall occur as promptly as reasonably practicable following approval by the Litronic stockholders and the BIZ stockholders and on or before August 31, 2001.

        2.3 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of BIZ and Litronic Merger Corp. shall vest in the Surviving Corporation, and all debts, liabilities and duties of BIZ and Litronic Merger Corp. shall become the debts, liabilities and duties of the Surviving Corporation. At the Effective Time, the separate existence of Litronic Merger Corp. will cease and Litronic Merger Corp. will be merged with and into BIZ.

        2.4 CERTIFICATE OF INCORPORATION; BYLAWS. At the Effective Time, the Certificate of Incorporation and Bylaws of Litronic Merger Corp., as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation until thereafter amended as provided by law and by the Certificate of Incorporation of the Surviving Corporation.

        2.5 DIRECTORS AND OFFICERS. The directors of the Surviving Corporation shall be the directors of Litronic Merger Corp. immediately prior to the Effective Time, until their successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Litronic Merger Corp. immediately prior to the Effective Time, until their successors are duly appointed.

        2.6 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of Litronic Merger Corp., BIZ or the holders of any of the following securities:

               2.6.1 CONVERSION OF BIZ STOCK. Each share of BIZ Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted (subject to Section 2.6.4) into 0.4751248 ("Exchange Ratio") shares of Litronic Common Stock (as defined in Section 4.2.1), and each share of BIZ Series B Preferred (as defined in Section 3.2.1 issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted (subject to Section 2.6.4) into
        0.8564122 shares of Litronic Common Stock.

               2.6.2 CAPITAL STOCK OF LITRONIC MERGER CORP. Each share of Common Stock, $0.001 par value per share, of Litronic Merger Corp. ("Litronic Merger Corp. Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Litronic Merger Corp. Common Stock shall evidence ownership of shares of capital stock of the Surviving Corporation.

               2.6.3 ADJUSTMENTS TO EXCHANGE RATIO. The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Litronic Common Stock or BIZ Stock, as defined in Section 3.2.1), reorganization, recapitalization, reclassification or other like change with respect to Litronic Common Stock or BIZ Stock occurring or having a record date on or after the date hereof and prior to the Effective Time.

               2.6.4 FRACTIONAL SHARES. No fraction of a share of Litronic Common Stock will be issued by virtue of the Merger, but in lieu thereof each holder of shares of BIZ Stock who would otherwise be entitled to a fraction of a share of Litronic Common Stock (after aggregating all fractional shares of Litronic Common Stock that otherwise would be received by the holder) shall receive from Litronic an amount of cash (rounded to the nearest whole cent) equal to the product of (i) that fraction, multiplied by (ii) the average closing price of one share of Litronic Common Stock for the five most recent days that Litronic Common Stock has traded ending on the trading day immediately prior to the Effective Time, as reported on the Nasdaq National Market.

               2.6.5 CANCELLATION OF LITRONIC WARRANT. At the Effective Time, the warrant to purchase 400,000 shares of BIZ Common Stock issued to Litronic on July 31, 2000 shall be canceled and extinguished ("Litronic Warrant").

        2.7 DISSENTING SHARES. Notwithstanding anything to the contrary herein, any shares of BIZ Stock held by a holder who has demanded and perfected such holder's right for appraisal of such shares in accordance with applicable law and who, as of the Effective Time, has not effectively withdrawn or lost such right to appraisal ("Dissenting Shares"), if any, shall not be converted into Litronic Common Stock but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares. BIZ shall give Litronic prompt notice of any demand received by BIZ to require BIZ to purchase shares of Common Stock of BIZ, and Litronic and BIZ shall mutually direct and participate in all negotiations and proceedings with respect to such demand. BIZ agrees that, except with the prior written consent of Litronic, or as required under applicable law, it will not voluntarily make any payment with respect to, or settle or offer to settle, any such purchase demand. Each holder of Dissenting Shares ("Dissenting Stockholder") who becomes entitled to payment of the fair value for shares of BIZ Stock shall receive payment therefor (but only after the value therefor has been agreed upon or finally determined pursuant to such provisions). If, after the Effective Time, any Dissenting Shares shall lose their status as Dissenting Shares, Litronic shall issue and deliver, upon surrender by such stockholder of a certificate or certificates representing shares of BIZ Stock, the shares of Litronic Common Stock to which such stockholder would otherwise be entitled under Section 2.6.

        2.8    SURRENDER OF CERTIFICATES.

               2.8.1 EXCHANGE AGENT. American Stock Transfer & Trust Company shall act as the exchange agent ("Exchange Agent") in the Merger.

               2.8.2 LITRONIC TO PROVIDE COMMON STOCK. Promptly after the Effective Time, Litronic shall make available to the Exchange Agent, for exchange in accordance with this Section 2, the shares of Litronic Common Stock issuable pursuant to Section 2.6 in exchange for outstanding shares of BIZ Stock, and cash in an amount sufficient for payment in lieu of fractional shares pursuant to Section 2.6.4 and any dividends or distributions to which holders of shares of BIZ Stock may be entitled pursuant to Section 2.8.4.

               2.8.3 EXCHANGE PROCEDURES. Promptly after the Effective Time, Litronic shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates ("Certificates") which immediately prior to the Effective Time represented outstanding shares of BIZ Stock whose shares were converted into shares of Litronic Common Stock pursuant to Section 2.6, cash in lieu of any fractional shares pursuant to Section 2.6.4 and any dividends or other distributions pursuant to Section 2.8.4, (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall contain such other provisions as Litronic may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Litronic Common Stock, cash in lieu of any fractional shares pursuant to
        Section 2.6.4 and any dividends or other distributions pursuant to
        Section 2.8.4. Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Litronic, together with the letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of Certificates shall be entitled to receive in exchange therefor certificates representing the number of whole shares of Litronic Common Stock into which their shares of BIZ Stock were converted at the Effective Time, payment in lieu of fractional shares which the holders have the right to receive pursuant to Section 2.6.4 and any dividends or distributions payable pursuant to Section


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        2.8.4, and the Certificates surrendered shall be canceled. Until surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes, subject to Section 2.8.4 as to the payment of dividends, to evidence the ownership of the number of full shares of Litronic Common Stock into which shares of BIZ Stock have been converted and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 2.6.4 and any dividends or distributions payable pursuant to Section 2.8.4.

               2.8.4 DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions declared or made after the date of this Agreement with respect to Litronic Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates with respect to the shares of Litronic Common Stock represented thereby until the holders of record of the Certificates surrender the Certificates, and no cash payment in lieu of fractional shares shall be paid to the holders of Certificates until the holders of record of those Certificates surrender the Certificates. Subject to applicable law, following surrender of the Certificates, the Exchange Agent shall deliver to the record holders, without interest, certificates representing whole shares of Litronic Common Stock issued in exchange therefor along with payment in lieu of fractional shares pursuant to Section 2.6.4 and the amount of any dividends or other distributions with a record date after the Effective Time payable with respect to whole shares of Litronic Common Stock.

               2.8.5 TRANSFERS OF OWNERSHIP. If certificates representing shares of Litronic Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered be properly endorsed and otherwise in proper form for transfer and that the persons requesting the exchange have paid to Litronic or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Litronic Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of Litronic or any agent designated by it that the tax has been paid or is not payable.

               2.8.6 NO LIABILITY. Notwithstanding anything to the contrary in this Section 2.8, neither the Exchange Agent, Litronic, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Litronic Common Stock or BIZ Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

               2.8.7 TERMINATION OF EXCHANGE AGENT PROVISIONS. On the demand of Litronic, any Litronic Common Stock issuable or cash payable in accordance with this Agreement that is made available to the Exchange Agent, if not distributed to the stockholders of BIZ within one year after the Effective Time, shall no longer be made available to the Exchange Agent, and any former stockholders of BIZ who have not complied with this Section 2.8 shall thereafter look only to Litronic for payment of their claim for Litronic Common Stock, any cash in lieu of fractional shares of Litronic Common Stock and any dividends or distributions with respect to Litronic Common Stock.


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               2.8.8 NO FURTHER OWNERSHIP RIGHTS IN BIZ STOCK. All shares of
        Litronic Common Stock issued in accordance with the terms hereof (including any cash paid pursuant to Sections 2.6.4 and 2.8.4) shall be deemed to have been issued in full satisfaction of all rights pertaining to shares of BIZ Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of BIZ Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section.

               2.8.9 LOST, STOLEN OR DESTROYED CERTIFICATES. If any Certificates have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for the lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder, certificates representing the shares of Litronic Common Stock into which the shares of BIZ Stock represented by those Certificates were converted pursuant to Section 2.6, cash for fractional shares, if any, as may be required pursuant to
        Section 2.6.4 and any dividends or distributions payable pursuant to
        Section 2.8.4; provided, however, that Litronic may, in its discretion and as a condition precedent to the issuance of the certificates representing shares of Litronic Common Stock, require the owner of the lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Litronic, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

               2.8.10 DISSENTING SHARES. The provisions of this Section 2.8 shall also apply to Dissenting Shares that lose their status as such, except that the obligations of Litronic under this Section 2.8 shall commence on the date of loss of such status and the holder of such shares shall be entitled to receive in exchange for such shares of Litronic Common Stock to which such holder is entitled pursuant to
        Section 2.6.

               2.8.11 CERTIFICATE LEGENDS. The shares of Litronic Common Stock to be issued pursuant to this Section 2 shall not have been registered and shall be characterized as "restricted securities" under the federal securities laws, and under such laws such shares may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. Each certificate evidencing shares of Litronic Common Stock to be issued pursuant to this Section 2 shall bear the following legend:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN EXEMPTION UNDER THE SECURITIES ACT OR AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."


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        2.9    TAX CONSEQUENCES. The parties intend that the Merger constitute a reorganization within the meaning of Section 368 of the Code, and adopt this Agreement as a "plan of reorganization" within the meaning of Sections
1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

        2.10 TAKING OF NECESSARY ACTION; FURTHER ACTION. Litronic and BIZ will each take all such reasonable and lawful action as may be necessary or desirable in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of BIZ and Litronic Merger Corp., the officers and directors of BIZ and Litronic Merger Corp. will take all such lawful and necessary action. Litronic shall cause Litronic Merger Corp. to perform all of its obligations relating to this Agreement and the transactions contemplated hereby.

        2.11   STOCK OPTIONS AND WARRANTS.

               2.11.1 CONVERSION. At the Effective Time, each of the then outstanding options ("BIZ Options"), to purchase BIZ Common Stock (whether vested or unvested) will, by virtue of the Merger and without any further action on the part of any such holder, be converted into an option (collectively, the "Assumed Options") to purchase that number of shares of Litronic Common Stock determined by multiplying the number of shares of BIZ Common Stock subject to the BIZ Option at the Effective Time by the Common Exchange Ratio (the "Adjusted Option Shares"), at an exercise price per share of Litronic Common Stock equal to the exercise price per share of the BIZ Option immediately prior to the Effective Time divided by the Common Exchange Ratio and rounded up to the nearest whole cent (the "Adjusted Exercise Price"). If the foregoing calculation results in an Assumed Option being exercisable for a fraction of a share of Litronic Common Stock, then the number of shares of Litronic Common Stock subject to that option will be rounded to the nearest whole number of shares (rounded down, in the case of BIZ Options that are "incentive stock options" ("ISOs") under Section 422 of the Code). The term, exercisability, vesting schedule, status as an ISO, if applicable, shall be as set forth in the BIZ Disclosure Schedule (as defined in Section
        3). Continuous employment with BIZ will be credited to an optionee of BIZ for purposes of vesting of Assumed Options. Litronic shall issue, upon any partial or total exercise of Assumed Option in lieu of shares of BIZ Common Stock, the number of shares of Litronic Common Stock to which the holder of the Assumed Option is entitled. Each BIZ Option so assumed by Litronic under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in BIZ's 2000 Stock Option Plan (the "BIZ Plan") and any other document governing such option immediately prior to the Effective Time, except that (i) such BIZ Option will be exercisable for the Adjusted Option Shares, (ii) the per share exercise price for the shares of Litronic Common Stock issuable upon exercise of such Assumed Option will be equal to the Adjusted Exercise Price and (iii) any restriction on the exercisability of such BIZ Option shall continue in full force and effect, and the term, exercisability, vesting schedule and other provisions of such BIZ Option shall remain unchanged. Consistent with the terms of the BIZ Plan and the documents governing the outstanding options under such plan, the Merger will not terminate any of the outstanding


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        options under the BIZ Stock Option Plan or accelerate the exercisability or vesting of such options or the shares of Litronic Common Stock which will be subject to those options upon Litronic's assumption of the options in the Merger. It is the intention of the parties that the Assumed Options will remain ISOs as defined in Section 422 of the Code to the extent such options qualified as ISOs prior to the Effective
        Time.

               2.11.2 REGISTRATION ON FORM S-8. Litronic will cause a Form S-8 registration statement ("Form S-8") to be filed under the Securities Act of 1933, as amended ("Securities Act") with respect to the Litronic Common Stock issuable upon exercise of the Assumed Options (with respect to all BIZ Options granted to persons who are eligible to receive registered shares under a Form S-8) as soon as practicable after the Closing, and will use its best efforts to maintain the effectiveness (and current status) of the Form S-8 for so long as any Assumed Options remain outstanding. Litronic will reserve a sufficient number of shares of Litronic Common Stock for issuance upon exercise of Assumed Options. With respect to those individuals, if any, who subsequent to the Merger will be subject to the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), where applicable, Litronic shall administer those individuals' Assumed Options in a manner that complies with Rule 16b-3 promulgated under the Exchange Act.

               2.11.3 CONVERSION OF WARRANTS. At the Effective Time (except as set forth under Section 2.6.5), each of the then outstanding Warrants ("BIZ Warrants") to purchase BIZ Common Stock will, by virtue of the Merger and without any further action on the part of any holder, be converted into a Warrant (collectively, the "Assumed Warrants") to purchase that number of shares of Litronic Common Stock determined by multiplying the number of shares of BIZ Common Stock subject to the BIZ Warrants at the Effective Time by the Exchange Ratio, at an exercise price per share of Litronic Common Stock equal to the exercise price per share of the BIZ Warrant immediately prior to the Effective Time divided by the Exchange Ratio and rounded up to the nearest whole cent. If the foregoing calculation results in an Assumed Warrant being exercisable for a fraction of a share of Litronic Common Stock, then the number of shares of Litronic Common Stock subject to that warrant will be rounded to the nearest whole number of shares.

        2.12 PROXY STATEMENT. As promptly as practicable after execution of this Agreement, Litronic, with assistance from BIZ (to the extent reasonably requested by Litronic), shall prepare and file with the Securities and Exchange Commission ("SEC") a proxy statement ("Proxy Statement") in connection with the Merger. Each of Litronic and BIZ shall use its best effort to respond promptly to any SEC comments. Litronic shall mail the Proxy Statement to its stockholders at the earliest possible time. BIZ shall promptly furnish to Litronic all information concerning BIZ and its stockholders as may be reasonably required in connection with the Proxy Statement or any SEC comments. The Proxy Statement shall comply in all material respects with all applicable requirements of law. The Proxy Statement shall contain proposals to vote regarding the Merger, to elect directors as specified in Section 11.7, to change the name of Litronic to "SSP Solutions, Inc.," to increase the size of the Litronic Plan to 4,000,000 shares, to adopt an Employee Stock Purchase Plan with 1,000,000 shares available, and to increase the number of authorized shares of Litronic Common Stock from 25,00,000 to 100,000,000.


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        2.13   REORGANIZATION. The parties intend to adopt this Agreement and the Merger Agreement as a plan of reorganization under Section 368(a) of the Code. The Litronic Common Stock issued in the Merger will be issued solely in exchange for BIZ Stock, and no other transaction other than the Merger represents, provides for or is intended to be an adjustment to the consideration paid for the BIZ Stock. Except for cash paid in lieu of fractional shares or as a result of Dissenting Shares, no consideration that could constitute "other property" within the meaning of Section 356(b) of the Code is being transferred by Litronic for BIZ Stock in the Merger. The parties shall not take a position on any tax return inconsistent with this Section 2.13. In addition, BIZ, Litronic and Litronic Merger Corp. represent as of the date of this Agreement, and as of the Closing Date, that neither they nor their affiliates has taken or agreed to take any action, or has any plan or intention or arrangement to take any action that would prevent the Merger from qualifying as a tax-free reorganization under the provisions of Section 368(a) of the Code.

        3.     REPRESENTATIONS AND WARRANTIES OF BIZ.

        Except in each case as set forth in a schedule dated the date of this Agreement and delivered by BIZ to Litronic concurrently herewith ("BIZ Disclosure Schedule") specifically identifying the Section of this Agreement requiring the delivery of such disclosure (except to the extent disclosure in any numbered and lettered Section of BIZ Disclosure Schedule is specifically cross referenced in another numbered and lettered section of BIZ Disclosure Schedule). As the date hereof, BIZ represents and warrants to Litronic as set forth below. In this Agreement, any reference to any event, change or effect being "material" with respect to any entity or group of entities means any material event, change or effect related to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of such entity or group of entities taken as a whole. In this Agreement, the term "Material Adverse Effect" used in connection with a party or any of that party's subsidiaries means any event, change or effect that is, singly or in the aggregate, materially adverse to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of that party and its subsidiaries, taken as a whole; provided, however, that a Material Adverse Effect shall not include any adverse effect resulting from general economic conditions or conditions affecting the engineering software market. In this Agreement, a "subsidiary" means a corporation, partnership or other entity in which a party owns directly or indirectly more than 50% of the voting stock, equity interests or beneficial interests. In this Agreement, "knowledge" means actual knowledge, and with respect to any party that is an entity, the entity shall not be deemed to have knowledge of any particular fact or matter unless any member of the Board of Directors or any executive officer (within the meaning of Rule 405 under the Securities Act of 1933, as amended) of the entity has actual knowledge thereof.

        3.1 ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER. Each of BIZ and its only subsidiary, Broadband Consumer Products, Inc., a Delaware corporation ("BCP") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes qualification necessary, other than in jurisdictions where the failure to so qualify or be in good standing would not have a Material Adverse Effect


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on BIZ. BIZ has made available to Litronic or its counsel complete and correct copies of the certificate of incorporation and bylaws of BIZ and BCP, in each case as amended to the date of this Agreement, and copies of all minutes of meetings and actions by written consent of stockholders, directors and board committees of each such entity.

        3.2    CAPITAL STRUCTURE.

               3.2.1 STOCK AND OPTIONS. The authorized capital stock of BIZ consists of 30,000,000 shares of Common Stock, $0.001 par value ("BIZ Common Stock"), and 7,000,000 shares of Preferred, $0.001 par value ("BIZ Preferred Stock"; the BIZ Common Stock and the BIZ Preferred Stock are sometimes collectively referred to as the "BIZ Stock"). At the close of business on July 2, 2001, 16,400,000 shares of BIZ Common Stock were issued and outstanding, 187,970 shares of BIZ Preferred Stock convertible into 187,970 shares of BIZ Common Stock were issued and outstanding and designated as "Series A" ("BIZ Series A Preferred"), 3,600,000 shares of BIZ Preferred Stock convertible into 3,600,000 shares of BIZ Common Stock were issued and outstanding and designated as "Series B" ("BIZ Series B Preferred"), 450,000 shares of BIZ Common Stock were reserved for issuance upon the exercise of outstanding BIZ Warrants and 1,756,500 shares of BIZ Common Stock were reserved for issuance upon the exercise of outstanding BIZ Options and 1,843,500 shares of BIZ Common Stock were reserved for future option grants. All outstanding shares of BIZ Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights and were not issued in violation of any preemptive rights. BIZ has made available to Litronic a true and correct copy of the BIZ Plan, and the BIZ Disclosure Schedule contains a correct and complete list of each BIZ Option and BIZ Warrant outstanding as of the date hereof, including the name of the holder of each BIZ Option and BIZ Warrant, the security and number of shares covered by each BIZ Option and BIZ Warrant, the per share exercise price of each BIZ Option and BIZ Warrant and the vesting schedule applicable to each BIZ Option and BIZ Warrant. BIZ Disclosure Schedules list all option agreements that contain accelerated vesting upon change of control provisions along with the material terms of such option agreements.

               3.2.2 NO OTHER COMMITMENTS. Except for the BIZ Options and BIZ Warrants disclosed in or pursuant to Section 3.2.1, there are no options, warrants, calls, rights, commitments, conversion rights, exchange rights or agreements of any character to which BIZ or BCP is a party or by which BIZ or BCP is bound obligating BIZ or BCP to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock of BIZ or BCP or securities convertible into or exchangeable for shares of capital stock of BIZ or BCP, or obligating BIZ or BCP to grant, extend or enter into any option, warrant, call, right, commitment, conversion right or agreement. There are no voting trusts or other agreements or understandings to which BIZ or BCP or, to the knowledge of BIZ, any of its stockholders is a party with respect to the voting of the capital stock of BIZ or BCP. There are no put agreements or registration rights agreements, or any other agreements of any character or nature to which BIZ is a party or by which BIZ is bound, obligating BIZ to purchase or register, or cause to be purchased or registered, any shares of capital stock of BIZ or securities convertible into or exchangeable for shares of capital stock of BIZ.


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        3.3    AUTHORITY.

               3.3.1 CORPORATE ACTION. BIZ has all requisite corporate power and authority to enter into this Agreement and, subject to approval of this Agreement, the Merger Agreement and the Merger by the stockholders of BIZ, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by BIZ and, subject to approval of this Agreement, the Merger Agreement and the Merger by the stockholders of BIZ, the consummation by BIZ of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of BIZ. This Agreement has been duly executed and delivered by BIZ and is the valid and binding obligation of BIZ, enforceable in accordance with its terms, except that enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other laws affecting or relating to enforcement of creditors' rights generally and
        (ii) general equitable principles regardless of whether considered at law or in equity.

               3.3.2 NO CONFLICT. Neither the execution, delivery and performance of this Agreement or the Merger Agreement, nor the consummation of the transactions contemplated hereby or thereby nor compliance with the provisions hereof or thereof will: (i) conflict materially with, or result in any material violations of, or cause a material default (with or without notice or lapse of time, or both) under, or give rise to a material right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any material lien, security interest, charge or encumbrance upon any of the material properties or assets of BIZ or BCP under, any term, condition or provision of (x) the certificate of incorporation or bylaws of BIZ or BCP or (y) any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to BIZ or BCP or their respective properties or assets, other than any such conflicts, violations, defaults, losses, liens, security interests, charges, or encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect; or (ii) require the affirmative vote of the holders of greater than a majority of the issued and outstanding shares of BIZ Common Stock and BIZ Preferred Stock, each voting as a separate class.

               3.3.3 CONSENTS.

               (a) No consent, approval, order or authorization of, or registration, declaration or filing with (collectively, "Governmental Consents"), any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (each a "Governmental Entity"), is required to be obtained by BIZ or BCP in connection with the execution and delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing of Merger Agreement with the Secretary of State of Delaware and appropriate documents with the relevant authorities of other states in which BIZ is qualified to do business; (ii) such filings, authorizations, orders and approvals as may be required under state "control share acquisition," "anti-takeover" or other similar statutes and regulations (collectively, "State Takeover Laws"); and (iii) where the failure to obtain or make such


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        Governmental Consents would not prevent or materially delay the consummation of the Merger and would not reasonably be expected to have a Material Adverse Effect on BIZ.

               (b) No other consent is required to be obtained by BIZ or BCP in connection with the execution and delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

        3.4    FINANCIAL STATEMENTS. BIZ has furnished to Litronic copies of:
(a) the audited consolidated balance sheet of BIZ at December 31, 2000, and the related statement of income and changes in financial position for the period then ended, together with the related notes thereto and the auditors' report thereon of KPMG LLP, independent auditors, and (b) the unaudited consolidated balance sheet of BIZ at March 31, 2001, and the related statement of income and changes in financial position for the period then ended, together with the related notes thereto. All financial statements referred to in this Section 3.4 ("BIZ Financial Statements") are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the respective periods, and fairly present the consolidated financial condition of BIZ and BCP as at the respective dates thereof and the consolidated results of operation and cash flow of BIZ and BCP for the respective periods covered by the statements of income and cash flow contained therein.

        3.5 INFORMATION SUPPLIED. None of the information supplied or to be supplied by BIZ in writing for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is mailed to the stockholders of Litronic, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

        3.6 COMPLIANCE WITH APPLICABLE LAWS. The businesses of BIZ and BCP are not being conducted in violation of any law, ordinance, regulation, rule or order of any Governmental Entity where the violation would have a Material Adverse Effect on BIZ. BIZ has not been notified by any Governmental Entity that any investigation or review with respect to BIZ or BCP is pending or, to the knowledge of BIZ, threatened, nor has any Governmental Entity notified BIZ of its intention to conduct an investigation or review. BIZ and BCP have all permits, licenses and franchises from Governmental Entities required to conduct their businesses as now being conducted, except for those whose absence would not have a Material Adverse Effect with respect to BIZ.

        3.7 INSURANCE. BIZ maintains and at all times since its inception has maintained fire and casualty and general liability insurance that BIZ believes or believed at that time to be reasonably prudent for the business of BIZ and BCP as conducted at that time. The BIZ Disclosure Schedule contains a complete and correct list and summary description of all insurance policies maintained by BIZ. BIZ has delivered or made available to Litronic complete and correct certificates of insurance setting forth the summary terms of the insurance policies. These policies are in full force and effect in all material respects, and all premiums due thereon have been paid, except for such failure of payment that would not have a Material Adverse Effect on BIZ. BIZ has complied in all material respects with the terms and provisions of the


                                      A-12
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policies. The BIZ Disclosure Schedule summarizes all material claims made by BIZ under any policy of insurance since BIZ's inception.

        3.8 LITIGATION. There is no suit, action, arbitration, demand, claim or proceeding pending or, to the knowledge of BIZ, threatened against BIZ or BCP in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby. BIZ has made available to Litronic or its counsel correct and complete copies of all correspondence prepared by its counsel for BIZ's auditors in connection with the last two completed audits of BIZ's financial statements and any such correspondence since the date of the last audit. There is no suit, action, arbitration, demand, claim or proceeding pending or, to the best knowledge of BIZ, threatened against BIZ or BCP, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against BIZ or BCP that could reasonably be expected to have a Material Adverse Effect with respect to BIZ.

        3.9    ERISA AND OTHER COMPLIANCE.

               (a) BIZ has made available to Litronic a list of all employees of BIZ and their salaries as of the date of this Agreement. BIZ has made available to Litronic copies of (i) each "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and (ii) all other written or formal plans or agreements involving direct or indirect compensation or benefits (including any employment agreements entered into between BIZ or BCP and any employee of BIZ or BCP, but excluding workers' compensation, unemployment compensation and other government-mandated programs) currently or previously maintained, contributed to or entered into by BIZ or BCP under which BIZ or BCP or an ERISA Affiliate (as defined below) thereof has any present or future material obligation or liability (collectively, "BIZ Employee Plans"). "ERISA Affiliates" means any entity which is a member of (A) a "controlled group of corporations," as defined in Section 414(b) of the Code, (B) a group of entities under "common control," as defined in Section 414(c) of the Code, or (C) an "affiliated service group," as defined in Section 414(m) of the Code, or treasury regulations promulgated under Section 414(o) of the Code, any of which includes BIZ. Copies of all BIZ Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof (including summary plan descriptions) have been made available to Litronic or its counsel, together with the three most recent annual reports (Form 5500, including, if applicable, Schedule B thereto) prepared in connection with any BIZ Employee Plans. Copies of all BIZ Employee Plans which individually or collectively would constitute an "employee pension benefit plan," as defined in Section 3(2) of ERISA (collectively, "BIZ Pension Plans"), have been made available to Litronic. All contributions due from BIZ or BCP through the date hereof with respect to any of the BIZ Employee Plans have been made as required under ERISA or have been accrued on BIZ's financial statements as of December 31, 2000. To BIZ's knowledge, each of the BIZ Employee Plans has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including, without limitation, ERISA and the Code, which are applicable to the BIZ Employee Plans except for noncompliance that would not have a Material Adverse Effect on BIZ.


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               (b)    None of the BIZ Pension Plans constitutes, or has since
        the enactment of ERISA constituted, a "multiemployer plan," as defined in Section 3(37) of ERISA. No BIZ Pension Plans are subject to Title IV of ERISA. No "prohibited transaction," as defined in Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any of the BIZ Employee Plans that is covered by Title I of ERISA that would result in a material liability to BIZ, excluding transactions effected pursuant to a statutory or administrative exemption. To BIZ's knowledge, nothing done or omitted to be done and no transaction or holding of any asset under or in connection with any of the BIZ Employee Plans has or will make BIZ or any officer or director of BIZ or BCP subject to any material liability under Title I of ERISA or liable for any material tax or penalty pursuant to Sections 4972, 4975, 4976 or 4979 of the Code or
        Section 502 of ERISA.

               (c) Any of the BIZ Pension Plans that is intended to be qualified under Section 401(a) of the Code (a "BIZ 401(a) Plan") is so qualified and has been so qualified during the period from its adoption to date, and the trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code.

               (d) BIZ has made available to Litronic a list of each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' benefits, vacation benefits, severance benefits, disability benefits, death benefits, hospitalization benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits for employees, consultants or directors which (i) is not one of the BIZ Employee Plans, (ii) is entered into, maintained or contributed to, as the case may be, by BIZ or BCP and (iii) covers any employee or former employee of BIZ. The contracts, plans and arrangements described in this paragraph 3.9(d) are referred to collectively as the "BIZ Benefit Arrangements." To BIZ's knowledge, each of the BIZ Benefit Arrangements has been maintained in material compliance (i) with its terms and (ii) with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to BIZ Benefit Arrangements. BIZ has made available to Litronic or its counsel a complete and correct copy or description of each of the BIZ Benefit Arrangements.

               (e) There has been no amendment to, written interpretation or announcement (whether or not written) by BIZ or BCP relating to, or change in employee participation or coverage under, any of the BIZ Employee Plans or BIZ Benefit Arrangements that would increase materially the expense of maintaining the BIZ Employee Plans or BIZ Benefit Arrangements above the level of the expense incurred in respect thereof for the fiscal year ended December 31, 2000.

               (f) BIZ has provided, or will have provided prior to the Closing, to individuals entitled thereto all required notices and coverage pursuant to Section 4980B of the Code and the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), with respect to any "qualifying event" (as defined in Section 4980B(f)(3) of the Code) occurring prior to and including the Closing Date, and no


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

        material tax payable on account of Section 4980B of the Code has been incurred with respect to any current or former employees (or their beneficiaries) of BIZ.

               (g) No benefit or compensation payable or which may become payable by BIZ or BCP pursuant to any of the BIZ Employee Plans or any BIZ Benefit Arrangements or as a result of or arising under this Agreement shall (i) constitute an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code) which is subject to the imposition of an excise tax under Section 4999 of the Code or which would not be deductible by reason of Section 280G of the Code or (ii) be nondeductible by reason of Section 162(m) of the Code.

               (h) BIZ and BCP are in compliance in all material respects with all applicable laws, agreements and contracts relating to employment, employment practices, wages, hours, and terms and conditions of employment, including, but not limited to, employee compensation matters, but not including ERISA.

               (i) Neither BIZ nor BCP has any knowledge of any facts indicating that the consummation of the transactions contemplated hereby will have a Material Adverse Effect on labor relations, and has no actual knowledge that any of its key employees intends to leave its or their employ.

        3.10 ABSENCE OF UNDISCLOSED LIABILITIES. The consolidated balance sheet of BIZ as of December 31, 2000 and delivered to Litronic by BIZ is referred to herein as the "BIZ Balance Sheet." At the date of the BIZ Balance Sheet ("BIZ Balance Sheet Date"), BIZ had no liabilities or obligations, secured or unsecured (whether accrued or absolute) and of a nature required to be reflected in the liabilities column of a balance sheet prepared in accordance with GAAP, not reflected on the BIZ Balance Sheet.

        3.11 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the BIZ Balance Sheet Date (and other than in compliance with Section 5.3) there has not occurred:

               (a) a Material Adverse Effect with respect to BIZ and BCP, taken as a whole;

               (b) any amendments or changes in BIZ's certificate of incorporation or bylaws;

               (c) any damage, destruction or loss, whether covered by insurance or not, that could reasonably constitute a Material Adverse Effect with respect to BIZ;

               (d) any redemption, repurchase or other acquisition of shares of capital stock of BIZ or BCP (other than pursuant to arrangements with terminated employees or consultants), or any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any capital stock of BIZ or BCP;

               (e) any material increase in or modification of the compensation or benefits payable or to become payable by BIZ or BCP to any of its directors or employees, except in the ordinary course of business consistent with past practice;


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

               (f) any material increase in or modification of any bonus, pension, insurance or any of the BIZ Employee Plans or BIZ Benefit Arrangements (including, but not limited to, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any of its employees, other than in the ordinary course of business consistent with past practice;

               (g) any acquisition or sale of a material amount of property or assets of BIZ or BCP, other than in the ordinary course of business consistent with past practices;

               (h) any alteration in any term of any outstanding security of BIZ or BCP other than as required under the terms thereof;

               (i) any (A) incurrence, assumption or guarantee by BIZ or BCP of any debt for borrowed money other than pursuant to credit lines or loan agreements disclosed in the BIZ Balance Sheet or the notes thereto;
        (B) issuance or sale of any securities convertible into or exchangeable for debt securities of BIZ; or (C) issuance or sale of options or other rights to acquire from BIZ or BCP, directly or indirectly, debt securities of BIZ or BCP or any securities convertible into or exchangeable for any such debt securities;

               (j) any creation or assumption by BIZ or BCP of any mortgage, pledge, security interest or lien or other encumbrance on any material asset (other than liens for taxes not yet delinquent and liens and encumbrances which are not material in character, amount or extent and which do not materially interfere with the use of the asset subject thereto or affected thereby);

               (k) any making of any loan, advance or capital contribution to or investment in any person other than (i) travel loans or advances made in the ordinary course of business, (ii) other loans and advances in an aggregate amount which does not exceed $25,000 outstanding at any time and (iii) purchases on the open market of liquid, publicly traded securities;

               (l) any entering into, amendment of, relinquishment, termination or non-renewal by BIZ or BCP of any material contract, lease commitment or other material right or obligation other than in the ordinary course of business;

               (m) any transfer or grant of a right under the BIZ IP Rights (as defined in Section 3.14), other than in the ordinary course of business;

               (n) any material labor dispute or written charge of unfair labor practice (other than routine individual grievances), or, to the knowledge of BIZ, any material activity or proceeding by a labor union or representative thereof to organize any employees of BIZ or BCP; or

               (o) any agreement or arrangement made by BIZ or BCP to take any action, which, if taken prior to the date hereof, would have made any representation or warranty, set forth in this Agreement untrue or incorrect unless otherwise disclosed.

        3.12 CERTAIN AGREEMENTS. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of BIZ or BCP, under any of the BIZ Employee Plans, BIZ Benefit Arrangements or otherwise, (ii) materially increase any benefits otherwise payable under any of the BIZ Employee Plans, the BIZ Benefit Arrangements or otherwise or (iii) result in the acceleration of the time of payment or vesting of any benefits.

        3.13 TAXES. For purposes of this Agreement, "Tax" or collectively "Taxes" means any and all federal, state, local, and foreign taxes, assessments, and other governmental charges, duties, impositions, and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, estimated, excise and property taxes, together with all interest, penalties, and additions imposed with respect to those amounts and any obligations under any agreements or arrangements with any other person with respect to those amounts and including any liability for taxes of a predecessor entity. For purposes of this Agreement, "Income Tax" or collectively "Income Taxes" means any Tax on income, including any interest, penalty or addition thereto.

               (a) As of the Closing, BIZ and each consolidated, combined or unitary group of which BIZ is a member ("BIZ Group") will have prepared and filed all required material federal, state, local, and foreign returns, information statements, and reports relating to any and all Taxes ("Returns") of BIZ or any BIZ Group that it was required to file, and each such Return was true, correct, and complete in all material respects;

               (b) As of the Closing, BIZ and any BIZ Group: (A) will have paid or accrued in accordance with generally accepted accounting principles all material Taxes concerning or attributable to BIZ and any BIZ Group relating to periods ending on or before the month-end prior to the Closing regardless of whether reflected on BIZ's or any BIZ Group's Returns and (B) will have withheld with respect to their employees all federal and state income taxes, FICA, FUTA and other Taxes which, to BIZ's knowledge, were required to be withheld;

               (c) Neither BIZ nor any member of any BIZ Group has any material Tax deficiency outstanding, proposed in writing or as to which any director of officer has actual knowledge or assessed, nor has BIZ or any member of any BIZ Group executed any waiver of the statute of limitations on or extending the period for the assessment or collection of any Taxes;

               (d) No audit or other examination of any Return of BIZ or any member of any BIZ Group is presently in progress, nor, to BIZ's knowledge, has BIZ or any member of any BIZ Group been notified of any request for an audit or examination;

               (e) As of December 31, 2000, neither BIZ nor any member of any BIZ Group has any material liabilities for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved in accordance with generally accepted accounting principles on the BIZ Balance Sheet;

               (f) BIZ has made available to Litronic copies of all federal and state income and all state sales and use Tax returns for all periods since BIZ's inception;

               (g) There are (and as of the Closing there will be) no liens, pledges, security interests or other encumbrances of any sort ("Liens") on the assets of BIZ for Taxes other than Liens for Taxes not yet due and payable;

               (h) To BIZ's knowledge, BIZ has not taken or omitted to take any action relating or attributable to Taxes that would result in any Lien on the assets of BIZ or any member of any BIZ Group other than Liens for Taxes not yet due and payable.

               (i) None of the assets of BIZ or any member of any BIZ Group is treated as "tax-exempt use property" within the meaning of Code
        Section 168(h);

               (j) Neither BIZ nor any member of any BIZ Group has filed any consent agreement under Code Section 341(f) or agreed to have Code
        Section 341(f) apply to any disposition of a "subsection (f) asset" (as defined in Code Section 341(f)(4)) owned by BIZ or any member of any BIZ Group;

               (k) Neither BIZ nor any member of any BIZ Group is a party to any material Tax sharing, allocation, indemnification or similar Tax agreement or arrangement, nor does BIZ or any member of any BIZ Group owe any amount under any such agreement or arrangement;

               (l) No Return of BIZ or any member of any BIZ Group contains a disclosure statement under Code Section 6662 (or predecessor provision) or any similar provision of state, local or foreign law;

               (m) Neither BIZ nor any member of any BIZ Group is or has been at any time a "United States real property holding corporation" within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii);

               (n) No material indebtedness of BIZ or any member of any BIZ Group consists of "corporate acquisition indebtedness" within the meaning of Code Section 279;

               (o) Neither BIZ nor any member of any BIZ Group has taken any action not in accordance with past practice that would have the effect of deferring any material Tax liability of BIZ or any member of any BIZ Group from any period ending on before the Closing Date to any taxable period ending after the Closing Date;

               (p) Neither BIZ nor any member of any BIZ Group was acquired in a "qualified stock purchase" under Code Section 338(d)(3), and no elections under Code Section 338(g), protective carryover basis elections or offset prohibition elections are applicable to BIZ or any predecessor corporations; and

               (q) The tax bases of the assets of BIZ and of the members of any BIZ Group for purposes of determining future amortization, depreciation and other federal income tax deductions are, in all material respects, accurately reflected on the tax books and


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

        records of BIZ and of the members of any BIZ Group (which means, for purposes of this clause (xvii), that any inaccurate reflection of such tax bases would not result in the loss of a material Tax deduction which is not able to be offset by a refund resulting from amendment of a prior year's Return).

        3.14   INTELLECTUAL PROPERTY.

               (a) BIZ and BCP own or have acquired (by license or otherwise) all material Intellectual Property Rights (as defined below), including rights to make, use and sell goods and services, as necessary or required for the conduct of their respective businesses as presently conducted (such Intellectual Property Rights being referred to as the "BIZ IP Rights"), and these rights are reasonably sufficient for the conduct of its business;

               (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a material breach of any instrument or agreement governing any BIZ IP Rights ("BIZ IP Rights Agreements"), will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any BIZ IP Right or materially impair the right of BIZ or Litronic to use, sell or license any BIZ IP Right or portion thereof (except where the breach, forfeiture or termination would not have a Material Adverse Effect on BIZ);

               (c) Neither the manufacture, marketing, license, sale or intended use of any product currently licensed or sold by BIZ or BCP or currently under development by BIZ or BCP violates any license or agreement between BIZ or BCP and any third party or, to the knowledge of BIZ, infringes any Intellectual Property Right of any other party; and there is no pending or, to the knowledge of BIZ, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any BIZ IP Right nor, to the knowledge of BIZ, is there any basis for any claim, nor has BIZ received any written notice asserting that any BIZ IP Right or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to the actual knowledge of BIZ, is there any basis for any assertion; and

               (d) BIZ and BCP have taken reasonable and practicable steps designed to safeguard and maintain their proprietary rights in all material BIZ IP Rights. All officers, employees and consultants of BIZ and BCP have executed and delivered to BIZ an agreement regarding the protection of proprietary information and the assignment to BIZ of all Intellectual Property Rights arising from the services performed for BIZ or BCP by those persons. To the knowledge of BIZ, no current or prior officer, employee or consultant of BIZ or BCP claims an ownership interest in any BIZ IP Rights as a result of having been involved in the development of that property while employed by or consulting to BIZ or BCP, or otherwise.

        The term "Intellectual Property Rights" means all worldwide industrial and intellectual property rights, including, without limitation, patents, patent applications, patent rights, trademarks, trademark registrations, trademark registration applications, trade names, service marks, service mark registrations, service mark registration applications, copyrights, copyright registrations, copyright registration applications, franchises, licenses, inventories, know-how,


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trade secrets, customer lists, proprietary processes and formulae, all source and object codes, algorithms, architecture, structure, display screens, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records.

        3.15 FEES AND EXPENSES. Neither BIZ nor BCP has paid or become obligated to pay any fee or commission to any broker, finder or similar intermediary in connection with the transactions contemplated by this Agreement.

        3.16   ENVIRONMENTAL MATTERS.

               (a) To BIZ's knowledge, none of the properties or facilities owned or leased by BIZ or BCP as of the date hereof ("BIZ Facilities") is in violation of any federal, state or local law, ordinance, regulation, permit or order relating to industrial health and safety or to the environmental conditions on, under or about the properties or facilities, (including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. 651 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. 11001 et seq.)) (collectively, the "Environmental Laws") except where the violations would not constitute a Material Adverse Effect. During the time that BIZ or BCP has owned or leased the BIZ Facilities, neither BIZ nor BCP nor, to BIZ's knowledge, any third party, has engaged in any spilling, leaking, pumping, pouring, emitting, emptying, discharging, dumping or disposing ("Release") on, under or about the BIZ Facilities of any chemicals, materials, substances, or items in any form, whether solid, liquid, gaseous, semisolid, or any combination thereof, which because of their physical, chemical, or other characteristics may pose a risk of endangering human health or safety or of degrading the environment and are regulated under any Environmental Law ("Hazardous Materials").

               (b) During the time that BIZ or BCP has owned or leased the BIZ Facilities, there has been no litigation brought or, to the knowledge of BIZ, threatened against BIZ by, or any settlement reached by BIZ or BCP with, any party or parties alleging the Release or threatened Release of any Hazardous Materials on, from or under any of the BIZ Facilities.

        3.17 INTERESTED PARTY TRANSACTIONS. No officer or director of BIZ or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the Securities Act) of any such person has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to BIZ or BCP any material amount of goods, property, technology or intellectual or other property rights or services; or (ii) any material contract or agreement to which BIZ or BCP is a party or by which it may be bound or affected.


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        3.18   VOTE REQUIRED. The affirmative vote of a majority of the votes that holders of the outstanding shares of (i) BIZ Common Stock and (ii) BIZ Preferred Stock, each voting as a separate class, are entitled to cast are the only votes of the holders of any class or series of BIZ's capital stock necessary to approve this Agreement and the Merger.

        3.19 DISCLOSURE. No representation or warranty made by BIZ in this Agreement, nor any schedule, certificate or exhibit prepared and furnished or to be prepared and furnished by BIZ or its representatives pursuant hereto, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were made.

        3.20 RESTRICTIONS ON BUSINESS ACTIVITIES. Other than this Agreement, there is no material agreement, judgment, injunction, order or decree binding upon BIZ or BCP that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of BIZ or BCP, any acquisition of property by BIZ or BCP or the conduct of business by BIZ or BCP as currently conducted.

        3.21 ACCOUNTS RECEIVABLE. The accounts receivable shown on the BIZ Balance Sheet as of the BIZ Balance Sheet Date, or thereafter acquired prior to the date hereof, have been or are (as the case may be) collectible within 120 days from the Closing Date (or, if later, when due) in amounts not materially less than the aggregate amounts thereof carried on the books of BIZ reduced by the reserves for discounts and bad debts taken on the BIZ Balance Sheet.

        3.22 PERSONAL PROPERTY. Other than the BIZ Intellectual Property Rights (which are the subject of Section 3.14), BIZ and BCP have good title, free and clear of all title defects, objections and liens, including without limitation, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest-retaining arrangements (other than liens for taxes not yet delinquent and liens, objections, encumbrances and title defects which are not material in character, amount or extent and which do not materially interfere with the use of the asset subject thereto or affected thereby), to all of its machinery, equipment, furniture, inventory and other personal property. All tangible personal property used in and material to the business of BIZ and BCP is in good operating condition (ordinary wear and tear excepted). All of the leases to personal property utilized in the business of BIZ and BCP are valid and enforceable against BIZ or BCP (except as enforceability may be subject to bankruptcy, insolvency, reorganization or other laws affecting or relating to enforcement of creditors' rights generally and by general equitable principles, regardless of whether considered at law or in equity) and neither BIZ nor BCP is in material default thereunder and, to the knowledge of BIZ, none of the other parties thereto is in material default thereof, except in each case where the unenforceability or default would not have a Material Adverse Effect with respect to BIZ.

        3.23 REAL PROPERTY. Neither BIZ nor BCP owns any real property. The BIZ Disclosure Schedule contains a list of all leases for real property to which BIZ or BCP is a party, the square footage leased with respect to each lease and the expiration date of each lease. These leases are valid and enforceable obligations of BIZ or BCP (except as enforceability may be subject to bankruptcy, insolvency, reorganization or other laws affecting or relating to enforcement of


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creditors' rights generally and by general equitable principles, regardless of whether considered at law or in equity) and neither BIZ or BCP is in material default of any material provision thereof. To the knowledge of BIZ, the real property leased or occupied by BIZ or BCP, the improvements located thereon, and the furniture, fixtures and equipment relating thereto (including plumbing, heating, air conditioning and electrical systems), conform to any and all applicable health, fire, safety, zoning, land use and building laws, ordinances and regulations except where the failure to so conform would not reasonably be expected to have a Material Adverse Effect on BIZ. There are no outstanding contracts made by BIZ or BCP for any improvements made to the real property leased or occupied by BIZ or BCP that have material amounts remaining unpaid thereunder.

        3.24 WARRANTIES. Neither BIZ nor BCP has made any warranties or guarantees relating to its products other than in the ordinary course of business or as implied or required by law. The BIZ Disclosure Schedule contains a list of all warranty and indemnification obligations of BIZ or BCP, other than as implied or required by law, relating to patents and other proprietary rights.

        3.25 CONTRACTS. The BIZ Disclosure Schedule lists all oral or written agreements, notes, instruments, or contracts to which BIZ or BCP is a party or by which its assets or properties may be bound, in each case as of the date hereof, which involve the future payment or receipt of more than $100,000 (on an annual basis), or which have a term of more than one year, or which involve any material BIZ IP Rights, or which are employment or consulting agreements ("BIZ Contracts"). Neither BIZ nor BCP is in default in performance of its obligations under any material provisions of the BIZ Contracts, except for defaults that would not have a Material Adverse Effect on BIZ. BIZ has no knowledge of any material violation of any BIZ Contract by any other party thereto.

        3.26   PRODUCTS AND DISTRIBUTION.

               (a) The BIZ Disclosure Schedule sets forth, for each BIZ Product (as defined below), the following: (i) a list of all material contracts and agreements (including without limitation all material development, trademark license, technology license, distribution or other agreements) relating to the BIZ Product (provided, however, that with respect to distribution agreements, clause (iv) shall apply); (ii) whether the BIZ Product has been developed internally (i.e., substantially entirely by employees of BIZ or BCP) or externally (i.e., including substantive contributions by one or more independent contractors to BIZ or BCP) and, if externally, the BIZ Disclosure Schedule sets forth the identity of the significant independent contractors and a list of the material agreements with those independent contractors; (iii) the material advances paid or payable, and the material royalties payable, to any third parties with respect to that BIZ Product; and (iv) a copy of BIZ's standard distribution agreement used with respect to that BIZ Product together with a description of the territories in which BIZ or BCP have granted distribution rights with respect to that BIZ Product.

               (b) The BIZ Disclosure Schedule sets forth, for each BIZ Product Under Development, the following (as of the date of this Agreement): (i) the currently scheduled public availability date without regard to the Merger (which dates BIZ believes to be reasonable); (ii) a schedule of development milestone events and any material related


                                      A-22
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        payments, including both milestones already achieved in the past six months and those scheduled for the future; and (iii) whether any significant development milestone for the BIZ Product has been missed in the past six months by more than 30 days.

               (c) For purposes of this Section 3.26, "BIZ Developed Products" means products developed, sold, published and/or distributed by BIZ or BCP. "BIZ Products Under Development" means products under development or consideration by BIZ or BCP with a scheduled ship date on or prior to December 31, 2001. "BIZ Products" includes both BIZ Developed Products and BIZ Products Under Development.

4.      REPRESENTATIONS AND WARRANTIES OF LITRONIC.

        Except as set forth in a schedule dated the date of this Agreement and delivered by Litronic to BIZ concurrently herewith ("Litronic Disclosure Schedule") specifically identifying the Section of this Agreement requiring the delivery of the disclosure, Litronic hereby represents and warrants to BIZ as set forth below. In this Agreement, any reference to any event, change or effect being "material" with respect to any entity or group of entities means any material event, change or effect related to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of such entity or group of entities taken as a whole. In this Agreement, the term "Material Adverse Effect" used in connection with a party or any of that party's subsidiaries means any event, change or effect that is, singly or in the aggregate, materially adverse to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of that party and its subsidiaries, taken as a whole; provided, however, that a Material Adverse Effect shall not include any adverse effect resulting from general economic conditions or conditions affecting the engineering software market. In this Agreement, a "subsidiary" means a corporation, partnership or other entity in which a party owns directly or indirectly more than 50% of the voting stock, equity interests or beneficial interests. In this Agreement, "knowledge" means actual knowledge, and with respect to any party that is an entity, the entity shall not be deemed to have knowledge of any particular fact or matter unless any member of the Board of Directors or any executive officer (within the meaning of Rule 405 under the Securities Act of 1933, as amended) of the entity has actual knowledge thereof.

        4.1 ORGANIZATION; GOOD STANDING; QUALIFICATION AND POWER. Litronic and each of its subsidiaries ("Litronic Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes qualification necessary, other than in jurisdictions where the failure to so qualify or be in good standing would not have a Material Adverse Effect. The Litronic Disclosure Schedule sets forth a correct and complete list of the Litronic Subsidiaries. Litronic has made available to BIZ or its counsel complete and correct copies of the certificates or articles of incorporation and bylaws (or similar charter documents) of Litronic and each of the Litronic Subsidiaries, in each case as amended to the date of this Agreement, and copies of all minutes of meetings and actions by written consent of stockholders, directors and board committees of each such entity.


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        4.2    CAPITAL STRUCTURE.

               4.2.1 STOCK, OPTIONS AND WARRANTS. The authorized capital stock of Litronic consists of 25,000,000 shares of Common Stock, $0.01 par value ("Litronic Common Stock"), and 5,000,000 shares of Preferred Stock, $0.01 par value ("Litronic Preferred Stock"). At the close of business on July 2, 2001, 9,747,526 shares of Litronic Common Stock were issued and outstanding, and 548,142 shares of Litronic Common Stock were reserved for issuance upon the exercise of outstanding options ("Litronic Options") and outstanding warrants ("Litronic Warrants") to purchase Litronic Common Stock and 954,858 shares of Litronic Common Stock were reserved for future option grants. No shares of Litronic Preferred Stock are issued or outstanding. All outstanding shares of Litronic Common Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights and were not issued in violation of any preemptive rights. Litronic has made available to BIZ true and correct copies of its 1998 and 1999 Stock Option Plans (each a "Litronic Plan" and collectively, the "Litronic Plans"), and the Litronic Disclosure Schedule contains a correct and complete list of each Litronic Option and Litronic Warrant outstanding as of the date hereof, including the name of the holder of each Litronic Option or Litronic Warrant, the Litronic Plan (if any) pursuant to which the Litronic Option or Litronic Warrant was issued, the security and number of shares covered by each Litronic Option or Litronic Warrant, the per share exercise price of the Litronic Option or Litronic Warrant and the vesting schedule applicable to each Litronic Option or Litronic Warrant. Litronic Disclosure Schedules list all option agreements that contain accelerated vesting upon change of control provisions along with the material terms of such option agreements.

               4.2.2 NO OTHER COMMITMENTS. Except for the Litronic Options and Litronic Warrants disclosed in or pursuant to Section 4.2.1, there are no options, warrants, calls, rights, commitments, conversion rights, exchange rights or agreements of any character to which Litronic or any of the Litronic Subsidiaries is a party or by which Litronic or any of the Litronic Subsidiaries is bound obligating Litronic or any of the Litronic Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock of Litronic or any of the Litronic Subsidiaries or securities convertible into or exchangeable for shares of capital stock of Litronic or any of the Litronic Subsidiaries, or obligating Litronic or any of the Litronic Subsidiaries to grant, extend or enter into any such option, warrant, call, right, commitment, conversion right or agreement. There are no voting trusts or other agreements or understandings to which Litronic or any of the Litronic Subsidiaries is a party with respect to the voting of the capital stock of Litronic or any of the Litronic Subsidiaries. There are no put agreements or registration rights agreements, or any other agreements of any character or nature to which Litronic is a party or by which Litronic is bound, obligating Litronic to purchase or register, or cause to be purchased or registered, any shares of capital stock of Litronic or securities convertible into or exchangeable for shares of capital stock of Litronic.

        4.3    AUTHORITY.

               4.3.1 CORPORATE ACTION. Litronic has all requisite corporate power and authority to enter into this Agreement and, subject to approval of this Agreement, the


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        Merger Agreement and the Merger by the stockholders of Litronic, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by Litronic and, subject to approval of this Agreement, the Merger Agreement and the Merger by the stockholders of Litronic, the consummation by Litronic and Litronic Merger Corp. of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Litronic and Litronic Merger Corp., including any necessary approval by Litronic as the stockholder of Litronic Merger Corp. This Agreement has been duly executed and delivered by Litronic and is the valid and binding obligation of Litronic, enforceable in accordance with its terms, except that enforceability may be subject to (i) bankruptcy, insolvency, reorganization or other laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles regardless of whether considered at law or in equity.

               4.3.2 NO CONFLICT. Neither the execution, delivery and performance of this Agreement or the Merger Agreement, nor the consummation of the transactions contemplated hereby or thereby nor compliance with the provisions hereof or thereof will: (i) conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Litronic or any of the Litronic Subsidiaries under, any term, condition or provision of (x) the certificate or articles of incorporation or bylaws (or similar charter documents) of Litronic or any of the Litronic Subsidiaries or (y) any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Litronic or any of the Litronic Subsidiaries or their respective properties or assets, other than any such conflicts, violations, defaults, losses, liens, security interests, charges or encumbrances which, individually or in the aggregate, would not have a Material Adverse Effect; or (ii) require the affirmative vote of the holders of greater than a majority of the issued and outstanding shares of Litronic Common Stock.

               4.3.3 CONSENTS.

               (a) No Governmental Consent is required to be obtained by Litronic or any of the Litronic Subsidiaries in connection with the execution and delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, except for: (i) the filing with the SEC of the Proxy Statement relating to the meeting of the stockholders of Litronic ("Litronic Stockholders Meeting") to be held with respect to the approval by Litronic's stockholders of this Agreement, the Merger and the issuance of shares of Litronic Common Stock pursuant to the Merger, and such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby; (ii) the filing of the Merger Agreement with the Secretary of State of Delaware and appropriate documents with the relevant authorities of


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

        other states in which Litronic is qualified to do business; (iii) such filings, authorizations, orders and approvals as may be required under State Takeover Laws; (iv) such filings, authorizations, orders and approvals as may be required under foreign laws, state securities laws and the Bylaws of the National Association of Securities Dealers, Inc. ("NASD"); and (v) where the failure to obtain or make such Governmental Consents would not prevent or materially delay the consummation of the Merger or otherwise prevent Litronic from performing its obligations under this Agreement and would not reasonably be expected to have a Material Adverse Effect on Litronic and the Litronic Subsidiaries taken as a whole.

               (b) No other consent is required to be obtained by Litronic or any of the Litronic Subsidiaries in connection with the execution and delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

        4.4    SEC DOCUMENTS.

               4.4.1 SEC REPORTS. Litronic has made available to BIZ or its counsel correct and complete copies of each report, schedule, registration statement and definitive proxy statement filed by Litronic with the SEC on or after June 11, 1999 ("Litronic SEC Documents"), which are all the documents (other than preliminary material) that Litronic was required to file with the SEC on or after that date. In addition, Litronic has made available to BIZ all exhibits to the Litronic SEC Documents filed prior to the date hereof which are (i) requested by BIZ and (ii) are not available in complete form through EDGAR ("Requested Confidential Exhibits") and will promptly make available to BIZ all Requested Confidential Exhibits to any additional Litronic SEC Documents filed prior to the Effective Time. As of their respective dates or, in the case of registration statements, their effective dates (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), none of the Litronic SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Litronic SEC Documents complied when filed in all material respects with the then applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated by the SEC thereunder. Litronic has filed all documents and agreements that were required to be filed as exhibits to the Litronic SEC Documents and all material contracts so filed (and those to be filed with any Litronic SEC Documents) as exhibits are in full force and effect except those which have expired in accordance with their terms, and neither Litronic nor any of the Litronic Subsidiaries is in default thereunder. The Litronic Disclosure Schedule lists such material contracts required to be filed with the SEC that have not yet been filed with any Litronic SEC Documents.

               4.4.2 FINANCIAL STATEMENTS. The financial statements of Litronic included in the Litronic SEC Documents (including, in each case, any related notes) complied as to form in all material respects with the then applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in


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

        accordance with GAAP applied on a consistent basis during the periods involved (except as may have been indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and fairly present the consolidated financial position of Litronic and the Litronic Subsidiaries as at the respective dates thereof and the results of the operations and cash flows of Litronic and the Litronic Subsidiaries for the respective periods then ended.

               4.4.3 CERTAIN LIABILITIES. The consolidated balance sheet of Litronic as of December 31, 2000 is referred to herein as the "Litronic Balance Sheet." At the date of the Litronic Balance Sheet ("Litronic Balance Sheet Date"), Litronic had no liabilities or obligations, secured or unsecured (whether accrued or absolute) and of a nature required to be reflected in the liabilities column of a balance sheet prepared in accordance with GAAP, not reflected on the Litronic Balance Sheet or the accompanying notes thereto.

               4.4.4 ABSENCE OF CERTAIN CHANGES. Since the Litronic Balance Sheet Date, there has not occurred:

               (a) a Material Adverse Effect with respect to Litronic and the Litronic Subsidiaries, taken as a whole;

               (b) any amendments or changes in Litronic's certificate of incorporation or bylaws;

               (c) any damage to, destruction of or loss of any assets of Litronic (whether or not covered by insurance) that resulted or would reasonably be expected to result in a Material Adverse Effect on Litronic;

               (d) any agreement or arrangement made by Litronic to take any action which, if taken prior to the date hereof, would have made any representation or warranty set forth in this Agreement untrue or incorrect unless otherwise disclosed;

               (e) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the capital stock of Litronic or any of the Litronic Subsidiaries;

               (f) any acquisition or sale of a material amount of property or assets other than in the ordinary course of business consistent with past practices;

               (g) any (A) incurrence, assumption or guarantee by Litronic of any debt for borrowed money other than pursuant to credit lines or loan agreements disclosed in the Litronic Disclosure Schedule, Litronic's Form 10-K filed on April 19, 2001, Form 10-K/A No. 1 filed on April 30, 2001 or Form 10-Q filed on May 15, 2001; (B) issuance or sale of any securities convertible into or exchangeable for debt securities of Litronic; or (C) issuance or sale of options or other rights to acquire from Litronic, directly or indirectly, debt securities of Litronic or any securities convertible into or exchangeable for any such debt securities;


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

               (h) any creation or assumption by Litronic of any mortgage, pledge, security interest or line or other encumbrance on any material asset (other than liens for taxes not yet delinquent and liens and encumbrances which are not material in character, amount or extent and which do not materially interfere with the use of the asset subject thereto or affected thereby);

               (i) any entering into, amendment of, relinquishment, termination or non-renewal by Litronic or any of the Litronic Subsidiaries of any material contract, lease commitment or other material right or obligation other than in the ordinary course of business;

               (j) any material change in accounting methods, principles or practices by Litronic.

               (k) any redemption, repurchase or other acquisition of shares of capital stock of Litronic or any of the Litronic Subsidiaries (other than pursuant to arrangements with terminated employees or consultants), or any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any capital stock of Litronic or any of the Litronic Subsidiaries;

               (l) any material increase in or modification of the compensation or benefits payable or to become payable by Litronic or any of the Litronic Subsidiaries to any of its directors or employees, except in the ordinary course of business consistent with past practice;

               (m) any material increase in or modification of any bonus, pension, insurance or any of the Litronic Employee Plans or Litronic Benefit Arrangements (including, but not limited to, the granting of stock options, restricted stock awards or stock appreciation rights) made to, for or with any of its employees, other than in the ordinary course of business consistent with past practice;

               (n) any alteration in any term of any outstanding security of Litronic or any of the Litronic Subsidiaries other than as required under the terms thereof;

               (o) any making of any loan, advance or capital contribution to or investment in any person other than (i) travel loans or advances made in the ordinary course of business, (ii) other loans and advances in an aggregate amount which does not exceed $25,000 outstanding at any time and (iii) purchases on the open market of liquid, publicly traded securities;

               (p) any transfer or grant of a right under Litronic's Intellectual Property Rights (as defined in Section 3.14), other than in the ordinary course of business; or

               (q) any material labor dispute or written charge of unfair labor practice (other than routine individual grievances), or, to the knowledge of Litronic, any material activity or proceeding by a labor union or representative thereof to organize any employees of Litronic or any of the Litronic Subsidiaries.


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

        4.5 INFORMATION SUPPLIED. None of the information supplied or to be supplied by Litronic in writing for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is mailed to the stockholders of Litronic, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

        4.6 LITIGATION. There is no suit, action, arbitration, demand, claim or proceeding pending or, to the knowledge of Litronic, threatened against Litronic or any of the Litronic Subsidiaries in connection with or relating to the transactions contemplated by this Agreement or of any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby. There is no suit, action, arbitration, demand, claim or proceeding pending or, to the best knowledge of Litronic, threatened against Litronic or any of the Litronic Subsidiaries, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Litronic or any of the Litronic Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to Litronic.

        4.7 FEES AND EXPENSES. Neither Litronic nor any Litronic Subsidiary has paid or become obligated to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

        4.8 INTERESTED PARTY TRANSACTIONS. Except as disclosed under Item 12 of Litronic's most recent Form 10-K or under the "Certain Transactions" section of the Proxy Statement, no officer or director of Litronic or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the Securities Act) of any such person has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to Litronic or any of the Litronic Subsidiaries any material amount of goods, property, technology or intellectual or other property rights or services; or (ii) any material contract or agreement to which Litronic or any of the Litronic Subsidiaries is a party or by which it may be bound or affected.

        4.9 BOARD APPROVAL. The Board of Directors of Litronic has, on or prior to the date hereof, unanimously (i) approved this Agreement, the Merger Agreement and the Merger, (ii) determined that the Merger is in the best interests of the stockholders of Litronic and are on terms that are fair to the stockholders and (iii) recommended that the stockholders of Litronic approve this Agreement and the Merger.

        4.10 VOTE REQUIRED. The affirmative vote of a majority of the votes that holders of the outstanding shares of Litronic Common Stock are entitled to cast is the only vote of the holders of any class or series of Litronic capital stock necessary to approve this Agreement and the Merger.

        4.11 DISCLOSURE. No representation or warranty made by Litronic in this Agreement, nor any schedule, certificate or exhibits prepared and furnished or to be prepared and furnished by Litronic or its representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

        4.12 FAIRNESS OPINION. Litronic's Board of Directors has received a written opinion from L.H. Friend, Weinress, Frankson & Presson, LLC that as of July 2, 2001, the consideration to be paid by Litronic in the Merger is fair to Litronic and its stockholders from a financial point of view.

        4.13 SHARES OF LITRONIC COMMON STOCK. The shares of Litronic Common Stock to be issued pursuant to the Merger will, when issued and delivered pursuant to the Merger, and the shares of Litronic Common Stock to be issued pursuant to the Assumed Options will, when issued and delivered to the holders thereof on payment of the consideration provided for therein, be validly issued, fully paid and non-assessable.

        4.14 COMPLIANCE WITH APPLICABLE LAWS. The businesses of Litronic and the Litronic Subsidiaries are not being conducted in violation of any law, ordinance, regulation, rule, permit or order of any Governmental Entity where the violation would have a Material Adverse Effect on Litronic. Litronic has not been notified by any Governmental Entity that any investigation or review with respect to Litronic or any of the Litronic Subsidiaries is pending or threatened, nor has any Governmental Entity notified Litronic of its intention to conduct an investigation or review. Litronic and the Litronic Subsidiaries have all permits, licenses and franchises from Governmental Entities required to conduct their businesses as now being conducted, except for those whose absence would not have a Material Adverse Effect with respect to Litronic.

        4.15   INTELLECTUAL PROPERTY.

               (a) Litronic and the Litronic Subsidiaries own or have acquired (by license or otherwise) all material Intellectual Property Rights (as defined in Section 3.14), including rights to make, use and sell goods and services, as necessary or required for the conduct of their respective businesses as presently conducted (such Intellectual Property Rights being referred to as the "Litronic IP Rights"), and these rights are reasonably sufficient for the conduct of their respective businesses.

               (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a material breach of any instrument or agreement governing any Litronic IP Rights, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Litronic IP Right or materially impair the right of Litronic to use, sell or license any Litronic IP Right or portion thereof (except where the breach, forfeiture or termination would not have a Material Adverse Effect on Litronic).

               (c) Neither the manufacture, marketing, license, sale or intended use of any product currently licensed or sold by Litronic or any of the Litronic Subsidiaries or currently under development by Litronic or any of the Litronic Subsidiaries violates any license or agreement between Litronic or any of the Litronic Subsidiaries and any third


                                      A-30
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        party or, to the knowledge of Litronic, infringes any Intellectual
        Property Right of any other party; and there is no pending or, to the knowledge of Litronic, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Litronic IP Right nor, to the knowledge of Litronic, is there any basis for any claim, nor has Litronic received any written notice asserting that any Litronic IP Right or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to the actual knowledge of Litronic, is there any basis for any assertion.

               (d) Litronic and any of the Litronic Subsidiaries have taken reasonable and practicable steps designed to safeguard and maintain their proprietary rights in all material Litronic IP Rights. All officers, employees and consultants of Litronic and any of the Litronic Subsidiaries have executed and delivered to Litronic an agreement regarding the protection of proprietary information and the assignment to Litronic of all Intellectual Property Rights arising from the services performed for Litronic or any of the Litronic Subsidiaries by those persons. To the knowledge of Litronic, no current or prior officer, employee or consultant of Litronic or any of the Litronic Subsidiaries claims an ownership interest in any Litronic IP Rights as a result of having been involved in the development of that property while employed by or consulting to Litronic or any of the Litronic Subsidiaries, or otherwise.

        4.16   TAXES.

               (a) As of the Closing, Litronic and each consolidated, combined or unitary group of which Litronic is a member ("Litronic Group") will have prepared and filed all required of Litronic or any Litronic Group that it was required to file, and each such Litronic or Litronic Group's Return was true, correct, and complete in all material respects;

               (b) As of the Closing, Litronic and any Litronic Group: (A) will have paid or accrued in accordance with generally accepted accounting principles all material Taxes concerning or attributable to Litronic and any Litronic Group relating to periods ending on or before the month-end prior to the Closing regardless of whether reflected on Litronic or Litronic Group's Returns and (B) will have withheld with respect to their employees all federal and state income taxes, FICA, FUTA and other Taxes which, to Litronic's knowledge, were required to be withheld;

               (c) Neither Litronic nor any member of any Litronic Group has any material Tax deficiency outstanding, proposed in writing or as to which any director of officer has actual knowledge or assessed, nor has Litronic or any member of any Litronic Group executed any waiver of the statute of limitations on or extending the period for the assessment or collection of any Taxes;

               (d) No audit or other examination of any Return of Litronic or any member of any Litronic Group is presently in progress, nor, to Litronic's knowledge, has Litronic or any member of any Litronic Group been notified of any request for an audit or examination;


                                      A-31
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               (e)    As of December 31, 2000, neither Litronic nor any member
        of any Litronic Group has any material liabilities for unpaid federal, state, local and foreign Taxes which have not been accrued or reserved in accordance with generally accepted accounting principles on the Litronic Balance Sheet;

               (f) Litronic has made available to BIZ copies of all federal and state income and all state sales and use Tax returns for all periods since January 1, 1997;

               (g) There are (and as of the Closing there will be) no Liens on the assets of Litronic or any member of any Litronic Group for Taxes other than Liens for Taxes not yet due and payable;

               (h) To Litronic's knowledge, Litronic has not taken or omitted to take any action relating or attributable to Taxes which would result in any Lien on the assets of Litronic or any member of any Litronic Group other than Liens for Taxes not yet due and payable.

               (i) None of the assets of Litronic or any member of any Litronic Group is treated as "tax-exempt use property" within the meaning of Code Section 168(h);

               (j) Neither Litronic nor any member of any Litronic Group has filed any consent agreement under Code Section 341(f) or agreed to have Code Section 341(f) apply to any disposition of a "subsection (f) asset" (as defined in Code Section 341(f)(4)) owned by Litronic or any member of any Litronic Group;

               (k) Neither Litronic nor any member of any Litronic Group is a party to any material tax sharing, allocation, indemnification or similar agreement or arrangement, nor does Litronic or any member of any Litronic Group owe any amount under any such agreement or arrangement;

               (l) No Return of Litronic or any member of any Litronic Group contains a disclosure statement under Code Section 6662 (or predecessor provision) or any similar provision of state, local or foreign law;

               (m) Neither Litronic nor any member of any Litronic Group is or has been at any time a "United States real property holding corporation" within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii);

               (n) No material indebtedness of Litronic or any member of any Litronic Group consists of "corporate acquisition indebtedness" within the meaning of Code Section 279;

               (o) Neither Litronic nor any member of any Litronic Group has taken any action not in accordance with past practice that would have the effect of deferring any material Tax liability of Litronic or any member of any Litronic Group from any period ending on before the Closing Date to any taxable period ending after the Closing Date;


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               (p)    Neither Litronic nor any member of any Litronic Group was
        acquired in a "qualified stock purchase" under Code Section 338(d)(3), and no elections under Code Section 338(g), protective carryover basis elections or offset prohibition elections are applicable to Litronic or any member of any Litronic Group or any predecessor corporations of any of them; and

               (q) The tax bases of the assets of Litronic and of the members of any Litronic Group for purposes of determining future amortization, depreciation and other federal income tax deductions are, in all material respects, accurately reflected on the tax books and records of Litronic and of the members of any Litronic Group (which shall mean, for purposes of this clause (xvii), that any inaccurate reflection of such tax bases would not result in the loss of a material Tax deduction which is not able to be offset by a refund resulting from amendment of a prior year's Return).

        4.17 NO INVESTMENT COMPANY. Neither Litronic nor Litronic Merger Corp. is an "investment company" as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code.

        4.18   ERISA AND OTHER COMPLIANCE.

               (a) Litronic has made available to BIZ copies of (i) each "employee benefit plan," as defined in Section 3(3) of ERISA, and (ii) all other written or formal plans or agreements involving direct or indirect compensation or benefits (including any employment agreements entered into between Litronic or any of the Litronic Subsidiaries and any employee of Litronic or any of the Litronic Subsidiaries, but excluding workers' compensation, unemployment compensation and other government-mandated programs) currently or previously maintained, contributed to or entered into by Litronic or any of the Litronic Subsidiaries under which Litronic or any of the Litronic Subsidiaries or an ERISA Affiliate thereof has any present or future obligation or liability (collectively, "Litronic Employee Plans"). Copies of all Litronic Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof (including summary plan descriptions) have been made available to BIZ or its counsel, together with the three most recent annual reports (Form 5500, including, if applicable, Schedule B thereto) prepared in connection with any Litronic Employee Plan. Copies of all Litronic Employee Plans which individually or collectively would constitute an "employee pension benefit plan," as defined in Section 3(2) of ERISA (collectively, "Litronic Pension Plans"), have been made available to BIZ. All contributions due from Litronic or any of the Litronic Subsidiaries through the date hereof with respect to any of the Litronic Employee Plans have been made as required under ERISA or have been accrued on Litronic's financial statements as of December 31, 2000. Each of the Litronic Employee Plans has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including, without limitation, ERISA and the Code, which are applicable to the Litronic Employee Plans except for noncompliance which would not have a Material Adverse Effect on Litronic.

               (b) None of the Litronic Pension Plans constitutes, or has since the enactment of ERISA constituted, a "multiemployer plan," as defined in Section 3(37) of ERISA. No


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        Litronic Pension Plans are subject to Title IV of ERISA. No "prohibited transaction," as defined in Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any of the Litronic Employee Plans that is covered by Title I of ERISA which would result in a material liability to Litronic, excluding transactions effected pursuant to a statutory or administrative exemption. Nothing done or omitted to be done and no transaction or holding of any asset under or in connection with any of the Litronic Employee Plans has or will make Litronic or any officer or director of Litronic or any of the Litronic Subsidiaries subject to any material liability under Title I of ERISA or liable for any material tax or penalty pursuant to Sections 4972, 4975, 4976 or 4979 of the Code or Section 502 of ERISA.

               (c) Any of the Litronic Pension Plans that is intended to be qualified under Section 401(a) of the Code (a "Litronic 401(a) Plan") is so qualified and has been so qualified during the period from its adoption to date, and the trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code.

               (d) Litronic has made available to BIZ a list of each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' benefits, vacation benefits, severance benefits, disability benefits, death benefits, hospitalization benefits, retirement benefits, deferred compensation, profit-sharing, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits for employees, consultants or directors which (i) is not one of the Litronic Employee Plans, (ii) is entered into, maintained or contributed to, as the case may be, by Litronic or any of the Litronic Subsidiaries and
        (iii) covers any employee or former employee of Litronic or any of the Litronic Subsidiaries. The contracts, plans and arrangements described in this paragraph 4.18(d) are referred to collectively as the "Litronic Benefit Arrangements." Each of the Litronic Benefit Arrangements has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to Litronic Benefit Arrangements. Litronic has made available to Litronic or its counsel a complete and correct copy or description of each of the Litronic Benefit Arrangements.

               (e) There has been no amendment to, written interpretation or announcement (whether or not written) by Litronic or any of the Litronic Subsidiaries relating to, or change in employee participation or coverage under, any of the Litronic Employee Plans or Litronic Benefit Arrangements that would increase materially the expense of maintaining the Litronic Employee Plans or Litronic Benefit Arrangements above the level of the expense incurred in respect thereof for the fiscal year ended December 31, 2000.

               (f) Litronic has provided, or will have provided prior to the Closing, to individuals entitled thereto all required notices and coverage pursuant to Section 4980B of the Code and the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), with respect to any "qualifying event" (as defined in Section 4980B(f)(3) of the Code) occurring prior to and including the Closing Date, and no


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        material tax payable on account of Section 4980B of the Code has been incurred with respect to any current or former employees (or their beneficiaries) of Litronic or any of the Litronic Subsidiaries.

               (g) No benefit or compensation payable or which may become payable by Litronic or any of the Litronic Subsidiaries pursuant to any of the Litronic Employee Plans or any Litronic Benefit Arrangements or as a result of or arising under this Agreement shall (i) constitute an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code) which is subject to the imposition of an excise tax under Section 4999 of the Code or which would not be deductible by reason of Section 280G of the Code or (ii) be nondeductible by reason of Section 162(m) of the Code.

               (h) Litronic and each Litronic Subsidiary is in compliance in all material respects with all applicable laws, agreements and contracts relating to employment, employment practices, wages, hours, and terms and conditions of employment, including, but not limited to, employee compensation matters, but not including ERISA.

               (i) Neither Litronic nor any Litronic Subsidiary has any knowledge of any facts indicating that the consummation of the transactions contemplated hereby will have a Material Adverse Effect on labor relations, and, except for reductions in force specifically contemplated by Litronic in connection with the Merger, has no knowledge that any of its key employees intends to leave its or their employ.

        4.19   ENVIRONMENTAL MATTERS.

               (a) To Litronic's knowledge, none of the properties or facilities owned or leased by Litronic or the Litronic Subsidiaries as of the date hereof ("Litronic Facilities") is in violation of any Environmental Laws except where the violations would not constitute a Material Adverse Effect. During the time that Litronic or the Litronic Subsidiaries have owned or leased the Litronic Facilities, neither Litronic nor any of the Litronic Subsidiaries nor, to Litronic's knowledge, any third party, has engaged in any Release on, under or about the Litronic Facilities of any Hazardous Materials.

               (b) During the time that Litronic or the Litronic Subsidiaries have owned or leased the Litronic Facilities, there has been no litigation brought or, to the knowledge of Litronic, threatened against Litronic or any of the Litronic Subsidiaries by, or any settlement reached by Litronic or any of the Litronic Subsidiaries with, any party or parties alleging the Release or threatened Release of any Hazardous Materials on, from or under any of the Litronic Facilities.

        4.20 DIRECTORS AND OFFICERS LIABILITY INSURANCE. Litronic currently maintains the directors and officers liability insurance that Litronic believes to be sufficient on the date hereof. Such director and officers liability insurance is described on the Litronic Disclosure Schedule.

        4.21 RESTRICTIONS ON BUSINESS ACTIVITIES. There is no material agreement, judgment, injunction, order or decree binding upon Litronic or any of the Litronic Subsidiaries that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Litronic or any of the Litronic Subsidiaries, any acquisition of property by


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Litronic or any of the Litronic Subsidiaries or the conduct of business by
Litronic or any of the Litronic Subsidiaries as currently conducted.

        4.22 WARRANTIES. Neither Litronic nor any of the Litronic Subsidiaries have made any warranties or guarantees relating to its products other than in the ordinary course of business or as implied or required by law. The Litronic Disclosure Schedule contains a list of all warranty and indemnification obligations of Litronic or any of the Litronic Subsidiaries, other than as implied or required by law, relating to patents and other proprietary rights.

        4.23   PRODUCTS AND DISTRIBUTION.

               (a) The Litronic Disclosure Schedule sets forth, for each Litronic Product (as defined below), the following: (i) a list of all material contracts and agreements (including without limitation all material development, trademark license, technology license, distribution or other agreements) relating to the Litronic Product (provided, however, that with respect to distribution agreements, clause
        (iv) shall apply); (ii) whether the Litronic Product has been developed internally (i.e., substantially entirely by employees of Litronic or any of the Litronic Subsidiaries) or externally (i.e., including substantive contributions by one or more independent contractors to Litronic or any of the Litronic Subsidiaries) and, if externally, the Litronic Disclosure Schedule sets forth the identity of the significant independent contractors and a list of the material agreements with those independent contractors; (iii) the material advances paid or payable, and the material royalties payable, to any third parties with respect to that Litronic Product; and (iv) a copy of Litronic's standard distribution agreement used with respect to that Litronic Product together with a description of the territories in which Litronic or any of the Litronic Subsidiaries have granted distribution rights with respect to that Litronic Product.

               (b) The Litronic Disclosure Schedule sets forth, for each Litronic Product Under Development, the following (as of the date of this Agreement): (i) the currently scheduled public availability date without regard to the Merger (which dates Litronic believes to be reasonable); (ii) a schedule of development milestone events and any material related payments, including both milestones already achieved in the past six months and those scheduled for the future; and (iii) whether any significant development milestone for the Litronic Product has been missed in the past six months by more than 30 days.

               (c) For purposes of this Section 4.23, "Litronic Developed Products" means products developed, sold, published and/or distributed by Litronic or any Litronic Subsidiaries. "Litronic Products Under Development" means products under development or consideration by Litronic or any Litronic Subsidiaries with a scheduled ship date on or prior to December 31, 2001. "Litronic Products" includes both Litronic Developed Products and Litronic Products Under Development.

        4.24 ACCOUNTS RECEIVABLE. The accounts receivable shown on the Litronic Balance Sheet as of the Litronic Balance Sheet Date, or thereafter acquired prior to the date hereof, have been or are (as the case may be) collectible within 120 days from the Closing Date (or, if later,


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

when due) in amounts not materially less than the aggregate amounts thereof carried on the books of Litronic reduced by the reserves for discounts and bad debts taken on the Litronic Balance Sheet.

        4.25 PERSONAL PROPERTY. Other than the Litronic IP Rights (which are the subject of Section 4.15), Litronic and each of the Litronic Subsidiaries has good title, free and clear of all title defects, objections and liens, including without limitation, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest-retaining arrangements (other than liens for taxes not yet delinquent and liens, objections, encumbrances and title defects which are not material in character, amount or extent and which do not materially interfere with the use of the asset subject thereto or affected thereby), to all of its machinery, equipment, furniture, inventory and other personal property. All tangible personal property used in and material to the business of Litronic and any of the Litronic Subsidiaries is in good operating condition (ordinary wear and tear excepted). All of the leases to personal property utilized in the business of Litronic and each of the Litronic Subsidiaries are valid and enforceable against Litronic or the particular Litronic Subsidiary (except as enforceability may be subject to bankruptcy, insolvency, reorganization or other laws affecting or relating to enforcement of creditors' rights generally and by general equitable principles, regardless of whether considered at law or in equity) and neither Litronic nor any of the Litronic Subsidiaries is in material default thereunder, except in each case where the unenforceability or default would not have a Material Adverse Effect with respect to Litronic and, to the knowledge of Litronic, none of the other parties thereto is in material default thereof.

        4.26 REAL PROPERTY. Neither Litronic nor any of the Litronic Subsidiaries owns any real property. The Litronic Disclosure Schedule contains a list of all leases for real property to which Litronic or any of the Litronic Subsidiaries is a party, the square footage leased with respect to each lease and the expiration date of each lease. These leases are valid and enforceable obligations of Litronic or the particular Litronic Subsidiary (except as enforceability may be subject to bankruptcy, insolvency, reorganization or other laws affecting or relating to enforcement of creditors' rights generally and by general equitable principles, regardless of whether considered at law or in equity) and neither Litronic or any of the Litronic Subsidiaries is in material default of any material provision thereof. To the knowledge of Litronic, the real property leased or occupied by Litronic or any of the Litronic Subsidiaries, the improvements located thereon, and the furniture, fixtures and equipment relating thereto (including plumbing, heating, air conditioning and electrical systems), conform to any and all applicable health, fire, safety, zoning, land use and building laws, ordinances and regulations except where the failure to so conform would not reasonably be expected to have a Material Adverse Effect on Litronic. There are no outstanding contracts made by Litronic or any of the Litronic Subsidiaries for any improvements made to the real property leased or occupied by Litronic or any of the Litronic Subsidiaries that have material amounts remaining unpaid thereunder.

        4.27 INSURANCE. Litronic maintains and at all times since its inception has maintained fire and casualty and general liability insurance that Litronic believes or believed at that time to be reasonably prudent for the business of Litronic and the Litronic Subsidiaries as conducted at that time. The Litronic Disclosure Schedule contains a complete and correct list and summary description of all insurance policies maintained by Litronic. Litronic has delivered or made available to BIZ complete and correct certificates of insurance setting forth the summary terms of the insurance policies. These policies are in full force and effect in all material respects, and all premiums due thereon have been paid, except for such failure of payment that would not have a Material Adverse Effect on Litronic. Litronic has complied in all material respects with the terms and provisions of the policies. The Litronic Disclosure Schedule summarizes all material claims made by Litronic under any policy of insurance since Litronic's inception.

5.      BIZ COVENANTS.

        BIZ further covenants and agrees as follows:

        5.1 NOTIFICATION OF CHANGES. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, BIZ will promptly notify Litronic in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of BIZ contained in this Agreement, if made on or as of the date of the event or the Closing Date, untrue or inaccurate in any material respect, (b) of any Material Adverse Effect with respect to BIZ or BCP and (c) of any breach by BIZ of any covenant or agreement contained in this Agreement, and in each case listed in clauses (a), (b) and (c) of this Section 5.1, such inaccuracy, breach or Material Adverse Effect would result in either the condition set forth in Section 10.1 or the condition set forth in Section 10.2 not being satisfied at the Closing. BIZ shall deliver to Litronic as soon as practicable after the end of each monthly accounting period ending after the date of this Agreement and before the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, an unaudited consolidated balance sheet, statement of operations and statement of cash flows for BIZ, which financial statements shall be prepared in the ordinary course of business, in accordance with BIZ's books and records and GAAP and shall fairly present the consolidated financial position of BIZ as of their respective dates and the results of BIZ's operations for the periods then ended.

        5.2 MAINTENANCE OF BUSINESS. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, BIZ will use commercially reasonable efforts to carry on and preserve its business and its relationships with customers, suppliers, employees and others in substantially the same manner as it has prior to the date hereof. If BIZ becomes aware of any material deterioration in its relationship with any material customer, material supplier or key employee, it will promptly bring that information to the attention of Litronic.

        5.3 CONDUCT OF BUSINESS. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, BIZ will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not, and will not permit BCP to, without the prior written consent of Litronic, except with respect to a repurchase of Series A Preferred Stock from the holder thereof:

               (a) borrow any money except for amounts that would not, in the aggregate, have a Material Adverse Effect on the financial condition of BIZ;

               (b) enter into any material transaction not in the ordinary course of its business;

               (c) encumber or permit to be encumbered any of its assets except in the ordinary course of its business;

               (d) dispose of any of its assets except in the ordinary course of business consistent with past practice;

               (e) enter into any material lease or contract for the purchase or sale or license of any property, real or personal, except in the ordinary course of business;

               (f) fail to maintain its equipment and other assets in good working condition and repair in all material respects to the standards it has maintained to the date of this Agreement, subject only to ordinary wear and tear;

               (g) pay (or make any oral or written commitments or representations to pay) any bonus, increased salary or special remuneration to any officer, employee or consultant (except for normal salary increases consistent with past practice not to exceed 10% per year) or enter into or vary the terms of any employment, consulting or severance agreement with any person, pay any severance or termination pay (other than payments made in accordance with plans or agreements existing on the date hereof), grant any stock option or issue any restricted stock, or enter into or modify any agreement or plan of the type described in Section 3.9, provided that BIZ shall be entitled to pay annual bonuses or to make changes to compensation (i) in the ordinary course of business consistent with past practice or (ii) with prior written notice to Litronic if the changes are required, in the good faith judgment of BIZ and after consultation with Litronic, to retain its key employees following the Closing;

               (h) change accounting methods (except as disclosed in the financial statements listed in Section 3.4);

               (i) declare, set aside or pay any cash or stock dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any of its capital stock (other than pursuant to arrangements with terminated employees or consultants in the ordinary course of business consistent with BIZ's past practice);

               (j) amend or terminate any material contract, agreement or license to which it is a party and except those amended or terminated in the ordinary course of its business, or which are not material in amount or effect;

               (k) lend any amount to any person or entity, other than (i) advances for travel and expenses which are incurred in the ordinary course of business consistent with past practice, not material in amount and documented by receipts for the claimed amounts, or (ii) any loans pursuant to any BIZ 401(a) Plan;

               (l) guarantee or act as a surety for any obligation, except for obligations in amounts that are not material;

               (m) waive or release any material right or material claim except for the waiver or release of non-material claims in the ordinary course of business, consistent with past


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        practice or the waiver or release of rights or claims set forth in the
        BIZ Disclosure Schedule;

               (n) issue or sell any shares of its capital stock of any class (except upon the exercise of options or convertible securities currently outstanding or permitted to be granted or sold in accordance with this Section), or any other of its securities, or issue or create any warrants, obligations, subscriptions, options, convertible securities or other commitments to issue shares of capital stock, or accelerate the vesting of any outstanding option or other security (except as required pursuant to the terms thereof);

               (o) split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of its capital stock of any class or affecting any other of its securities;

               (p) merge, consolidate or reorganize with, or acquire any entity;

               (q)    amend its certificate of incorporation or bylaws;

               (r) license any BIZ IP Rights except in the ordinary course of business consistent with past practice;

               (s)    agree to any audit assessment by any tax authority;

               (t)    change materially any insurance coverage; or

               (u) agree to do, or enter into negotiations with respect to, any of the things described in the preceding clauses in this Section 5.3.

        5.4 STOCKHOLDER APPROVAL. BIZ shall obtain BIZ Stockholders' approval of this Agreement, the Merger Agreement, the Merger and related matters by written consent of the BIZ Stockholders in accordance with applicable law. Approval will be recommended by BIZ's Board of Directors and management, and such recommendation will not be withdrawn or modified adversely. BIZ shall take all lawful action to solicit such approval of its stockholders and shall use its best efforts to obtain the approval of its stockholders.

        5.5 PROXY STATEMENT. BIZ will promptly provide all information relating to its business or operations necessary for inclusion in the Proxy Statement to satisfy all requirements of applicable laws. BIZ shall be solely responsible for any statement, information or omission in the Proxy Statement relating to it or its affiliates based upon written information furnished by it. BIZ will not provide or publish to its stockholders any material concerning it or its affiliates that constitutes a prospectus within the meaning of the Securities Act.

        5.6 REGULATORY APPROVALS. BIZ will promptly execute and file, or join in the execution and filing of, any application or other document that may be necessary in order to obtain the authorization, approval or consent of any governmental body, federal, state, local or foreign, which may be required, or which Litronic may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. BIZ will use its best efforts to obtain promptly all such authorizations, approvals and consents.


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        5.7    NECESSARY CONSENTS. During the term of this Agreement, BIZ will use its best efforts to obtain such written consents and take such other actions as may be necessary or appropriate in addition to those set forth in Section 5.6 to allow the consummation of the transactions contemplated hereby.

        5.8 ACCESS TO INFORMATION. BIZ will allow Litronic and its agents reasonable access to the files, books, records and offices of BIZ and BCP, including, without limitation, any and all information relating to BIZ's taxes, commitments, contracts, leases, licenses and real, personal and intangible property and financial condition. BIZ will cause its accountants to cooperate with Litronic and its agents in making available to Litronic all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all tax returns and financial statements prepared or audited by the accountants.

        5.9 SATISFACTION OF CONDITIONS PRECEDENT. During the term of this Agreement, BIZ will use its best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Sections 10 and 11, and BIZ will use its best efforts to cause the Merger and the other transactions contemplated by this Agreement to be consummated.

        5.10 CONFIDENTIALITY. All information concerning Litronic or the Litronic Subsidiaries received by BIZ (other than that information which is a matter of public knowledge or which has been published for public distribution or filed as public information with any governmental authority) shall not at any time, except in connection with this Agreement and the transactions contemplated hereby, be used for BIZ's advantage or disclosed by BIZ to any third person without the prior written consent of Litronic. BIZ may disclose that information on a confidential basis to its affiliates, employees, officers, agents, auditors, investment bankers, consultants, counsel, directors, present and prospective lenders, and state and federal regulatory agencies and, to the extent provided elsewhere in this Agreement, may disclose such information in press releases and like disclosures, filings with the SEC or other governmental or self-regulatory agencies or as otherwise required by law. This covenant shall expire at the Effective Time; provided, however, that if the Closing does not occur, it shall expire three years after the date of this Agreement.

        6.     LITRONIC COVENANTS.

        Litronic further covenants and agrees as follows:

        6.1 STOCKHOLDER APPROVAL. Litronic will call the Litronic Stockholders Meeting to be held within 45 days after either (a) having been informed by the SEC that all comments on the Proxy Statement have been satisfactorily resolved or (b) the time for SEC comments on the Proxy Statement has expired, to submit this Agreement, the Merger and related matters for the consideration and approval of the stockholders of Litronic. Litronic's Board of Directors and management will recommend such approval, such recommendation will be included in the Proxy Statement and will not be withdrawn or modified adversely, Litronic shall take all lawful action to solicit such approval, and Litronic shall use its best efforts to obtain such approval of its stockholders. The meeting will be called, held and conducted, and any proxies will be solicited, in compliance with applicable law.


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

        6.2 PROXY STATEMENT. Litronic will prepare and file with the SEC, will use its best efforts to have cleared by the SEC, and will thereafter mail to its stockholders as promptly as practicable, for the purpose of considering and voting upon the Merger at the Litronic Stockholders Meeting, the Proxy Statement. Litronic will promptly provide all information relating to its business or operations necessary for inclusion in the Proxy Statement to satisfy all requirements of applicable laws. Litronic shall be solely responsible for any statement, information or omission in the Proxy Statement relating to it or its affiliates other than information furnished by BIZ and BIZ's affiliates. Litronic will not provide or publish to its stockholders any material concerning it or its affiliates that violate the Exchange Act with respect to the transactions contemplated hereby. Litronic shall provide BIZ a copy of the Proxy Statement for review prior to filing the Proxy Statement with the SEC and shall notify BIZ of its intention to mail the Proxy Statement at least five (5) days prior to the mailing of the Proxy Statement.

        6.3 REGULATORY APPROVALS. Litronic will promptly execute and file or cause to be filed, or join in the execution and filing of, any application or other document that may be necessary in order to obtain the authorization, approval or consent of any governmental body, (federal, state, local or foreign) which may be required, or which BIZ may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. Litronic will use its best efforts to obtain promptly all such authorizations, approvals and consents. Without limiting the generality of the foregoing, Litronic shall take such steps as may be necessary to comply with the securities and "Blue Sky" laws of all jurisdictions which are applicable to the issuance of shares of Litronic Common Stock in the Merger and pursuant to Assumed Options and Assumed Warrants as provided herein.

        6.4 NECESSARY CONSENTS. During the term of this Agreement, Litronic will use its best efforts to obtain such written consents and take such other actions as may be necessary or appropriate in addition to those set forth in
Section 6.3 to allow the consummation of the transactions contemplated hereby.

        6.5 SATISFACTION OF CONDITIONS PRECEDENT. During the term of this Agreement, Litronic will use its best efforts to satisfy or cause to be satisfied all the conditions precedent that are set forth in Sections 9 and 11, and Litronic will use its best efforts to cause the Merger and the other transactions contemplated by this Agreement to be consummated.

        6.6 CONFIDENTIALITY. All information concerning BIZ or BCP received by Litronic (other than that information which is a matter of public knowledge or which has been published for public distribution or filed as public information with any governmental authority) shall not at any time, except in connection with this Agreement and the transactions contemplated hereby, be used for Litronic's advantage or disclosed by Litronic to any third person without the prior written consent of BIZ. Litronic may disclose that information on a confidential basis to its affiliates, employees, officers, agents, auditors, investment bankers, consultants, counsel, directors, present and prospective lenders, and state and federal regulatory agencies and, to the extent provided elsewhere in this Agreement, may disclose such information in press releases and like disclosures, filings with the SEC or other governmental or self-regulatory agencies or as otherwise required by law. This covenant shall expire at the Effective Time; provided, however, that if the Closing does not occur, it shall expire three years after the date of this Agreement.


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

        6.7 ACCESS TO INFORMATION. Litronic will allow BIZ and its agents reasonable access to the files, books, records and offices of Litronic and each Litronic Subsidiary, including, without limitation, any and all information relating to Litronic's taxes, commitments, contracts, leases, licenses and real, personal and intangible property and financial condition. Litronic will cause its accountants to cooperate with BIZ and its agents in making available to BIZ all financial information reasonably requested, including, without limitation, the right to examine all working papers pertaining to all tax returns and financial statements prepared or audited by the accountants.

        6.8 NOTIFICATION OF CHANGES. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Litronic will promptly notify BIZ in writing (a) of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of Litronic contained in this Agreement, if made on or as of the date of the event or the Closing Date, untrue or inaccurate in any material respect, (b) of any Material Adverse Effect with respect to Litronic or the Litronic Subsidiaries and (c) of any breach by Litronic of any covenant or agreement contained in this Agreement, and in each case listed in clauses (a), (b) and (c) of this Section 6.8, such inaccuracy, breach or Material Adverse Effect would result in either the condition set forth in Section 9.1 or the condition set forth in Section 9.2 not being satisfied at the Closing. Litronic shall deliver to BIZ as soon as practicable after the end of each monthly accounting period ending after the date of this Agreement and before the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, an unaudited consolidated balance sheet, statement of operations and statement of cash flows for Litronic, which financial statements shall be prepared in the ordinary course of business, in accordance with Litronic's books and records and GAAP and shall fairly present the consolidated financial position of Litronic as of their respective dates and the results of Litronic's operations for the periods then ended.

        6.9 MAINTENANCE OF BUSINESS. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Litronic will use its commercially reasonable efforts to carry on and preserve its business and relationships with customers, supplies, employees and others in substantially the same manner as it has prior to the date hereof. If Litronic becomes aware of any material deterioration in its relationship with any material customer, material supplier or key employee, it will promptly bring that information to the attention of BIZ.

        6.10 CURRENT NASDAQ QUOTATION. Litronic shall use its best efforts to continue the quotation of Litronic Common Stock on the Nasdaq National Market through and including the Effective Time and to take all actions necessary to provide for the listing on the Nasdaq National Market, at or prior to the Closing, of the shares of Litronic Common Stock issuable pursuant to the Merger and upon exercise of all Assumed Options and Assumed Warrants.

        6.11 OTHER COVENANTS. During the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Litronic will continue to conduct its business and maintain its business relationships in the ordinary and usual course, and will not, and will not permit any of the Litronic Subsidiaries to,


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

without the prior written consent of BIZ, except with the respect to a disposition of its Pulsar Data Systems, Inc. subsidiary:

               (a) borrow any money except for amounts that would not, in the aggregate, have a Material Adverse Effect on the financial condition of Litronic;

               (b) enter into any material transactions not in the ordinary course of business;

               (c) dispose of any of its assets (including without limitation by way of spin-off or other distribution) except in the ordinary course of business consistent with past practice;

               (d) encumber or permit to be encumbered any of its assets except in the ordinary course of its business;

               (e) enter into any material lease or contract for the purchase or sale or license of any property, real or personal, except in the ordinary course of business;

               (f) fail to maintain its equipment and other assets in good working condition and repair in all material respects to the standards it has maintained to the date of this Agreement, subject only to ordinary wear and tear;

               (g) pay (or make any oral or written commitments or representations to pay) any bonus, increased salary or special remuneration to any officer, employee or consultant (except for normal salary increases consistent with past practice not to exceed 10% per year) or enter into or vary the terms of any employment, consulting or severance agreement with any person, pay any severance or termination pay (other than payments made in accordance with plans or agreements existing on the date hereof, grant any stock option or issue any restricted stock, or enter into or modify any agreement or plan of the type described in Section 4.18, provided that Litronic shall be entitled to pay annual bonuses or to make changes to compensation (i) in the ordinary course of business consistent with past practice or (ii) with prior written notice to BIZ if the changes are required, in the good faith judgment of Litronic and after consultation with BIZ, to retain its key employees following the Closing;

               (h) change accounting methods (except as disclosed in the financial statements listed in Section 4.4);

               (i) amend or terminate any material contract, agreement or license to which it is a party and except those amended or terminated in the ordinary course of its business, or which are not material in amount or effect;

               (j) lend any amount to any person or entity, other than (i) advances for travel and expenses which are incurred in the ordinary course of business consistent with past practices, not material in amount and documented by receipt for the claimed amounts, or (ii) any loan pursuant to any Litronic 401(a) Plan;

               (k) guarantee or act as surety for any obligation, except for obligations in amounts that are not material;

               (l) waive or release any material right or material claim except for the waiver or release of non-material claims in the ordinary course of business consistent with past practice or the waiver or release of rights or claims set forth in the Litronic Disclosure Schedule;

               (m) declare, set aside or pay any cash or stock dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any of its capital stock (other than pursuant to arrangements with terminated employees or consultants in the ordinary course of business consistent with Litronic's past practice);

               (n) issue or sell any shares of its capital stock of any class (except upon the exercise of options currently outstanding), or any other of its securities, or issue or create any warrants, obligations, subscriptions, options, convertible securities or other commitments to issue shares of capital stock, or accelerate the vesting of any outstanding option, warrant or other security;

               (o) split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization or agreement affecting the number or rights of outstanding shares of its capital stock, of any class or affecting any other of its securities;

               (p) merge, consolidate or reorganize with, or acquire any entity;

               (q) amend its certificate of incorporation (or, in the case of subsidiaries, articles of incorporation or similar charter documents) or bylaws;

               (r) license any Litronic IP Rights except in the ordinary course of business consistent with past practice;

               (s)    agree to any audit assessment by any tax authority;

               (t)    change materially any insurance coverage; or

               (u) agree to do, or enter into negotiations with respect to, any of the things described in the preceding clauses in this Section 6.11.

        6.12 RESERVATION OF SHARES. Litronic shall reserve for issuance the maximum number of shares of Litronic Common Stock issuable upon exercise of all Assumed Options and Assumed Warrants.

7.      ADDITIONAL AGREEMENTS.

        7.1 EMPLOYEE MATTERS. Promptly following the Merger, employees of BIZ, at the option of Litronic, will either (i) become eligible to Litronic's standard employee benefit plans on an equivalent basis with other similarly situated employees of Litronic and will receive full credit pursuant to those plans for years of service at BIZ; or (ii) participate in such employee


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benefit plans to be established or maintained by BIZ and/or Litronic for the benefit of BIZ employees, with full credit pursuant to such plan for years of service at BIZ, or (iii) any combination of options (i) and (ii). Litronic agrees to recognize all vacation time accrued through the Effective Time under BIZ's vacation policy as of the Effective Time.

        7.2 APPOINTMENT OF OFFICERS. Litronic's Board of Directors shall appoint Marvin Winkler as Co-Chairman and Chief Executive Officer, Rob Gorman as President of the Global Marketing division, Thomas Schiff as Executive Vice President and Chief Financial Officer and Kris Shah as Co-Chairman and President of the Software and Embedded Systems division of Litronic, effective as of the Effective Time. It is anticipated that within ten days after the Effective Time, these individuals (other than Kris Shah) will file with the SEC and Nasdaq Initial Statements of Beneficial Ownership on Form 3.

        7.3 VOTING AGREEMENT. Simultaneously with the execution of this Agreement, Kris Shah and certain of his affiliates and family members, Marvin Winkler and certain of his affiliates, and Wave Systems Corp. shall execute a Voting Agreement in the form of Exhibit 7.3.

        7.4    INDEMNIFICATION OF OFFICERS, DIRECTORS, ETC.

               (a) From and after the Effective Time, Litronic shall, to the fullest extent permitted under applicable law, indemnify and hold harmless, each present and former director and officer of BIZ ("Indemnified Executives") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the transactions contemplated by this Agreement or any other matter arising out of or attributable to the Indemnified Executive's status as a director, officer, employee or agent of BIZ or BCP, whether or not the matter was existing prior to the Effective Time. In the event of any claim, action, suit, proceeding or investigation as to which this paragraph 7.4(a) applies (whether arising before or after the Effective
        Time), (i) any counsel retained by the Indemnified Executives to defend them with respect to any such claim, action, suit, proceeding or investigation for any period after the Effective Time shall be reasonably satisfactory to Litronic, (ii) after the Effective Time, Litronic shall pay the reasonable fees and expenses of that counsel, promptly after statements therefor are received and (iii) Litronic will cooperate in the defense of any such matter; provided, however, that Litronic shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Executives as a group may retain only one law firm to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict or potential conflict between the positions of any two or more Indemnified Executives.

               (b) For a period of three (3) years after the Effective Time, Litronic shall maintain in effect directors and officers liability insurance covering the executive officers and directors of BIZ on the date hereof on terms at least as favorable as those currently applicable to the current directors and officers of Litronic.

               (c) Without limiting any other obligation herein, after the Effective Time, Litronic will fulfill and honor (and will cause Surviving Corporation to fulfill and honor) in all respects the obligations of BIZ pursuant to indemnification agreements with, and indemnification provisions (including provisions relating to advancement of expenses) of the certificate of incorporation and bylaws of BIZ with respect to, BIZ's officers, directors and key employees as those agreements and provisions are in existence at the Effective Time.

               (d) If Litronic or any of its successors or assigns (i) consolidates with or merges into any other corporation or entity and is not the continuing or surviving corporation or entity of the consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provisions shall be made so that the successors and assigns of Litronic shall assume all of the obligations set forth in this Section 7.4. Litronic shall bear and pay, and shall reimburse the Indemnified Executives for, all costs and expenses, including attorneys' fees, that may be incurred by the Indemnified Executives in seeking to enforce their rights against Litronic and the Surviving Corporation under this Section 7.4. The provisions of this Section 7.4 are intended to be for the benefit or, and shall be enforceable by, each of the Indemnified Executives, their heirs and their representatives, and shall survive the Effective Time.

        7.5 TAX MATTERS. Litronic and BIZ will deliver tax representation letters substantially in the form of Exhibit 7.5 dated as of the Closing Date, to each other. Neither Litronic, BIZ, BCP nor any direct or indirect Litronic Subsidiary shall take any action or agree to take any action that would jeopardize the treatment of the Merger as a reorganization within the meaning of
Section 368(a) of the Code. Litronic shall cause BIZ to, and BIZ shall, continue the significant historic business line of BIZ, or use at least a significant portion of the historic business assets of BIZ in a business, in each case within the meaning of Treasury Regulations Section 1.368-1(d).

        7.6 NO ADDITIONAL ISSUANCES. Between the date hereof and the Closing, neither Litronic nor BIZ shall issue any common stock (except in connection with the exercise of options or warrants outstanding on the date hereof), preferred stock, options, warrants, convertible debt or other securities without the prior written consent of the other.

        7.7 REPORTS UNDER 1934 ACT. With a view to making available to the stockholders of BIZ who acquire shares of Litronic Common Stock in the Merger ("Holders") the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Litronic to the public without registration, Litronic agrees to use its best efforts to:

               (a) Make and keep public information available as those terms are understood and defined in Rule 144:

               (b) File with the SEC in a timely manner all reports and other documents required of Litronic under the Securities Act and the 1934 Act; and

               (c) Furnish to any Holder so long as such Holder owns any of the shares of Litronic Common Stock it received in the Merger upon request (i) a written statement by Litronic that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of Litronic, and (iii) such other reports and documents so filed by Litronic as may be reasonably requested in availing any Holder or any rule or regulation of the SEC permitting the selling of any such securities without registration.

        7.8    NON-SOLICITATION.

               (a) Neither BIZ nor Litronic will, nor will it authorize or permit any officer, director, employee, consultant or contractor of or any investment banker, attorney, accountant or other advisor or representative of, either party to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal (as hereinafter defined) or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information in respect of, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal. Notwithstanding the foregoing, in the event that either BIZ or Litronic, as the case may be, receives an unsolicited Acquisition Proposal, it shall be entitled to negotiate with the third party making such proposal and to provide information to such third party if the Board of Directors' of either BIZ or Litronic, as the case may be, fiduciary duty to its respective stockholders requires that either BIZ or Litronic, as the case may be, conduct such negotiations and provide such material in order to make its recommendation to its respective stockholders regarding the approval or disapproval of the Merger. Each BIZ or Litronic, as the case may be, shall notify the other party of any Acquisition Proposal (including the material terms and conditions thereof and the identity of the person making it) as promptly as practicable after its receipt thereof, and shall provide the other party with a copy of any written Acquisition Proposal or amendments or supplements thereto, and shall thereafter inform the other party on a prompt basis of the status of any discussions or negotiations with such a third party, and any material changes to the terms and conditions of such Acquisition Proposal, and shall promptly give the other party a copy of any information delivered to such person which has not previously been reviewed by the other party. Immediately after the execution and delivery of this Agreement, each of BIZ and Litronic will, and will use its reasonable best efforts to cause its affiliates, and their respective officers, directors, employees, consultants, contractors, investment bankers, attorneys, accountants and other agents and representatives to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore in respect of any possible Acquisition Proposal. Each of BIZ and Litronic shall take all necessary steps to promptly inform the individuals or entities referred to in the first sentence of this Section 7.8 of the obligations undertaken in this Section 7.8. "Acquisition Proposal" means an inquiry, offer or proposal regarding any of the following (other than the transactions contemplated by this Agreement) involving either BIZ or Litronic, as the case may be: (v) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction; (w) any sale of shares of capital stock of either BIZ or Litronic, as the case may be, (x) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the


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

        assets of either BIZ or Litronic, as the case may be, in a single transaction or series of related transactions; (y) any tender offer or exchange offer for 20% or more of the outstanding capital stock of or the filing of a registration statement under the Securities Act in connection therewith; or (z) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

               (b) Each of BIZ's and Litronic's Board of Directors will not withdraw or modify, or propose to withdraw or modify, in a manner adverse to the other party, its approval or recommendation of this Agreement or the Merger unless either BIZ's or Litronic's Board of Directors, as applicable, after consultation with independent legal counsel, determines in good faith that such action is necessary to avoid a breach by either BIZ's or Litronic's Board of Directors, as the case may be, of its fiduciary duties to its respective stockholders under applicable law. Nothing contained in this Section 7.8(b) shall prohibit either BIZ or Litronic, as the case may be, from making any disclosure to its stockholders which, in the good faith reasonable judgment of either BIZ's and Litronic's Board of Directors, as the case may be; after consultation with independent legal counsel, is required under applicable law; provided that except as otherwise permitted in this
        Section 7.8(b), each of BIZ and Litronic may not withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or approve or recommend, or propose to approve or recommend, an Acquisition Proposal. Notwithstanding anything contained in this Agreement to the contrary, any action by each of BIZ's and Litronic's Board of Directors permitted by, and taken into accordance with, this
        Section 7.8(b) shall not constitute a breach of this Agreement by either BIZ or Litronic, as the case may be. Nothing in this Section 7.8(b) shall (i) permit either BIZ or Litronic, as the case may be, to terminate this Agreement (except as provided in Section 12) or (ii) affect any other obligations of either BIZ or Litronic, as the case may be, under this Agreement.

8.      CLOSING.

        Subject to the termination of this Agreement as provided in Section 12, the Closing of the transactions contemplated by this Agreement will take place at the offices of R&T, 611 Anton Blvd., Suite 1400, Costa Mesa, California 92626 on the Closing Date, unless another place, time and date is selected by BIZ and Litronic. Concurrently with the Closing, the Merger Agreement will be filed in the Office of the Secretary of State of the State of Delaware.

9.      CONDITIONS PRECEDENT TO OBLIGATIONS OF BIZ.

        The obligations of BIZ hereunder are subject to the fulfillment or satisfaction on or before the Closing of each of the following conditions (any one or more of which may be waived by BIZ, but only in a writing signed by BIZ):

        9.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Litronic set forth in Section 4 (as qualified by the Litronic Disclosure Schedule, as updated) shall be true and accurate in all material respects on and as of the Closing Date (except for changes contemplated by this Agreement and except for representations which address matters only as of a specific date (which shall be true as of that specific date)) with the same


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

force and effect as if they had been made at the Closing except to the extent the failure of the representations and warranties to be true and accurate in such respects has not had and could not reasonably be expected to have a Material Adverse Effect on Litronic, and BIZ shall have received a certificate to that effect executed by Litronic's Chief Executive Officer and Chief Financial Officer.

        9.2 COVENANTS. Litronic shall have performed and complied in all material respects with all of its covenants required to be performed by it under this Agreement and the Merger Agreement on or before the Closing, and BIZ shall have received a certificate to that effect signed by Litronic's Chief Executive Officer and Chief Financial Officer.

        9.3 ABSENCE OF MATERIAL ADVERSE CHANGE. There shall not have been any material adverse change in the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of Litronic and the Litronic Subsidiaries, taken as a whole, other than any change that shall result from general economic conditions, or conditions generally affecting the engineering software market, and BIZ shall have received a certificate to that effect executed by Litronic's Chief Executive Officer and Chief Financial Officer.

        9.4 COMPLIANCE WITH LAW. There shall be no order, decree or ruling of any governmental agency or written threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which would prohibit or render illegal the transactions contemplated by this Agreement.

        9.5 CORPORATE OPINION. BIZ shall have received the opinion of R&T, based upon reasonably requested certifications as to factual matters and dated the Closing Date, regarding the status, authority and capitalization of Litronic, the authorization of this Agreement and the transactions contemplated hereby by Litronic, and the binding effect of this Agreement on Litronic. The opinion shall be substantially similar to the opinion rendered by GCW&F with respect to BIZ as to the foregoing. Such opinion shall also confirm the validity of the shares issuable in the Merger and upon exercise of the Assumed Options and Assumed Warrants and shall be reasonably satisfactory to GCW&F.

        9.6 CONSENTS. BIZ shall have been furnished with evidence satisfactory to it that Litronic has obtained the Governmental Consents and other third party consents set forth in the Litronic Disclosure Schedule pursuant to Section 4.3.3.

10.     CONDITIONS PRECEDENT TO OBLIGATIONS OF LITRONIC.

        The obligations of Litronic hereunder are subject to the fulfillment or satisfaction on or before the Closing, of each of the following conditions (any one or more of which may be waived by Litronic, but only in a writing signed by Litronic).

        10.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of BIZ set forth in Section 3 (as qualified by the BIZ Disclosure Schedule, as updated) shall be true and accurate in all material respects on and as of the Closing Date (except for changes contemplated by this Agreement and except for representations which address matters only as of a specific date (which shall be true as of that specific date)) with the same force and effect as if they had been made at the Closing except to the extent the failure of the representations and warranties to be true and accurate in such respects has not had and could not reasonably be expected to have a Material Adverse Effect on BIZ, and Litronic shall receive a certificate to that effect executed by BIZ's Chief Executive Officer and Chief Financial Officer.

        10.2 COVENANTS. BIZ shall have performed and complied in all material respects with all of its covenants required to be performed by it under this Agreement and the Merger Agreement on or before the Closing, and Litronic shall receive a certificate to that effect signed by BIZ's Chief Executive Officer and Chief Financial Officer.

        10.3 ABSENCE OF MATERIAL ADVERSE CHANGE. There shall not have been any material adverse change in the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of BIZ, other than any change that shall result from general economic conditions, or conditions generally affecting the engineering software market, and Litronic shall receive a certificate to that effect executed by BIZ's Chief Executive Officer and Chief Financial Officer.

        10.4 COMPLIANCE WITH LAW. There shall be no order, decree or ruling by any governmental agency or written threat thereof, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which would prohibit or render illegal the transactions contemplated by this Agreement.

        10.5 CONSENTS. Litronic shall have been furnished with evidence satisfactory to it that BIZ has obtained the Governmental Consents and other third party consents set forth in the BIZ Disclosure Schedule pursuant to
Section 3.3.3.

        10.6 CORPORATE OPINION. Litronic shall have received the opinion of GCW&F based upon reasonably requested certifications as to factual matters and dated the Closing Date regarding the status and authority of BIZ, the authorization of this Agreement and the transactions contemplated hereby by BIZ, and the binding effect of this Agreement on BIZ. The opinion shall be reasonably satisfactory to R&T, and shall be substantially similar to the opinion rendered by R&T with respect to Litronic.

        10.7 FAIRNESS OPINION. Litronic shall have received a "bring down" of the fairness opinion addressed to its Board of Directors referred to in Section 4.12, making that opinion effective as of the Closing Date.

        10.8 TERMINATION OF STOCKHOLDERS AGREEMENT. The Amended and Restated Stockholders Agreement dated as of December 6, 2000 among BIZ and certain of its stockholders shall have terminated and ceased to be of any further force and effect.

        10.9 REPURCHASE OF SERIES A SHARES. BIZ shall have completed the repurchase of all outstanding shares of BIZ Series A Preferred (it being understood that BIZ's promissory note in the principal amount of $500,000, representing a portion of the repurchase price, may still be outstanding on the Closing Date).

11.     CONDITIONS PRECEDENT TO OBLIGATIONS OF LITRONIC AND BIZ.

        The respective obligations of Litronic and BIZ hereunder are subject to the fulfillment or satisfaction on or before the Closing, of each of the following conditions (any one or more of which may be waived by Litronic or BIZ, but only in a writing signed by Litronic or BIZ).

        11.1 GOVERNMENT CONSENTS. There shall have been obtained on or before the Closing such consents, material permits or authorizations, and there shall have been taken such other action, as may be required to consummate the Merger by any regulatory authority having jurisdiction over the parties and the actions herein proposed to be taken, including but not limited to requirements, if any, under applicable federal and state securities laws and any third party.

        11.2 INVESTMENT REPRESENTATION STATEMENT. Litronic shall have received from each holder of BIZ Stock an Investment Representation Statement in the form of Exhibit 11.2.

        11.3 STOCKHOLDER APPROVALS. The principal terms of this Agreement and of the Merger shall have been approved by the stockholders of Litronic and of BIZ, respectively, in accordance with applicable law and their respective certificates of incorporation and bylaws.

        11.4 NO LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any Federal or state court and remain in effect, nor shall any proceeding initiated by the U.S. Government seeking any of the foregoing be pending.

        11.5 DISSENTING SHARES. Holders of shares representing more than 5% of the issued and outstanding shares of capital stock of BIZ shall not have exercised, nor shall they have any continued right to exercise, dissenters', appraisal or similar rights under applicable law with respect to their shares of BIZ Stock by virtue of the Merger.

        11.6 NASDAQ LISTING AND TRADING SYMBOL. The shares of Litronic Common Stock issuable to stockholders of BIZ pursuant to this Agreement and such other shares required hereunder to be reserved for issuance in connection with the Merger (including without limitation the maximum number of shares of Litronic Common Stock issuable pursuant to all Assumed Options and Assumed Warrants) shall have been authorized for listing on the Nasdaq National Market upon official notice of issuance, and Litronic's Nasdaq trading symbol shall have been changed to "SSPX."

        11.7 ELECTION OF LITRONIC DIRECTORS. There shall have been elected at the Litronic Stockholders Meeting, in accordance with the Voting Agreement, three directors nominated by Marvin Winkler, three directors nominated by Kris Shah, and one director nominated jointly by Marvin Winkler and Kris Shah, and the Litronic Board of Directors shall consist of seven directors.

12.     TERMINATION OF AGREEMENT.

        12.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger by the stockholders of Litronic and of BIZ, respectively:

               (a)    by written agreement of BIZ and Litronic;

               (b) by BIZ, if there has been a breach by Litronic of any of its representations, warranties, covenants or agreements set forth in this Agreement and as a result of such breach the conditions set forth in Section 9.1 or 9.2 would not be satisfied as of the time of such breach; provided that if such breach is curable by Litronic through the exercise of reasonable efforts within 45 days after the time of such breach or the time such representation shall have become inaccurate, then BIZ may not terminate this Agreement under this paragraph during such 45-day period so long as Litronic continues to exercise such reasonable efforts (except that no cure period shall be provided for a breach by Litronic which by its nature cannot be cured);

               (c) by Litronic, if there has been a breach by BIZ of any of its representations, warranties, covenants or agreements set forth in this Agreement and as a result of such breach the conditions set forth in Section 10.1 or 10.2 would not be satisfied as of the time of such breach; provided that if such breach is curable by BIZ through the exercise of reasonable efforts within 45 days after the time of such breach or the time such representation shall have become inaccurate, then Litronic may not terminate this Agreement under this paragraph during such 45-day period so long as BIZ continues to exercise such reasonable efforts (except that no cure period shall be provided for a breach by BIZ which by its nature cannot be cured); or

               (d)    by BIZ or Litronic, if:

                      (i) the required vote of the stockholders of BIZ or of Litronic in favor of the Merger has not been obtained;

                      (ii) if the Merger has not occurred on or before August 31, 2001 (or such later date as all parties hereto may agree in writing) other than as a result of a breach of this Agreement by the party seeking to terminate this Agreement under this paragraph; or

                      (iii) if a permanent injunction or other order by any federal or state court which would make illegal or otherwise restrain or prohibit the consummation of the Merger has been issued and has become final and nonappealable.

        12.2   DUE DILIGENCE INVESTIGATIONS.

               (a) In recognition of the fact that BIZ as of the date hereof has not completed its due diligence review of Litronic and the Litronic Subsidiaries, in addition to the other termination rights set forth in this Section 12, BIZ shall have the right, at any time after the date of this Agreement through and including the date which is the day before the mailing of the Proxy Statement, to terminate this Agreement if BIZ identifies any circumstance which, in the reasonable business judgment of the Board of Directors (including any committee thereof) of BIZ, acting in good faith and with due regard for principles of fair dealing, could materially and adversely impact the reasonably expected financial or business benefits to BIZ of the transactions contemplated by this Agreement or otherwise constitute a breach of their fiduciary duty if BIZ were to consummate the Merger under the terms set forth in this Agreement.

               (b) In recognition of the fact that Litronic as of the date hereof has not completed its due diligence review of BIZ and BCP, in addition to the other termination rights set forth in this Section 12, Litronic shall have the right, at any time after the date of this Agreement through and including the date which is the day before the mailing of the Proxy Statement, to terminate this Agreement if Litronic identifies any circumstance which, in the reasonable business judgment of the Board of Directors (including any committee thereof) of Litronic, acting in good faith and with due regard for principles of fair dealing, could materially and adversely impact the reasonably expected financial or business benefits to Litronic of the transactions contemplated by this Agreement or otherwise constitute a breach of their fiduciary duty if Litronic were to consummate the Merger under the terms set forth in this Agreement.

        12.3   NOTICE OF TERMINATION. Any termination of this Agreement under
Section 12.1 or 12.2 will be effective by the delivery of written notice of the terminating party to the other parties hereto.

        12.4 EFFECT OF TERMINATION. In the case of any termination of this Agreement as provided in this Section 12, this Agreement shall be of no further force and effect and nothing herein shall relieve any party from liability for any breach of this Agreement. In case of any termination as a result of a breach by a party or the failure of a party to satisfy Closing conditions to be satisfied by it and which are within its control, that party shall bear all of the expenses (including, without limitation, reasonable legal, accounting and other advisory fees as identified in the BIZ and Litronic Disclosure Schedules) of both BIZ and Litronic incurred in connection with the failed transaction. In all other cases of termination, each party shall be responsible for its own expenses.

13.     SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

        All representations, warranties and covenants of the parties contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the parties to this Agreement, until the earlier of the termination of this Agreement or the Closing Date, whereupon the representations, warranties and covenants of the parties will expire (except for covenants, such as those contained in Sections 5.11, 6.6, 6.12, 6.13, 7.1, and 7.4, that by their terms survive for a longer period).

14.     MISCELLANEOUS.

        14.1 GOVERNING LAW. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto, except to the extent that the Delaware General Corporation Law governs the legality and effectiveness of the Merger.

        14.2 ASSIGNMENT: BINDING UPON SUCCESSORS AND ASSIGNS. No party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        14.3 SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the interest of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purpose of the void unenforceable provision.

        14.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

        14.5 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

        14.6 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may be amended by the parties hereto at any time before or after approval of the stockholders of BIZ or of Litronic, but, after approval, no amendment will be made which by applicable law requires the further approval of the stockholders of BIZ or of Litronic without obtaining such further approval.

        14.7 EXPENSES. Except as provided in Section 12.4, each party will bear its respective expenses and legal fees incurred with respect to this Agreement, and the transactions contemplated hereby. It is understood that Litronic shall pay the SEC and Nasdaq fees and all other fees and expenses incurred in relation to the printing, filing and mailing of the Proxy Statement, other than fees and disbursements of BIZ's attorneys, accountants and financial advisors.

        14.8 ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any successful appeal).

        14.9 NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (at such other address for a party as shall be specified by like notice):

        If to BIZ to:               BIZ Interactive Zone, Inc.
                                    2030 Main Street, 12th Floor
                                    Irvine, California 92614
                                    Attention: Marvin Winkler, President
                                    Telecopier: (949) 655-4501

        With a copy to:             Gray Cary Ware & Freidenrich
                                    4365 Executive Drive, Suite 1600
                                    San Diego, California 92121
                                    Attention: Cameron J. Rains, Esq.
                                    Telecopier: (858) 677-1477

        If to Litronic to:          Litronic Inc.
                                    17861 Cartwright Road
                                    Irvine, California 92614
                                    Attention: Kris Shah, Chairman
                                    Telecopier: (949) 851-8679

        With a copy to:             Rutan & Tucker, LLP
                                    611 Anton Blvd., Suite 1400
                                    Costa Mesa, California 92626
                                    Attention: Gregg Amber, Esq.
                                    Telecopier: (714) 546-9035

        All notices and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of delivery, (b) in the case of a telecopy, when the party receiving the copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, on the third business day following such mailing.

        14.10 CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. A reference to a Section or an Exhibit will mean a Section of, or Exhibit to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

        14.11 NO JOINT VENTURE. Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party will have the power to control the activities and operations of any other. The status of the parties hereto is, and at all times will continue to be, that of independent contractors with respect to each other. No party will have any power or authority to bind or commit any other. No party will hold itself out as having any authority or relationship in contravention of this Section.

        14.12 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

        14.13 ABSENCE OF THIRD PARTY RIGHTS. No provisions of this Agreement are intended, nor will be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder or partner of any party hereto or any other person or entity unless specifically provided otherwise herein, and, except as so provided, all provisions hereof will be personal solely between the parties to this Agreement. Anything contained herein to the contrary notwithstanding, (a) the holders of BIZ Options and BIZ Warrants are intended beneficiaries of
Section 2.11, (b) the employees of BIZ are intended beneficiaries of Section 7.1; (c) the officers and directors of BIZ are intended beneficiaries of Section 7.4; and (d) the stockholders of BIZ are intended beneficiaries of Section 7.7.

        14.14 PUBLIC ANNOUNCEMENT. Upon execution of this Agreement, Litronic and BIZ promptly will issue a joint press release approved by both parties announcing the execution of this Agreement. Thereafter, Litronic or BIZ may issue such press releases, and make such other disclosure regarding the proposed Merger, as it determines (after consultation with legal counsel and after having given the other a reasonable opportunity to review and comment on the disclosure unless, under the circumstances, there is no time to do so) are required under applicable state and federal securities laws or NASD rules.

        14.15 ENTIRE AGREEMENT. This Agreement and the schedules and exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of trade inconsistent with any of the terms hereof.

        IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their duly authorized respective officers as of the date first above written.

                             LITRONIC INC., a Delaware corporation


                             By: /s/ Kris Shah
                                 -----------------------------------------------
                                 Kris Shah, Chairman and Chief Executive Officer


                             By: /s/ Roy Luna
                                 -----------------------------------------------
                                 Roy Luna, Chief Financial Officer


                             BIZ INTERACTIVE ZONE, INC.


                             By: /s/ Marvin Winkler
                                 -----------------------------------------------
                                 Marvin Winkler, President and Chief Executive Officer


                             By: /s/ Tom Schiff
                                 -----------------------------------------------
                                 Thomas Schiff, Chief Financial Officer


                             LITRONIC MERGER CORP., a Delaware corporation

                             By: /s/ Kris Shah
                                 -----------------------------------------------
                                 Kris Shah, Chairman and Chief Executive Officer


                             By: /s/ Roy Luna
                                 -----------------------------------------------
                                 Roy Luna, Chief Financial Officer

                                   EXHIBIT 2.2

                            FORM OF MERGER AGREEMENT

                                   EXHIBIT 7.3

                            FORM OF VOTING AGREEMENT

                                   EXHIBIT 7.5

                        FORM OF TAX REPRESENTATION LETTER

                                  EXHIBIT 11.2

                   FORM OF INVESTMENT REPRESENTATION STATEMENT

                             BIZ DISCLOSURE SCHEDULE

                          LITRONIC DISCLOSURE SCHEDULE

                                                                      APPENDIX B



[L.H. FRIEND, WEINRESS, FRANKSON & PRESSON, LLC LETTERHEAD]



July 2, 2001

Board of Directors
Litronic Inc.
17861 Cartwright Road
Irvine, CA  92614

Members of the Board:

We understand that Litronic Inc., a Delaware Corporation, ("Litronic" or the "Company"), Litronic Merger Corp., a Delaware Corporation and wholly owned subsidiary of Litronic ("Acquisition Sub") and BIZ Interactive Zone, Inc., a Delaware Corporation ("BIZ") propose to enter into an Agreement and Plan of Reorganization, to be dated July 3, 2001 (the "Agreement"), which provides, among other things, for the merger (the "Merger") of Acquisition Sub with and into BIZ with BIZ continuing as the surviving corporation and, in accordance with the Merger, becoming a wholly owned subsidiary of Litronic.

Pursuant to the Merger, (i) each outstanding share of common stock of BIZ, other than shares of BIZ common stock held in treasury of BIZ, held by any of BIZ's wholly owned subsidiaries or held by Litronic or any subsidiary of Litronic, or shares of BIZ common stock as to which dissenters' rights have been perfected, will be converted into the right to receive a certain number of shares of common stock, par value $.01, of Litronic common stock ("Litronic Common Stock") as determined by the formulas as set forth in the Agreement, and (ii) each outstanding share of Series B preferred stock of BIZ, will be converted into the right to receive that number of shares of Litronic Common Stock as determined by the formula as set forth in the Agreement. Pursuant to the Agreement upon consummation of the Merger, Litronic shareholders will own approximately 50.5% and BIZ shareholders (other than Litronic Chairman of the board of Directors and Chief Executive Officer, Kris Shah) will own approximately 49.5% of the Company. Kris Shah is a shareholder of BIZ and will receive 665,174 shares of Litronic Common Stock for his BIZ stock ownership in the Merger. It is contemplated that upon completion of the Merger, the Company shall be renamed SSP Solutions, Inc. The transactions described in the preceding paragraphs are defined as the "Transaction." The terms and conditions of the Transaction are set forth in more detail in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to Litronic and to the holders of the outstanding shares of Litronic Common Stock (other than Kris Shah and his affiliates) of the consideration to be paid by Litronic pursuant to the Agreement.

L. H. Friend, Weinress, Frankson & Presson, LLC ("Friend"), as part of its investment banking business, is continually engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have been engaged to act as financial advisors to the Company's Board of Directors in connection with the Transaction and to advise the Board of Directors as to the fairness of the transaction. We have not participated in the negotiations leading to the Agreement. We have not been engaged by the Company to solicit third-party indications of interest for the acquisition of all or any part of the Company.

In connection with formulating our opinion, we have, among other things:

(a)     reviewed the draft Agreement dated June 27, 2001;

(b) reviewed the Company's S-1 Registration Statement dated June 9, 1999; the Company's Annual Report to Shareholders on Form 10-K for the fiscal years ended December 31, 2000 and December 31, 1999; Quarterly Reports on Form 10-Q for the periods ended March 31, 2001, September 30, 2000, June 30, 2000 and March 31, 2000; and the Company's Definitive Proxy Statement dated May 24, 2000;

(c) reviewed audited financial statements of BIZ for its fiscal year ending December 31, 2000 and reviewed BIZ financial statements for the three month period ending March 31, 2001 which have been prepared by BIZ management;

(d) reviewed certain internal financial statements and other financial and operating data concerning the Company and BIZ prepared by the respective managements of the Company and BIZ;

(e) examined certain combined pro forma financial projections dated June 22, 2001, showing the results of the Transaction as if it had occurred on January 01, 2001, as provided to us by the management of the Company;

(f) examined certain financial projections dated June 22, 2001 prepared on a "stand alone" basis as if the Transaction had not occurred, as provided to us by the management of the Company;

(g) examined certain financial projections dated June 22, 2001, provided to us by the management of BIZ;

(h) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company, and conducted further limited interviews with certain members of the Company's management;

(i) discussed the past and current operations and financial condition and the prospects of BIZ with senior executives of BIZ, and conducted further limited interviews with certain members of BIZ management;

(j)     reviewed the reported prices and trading history of Litronic Common
        Stock;

(k) compared the financial performance, financial projections and the prices and trading activity of the Company with that of certain other comparable publicly-traded companies and their securities;

(l) compared the combined pro forma financial projections with that of certain other comparable publicly-traded companies and their securities;

(m) reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions;

(n)     visited the Company's headquarter facilities;

(o)     visited BIZ's headquarter facilities; and

(p) performed such other analyses and inquires and considered such other factors as we have deemed appropriate.

We have relied upon the representations of respective management and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company and BIZ, and that there has been no material change in the assets, financial condition and business prospects of the Company and BIZ since the date of the most recent financial statements made available to us. In addition, at the direction of the Company, our analyses of the Company excluded the operations of Pulsar Data Systems, Inc., a wholly owned subsidiary of the Company that the Company hopes to divest in fiscal year 2001. We have assumed that the final form of the Agreement (including the exhibits thereto) will not vary in any respect that is material to our analysis from the last draft reviewed by us, and that that the Merger will be consummated in accordance with the terms set forth in such draft, including, among other things, that the Merger will be accounted for as a tax-free reorganization and/or exchange, each pursuant to the Internal Revenue Code of 1986.

We have not independently verified the accuracy and completeness of the financial and other information supplied to us or publicly available and do not assume any responsibility with respect to it. We have relied upon the Company or counsel to the Company or upon BIZ, as the case may be, with respect to interpretations of the provisions contained in the constituent documents and related agreements of the Company or BIZ, respectively, and the application of applicable law to such documents. We have not made any independent appraisal of any of the properties or assets of the Company, or conducted any independent inquiry or investigation with respect to the Company or the Transaction. This opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter, and we assume no responsibility to update or revise our opinion based upon circumstances or events occurring after the date hereof.

As you are aware, Friend has acted as a financial advisor to the Company in connection with the Transaction and will receive a fee for such services, all of which fee will be received in connection with the delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. We, in the ordinary course of business, have from time to time provided, and in the future may continue to provide, investment banking, financial advisory and other related services to the Company and/or its affiliates, as the case may be, for which we have or will receive fees. In the ordinary course of business, we or our affiliates may trade in the equity securities of the Company for our own accounts and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is furnished solely for the benefit of the Company Board of Directors and may not otherwise be reproduced, except that this opinion may be included in its entirety in any filing made by the Company in respect of the Transaction with the Securities and Exchange Commission and, subject to our prior review and consent, referred to therein. In addition, this opinion does not in any manner address the prices at which the Litronic Common Stock will trade following consummation of the Merger and Friend expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders' meeting held in connection with the Merger. This opinion is delivered to Litronic Board of Directors subject to the conditions, scope of engagement, limitations and understandings set forth in this opinion and our engagement letter dated February 13, 2001, and subject to the understanding that the obligations of Friend in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Friend shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of any recipient of this opinion. The Company has also agreed to indemnify Friend for certain liabilities that may arise out of rendering this opinion.

As of the date hereof, based upon and subject to the foregoing, and based upon such other matters as we deemed relevant, it is our opinion that the consideration to be paid by Litronic pursuant to the Agreement is fair to Litronic and its stockholders (other than Kris Shah and his affiliates) from a financial point of view.


Very truly yours,




/s/ L.H. FRIEND, WEINRESS, FRANKSON & PRESSON, LLC
---------------------------------------------------
L.H. FRIEND, WEINRESS, FRANKSON & PRESSON, LLC

                                   APPENDIX C

                  CONSOLIDATED FINANCIAL STATEMENTS OF LITRONIC

                                (attached hereto)

                         LITRONIC INC. AND SUBSIDIARIES

                 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND
                          FINANCIAL STATEMENT SCHEDULE

                                                                                                    PAGE
                                                                                                    ----
Independent Auditors' Report ..................................................................      C-3
Consolidated Balance Sheets as of December 31, 1999 and 2000 ..................................      C-4
Consolidated Statements of Operations for the years ended December 31, 1998, 1999 and 2000 ....      C-5
Consolidated Statements of Shareholders' Equity for the years ended December 31, 1998,
    1999 and 2000 .............................................................................      C-6
Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1999 and 2000 ....      C-7
Notes to Consolidated Financial Statements ....................................................      C-9
Schedule II -- Valuation and Qualifying Accounts ..............................................      C-26

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Litronic Inc.:

        We have audited the accompanying consolidated financial statements of Litronic Inc. and subsidiaries as of December 31, 1999 and 2000 and for each of the years in the three-year period ended December 31, 2000 as listed in the accompanying index. In connection with our audit of the financial statements, we also have audited the financial statement schedule as listed in the accompanying index. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above, present fairly, in all material respects, the financial position of Litronic Inc. and subsidiaries as of December 31, 1999 and 2000 and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

                                            /s/ KPMG LLP

Orange County, California
March 26, 2001, except as
to the seventh paragraph
of Note 1 and the second
paragraph of Note 5, which
are dated as of April 17, 2001

                         LITRONIC INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                   A S S E T S

                                                                                           DECEMBER 31,
                                                                                      -----------------------
                                                                                        1999           2000
                                                                                      --------       --------
Current assets:
Cash and cash equivalents ......................................................      $  6,441       $  4,120
Restricted cash ................................................................           612             --
Accounts receivable (net of allowance for doubtful accounts of $390
  and $268 as of December 31, 1999 and 2000, respectively) .....................         7,141          4,137
Inventories ....................................................................           796            695
Prepaid expenses ...............................................................           360            542
Other current assets ...........................................................           343            325
Note receivable -- related party ...............................................            70             --
                                                                                      --------       --------
    Total current assets .......................................................        15,763          9,819
Property and equipment, net ....................................................           646            823
Other assets ...................................................................            --            343
Goodwill and other intangibles, net ............................................        34,695            783
                                                                                      --------       --------
                                                                                      $ 51,104       $ 11,768
                                                                                      ========       ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current installments of long-term debt .........................................      $    481          1,986
Accounts payable ...............................................................         1,250          1,392
Accrued liabilities ............................................................         1,411          1,366
Deferred revenue ...............................................................            29            217
                                                                                      --------       --------
    Total current liabilities ..................................................         3,171          4,961
Long-term debt, less current installments ......................................            --             19
Deferred revenue ...............................................................            --            240
                                                                                      --------       --------
    Total liabilities ..........................................................         3,171          5,220
Shareholders' equity:
Preferred stock, $0.01 par value; Authorized 5,000,000 shares; no shares .......            --             --
  issued or outstanding
Common stock, $0.01 par value; Authorized 25,000,000 shares; issued and ........            99             97
  outstanding 9,856,944 and 9,743,573 shares at December 31, 1999 and
  2000, respectively
Additional paid-in capital .....................................................        52,812         52,834
Accumulated deficit ............................................................        (4,978)       (46,383)
                                                                                      --------       --------
    Total shareholders' equity .................................................        47,933          6,548
                                                                                      --------       --------
Commitments and contingencies (notes 10 and 15)
Subsequent event (note 17)
                                                                                      $ 51,104       $ 11,768
                                                                                      ========       ========



          See accompanying notes to consolidated financial statements.

                         LITRONIC INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

                                                                YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------
                                                         1998               1999             2000
                                                      -----------       -----------       -----------
Revenues:
  Product ......................................      $     5,214       $    29,587       $    37,421
  License and service ..........................            1,041             1,270             1,935
  Research and development .....................              398               798                --
                                                      -----------       -----------       -----------
    Total revenues .............................            6,653            31,655            39,356
                                                      -----------       -----------       -----------
Costs and expenses:
  Cost of sales -- product .....................            2,821            25,478            30,481
  Cost of sales -- license and service .........              950               590               679
  Selling, general and administrative ..........            2,631             7,194             9,559
  Research and development .....................            1,334             3,906             5,800
  Impairment of goodwill and other intangibles .               --                --            31,415
  Amortization of goodwill and other intangibles               --             1,448             2,828
                                                      -----------       -----------       -----------
Operating loss .................................           (1,083)           (6,961)          (41,406)
Other (income) expense, net ....................              418               168                (7)
                                                      -----------       -----------       -----------
Loss before income taxes .......................           (1,501)           (7,129)          (41,399)
Provision for (benefit from) income taxes ......              (95)              (43)                6
                                                      -----------       -----------       -----------
Net loss .......................................      $    (1,406)      $    (7,086)      $   (41,405)
                                                      ===========       ===========       ===========
Net loss per share--basic and diluted ..........      $     (0.36)      $     (1.00)      $     (4.20)
                                                      ===========       ===========       ===========
Shares used in per share computations--basic and
  diluted ......................................        3,870,693         7,055,882         9,862,472
                                                      ===========       ===========       ===========


          See accompanying notes to consolidated financial statements.

                         LITRONIC INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                                                     TOTAL
                                              COMMON STOCK            ADDITIONAL                  SHAREHOLDERS'
                                         -----------------------       PAID IN      ACCUMULATED      EQUITY
                                          SHARES         AMOUNT         CAPITAL       DEFICIT       (DEFICIT)
                                         --------       --------       --------       --------       --------
Balance, December 31, 1997 ........         3,871       $     39       $     --       $ (2,840)      $ (2,801)
Net loss ..........................            --             --             --         (1,406)        (1,406)
                                         --------       --------       --------       --------       --------
Balance, December 31, 1998 ........         3,871             39             --         (4,246)        (4,207)
Proceeds from sale of common stock,
  net of issuance costs
  of $5,426........................         3,700             37         35,237             --         35,274
Common stock issued in connection
  with the acquisition of Pulsar ..         2,170             22         23,848             --         23,870
Change from Subchapter S
  Corporation to C Corporation.....            --             --         (6,354)         6,354             --
Stock options exercised ...........           116              1             81             --             82
Net loss ..........................            --             --             --         (7,086)        (7,086)
                                         --------       --------       --------       --------       --------
Balance, December 31, 1999 ........         9,857             99         52,812         (4,978)        47,933
Stock options exercised ...........            28             --             20             --             20
Treasury stock retired ............          (141)            (2)             2             --             --
Net loss ..........................            --             --             --        (41,405)       (41,405)
                                         --------       --------       --------       --------       --------
Balance, December 31, 2000 ........         9,744       $     97       $ 52,834       $(46,383)      $  6,548
                                         ========       ========       ========       ========       ========


          See accompanying notes to consolidated financial statements.

                         LITRONIC INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                --------------------------------------
                                                                                  1998           1999           2000
                                                                                --------       --------       --------
Cash flows from operating activities:
  Net loss ...............................................................      $ (1,406)      $ (7,086)      $(41,405)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
  Provision for losses on receivables ....................................            14            327            286
  Impairment of goodwill and other intangibles ...........................            --             --         31,415
  Depreciation and amortization ..........................................           203          1,803          3,514
Changes in assets and liabilities:
  Accounts receivable ....................................................           242         (1,823)         2,718
  Inventories ............................................................          (128)           (64)           101
  Prepaid expenses .......................................................           (16)          (303)          (182)
  Other current assets ...................................................          (233)            (8)            18
  Notes receivable -- related party ......................................            --            (70)            70
  Other assets ...........................................................            --            332           (343)
  Accounts payable .......................................................            41         (3,964)           142
  Accrued liabilities ....................................................          (407)          (556)          (376)
  Deferred revenue .......................................................           (58)           (77)           428
                                                                                --------       --------       --------
Net cash used in operating activities ....................................        (1,748)       (11,489)        (3,614)
                                                                                --------       --------       --------
Cash flows from investing activities:
  Purchases of property and equipment ....................................          (118)          (282)          (863)
  Restricted cash relating to line of credit .............................            --           (612)           612
                                                                                --------       --------       --------
Net cash used in investing activities ....................................          (118)          (894)          (251)
                                                                                --------       --------       --------
Cash flows from financing activities:
  Stock options exercised ................................................            --             82             20
  Borrowings on revolving note payable to bank ...........................            --             --         23,666
  Proceeds from insurance financing ......................................            --            497            748
  Proceeds from sale of common stock, net of issuance costs
    of $5,426 ............................................................            --         35,274             --
  Proceeds from revolving note payable to bank ...........................         6,496         23,837             --
  Proceeds from line of credit ...........................................            --          1,129             --
  Proceeds from long-term debt ...........................................         5,200          1,500             --
  Principal payments on revolving line of credit and
    long-term notes Payable to bank ......................................        (6,522)       (44,064)       (22,469)
  Proceeds from related party note payable ...............................           600             --             --
  Repayment of related party note payable ................................        (3,500)            --             --
  Repayment on insurance financing .......................................            --           (329)          (421)
                                                                                --------       --------       --------
  Net cash provided by financing activities ..............................         2,274         17,926          1,544
                                                                                --------       --------       --------
  Net increase (decrease) in cash ........................................           408          5,543         (2,321)
Cash and cash equivalents at beginning of year ...........................           490            898          6,441
                                                                                --------       --------       --------
Cash and cash equivalents at end of year .................................      $    898       $  6,441       $  4,120
                                                                                ========       ========       ========
Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest .............................................................           418            162             63
    Income taxes .........................................................            --              3              6
                                                                                ========       ========       ========
Supplemental disclosure of noncash investing and financing activities:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                --------------------------------------
                                                                                  1998           1999           2000
                                                                                --------       --------       --------
The Company issued 2,169,938 shares of common stock in connection with the acquisition of Pulsar. In connection with the acquisition, net assets purchased were as follows (note 2):
    Merger costs .........................................................            --       $   (122)            --
    Fair value of net assets acquired less liabilities
      assumed ............................................................            --        (12,151)          (331)
    Goodwill and other intangibles .......................................            --         36,143             --
                                                                                --------       --------       --------
Market value of common stock issued ......................................      $     --       $ 23,870       $   (331)
                                                                                ========       ========       ========


          See accompanying notes to consolidated financial statements.

                         LITRONIC INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

(1) GENERAL INFORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        General

        Litronic Inc. (through a reorganization with Litronic Industries, Inc., as described further below) (Litronic or the Company) designs and produces high-grade information security solutions. In addition, the Company also provides engineering and other services to various government agencies on a time and material basis. On December 31, 1997, the Company distributed KRDS, Inc. to the Company's primary shareholders (note 8).

        Through the acquisition of Pulsar Data Systems, Inc. (Pulsar), the Company engages in the sale of computer hardware, software, peripheral equipment, and support services to governmental agencies and commercial enterprises throughout the United States.

        Public Offering and Reorganization

        In June 1999, Litronic completed an initial public offering of common stock of Litronic Inc., a newly formed corporation with no operations (the "Offering"). The Company offered 3,700,000 shares of common stock at a purchase price of $11 per share, resulting in gross proceeds of $40,700. These proceeds were offset by issuance costs of $5,426, resulting in net proceeds of $35,274. Litronic Industries, Inc. also initiated certain events (the "Reorganization") in connection with the Offering that resulted in it becoming a wholly owned subsidiary of Litronic Inc. on June 8, 1999. The Reorganization was accomplished through a stock-for-stock exchange between Litronic Inc. and Litronic Industries, Inc. and was accounted for as an "as if pooling of interests" for entities under common control. Concurrent with the Reorganization, Litronic Industries, Inc. terminated its Subchapter S status and is subject to federal and state income taxes. Pursuant to the change from a Subchapter S to a C corporation, the cumulative loss from inception to June 9, 1999, as a Subchapter S corporation of $6,354 was transferred from accumulated deficit to additional paid in capital.

        All of the outstanding shares of Litronic Industries, Inc. were exchanged for 3,870,693 shares of the Company's common stock. Consequently, as of June 8, 1999, the consolidated group included the operations of Litronic Inc. and its wholly owned subsidiary, Litronic Industries, Inc. The prior period financial statements have been restated to reflect the exchange of these shares.

        The Company also entered into a stock acquisition agreement with Pulsar, which was effected simultaneously with the Offering. All of the outstanding shares of Pulsar were exchanged for 2,169,938 shares of the Company's common stock. The acquisition was accounted for using the purchase method of accounting, and accordingly, the results of operations of Pulsar have been included in the Company's consolidated financial statements from June 14, 1999.

        Basis of Financial Statement Presentation and Principles of
Consolidation

        The consolidated financial statements and related notes presented herein have been retroactively adjusted to reflect the Reorganization. The capital structure presented in these consolidated financial statements is that of Litronic Inc. All references herein to "the Company" refer to Litronic Inc. as

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

consolidated with Litronic Industries, Inc. The consolidated financial statements include the accounts of Litronic Inc., and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

        These consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has incurred significant operating losses, has used cash in operating activities and has an accumulated deficit. The Company anticipates that its existing resources will be sufficient to meet its needs for working capital expenditures through at least fiscal 2001. In addition, the Company's chief executive officer and majority stockholder has committed to providing the personal financial resources necessary to enable the Company to meet all of its financial obligations as they become due through January 1, 2002. Ultimately, the Company's ability to continue as a going concern is dependent upon its ability to successfully launch its new product, grow revenue, attain operational efficiencies and sustain a profitable level of operations.

        Loss Per Share

        The Company applies Statement of Financial Accounting Standards No. (Statement) 128, "Earnings Per Share." Statement 128 provides for the calculation of basic and diluted earnings (loss) per share. Basic earnings
(loss) per share includes no dilution and is computed by dividing earnings
(loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Such shares are not included when there is a loss as the effect would be anti-dilutive.

        Revenue Recognition

        Revenue from product sales, including hardware (with embedded software) and software, is recognized upon shipment unless contract terms call for a later date. The Company records an allowance to cover estimated warranty costs in cost of sales. Customers do not have the right of return except for product defects, and product sales are not contingent upon customer testing, approval and/or acceptance. The costs of providing post contract customer support are not significant. Revenue under service and development contracts is recorded as services are rendered. The Company's revenue recognition policies for software are in compliance with the American Institute of Certified Public Accountants ("AICPA") Statements of Position (SOP) 97-2, Software Revenue Recognition. In December 1998, the AICPA issued SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, with Respect to Certain Transactions. SOP 98-9 amended certain paragraphs of SOP 97-2 to require recognition of revenue using the "residual method" under certain circumstances. The adoption of SOP 98-9 did not have a significant impact on the Company's financial position or results of operations. Revenue under research arrangements with government agencies is recorded as revenue as services are rendered or products are shipped.

        Included in research and development revenue for the year ended December 31, 1998 and 1999 is $398 and $798, respectively, related to a contract with the National Security Agency ("NSA"). The Company is leading a joint effort with Atmel Corporation ("Atmel") and NSA to develop Forte, an ultra fast 32-bit cryptographic System On Chip (SOC) meeting certain minimum NSA specifications. The Company contracts with others to perform certain aspects of the project. All related project costs are

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


expensed as research and development as incurred. The amounts received from the NSA are not refundable regardless of the results of the development efforts. No other amounts were recorded as research and development revenue during any of the periods presented. The related research and development costs are not separately identifiable; therefore the corresponding costs of the entire development effort are included in research and development expenses. Although no additional amounts related to the development of Forte are being received from NSA, the joint effort with Atmel and the NSA to develop Forte has continued.

        Revenue from time and material, network deployment service contracts is recognized on the basis of man-hours incurred plus other reimbursable contract costs incurred during the period.

        Revenue from network deployment products is recognized upon transfer of title, generally upon delivery. Product and service revenues from the Company's electric security systems contracts were recognized in accordance with SOP 81-1, "Accounting for Performance of Construction-Type and certain production-type contracts". The Company recognized this revenue on a percentage of completion basis, based on estimated labor dollars incurred.

        The Company's revenue recognition policies are in accordance with the Securities and Exchange Commission's Staff Accounting Bulletin No. 101.

        Cash and Cash Equivalents

        The Company considers all highly liquid investments with maturities of three months or less at the date of purchase to be cash equivalents.

        Inventories

        Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

        Property and Equipment and Goodwill and Other Intangibles

        Property and equipment are stated at cost. Depreciation of property and equipment is computed on a straight-line basis over the estimated useful lives of 2 to 3 years.

        The Company amortizes intangible assets relating to businesses acquired and costs in excess of the fair value of net assets of businesses acquired ("goodwill and other intangibles") using the straight-line method over the estimated useful lives of the intangible assets and business acquired. Amortization of goodwill and other intangibles was $1,448 and $2,828, respectively, for the years ended December 31, 1999 and 2000.

        The Company applies Statement 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Statement 121 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Under the provisions of Statement 121, if the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying value of the asset, an impairment loss is recognized. The amount of impairment, if any, is

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset. The estimate of fair value considers prices for similar assets and the results of valuation techniques to the extent available in the circumstances. The Company engaged the services of an independent valuation firm to do a valuation of Pulsar. This valuation was undertaken because the Company determined the integration of Pulsar would not be completed as planned, and the anticipated operating synergies would not be realized. Based on the results of the independent valuation, the Company recorded an impairment charge of $31.4 million in the fourth quarter of 2000, related to unamortized goodwill and other intangible assets acquired in the purchase of Pulsar. The remaining unamortized intangible assets of $783 acquired in the purchase of Pulsar will be amortized over the remainder of the original 10 year useful life.

        Segment Reporting

        The Company applies Statement 131, "Disclosures about Segments of an Enterprise and Related Information", which requires entities to report financial and descriptive information about its reportable operating segments. The Company had historically operated in two business segments, information security solutions and electronic interconnect products. As of December 31, 1998, the Company's operations pertained only to its information security solution segment. On June 14, 1999, with the acquisition of Pulsar, the Company expanded into the network solution business segment (see note 7).

        Accounting for Stock Options

        The Company applies the provisions of Statement 123, "Accounting for Stock-Based Compensation," which requires entities to recognize as expense over the vesting period the fair value as of the date of grant of all stock based awards. Alternatively, Statement 123 allows entities to apply the provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations, and to provide pro forma net income and pro forma net income per share disclosures for employee stock option grants made in 1996 and future years as if the fair-value-based method defined in Statement 123 had been applied. The Company has elected to apply the provisions of APB Opinion No. 25, under which compensation expense would be recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price, and provide the pro forma disclosure provisions of Statement 123 in its annual financial statements (see note 12).

        Fair Value of Financial Instruments

        The Company applies the provisions of Statement 107, "Disclosures about Fair Value of Financial Instruments." Statement 107 requires all entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value. Statement 107 defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. As of December 31, 1999 and 2000, management believes the fair value of all financial instruments approximated carrying value, due to their short-term nature.

        Income Taxes

        Prior to June 8, 1999, the Company had elected to be taxed as an S corporation under the provisions of Section 1362 of the Internal Revenue Code and used the accrual basis of reporting for income tax

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


purposes. Accordingly, the Company had not provided for Federal income taxes since the liability was that of the shareholders. The Company was subject to state income taxes on earnings before taxes. The benefit for state income taxes was $95 for the year ended December 31, 1998.

        On June 8, 1999, the Company reorganized from an S corporation to C Corporation, and in accordance with Statement 109 "Accounting for Income Taxes," the Company now provides for federal income tax assets and liabilities. Statement 109 uses the asset and liability method of accounting for income taxes, which recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

        Comprehensive Income

        The Company applies Statement 130, "Reporting Comprehensive Income." Statement 130 establishes rules for the reporting and display of comprehensive income and its components. The adoption of Statement 130 had no impact on the Company's consolidated financial statements as the Company has no transactions, other than net loss, that would be considered other comprehensive income.

        Use of Estimates

        The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the dates of the balance sheets and revenues and expenses for the periods. Actual results could differ from those estimates.

        New Accounting Standards

        In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement 133, "Accounting for Derivative Instruments and Hedging Activities". Statement 133 establishes accounting and reporting standards for derivative instruments, hedging activities, and exposure definition. Statement 133 requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If a derivative is a hedge, depending on the nature of the hedge, changes in fair value will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings, or recognized in other comprehensive income until the hedged item is recognized in earnings. In June 1999, the FASB issued Statement 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement 133", which defers the effective date of Statement 133 to all fiscal quarters for fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of Statement 133. Although we continue to review the effect of the implementation of Statement 133 and Statement 138, we do not currently believe their adoption will have a material impact on our consolidated financial position or overall trends in results of

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


operations, and do not believe adoption will result in significant changes to our financial risk management practices.

        Reclassifications

        Certain reclassifications were made to the 1998 and 1999 consolidated financial statements to conform to the 2000 presentation.

(2) PULSAR ACQUISITION

        The Company entered into a stock acquisition agreement with Pulsar that was effected simultaneously with the Offering. This acquisition was completed on June 14, 1999. Litronic acquired all of the outstanding shares of Pulsar in exchange for 2,169,938 shares of the Company's common stock. The acquisition was accounted for using the purchase method and, accordingly, the results of operations of Pulsar have been included in the Company's consolidated financial statements from June 14, 1999. The excess of the purchase price over the fair value of the net assets acquired less the liabilities assumed, resulted in a total of $36.1 million recorded as goodwill and other intangible assets, to be amortized on a straight-line basis over 10-15 years (see note 1).

        The purchase price of the Pulsar acquisition of $23,870 or $11 per share was based on the fair market value of the common stock issued on June 14, 1999 and was allocated as follows:

Merger costs ...............................................      $   (122)
Tangible assets ............................................         6,255
Liabilities and debt assumed ...............................       (18,406)
Identifiable intangible assets and goodwill:
  Distribution Channel .....................................        12,048
  Customer Base ............................................        12,047
  Goodwill .................................................        12,048
                                                                  --------
                                                                    36,143
Market value of common stock issued ........................      $ 23,870
                                                                  ========

        The Company allocated the purchase price to tangible assets, liabilities, identifiable intangible assets and goodwill based on management's estimates of the fair value.

        During the fourth quarter of 1999, the Company recorded approximately $300 of adjustments to increase goodwill related to the acquisition of Pulsar. The adjustments were primarily attributable to a reduction in the fair value of certain assets as compared to the amount originally estimated and the settlement of a pre-existing lawsuit for $140, net of a reimbursement from the former majority shareholder of Pulsar and were partially offset by reductions in certain accounts payable and accrued liabilities not determined necessary after further investigation. During the second quarter of 2000, the Company recorded approximately $331 of adjustments to increase goodwill related to the acquisition of Pulsar. The adjustments were primarily attributable to additions in certain accounts payable and accrued liabilities and the settlement of a pre-existing lawsuit.

        The following unaudited pro forma financial information presents the combined results of operations of Litronic and Pulsar for 1998 and 1999 as if the acquisition had occurred as of the beginning of 1998 and 1999, after giving effect to certain adjustments including amortization of goodwill and other intangibles, increased interest expense on debt assumed and related income tax effects. The pro forma

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


financial information does not necessarily reflect the results of operations that would have occurred had Litronic and Pulsar constituted a single entity during such periods.

                                                   YEAR ENDED      YEAR ENDED
                                                  DECEMBER 31,    DECEMBER 31,
                                                     1998            1999
                                                   ---------       --------
Total revenue ...............................      $  87,185       $ 49,230
                                                   =========       ========
Net loss ....................................      $ (11,659)      $(11,713)
                                                   =========       ========
Net loss per share, basic and diluted .......      $   (1.20)      $  (1.19)
                                                   =========       ========

        As part of the Pulsar acquisition the Company assumed $12,422 in debt. The majority of the debt was paid on June 14, 1999. The remaining outstanding debt was paid in July 1999.

        See discussion on impairment of goodwill and other intangibles at Note
1.

(3) INVENTORIES

        A summary of inventories follows:

                                               DECEMBER 31,
                                              --------------
                                              1999      2000
                                              ----      ----
Raw materials ..........................      $190      $258
Work-in-process ........................       136        86
Finished goods .........................       470       351
                                              ----      ----
                                              $796      $695
                                              ====      ====

(4) PROPERTY AND EQUIPMENT

        A summary of property and equipment follows:

                                                                 DECEMBER 31,
                                                             ------------------
                                                              1999        2000
                                                             ------      ------
Leasehold improvements ................................      $   34      $   65
Machinery and equipment ...............................          68          68
Furniture and fixtures ................................       1,308       2,140
                                                             ------      ------
                                                              1,410       2,273
Less accumulated depreciation and amortization ........         764       1,450
                                                             ------      ------
                                                             $  646      $  823
                                                             ======      ======

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(5) LONG-TERM DEBT

        A summary of long-term debt follows:

                                                                                     DECEMBER 31,
                                                                                  ------------------
                                                                                   1999        2000
                                                                                  ------      ------
Revolving note payable to bank with maximum availability of $20,000, bearing interest at prime plus .625% (9.125% and 10.125% at December 31, 1999 and
   2000, respectively) interest payable monthly through maturity on May 10,
   2002; secured by substantially all assets
   of the Company ..........................................................         312       1,509
Note payable for insurance financing due in nine monthly  payments beginning
   July 9, 1999 at an annual percentage rate of 5.93% ......................         169          --
Note payable for insurance financing due in nine monthly payments beginning
   July 9, 2000 at an annual percentage rate of 7.15% ......................          --          12
Note payable for insurance financing due in eighteen monthly payments
   beginning July 9, 2000 at an annual percentage rate of 8.18% ............          --         484
                                                                                  ------      ------
                                                                                     481       2,005
Less current installments ..................................................         481       1,986
                                                                                  ------      ------
                                                                                  $   --      $   19
                                                                                  ======      ======

        In June 1999 we entered into a three-year lending agreement with Guaranty Business Credit Corporation ("GBCC") permitting borrowings under a $20,000 secured revolving line of credit facility commencing on June 14, 1999. The agreement provided for an annual interest rate of prime plus .625%; and a pledge of substantially all of our personal and real property as collateral. Although the credit facility was for borrowings up to $20,000, under the terms of the agreement the amount of borrowing available to the Company was subject to a maximum borrowing limitation based on eligible collateral. Eligible collateral consisted of 85% of eligible accounts receivable plus the lesser of (a) 50% of the value of eligible on-hand inventory or (b) $1,000. As a result, the amount actually available to the Company at any particular time was significantly less than the full $20,000 credit facility due to the maximum borrowing limitation calculation. The agreement with GBCC included a number of covenants and restrictions that the Company was required to adhere to. These covenants and restrictions included maintenance of minimum levels of working capital, tangible net worth, and profitability. In addition, the agreement did not allow the Company to pay dividends. Our borrowings related to this agreement are included in current installments of long-term debt in the accompanying consolidated balance sheet.

        At December 31, 2000, the maximum borrowing limitation based on the Company's eligible collateral was $2,100. However, at December 31, 2000 the Company was not in compliance with the covenant related to net quarterly profits for the fourth quarter of 2000. During the first quarter of 2001 the Company requested and received a waiver for this violation. The Company amended the GBCC revolving line of credit facility effective as of March 31, 2001. Under the terms of the amended agreement, the maximum borrowings are $5,000. The amended agreement provides for an annual interest rate of prime plus .625%, and a pledge of substantially all of the Company's personal and real property as collateral. Although the credit facility is for borrowings up to $5,000, under the terms of the agreement the amount of borrowing available to the Company is subject to a maximum borrowing limitation based on eligible collateral. Eligible collateral consists of 35% of eligible accounts receivable. As a result, the amount actually available to the Company at any particular time may be less than the full $5,000 credit facility

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


due to the maximum borrowing limitation calculation. The amended agreement with GBCC includes a number of covenants and restrictions that the Company is required to adhere to. These covenants and restrictions include maintenance of minimum levels of working capital, tangible net worth, and profitability. In addition, the amended agreement does not allow the Company to pay dividends.

        At December 31, 1999, the bank required the Company to maintain a $612 cash deposit at the bank. For balance sheet presentation purposes, the funds were reflected as restricted cash, as the Company had no access to the funds. Beginning in the second quarter of 2000, the bank no longer required the Company to maintain a cash deposit.

        The Company has entered into insurance premium financing agreements with Cananwill, Inc. for the payment of certain insurance premiums. The premiums being financed cover policy periods from twelve to twenty-four months. The insurance premium financing agreements are payable in nine installments and cover a policy period of twelve months, and the insurance premium financing agreement payable in eighteen installments covers a policy period of twenty-four months. These insurance premium financing agreements are secured by the proceeds of the policies being financed.

(6) ACCRUED LIABILITIES

        A summary of accrued liabilities follows:

                                                 DECEMBER 31,
                                              ------------------
                                               1999        2000
                                              ------      ------
Professional fees ......................      $  212      $  334
Accrued vacation .......................         231         365
Accrued compensation ...................         432         426
Other ..................................         536         241
                                              ------      ------
                                              $1,411      $1,366
                                              ======      ======

(7) BUSINESS SEGMENTS AND PRODUCT LINES

        In 1998 and prior to the acquisition of Pulsar in June 1999, the Company operated in one business segment. Subsequent to the acquisition of Pulsar, the Company operates in two industry segments, the information security segment and the network solutions segment. Following are the revenues, cost of sales, and identifiable assets of these segments as of and for the years ended December 31, 1999 and 2000.

                                                                      TWELVE MONTHS ENDED
                                                              -------------------------------------
                                                              DECEMBER 31, 1999   DECEMBER 31, 2000
                                                              -----------------   -----------------
Revenue
   Information Security Products and Services .........            $ 4,399            $ 7,424
   Network Solutions Market ...........................             26,458             31,932
                                                                   =======            =======
Cost of sales
   Information Security Products and Services .........              2,009              2,681
   Network Solutions Market ...........................             24,059             28,479
                                                                   =======            =======

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              DECEMBER 31, 1999   DECEMBER 31, 2000
                                                              -----------------   -----------------
Identifiable assets
   Information Security Products and Services .........            $   798            $ 1,373
   Network Solutions Market ...........................             41,684              4,370
                                                                   =======            =======

        As the Chief Operating Decision Maker does not review operating expenses by segment beyond cost of sales or assets, except as identified, additional segment information is not available.

        During the years ended December 31, 2000 and 1999, the Company had four distinct product lines: network deployment products, data security products, license and service, and electric security systems. During the year ended December 31, 1998, the Company had two distinct product lines: data security products and license and service. Following is a summary of total revenues by product line.

                                                                             TWELVE MONTHS ENDED
                                                                   -------------------------------------------
                                                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                      1998            1999            2000
                                                                   ------------    ------------   ------------
Network deployment products ................................         $    --         $26,022         $31,668
Data security products .....................................           5,214           3,565           5,753
License and service ........................................           1,041             834           1,671
Electric security systems ..................................              --             436             264
                                                                     -------         -------         -------
     Total net product, license and service revenues .......         $ 6,255         $30,857         $39,356
                                                                     =======         =======         =======

        In July 2000 the Company decided to discontinue the electric security systems product line. The Company has not and does not anticipate incurring any significant expense as the result of this decision.

        Certain reclassifications were made to the above 1999 figures to conform to the 2000 presentation.

(8) RELATED PARTY TRANSACTIONS

        The primary shareholders of Litronic Industries, Inc. formed KRDS, Inc.,
(KRDS) for the sole purpose of purchasing real estate property. KRDS's only operations consisted of a mortgage obligation, interest, depreciation and rental income from the Company related to the real estate property. The operations of KRDS were consolidated with the operations of Litronic Industries, Inc. through December 31, 1997, when concurrent with the sale of the Intercon division, the Company distributed KRDS to the Company's shareholders.

        As a result of the sale of the Intercon division on September 30, 1997, the Company distributed $9,534 in cash dividends and distributed the common stock of KRDS to the shareholders of Litronic on a pro rata basis in 1997. The net assets of KRDS consisted of $8,500 in cash at the time of the distribution.

        On December 31, 1997, the Company entered into two unsecured notes payable with KRDS in which the Company was extended $900 and $2,000 in working capital funds and a total of $2,900 was outstanding under these related party notes at December 31, 1997. In February 1998, the Company entered into a third unsecured note payable with KRDS under which the Company was extended $600 in working capital funds. Interest was at 10% for each of the unsecured notes payable and each of these unsecured notes and accrued interest were paid in full during 1998. The Company incurred $252 of interest expense on these notes in 1998.

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


        On December 31, 1999, the Company had a note receivable from William Davis, the former majority shareholder of Pulsar, for $70. This note receivable was paid in full in the fourth quarter of 2000.

        In February 2000, KRDS leased a building to the Company for its corporate headquarters. The lease expires in February 2007 (see note 10). The facility has an annual rent of approximately $429.

(9) CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

        Financial instruments that potentially subject the Company to concentration of credit risk are trade receivables. Credit risk on trade receivables is limited as a result of the Company's customer base and their dispersion across different industries and geographic regions. As of December 31, 1998, 1999 and 2000, accounts receivable included $308, $5,386 and $3,732, respectively, due from the U.S. Government and related agencies. Sales to the U.S. Government and related agencies accounted for 82%, 91% and 81% of total revenues for the years ended December 31, 1998, 1999 and 2000, respectively.

        The Company had sales to three customers that represented 44%, 17% and 20% of 1998 total revenue, respectively. The Company had sales to two customers that represented 31% and 12% of 1999 total revenue, respectively. The Company had sales to one customer that represented 42% of 2000 total revenue. No other customers accounted for more than 10% of total revenue in 1998, 1999 or 2000. Trade accounts receivable aggregated $493, $3,378 and $1,191 from the aforementioned major customers as of December 31, 1998, 1999 and 2000, respectively.

(10) COMMITMENTS

        The Company leases office space under noncancelable operating leases. The terms of the leases range up to seven years. The following summarizes the future minimum lease payments under all noncancelable operating lease obligations:

Year ending December 31,
       2001.......................................................   $   667
       2002.......................................................       575
       2003.......................................................       526
       2004.......................................................       429
       2005 and thereafter........................................       893
                                                                     -------
                                                                     $ 3,090
                                                                     =======

        Rental expense under noncancelable operating leases was $310, $434 and $668 for the years ended December 31, 1998, 1999 and 2000, respectively. Rental expense and future minimum lease payments for the years 2000 and 2001 include offsetting income from subleases in the amounts of $126 and $153, respectively.

        In February 2000, the Company moved the corporate headquarters into a facility leased from a related party (see note 8). The remaining term on the previously existing lease extends until September 2001. In 1999, the Company recognized a net loss on the lease of $129; this loss includes offsetting subleases income.

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(11) LOSS PER SHARE

        The calculation of diluted net loss per share under Statement 128 excludes potential common shares if the effect is antidilutive. Potential common shares are composed of incremental shares of common stock issuable upon the exercise of stock options and warrants. The following table sets forth potential common shares that were excluded from the diluted net loss per share calculation for the years ended December 31, 1998, 1999 and 2000 because they are antidilutive for the periods indicated:

                                                              1998   1999    2000
                                                              ----   ----    ----
Warrants.................................................       --    370     370
Stock options............................................      281    236     490
                                                               ---    ---     ---
                                                               281    606     860
                                                               ===    ===     ===

(12) SHAREHOLDERS' EQUITY

STOCK OPTION PLANS

        Under the Company's 1998 and 1999 Employee Stock Option Plans ("the Plans") which were established in April 1998 and April 1999, respectively, the exercise price of options granted will not be less than the fair market value of the related common stock at the date of grant. The total number of shares of common stock available for grant under these Plans is 1,500,000 shares. All stock options granted have 10-year terms. Unless otherwise provided by the Board of Directors or a committee of the Board administering the Plan, each option granted under the 1998 Plan vested on December 31, 1998 as to 10-15%, plus an additional 2.5% for each year of service with the Company, and 20% each December 31 thereafter until fully vested. Unless otherwise provided by the Board of Directors, or a committee of the Board administering the Plan, each option granted under the 1999 Plan vests 20% on each one year anniversary from the date of grant.

WARRANTS

        Warrants to purchase 370,000 shares of common stock at $18.15 per share were issued to the underwriters as part of the Company's initial public offering to purchase. The warrants are exercisable at any time, in whole or in part, during the four-year period commencing on June 9, 2000.

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


OPTIONS

        Following is a summary of stock option transactions:

                                                                                  WEIGHTED
                                                                    NUMBER        AVERAGE
                                                                      OF      EXERCISE PRICE
                                                                    SHARES       PER SHARE
                                                                    ------       ---------
Options outstanding at December 31, 1997 ...................           --          $  --
  Granted ..................................................          285           0.70
  Cancelled ................................................           (4)          0.70
                                                                     ----
Options outstanding at December 31, 1998 ...................          281           0.70
  Granted ..................................................          124           8.64
  Cancelled ................................................          (53)          3.66
  Exercised ................................................         (116)          0.70
                                                                     ----
Options outstanding at December 31, 1999 ...................          236           4.17
  Granted ..................................................          347           5.43
  Cancelled ................................................          (65)          5.73
  Exercised ................................................          (28)          0.70
                                                                     ----
Options outstanding at December 31, 2000 ...................          490           5.05
                                                                     ====

        As of December 31, 1999 and 2000, the number of options exercisable was 57 at a weighted average exercise price of $0.70 and remaining contract life of
8.3 years and 61 at a weighted average exercise price of $2.55 and remaining contract life of 7.6 years, respectively.

        The Company applies APB Opinion No. 25 and related interpretations in accounting for its stock option plans. Accordingly, no compensation cost has been recognized for its stock options in the consolidated financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under Statement 123, the Company's net loss would have been increased to the pro forma amount indicated below.

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                -----------------------
                                                                 1999            2000
                                                                -------         -------
Net loss as reported ..................................         $ 7,086         $41,405
Assumed stock compensation cost .......................              77             259
                                                                -------         -------
Pro forma net loss ....................................         $ 7,163         $41,664
                                                                =======         =======
Pro forma net loss per share-basic and diluted ........         $  1.02         $  4.22
                                                                =======         =======

        The weighted-average fair value per option granted in 1999 and 2000 was $3.93 and $4.85, respectively. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions in 1999 and 2000: risk-free interest rate of 5.94% and of 6.08%; dividend yield of 0.00%; average expected lives of 6 and 5 years; and volatility of 1.21% and 1.38%, respectively. The Black-Scholes model, as well as other currently accepted option valuation models, was developed to estimate the fair value of freely-tradable, fully-transferable options without vesting restrictions, which significantly differ from the Company's stock option plans. These models also require highly subjective assumptions, including future stock price volatility and expected time until exercise, which greatly affect the calculated fair value on the grant date.

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(13) EMPLOYEE RETIREMENT SAVINGS PLAN

        Effective January 1, 1998, the Company established a retirement plan, which is intended to qualify under Section 401(k) of the Internal Revenue Code. Under the plan, eligible employees are able to contribute up to 20% of their compensation not to exceed the maximum IRS deferral amount. The Company may also match employee contributions at its discretion. During 1998, 1999 and 2000, the Company made contributions of $40, $86 and $142 to this plan, respectively.

(14) INCOME TAXES

        Effective June 9, 1999, the Company became a C corporation as a result of the Company's initial public offering. Prior to June 9, 1999, the Company had elected to be taxed as an S corporation under the provision of Section 1362 of the Internal Revenue Code. Accordingly, prior to June 9, 1999, the Company had not recorded a provision for Federal income taxes since the liability was that of the shareholders and the S corporation was subject to a 1.5% California tax rate on earning before income taxes.

        The provision (benefit) for income taxes from continuing operations is comprised of the following for the year ended December 31:

                                                             DECEMBER 31,
                                                 --------------------------------
                                                 1998          1999          2000
                                                 ----          ----          ----
Current:
  Federal ..............................         $ --          $ --          $ --
  State ................................          (95)          (43)            6
  Foreign ..............................           --            --            --
                                                 ----          ----          ----
          Total ........................         $(95)         $(43)         $  6
                                                 ====          ====          ====

        Deferred tax assets and liabilities result from differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. The significant components of deferred income taxes are as follows:

                                                                           DECEMBER 31,
                                                                -------------------------------------
                                                                1998           1999            2000
                                                                ----         -------          -------
Deferred tax assets
  Net operating loss carryforward .....................         $ --         $ 1,165          $ 3,686
  Credit carryforward .................................           --              97              314
  Accrued expenses ....................................           --             236              433
                                                                ----         -------          -------
Total deferred tax assets .............................           --           1,498            4,433
  Less valuation allowance ............................           --          (1,498)          (4,433)
                                                                ----         -------          -------
  Net deferred tax assets .............................         $ --         $    --          $    --
                                                                ====         =======          =======

        The Company has recorded a valuation allowance in the amount set forth above for certain deductible temporary differences, net operating loss carryforwards and credit carryforwards where it is more likely than not that the Company will not receive future tax benefits. The net change in the valuation allowance for the year ended December 31, 1999 and 2000 was $1,498 and $2,935 respectively. The year 1999 was the first year that the Company has recorded deferred tax assets, as the Company was previously an S corporation and thus no deferred tax assets had been recorded prior to June 9, 1999.

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


        As of December 31, 2000, the Company has Federal and state net operating losses (NOL) carryforwards of approximately $10,300 and $3,300, respectively. These NOL carryforwards will expire through year 2020 for the Federal NOL and 2005 for the state NOLs. Additionally, the Company has Federal and state research and experimentation (R&E) credit carryforwards of approximately $170 and $140 respectively. These R&E Credit carryforwards expire through 2020 for the Federal R&E Credit and indefinitely for the state R&E Credit.

        Income tax expense differs from the amount computed by applying the Federal corporate income tax rate of 34% to income (loss) before income taxes as follows:

                                                                              YEAR ENDED DECEMBER 31
                                                                          --------------------------------
                                                                          1998          1999          2000
                                                                          ----          ----          ----
Statutory tax rate ..............................................         (34%)         (34%)         (34%)
Goodwill amortization and impairment of goodwill and other
  intangibles ...................................................          --            10%           32%
S corporation not subject to taxes ..............................          34%           --            --
Change in valuation allowance ...................................          --            30%            7%
State income taxes, net .........................................         (1.5%)         (6%)          (5%)
Research and experimentation credit .............................          (4%)          --            --
Other ...........................................................         (.5%)           1%           --
                                                                          ---           ---           ---
     Effective tax rate .........................................          (6%)           1%           --%
                                                                          ===           ===           ===

        Subsequent to the initial public offering, the Company had recognized a tax benefit of $285 in the second quarter ended June 30, 1999. During the fourth quarter of 1999, the Company determined it was more likely than not that the Company would not realize the benefit of the net deferred tax asset, and accordingly, recorded a tax-expense to eliminate the benefit and related deferred tax asset from the consolidated financial statements in the fourth quarter of 1999.

(15) CONTINGENT LIABILITIES

        As the Company provides engineering and other services to various government agencies, it is subject to retrospective audits, which may result in adjustments to amounts recognized as revenues, and the Company may be subject to investigation by governmental entities. Failure to comply with the terms of any governmental contracts could result in civil and criminal fines and penalties, as well as suspension from future government contracts. The Company is not aware of any adjustments, fines or penalties, which could have a material adverse effect on its financial position or results of operations.

        The Company had cost reimbursable type contracts with the Federal Government. Consequently, the Company is reimbursed based upon the direct expenses attributable to the contract, plus a percentage based upon overhead, material handling, and general administrative expenses. The overhead, material handling, and general administrative rates are estimates. Accordingly, if the actual rates as determined by the Defense Contract Audit Agency are below the Company's estimates, a refund for the difference would be due to the Federal Government. It is management's opinion that no material liability will result from any contract audits.

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


        We are involved from time to time in various litigations that arise in the ordinary course of business. We are not currently involved in any litigation that we believe will have a material impact on our results of operations, financial condition or liquidity.

        On January 16, 1998, G2 Resources Inc. (G2) filed a complaint against Pulsar in the Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida. G2 claims that Pulsar breached a contract under which G2 agreed to provide services related to the monitoring of government contracts available for bid and the preparation and submission of bids on behalf of Pulsar. The contract provides that Pulsar pay G2 $500,000 in 30 monthly installments of $16,666 and an additional fee of 2% of the gross dollar amount generated by awards. In its complaint, G2 alleged that Pulsar failed to make payments under the contract and claimed damages in excess of $525,000 plus interest, costs and attorneys fees. In the course of discovery G2 asserted that its losses/costs arising out of its claim amounted to approximately $10.3 million. Pulsar has asserted that G2 failed to perform the services required under the contract and Pulsar filed a claim for compensatory damages, interest and attorneys fees against G2. Classical Financial Services, LLC intervened in the case. Classical claims that G2 assigned its accounts receivable to Classical under a financing program and that Pulsar breached its obligations to Classical by failing to make payments under the contract with G2. Pulsar has asserted defenses to Classical's claim. The Company believes that the claims of G2 and Classical against Pulsar are without merit and intends to continue to vigorously defend against the claims. If G2 or Classical were to prevail in this lawsuit, our business and financial condition could be materially adversely affected.

        The Company recently received a notice from Microsoft pertaining to alleged sales of unlicensed copies of Microsoft Office. The software in question was purchased from a major computer hardware manufacturer and was resold to one of the Company's customers in a package that included both hardware and software. The Company is currently investigating the matter, and does not anticipate that the outcome will have a material impact on its results of operations, financial condition or liquidity.

(16) RETIRED SHARES

        As part of the Stock Acquisition Agreement dated February 9, 1999, whereby Litronic acquired all of the outstanding stock of Pulsar, Lillian Davis, as a selling shareholder of Pulsar, agreed to indemnify the Company for certain damages if incurred by the Company as specified in the Stock Acquisition Agreement. In November 2000, the Company entered into an agreement with Ms. Davis, a shareholder of the Company, whereby she would, in consideration for a release from specific potential indemnity obligations, transfer 141,573 shares of the Company's common stock to the Company for cancellation. The release was for specific potential indemnity obligations and Ms. Davis was not released from any potential indemnity obligations outlined in the Stock Acquisition Agreement that were not specified in the release. The 141,573 shares of stock subject to the agreement were transferred to the Company in December 2000 and retired.

(17) SUBSEQUENT EVENT

        On February 9, 2001, the Company signed a term sheet to merge with privately held BIZ Interactive Zone, Inc. ("BIZ"), a provider of Internet security solutions for finance, health care, business, e-commerce and entertainment. Consummation of the transaction is subject to the execution of a definitive

                         LITRONIC INC. AND SUBSIDIARIES

                           DECEMBER 31, 1999 AND 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


agreement, approval by Litronic's and BIZ's stockholders and other normal closing conditions. The proposed merger will be accounted for under the purchase method of accounting.

(18) QUARTERLY FINANCIAL DATA (UNAUDITED)

Selected quarterly financial data for 2000 and 1999 is as follows:

                                                                                                     BASIC
                                                                                                      AND
                                                                                                    DILUTED
                                                                                                      LOSS
                                                    NET            GROSS              NET             PER
                                                 REVENUES          PROFIT            LOSS            SHARE
                                                 --------          ------            ----            -----
2000:
    Fourth quarter .....................         $ 10,473         $  2,062         $(33,872)         $(3.45)
    Third quarter ......................           15,111            2,760           (1,652)         (0.17)
    Second quarter .....................            9,050            2,439           (2,420)         (0.24)
    First quarter ......................            4,722              935           (3,461)         (0.35)
                                                 --------         --------         --------
    Total ..............................         $ 39,356         $  8,196         $(41,405)
                                                 ========         ========         ========

1999:
    Fourth quarter .....................         $ 11,370         $  1,217         $ (3,215)         $(0.33)
    Third quarter ......................           16,128            2,775           (1,379)         (0.14)
    Second quarter .....................            2,747              713           (1,519)         (0.31)
    First quarter ......................            1,410              882             (973)         (0.25)
                                                 --------         --------         --------
    Total ..............................         $ 31,655         $  5,587         $ (7,086)
                                                 ========         ========         ========

                                                                     SCHEDULE II

                         LITRONIC INC. AND SUBSIDIARIES

                        VALUATION AND QUALIFYING ACCOUNTS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1999 AND 2000
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    ADDITIONS
                                                  BALANCE AT        CHARGED TO     ADDITIONS        DEDUCTIONS--
                                                  BEGINNING         COSTS AND        DUE TO           AMOUNTS          BALANCE AT
DESCRIPTION                                       OF PERIOD          EXPENSES     ACQUISITION       WRITTEN OFF       END OF PERIOD
-----------                                       ---------          --------     -----------       -----------       -------------
Year Ended December 31, 1998
Allowance for doubtful accounts ........            $   --            $ 14            $   --            $   --            $ 14
                                                    ======            ====            ======            ======            ====
Year Ended December 31, 1999
Allowance for doubtful accounts ........            $   14            $327            $  194            $  145            $390
                                                    ======            ====            ======            ======            ====
Year Ended December 31, 2000
Allowance for doubtful accounts ........            $  390            $286            $   --            $  408            $268
                                                    ======            ====            ======            ======            ====

                         LITRONIC INC. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                               PAGE
                                                                                               ----
Condensed Consolidated Balance Sheets as of December 31, 2000 and March 31, 2001........       C-28
Condensed Consolidated Statements of Operations for the three months ended
    March 31, 2000 and March 31, 2001...................................................       C-29
Condensed Consolidated Statements of Cash Flows for the three months ended
    March 31, 2000 and March 31, 2001...................................................       C-30
Notes to Condensed Consolidated Financial Statements....................................       C-31

                         LITRONIC INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                   (UNAUDITED)

                                     ASSETS

                                                                                          DECEMBER 31,          MARCH 31,
                                                                                              2000                 2001
                                                                                            --------             --------
Current assets:
  Cash and cash equivalents ....................................................            $  4,120             $  3,885
  Accounts receivable (net of allowance for doubtful accounts of
    $268 and $235 as of December 31, 2000 and March 31, 2001, respectively) ....               4,137                1,719
  Inventories ..................................................................                 695                  728
  Prepaid expenses .............................................................                 542                  516
  Other current assets .........................................................                 325                  385
                                                                                            --------             --------
    Total current assets .......................................................               9,819                7,233
Property and equipment, net ....................................................                 823                  666
Other assets ...................................................................                 343                  204
Goodwill and other intangibles, net ............................................                 783                  760
                                                                                            --------             --------
                                                                                            $ 11,768             $  8,863
                                                                                            ========             ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current installments of long-term debt .......................................            $  1,986             $  1,149
  Accounts payable .............................................................               1,392                1,865
  Accrued liabilities ..........................................................               1,366                1,269
  Deferred revenue .............................................................                 217                  217
                                                                                            --------             --------
    Total current liabilities ..................................................               4,961                4,500
                                                                                            --------             --------
  Long-term debt, less current installments ....................................                  19                   --
  Deferred revenue .............................................................                 240                  188
                                                                                            --------             --------
    Total liabilities ..........................................................               5,220                4,688
Shareholders' equity:
  Preferred stock, $.01 par value; Authorized 5,000,000 shares; no shares
    issued or outstanding ......................................................                  --                   --
  Common stock, $.01 par value; Authorized 25,000,000 shares; issued and outstanding 9,743,573 and 9,747,526 shares at December 31, 2000
    and March 31, 2001, respectively ...........................................                  97                   97
  Additional paid-in capital ...................................................              52,834               52,837
  Accumulated deficit ..........................................................             (46,383)             (48,759)
                                                                                            --------             --------
    Total shareholders' equity .................................................               6,548                4,175
                                                                                            --------             --------
                                                                                            $ 11,768             $  8,863
                                                                                            ========             ========


     See accompanying notes to condensed consolidated financial statements.

                         LITRONIC INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   (UNAUDITED)

                                                                                  THREE MONTHS ENDED
                                                                            -----------------------------
                                                                            MARCH 31,           MARCH 31,
                                                                              2000                2001
                                                                            ---------           ---------
Revenues:
  Product .......................................................            $ 4,351             $ 4,144
  License and service ...........................................                371                 334
                                                                             -------             -------
    Total revenues ..............................................              4,722               4,478
                                                                             -------             -------
Costs and expenses:
  Cost of sales--product ........................................              3,619               3,066
  Cost of sales--license and service ............................                168                 133
  Selling, general and administrative ...........................              2,380               1,773
  Research and development ......................................              1,322               1,843
  Amortization of goodwill and other intangibles ................                703                  23
                                                                             -------             -------
Operating loss ..................................................             (3,470)             (2,360)
Interest expense (income), net ..................................                (14)                 16
                                                                             -------             -------
Loss before income taxes ........................................             (3,456)             (2,376)
Provision for income taxes ......................................                  5                  --
                                                                             -------             -------
Net loss ........................................................            $(3,461)            $(2,376)
                                                                             =======             =======
Net loss per share--basic and diluted ...........................            $ (0.35)            $ (0.24)
                                                                             =======             =======
Shares used in per share computations--basic and diluted ........              9,872               9,747
                                                                             =======             =======


     See accompanying notes to condensed consolidated financial statements.

                         LITRONIC INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                   (UNAUDITED)

                                                                                                THREE MONTHS ENDED
                                                                                            ---------------------------
                                                                                           MARCH 31,           MARCH 31,
                                                                                             2000                2001
                                                                                            -------             -------
Cash flows from operating activities:
  Net loss .....................................................................            $(3,461)            $(2,376)
  Adjustments to reconcile net loss to net cash used in operating activities:
   Provision for losses on receivables .........................................                 69                  61
   Depreciation and amortization ...............................................                832                 218
Changes in assets and liabilities:
   Accounts receivable .........................................................              3,131               2,357
   Inventories .................................................................               (230)                (33)
   Prepaid expense .............................................................                161                  26
   Other current assets ........................................................                 (9)                (60)
   Other assets ................................................................                 --                 139
   Accounts payable ............................................................                559                 473
   Accrued liabilities .........................................................                (51)                (97)
   Deferred revenue ............................................................                 (3)                (52)
                                                                                            -------             -------
     Net cash provided by operating activities .................................                998                 656
                                                                                            -------             -------
Cash flows used in investing activities:
  Purchases of property and equipment ..........................................               (139)                (38)
                                                                                            -------             -------
Cash flows from financing activities:
  Stock options exercised ......................................................                 11                   3
  Borrowings on revolving note payable .........................................                 --               5,395
  Repayment of insurance financing .............................................               (163)               (130)
  Principal payments on revolving line of credit ...............................               (318)             (6,121)
                                                                                            -------             -------
    Net cash used in financing activities ......................................               (470)               (853)
                                                                                            -------             -------
  Net increase (decrease) in cash ..............................................                389                (235)
Cash and cash equivalents at beginning of period ...............................              6,441               4,120
                                                                                            -------             -------
Cash and cash equivalents at end of period .....................................            $ 6,830             $ 3,885
                                                                                            =======             =======
Supplemental disclosures of cash flow Information: Cash paid during the period for:
    Interest ...................................................................            $    64             $    17
    Income taxes ...............................................................                  5                  --
                                                                                            =======             =======


     See accompanying notes to condensed consolidated financial statements.

                         LITRONIC INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(1) GENERAL INFORMATION:

        Condensed Consolidated Financial Statements

        In the opinion of the Company, the accompanying unaudited condensed consolidated financial statements contain all adjustments (which are normal recurring accruals) necessary to present fairly the financial position as of March 31, 2001; the results of operations for the three months ended March 31, 2000 and 2001; and the statements of cash flows for the three months ended March 31, 2000 and 2001. Interim results for the three months ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. The interim financial statements should be read in conjunction with the Company's consolidated financial statements for the year ended December 31, 2000, included in the Company's Form 10-K/A, filed in April 2001.

        Goodwill and Other Intangibles

        The Company amortizes intangible assets relating to businesses acquired and costs in excess of the fair value of net assets of businesses acquired ("goodwill and other intangibles") using the straight-line method over the estimated useful lives of the intangible assets and business acquired. Amortization of goodwill and other intangibles was $23 for the three months ended March 31, 2001.

        The Company applies Statement of Financial Accounting Standards No. ("Statement") 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Statement 121 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Under the provisions of Statement 121, if the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying value of the asset, an impairment loss is recognized. The amount of impairment, if any, is measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset. The estimate of fair value considers prices for similar assets and the results of valuation techniques to the extent available in the circumstances. The Company engaged the services of an independent valuation firm to do a valuation of Pulsar. This valuation was undertaken because the Company determined the integration of Pulsar would not be completed as planned, and the anticipated operating synergies would not be realized. Based on the results of the independent valuation, the Company recorded an impairment charge of $31.4 million in the fourth quarter of 2000, related to unamortized goodwill and other intangible assets acquired in the purchase of Pulsar. The remaining unamortized intangible assets acquired in the purchase of Pulsar will be amortized over the remainder of the original 10 year useful life.

                         LITRONIC INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(2) INVENTORIES

        A summary of inventories follows:

                                                DECEMBER 31,      MARCH 31,
                                                    2000            2001
                                                ------------      ---------
Raw materials ..........................            $258            $461
Work-in-process ........................              86              39
Finished goods .........................             351             228
                                                    ----            ----
                                                    $695            $728
                                                    ====            ====

(3) LONG TERM DEBT

        A summary of long-term debt follows:

                                                                                              DECEMBER 31,        MARCH 31,
                                                                                                  2000              2001
                                                                                              ------------        ---------
Revolving note payable to bank with maximum availability of $5 million, bearing interest at prime plus .625% (10.125% at December 31, 2000 and 8.625% at March
  31, 2001) interest payable monthly through maturity on May 10, 2002; secured
  by substantially all assets of the Company ........................................             1,509               782
Note payable for insurance financing due in nine monthly
  payments beginning July 9, 1999 at an annual percentage rate
  of 5.93% ..........................................................................                --                --
Note payable for insurance financing due in nine monthly
  payments beginning July  9, 2000 at an annual percentage rate
  of 7.15% ..........................................................................                12                --
Note payable for insurance financing due in eighteen monthly payments beginning
  July 9, 2000 at an annual percentage rate
  of 8.18% ..........................................................................               484               367
                                                                                                 ------            ------
                                                                                                  2,005             1,149
Less current installments ...........................................................             1,986             1,149
                                                                                                 ------            ------
                                                                                                 $   19            $   --
                                                                                                 ======            ======

        In June 1999 the Company entered into a three-year lending agreement with Guaranty Business Credit Corporation ("GBCC") permitting borrowings under a $20.0 million secured revolving line of credit facility that commenced on June 14, 1999. The agreement provided for an annual interest rate of prime plus
 .625%; and a pledge of substantially all of our personal and real property as collateral. Although the credit facility was for borrowings up to $20.0 million, under the terms of the agreement the amount of borrowing available to the Company was subject to a maximum borrowing limitation based on eligible collateral. Eligible collateral consisted of 85% of eligible accounts receivable plus the lesser of (a) 50% of the value of eligible on-hand inventory or (b) $1.0 million. As a result, the amount that was actually available to the Company at any particular time may have been significantly less than the full $20.0 million credit facility due to the maximum borrowing limitation calculation. The agreement with GBCC included a number of covenants and restrictions that the Company was required to adhere to. These covenants and restrictions included maintenance of minimum levels of working capital, tangible net worth, and profitability. In addition, the agreement did not allow the Company to pay dividends. At March 31, 2001 the maximum borrowings available to the Company based on the maximum borrowing

                         LITRONIC INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


limitation calculation was $1.1 million. Borrowings related to this agreement are included in current installments of long-term debt in the condensed consolidated financial statements.

        On April 18, 2001 the Company and GBCC amended the revolving line of credit facility. Under the terms of the amended agreement the maximum borrowings are $5.0 million, eligible collateral excludes inventory, and the advance rate is 35%. In addition, certain of the financial covenants and requirements were adjusted. Changes in the amended agreement related to the definition of maximum borrowing, eligible collateral and the advance rate were effective on April 18, 2001, changes related to financial covenants and requirements were effective as of March 31, 2001. The Company was in compliance with the adjusted covenants at March 31, 2001. If the changes related to the definition of eligible collateral and the advance rate had been effective at March 31, 2001, the maximum borrowings available to the Company would have been $576,000, which is $206,000 less than actual borrowing at March 31, 2001.

(4) CONCENTRATION OF RISK AND SIGNIFICANT CUSTOMERS

        Financial instruments that potentially subject the Company to concentration of credit risk are trade receivables. Credit risk on trade receivables is limited as a result of the Company's customer base and their dispersion across different industries and geographic regions. As of March 31, 2000 and 2001, accounts receivable included $3,515 and $978, respectively, due from the U.S. Government and related agencies. Sales to federal government agencies represented 78% and 55% of the Company's total revenues for the three months ended March 31, 2000 and 2001, respectively.

        The Company had sales to three customers, each of which is an agency of the U.S. Government, that represented 23%, 16% and 14%, respectively, of total revenues for the three months ended March 31, 2000. The Company had sales to one customer that represented 11% of total revenues for the three months ended March 31, 2001. No other customers accounted for more than 10% of total revenues during the three months ended March 31, 2000 and 2001. Trade accounts receivable totaled $2,689 and $348 from these major customers as of March 31, 2000 and 2001, respectively.

        At March 31, 2001, the Company's investment portfolio consisted of $3.6 million in cash equivalents. The Company does not believe that it has a concentration of investment risk. All amounts are invested in a money market account with a major financial services firm.

(5) 1999 STOCK OPTION PLAN

        During the quarter ended March 31, 2001, the Company granted options to purchase 51,000, 13,000 and 3,000 shares at exercise prices of $2.50, $3.56 and $4.81 per share, the then current fair market value, respectively, under the Company's 1999 Stock Option Plan (the "1999 Plan"), that was established in April 1999. During the quarter ended March 31, 2000, the Company granted options to purchase 20,000 shares at an exercise price of $8.72 per share, the then current fair market value, under the 1999 Plan. During the first quarter of 2000, an amendment was approved by the board of directors increasing the number of shares of Common Stock subject to the 1999 Plan from 600,000 to 1,500,000. The amendment was submitted to the stockholders and approved in June 2000.

                         LITRONIC INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(6) LOSS PER SHARE

        The computation of diluted net loss per share for the three months ended March 31, 2000 and 2001 excluded the dilutive effect of 678,021 and 908,742, respectively, of incremental common shares attributable to the exercise of outstanding common stock options and warrants as a result of the antidilutive effect.

(7) CONTINGENT LIABILITIES

        As the Company provides engineering and other services to various government agencies, it is subject to retrospective audits, which may result in adjustments to amounts recognized as revenues, and the Company may be subject to investigation by governmental entities. Failure to comply with the terms of any governmental contracts could result in civil and criminal fines and penalties, as well as suspension from future government contracts. The Company is not aware of any adjustments, fines or penalties, which could have a material adverse effect on its financial position or results of operations.

        The Company had cost reimbursable type contracts with the Federal Government. Consequently, the Company is reimbursed based upon the direct expenses attributable to the contract, plus a percentage based upon overhead, material handling, and general administrative expenses. The overhead, material handling, and general administrative rates are estimates. Accordingly, if the actual rates as determined by the Defense Contract Audit Agency are below the Company's estimates, a refund for the difference would be due to the Federal Government. It is management's opinion that no material liability will result from any contract audits.

        We are involved from time to time in various litigations that arise in the ordinary course of business. We are not currently involved in any litigation that we believe will have a material impact on our results of operations, financial condition or liquidity.

        On January 16, 1998, G2 Resources Inc. (G2) filed a complaint against Pulsar in the Circuit Court, Fifteenth Judicial Circuit, Palm Beach County, Florida. G2 claimed that Pulsar breached a contract under which G2 agreed to provide services related to the monitoring of government contracts available for bid and the preparation and submission of bids on behalf of Pulsar. The contract provided that Pulsar pay G2 $500,000 in 30 monthly installments of $16,666 and an additional fee of 2% of the gross dollar amount generated by awards. In its complaint, G2 alleged that Pulsar failed to make payments under the contract and claimed damages in excess of $525,000 plus interest, costs and attorneys fees. In the course of discovery G2 asserted that its losses/costs arising out of its claim amounted to approximately $10.3 million. Pulsar asserted that G2 failed to perform the services required under the contract and Pulsar filed a claim for compensatory damages, interest and attorneys fees against G2. Classical Financial Services, LLC intervened in the case. Classical claimed that G2 assigned its accounts receivable to Classical under a financing program and that Pulsar breached its obligations to Classical by failing to make payments under the contract with G2. Pulsar asserted defenses to Classical's claim. On April 20, 2001, a court hearing was held and G2's complaint against Pulsar was dismissed without prejudice on the basis of no prosecution activity for more than 12 months. Since the complaint was dismissed without prejudice, either G2 or Classical could file a new complaint. The Company believes that the previous claims made by G2 and Classical against Pulsar were without merit and that any similar claims that G2 or Classical

                         LITRONIC INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


might bring against Pulsar in the future would also be without merit. If G2 or Classical were to make similar claims in the future the Company intends to vigorously defend against any such claims.

(8) BUSINESS SEGMENTS AND PRODUCT LINES

        In 1998 and prior to the acquisition of Pulsar in June 1999, the Company operated in one business segment. Subsequent to the acquisition of Pulsar, the Company operates in two industry segments, the information security segment and the network solutions segment. Following are the revenues, cost of sales, and identifiable assets of these segments as of and for the quarters ended March 31, 2000 and 2001.

                                                                      THREE MONTHS ENDED
                                                                  ---------------------------
                                                                  MARCH 31,         MARCH 31,
                                                                    2000              2001
                                                                  ---------         ---------
Revenue
  Information Security Products and Services ..........            $1,420            $1,950
  Network Solutions Market ............................             3,302             2,528
                                                                   ======            ======
Cost of sales
   Information Security Products and Services .........               533               922
   Network Solutions Market ...........................             3,254             2,277
                                                                   ======            ======

                                                                  MARCH 31,          MARCH 31,
                                                                     2000              2001
                                                                  ---------          ---------
Identifiable assets
   Information Security Products and Services .........            $   963            $ 1,439
   Network Solutions Market ...........................             37,626              1,706
                                                                   =======            =======

        As the Chief Operating Decision Maker does not review operating expenses by segment beyond cost of sales or assets, except as identified, additional segment information is not available.

        During the quarters ended March 31, 2000 and 2001, the Company had four distinct product lines: network deployment products, data security products, license and service, and electric security systems. Following is a summary of total revenues by product line.

                                                                           THREE MONTHS ENDED
                                                                       ---------------------------
                                                                       MARCH 31,         MARCH 31,
                                                                         2000              2001
                                                                       ---------         ---------
Network deployment products ................................            $3,240            $2,528
Data security products .....................................             1,111             1,616
License and service ........................................               309               334
Electric security systems ..................................                62                --
                                                                        ------            ------
     Total net product, license and service revenues .......            $4,722            $4,478
                                                                        ======            ======

        In July 2000 the Company discontinued the electric security systems product line. The Company has not and does not anticipate incurring any significant expense as the result of this decision.

                         LITRONIC INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(9) BIZ INTERACTIVE ZONE MERGER

        On February 9, 2001, the Company signed a term sheet to merge with privately held BIZ Interactive Zone, Inc. ("BIZ"), a provider of Internet security solutions for finance, health care, business, e-commerce and entertainment. Consummation of the transaction is subject to the execution of a definitive agreement, approval by Litronic's and BIZ's stockholders and other normal closing conditions. The proposed merger will be accounted for under the purchase method of accounting. The Company anticipates that the merger will be completed in the third quarter of 2001.

                                                                      APPENDIX D










                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                        Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
BIZ Interactive Zone, Inc. and Subsidiary:

We have audited the accompanying consolidated balance sheet of BIZ Interactive Zone, Inc. and subsidiary (a development stage enterprise) as of December 31, 2000 and the related consolidated statements of operations, shareholders' deficiency and cash flows for the period from April 30, 2000 (inception) to December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of BIZ Interactive Zone, Inc. and subsidiary (a development stage enterprise) as of December 31, 2000 and the results of its operations and its cash flows for the period from April 30, 2000 (inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in note 1, the Company is in the development stage and recovery of the Company's assets and satisfaction of its liabilities is dependent upon future events, the outcome of which is indeterminable. Additionally, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon achieving a level of revenues adequate to support the Company's cost structure. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in note 1. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.



Orange County, California
  March 6, 2001, except as to note 4(d), which is as of April 2, 2001, and notes 1(a), 7(b) and 8, which are as of June 5, 2001.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                           Consolidated Balance Sheets


                                                                                  DECEMBER 31,      MARCH 31,
                                     ASSETS                                          2000             2001
                                                                                  -----------      -----------
                                                                                                   (UNAUDITED)
Current assets:
    Cash and cash equivalents                                                     $   406,572           35,605
    Investment                                                                             --        8,760,000
    Related party receivables                                                          12,049           17,341
    Prepaid expenses                                                                       --           46,616
    Inventory                                                                              --           88,000
    Other current assets                                                               16,027           21,483
                                                                                  -----------      -----------
              Total current assets                                                    434,648        8,969,045

Equipment and web development costs, net                                               97,374          125,464
Deposits                                                                                9,291            9,291
                                                                                  -----------      -----------
                                                                                  $   541,313        9,103,800
                                                                                  ===========      ===========

                LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
    Accounts payable                                                              $   644,227        1,870,124
    Accrued expenses                                                                  122,824          136,463
    Note payable to related party                                                     370,000          918,000
                                                                                  -----------      -----------
                                                                                    1,137,051        2,924,587
                                                                                  -----------      -----------
Series A preferred stock, $.001 par value; authorized 1,051,128
    shares; issued and outstanding 187,970 shares                                   1,000,000        1,000,000

Shareholders' equity (deficiency):
    Series B preferred stock, $.001 par value; authorized 3,600,000 shares; 0 and 3,600,000 shares issued and outstanding at
       December 31, 2000 and March 31, 2001 (unaudited), respectively                      --       16,000,000
    Common stock, $.001 par value; authorized 30,000,000 shares;
       16,400,000 shares issued and outstanding at December 31, 2000
       and March 31, 2001 (unaudited)                                                  16,400           16,400
    Additional paid-in capital                                                      3,248,050        3,911,774
    Note receivable from shareholder                                                 (500,000)        (500,000)
    Unrealized loss on securities                                                          --       (3,620,000)
    Deferred compensation                                                          (2,156,550)      (2,656,969)
    Deficit accumulated during the development stage                               (2,203,638)      (7,971,992)
                                                                                  -----------      -----------
                 Total shareholders' equity (deficiency)                           (1,595,738)       5,179,213

Commitments and contingencies (note 7)

Subsequent events (note 8)
                                                                                  -----------      -----------
                                                                                  $   541,313        9,103,800
                                                                                  ===========      ===========


See accompanying notes to consolidated financial statements.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                      Consolidated Statements of Operations


                                                    PERIOD FROM           THREE           PERIOD FROM
                                                   APRIL 30, 2000         MONTHS         APRIL 30, 2000
                                                   (INCEPTION) TO          ENDED         (INCEPTION) TO
                                                    DECEMBER 31,         MARCH 31,          MARCH 31,
                                                        2000               2001               2001
                                                   --------------       -----------      --------------
                                                                        (UNAUDITED)        (UNAUDITED)
Operating expenses:
    Research and development                        $   (708,522)        (1,434,775)        (2,143,297)
    Payroll and related                                 (546,804)          (276,179)          (822,983)
    Advertising and promotion                           (396,330)           (24,357)          (420,687)
    Professional fees                                   (322,783)          (223,591)          (546,374)
    Rent, utilities and insurance                        (98,454)           (71,899)          (170,353)
    Other operating expenses                            (144,223)          (124,480)          (268,703)
                                                    ------------        -----------        -----------
              Total operating expenses                (2,217,116)        (2,155,281)        (4,372,397)
                                                    ------------        -----------        -----------

Other income (expense):
    Realized loss on trading securities                       --         (3,620,000)        (3,620,000)
    Interest income                                       13,478             12,638             26,116
    Interest expense                                          --             (5,711)            (5,711)
                                                    ------------        -----------        -----------

              Other income (expense), net                 13,478         (3,613,073)        (3,599,595)
                                                    ------------        -----------        -----------

              Net loss                              $ (2,203,638)        (5,768,354)        (7,971,992)
                                                    ============        ===========        ===========

Net loss per share - basic and diluted              $       (.14)              (.35)              (.49)
                                                    ============        ===========        ===========

Shares used in per share computations - basic
    and dilutive                                      16,123,926         16,400,000         16,222,134
                                                    ============        ===========        ===========


See accompanying notes to consolidated financial statements.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

          Consolidated Statements of Shareholders' Equity (Deficiency)

         Period from April 30, 2000 (inception) to December 31, 2000 and three months ended March 31, 2001 (Unaudited)


                                                   SERIES B PREFERRED STOCK        COMMON STOCK         ADDITIONAL
                                                   ------------------------    ---------------------     PAID-IN
                                                    SHARES        AMOUNT         SHARES      AMOUNT      CAPITAL
                                                   ---------    -----------    ----------    -------    ---------
Balance at April 30, 2000 (inception)                     --    $        --            --    $    --           --

Common stock issuance                                     --             --    16,400,000     16,400      798,600

Deferred stock option compensation                        --             --            --         --    2,449,450

Compensation costs of stock options                       --             --            --         --           --

Net loss                                                  --             --            --         --           --
                                                   ---------    -----------    ----------    -------    ---------

Balance at December 31, 2000                              --             --    16,400,000     16,400    3,248,050

Series B preferred stock issuance (unaudited)      3,600,000     16,000,000            --         --           --

Deferred stock option compensation (unaudited)            --             --            --         --      663,724

Compensation costs of stock options (unaudited)           --             --            --         --           --

Unrealized loss from securities (unaudited)               --             --            --         --           --

Net loss (unaudited)                                      --             --            --         --           --
                                                   ---------    -----------    ----------    -------    ---------
Balance at March 31, 2001 (unaudited)              3,600,000    $16,000,000    16,400,000    $16,400    3,911,774
                                                   =========    ===========    ==========    =======    =========


                                                                                                                     TOTAL
                                                       NOTE         UNREALIZED                                   SHAREHOLDERS'
                                                  RECEIVABLE FROM    LOSS ON        DEFERRED      ACCUMULATED      EQUITY
                                                    SHAREHOLDER     SECURITIES    COMPENSATION      DEFICIT      (DEFICIENCY)
                                                  ---------------   ----------    ------------    -----------    -------------
Balance at April 30, 2000 (inception)                      --               --             --             --              --

Common stock issuance                                (500,000)              --             --             --         315,000

Deferred stock option compensation                         --               --     (2,449,450)            --              --

Compensation costs of stock options                        --               --        292,900             --         292,900

Net loss                                                   --               --             --     (2,203,638)     (2,203,638)
                                                     --------       ----------     ----------     ----------     -----------

Balance at December 31, 2000                         (500,000)              --     (2,156,550)    (2,203,638)     (1,595,738)

Series B preferred stock issuance (unaudited)              --               --             --             --      16,000,000

Deferred stock option compensation (unaudited)             --               --       (663,724)            --              --

Compensation costs of stock options (unaudited)            --               --        163,305             --         163,305

Unrealized loss from securities (unaudited)                --       (3,620,000)            --             --      (3,620,000)

Net loss (unaudited)                                       --               --             --     (5,768,354)     (5,768,354)
                                                     --------       ----------     ----------     ----------     -----------
Balance at March 31, 2001 (unaudited)                (500,000)      (3,620,000)    (2,656,969)    (7,971,992)      5,179,213
                                                     ========       ==========     ==========     ==========     ===========

See accompanying notes to consolidated financial statements.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                      Consolidated Statements of Cash Flows


                                                                          PERIOD FROM          THREE           PERIOD FROM
                                                                         APRIL 30, 2000        MONTHS         APRIL 30, 2000
                                                                         (INCEPTION) TO         ENDED         (INCEPTION) TO
                                                                          DECEMBER 31,        MARCH 31,          MARCH 31,
                                                                             2000               2001               2001
                                                                         --------------      -----------      --------------
                                                                                             (UNAUDITED)        (UNAUDITED)
Cash flows from operating activities:
    Net loss                                                              $(2,203,638)        (5,768,354)        (7,971,992)
    Adjustments to reconcile net loss to net cash used in operating activities:
         Depreciation and amortization                                          4,009              7,350             11,359
         Compensation costs of stock options                                  292,900            163,305            456,205
         Realized loss on trading securities                                       --          3,620,000          3,620,000
         Changes in assets and liabilities:
            Receivables and other current assets                              (23,076)           (10,748)           (33,824)
            Prepaid expenses                                                       --            (46,616)           (46,616)
            Inventory                                                              --            (88,000)           (88,000)
            Deposits                                                           (9,291)                --             (9,291)
            Accounts payable and accrued expenses                             767,051          1,239,536          2,006,587
                                                                          -----------        -----------        -----------
                 Net cash used in operating activities                     (1,172,045)          (883,527)        (2,055,572)
                                                                          -----------        -----------        -----------

Cash flows from investing activities - acquisition of equipment and
    web development costs                                                    (101,383)           (35,440)          (136,823)
                                                                          -----------        -----------        -----------

Cash flows from financing activities:
    Proceeds from issuance of common stock                                    300,000                 --            300,000
    Proceeds from issuance of preferred stock                               1,000,000                 --          1,000,000
    Proceeds from advances from related party                                      --            310,000            310,000
    Proceeds from issuance of note payable to related party                   380,000            238,000            618,000
                                                                          -----------        -----------        -----------
                 Net cash provided by financing activities                  1,680,000            548,000          2,228,000
                                                                          -----------        -----------        -----------

                 Net increase (decrease) in cash and cash
                    equivalents                                               406,572           (370,967)            35,605

Cash and cash equivalents at beginning of period                                   --            406,572                 --
                                                                          -----------        -----------        -----------

Cash and cash equivalents at end of period                                $   406,572             35,605             35,605
                                                                          ===========        ===========        ===========

Supplemental disclosures of cash flow information:
    Cash paid during the period for:
       Interest                                                           $        --                 --                 --
       Income taxes                                                               800                 --                800
                                                                          ===========        ===========        ===========

Supplemental disclosures of noncash financing activities:
    Issuance of preferred stock in exchange for Wave common
       stock                                                              $        --         16,000,000         16,000,000
    Unrealized loss on securities                                                  --         (3,620,000)        (3,620,000)
    Issuance of common stock for investment in Gotcha.com and
       Broadband Consumer Products, Inc.                                       15,000                 --             15,000
    Sale of Gotcha.com investment for reduction in note payable                10,000                 --             10,000
    Issuance of common stock for note receivable                              500,000                 --            500,000
                                                                          ===========        ===========        ===========


See accompanying notes to consolidated financial statements.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (a)  ORGANIZATION AND BASIS OF PRESENTATION

           BIZ Interactive Zone, Inc. and subsidiary (the Company) commenced operations on April 30, 2000 and was incorporated on July 21, 2000 in the state of Delaware. The Company was formed to develop, deploy and grow the worldwide industry standard for processing real-time, secure transactions for digital communications. The standard will support both authenticated financial and intellectual property transactions in a platform agnostic environment.

           The Company is a development stage enterprise and is devoting substantially all of its efforts towards conducting research and development, advertising and promotion, raising capital and building infrastructure. During the period from April 30, 2000 (inception) to December 31, 2000 and the period from April 30, 2000 (inception) to March 31, 2001 (unaudited), the Company has realized no revenues and has incurred net losses of $2,203,638 and $7,971,992, respectively. Recovery of the Company's assets and satisfaction of its liabilities is dependent upon future events, the outcome of which is indeterminable. Additionally, successful completion of the Company's development program and its transition, ultimately, to attaining profitable operations is dependent upon achieving a level of revenues adequate to support the Company's cost structure. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management plans to fund its fiscal year 2001 operational expenses primarily through the sale of 1,000,000 shares of common stock of Wave Systems Corporation (Wave), acquired on February 2, 2001 (see notes 4 and 8). The Company entered into a purchase and sale agreement in connection with this sale of shares as of March 20, 2001. In accordance with the agreement, the Company closed the transaction on June 5, 2001, raising net proceeds of $3,400,000. The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

      (b)  INTERIM REPORTING

           In the opinion of the Company, the accompanying unaudited interim consolidated financial statements contain all adjustments (which are normal and recurring accruals) considered necessary to present fairly the Company's financial position as of March 31, 2001 and the consolidated statements of operations, shareholders' equity and cash flows for the three months ended March 31, 2001 and for the period from April 30, 2000 (inception) to March 31, 2001. To obtain a more detailed understanding of the Company's results, it is suggested that these financial statements be read in conjunction with the consolidated financial statements and related notes for the year ended December 31, 2000. The results of operations for the period from January 1, 2001 to March 31, 2001 are not necessarily indicative of the results of operations for the entire year.

      (c)  PRINCIPLES OF CONSOLIDATION

           The consolidated financial statements include the financial statements of BIZ Interactive Zone, Inc. and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


      (d)  USE OF ESTIMATES

           The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

      (e)  CASH EQUIVALENTS

           Cash equivalents are comprised of highly liquid debt instruments with maturities of three months or less when purchased. The Company invests its excess cash in a money market mutual fund, which consists of a portfolio of short-term money market instruments. All of the Company's excess cash is with one financial institution and, therefore, may be subject to certain concentration of credit risks.

      (f)  EQUIPMENT AND WEB DEVELOPMENT COSTS

           Equipment and web development costs are stated at cost. Depreciation and amortization of equipment and web development costs is calculated using the straight-line method over the estimated useful lives of the assets, generally ranging from three to five years.

      (g)  LONG-LIVED ASSETS

           The Company applies the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. Under the provisions of SFAS No. 121, the recoverability of long-lived assets is assessed by determining whether the carrying value of the asset can be recovered through projected undiscounted future operating cash flows over its remaining life. The amount of impairment, if any, is measured based upon the excess of the asset's carrying value over its fair value. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

      (h)  RESEARCH AND DEVELOPMENT COSTS

           Research and development costs related to the design, development and testing of new systems, applications and technologies are charged to expense as incurred. SFAS No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed, requires capitalization of software development costs, incurred subsequent to establishment of technological feasibility and prior to the availability of the product for general release to customers. No such costs were capitalized as of December 31, 2000 and March 31, 2001 (unaudited).

      (i)  INCOME TAXES

           The Company accounts for income taxes using the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


           expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

      (j)  COMPREHENSIVE LOSS

           The Company applies SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes rules for the reporting and display of comprehensive income (loss) and its components. During the period from April 30, 2000 (inception) to December 31, 2000, the Company had no transactions that would enter into the determination of other comprehensive loss; accordingly, other comprehensive loss equals net loss. During the three months ended March 31, 2001, the Company had an unrealized loss from securities of $3,620,000 (unaudited) that would enter into the determination of other comprehensive loss. Accordingly, other comprehensive loss for the three months ended March 31, 2001 equals net loss plus unrealized loss from securities, or $9,388,354 (unaudited).

      (k)  STOCK BASED COMPENSATION

           The Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to apply the provisions of APB Opinion No. 25 and provide pro forma net income disclosures for employee stock option grants made in future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123 (note 6).

           Equity instruments issued to nonemployees are measured using the fair value of the equity instrument using the stock price and other measurement assumptions as of the earlier of the date at which a performance commitment to earn the equity instruments is reached or the date at which the performance is complete.

      (l)  FINANCIAL INSTRUMENTS AND RISK CONCENTRATION

           The Company's financial instruments included cash and cash equivalents, investments (unaudited), accounts payable, borrowings and interest rates. At December 31, 2000 and March 31, 2001 (unaudited), the fair values of the financial instruments approximated carrying values because of the short-term nature.

           Financial instruments that potentially subject the Company to concentration of credit risk are primarily cash investments. The Company places its cash investments in short-term investment grade securities and limits the amount of credit exposure to any one commercial issuer.

      (m)  INVESTMENTS

           The Company has short-term investments which are classified as available for sale and trading securities. The securities are comprised of Class A common stock of Wave received in an exchange of the Company's Series B preferred stock. The investments are presented and recorded in accordance with SFAS No. 115 (see notes 4 and 8). Management determines the appropriate

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


           classification of its investments in debt and marketable equity securities at the time of purchase and reevaluates such designation as of each balance sheet date. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of taxes, reported as a component of shareholders' equity. Trading securities are carried at fair value with the unrealized gains and losses, net of applicable taxes, reported in earnings in the statement of operations. The cost of securities sold is based upon the specific identification method.

      (n)  NET LOSS PER SHARE

           The Company applies SFAS No. 128, Earnings Per Share. SFAS No. 128 provides for the calculation of basic and diluted earnings (loss) per share. Basic earnings (loss) per share includes no dilution and is computed by dividing earnings (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Such shares are not included when there is a loss as the effect would be antidilutive. Options to purchase 1,667,500 and 1,636,500 (unaudited) shares of common stock were outstanding at December 31, 2000 and March 31, 2001, respectively, and were excluded from the computation of diluted net loss per share as the effect would be antidilutive.

(2)   EQUIPMENT AND WEB DEVELOPMENT COSTS

      Equipment and web development costs are stated at cost and are summarized as follows:

                                                                  DECEMBER 31,     MARCH 31,
                                                                      2000           2001
                                                                  ------------    -----------
                                                                                  (UNAUDITED)
           Equipment                                                $ 85,306        112,746
           Web development costs                                      16,077         24,077
                                                                    --------       --------
                                                                     101,383        136,823
           Less accumulated depreciation and amortization             (4,009)       (11,359)
                                                                    --------       --------
                                                                    $ 97,374        125,464
                                                                    ========       ========

(3)   INCOME TAXES

      Income taxes principally consist of franchise taxes. At December 31, 2000, the Company had available net operating loss carryforwards totaling approximately $700,000 for federal and state income tax purposes expiring through year 2020 and 2010, respectively. The deferred tax asset consists primarily of net operating loss carryforwards and start-up costs. Due to the uncertainty surrounding the realization of the benefits of its tax attributes, the Company has fully reserved its deferred tax asset of approximately $880,000 as of December 31, 2000. In assessing the potential realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during the periods in which those temporary differences become deductible. In addition, the utilization of net operating loss carryforwards may be limited due to restrictions imposed under applicable federal and state tax laws in case of a change in ownership.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


(4)   SHAREHOLDERS' EQUITY

      (a)  AUTHORIZED SHARES

           The Company's Amended and Restated Certificate of Incorporation (Certificate) authorize the issuance of two classes of shares designated as common stock and preferred stock, each having $.001 par value. The Company is authorized to issue a total of 37,000,000 shares, of which 30,000,000 shares are designated to common stock and 7,000,000 shares are designated preferred stock. The Company has reserved 450,000 shares of common stock for issuance pursuant to warrants. The preferred stock authorized may be issued from time to time in one or more series. The first series of authorized preferred stock consists of 1,051,128 shares and are designated "Series A Preferred Stock." The second series of authorized preferred stock consists of 3,600,000 shares and are designated "Series B Preferred Stock."

           The Board of Directors is authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon additional series of preferred stock, and the number and designation of shares constituting any series issued.

      (b)  SERIES A PREFERRED STOCK

           The Company's Board of Directors has authorized the issuance of up to 7,000,000 shares of preferred stock, of which 1,051,128 shares have been designated as Series A preferred stock and 3,600,000 were designated as Series B preferred stock.

           On December 6, 2000, the Company sold 187,970 shares of Series A preferred stock for total cash consideration of $1,000,000. There are no shares of Series B preferred stock issued as of December 31, 2000 (see note 8).

           SERIES B PREFERRED STOCK

           On February 2, 2001, the Company issued 3,600,000 shares of Series B preferred stock in exchange for 2,000,000 shares of Class A common stock, par value $.01 per share, of Wave, a publicly-traded company. The exchange was recorded at the fair value of the stock received, which was $16,000,000.

           Management has classified 1,000,000 shares of the Wave stock as trading securities as it intends to utilize these shares to fund near term operational expenses, and entered into a purchase and sale agreement on March 20, 2001, in accordance with which, the Company sold 1,000,000 shares of Wave common stock for net proceeds of $3,400,000 on June 5, 2001. The Company recorded a realized loss of $3,620,000 on these trading securities during the quarter ended March 31, 2001 (unaudited). The remaining 1,000,000 shares of Wave common stock are considered available for sale securities. As of March 31, 2001, the fair value of these available for sale securities was $4,380,000. The Company recorded an unrealized loss on these securities of $3,620,000 as a separate component of shareholders' equity as of March 31, 2001 (unaudited).

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


           The rights, preferences and privileges of the preferred stock are listed below:

           DIVIDEND PROVISIONS

           Series A preferred shareholders shall be entitled to receive dividends, out of any assets legally available, therefore, after the declaration and payment of any dividend on the Series B preferred stock but prior to the declaration or payment of any dividend on the common stock of the corporation, at the rate of 8% of the original Series A issue price per annum. Such dividends shall be payable only when, as and if declared by the Board of Directors and shall not be cumulative.

           Series B preferred shareholders shall be entitled to receive dividends, out of any assets legally available, therefore, prior to the declaration or payment of any dividend on the Series A preferred stock or the common stock of the corporation, at the rate of 8% of the original Series B issue price per annum. Such dividends shall be payable only when, as and if declared by the Board of Directors and shall not be cumulative.

           No dividends were declared by the Board of Directors during the period from April 30, 2000 (inception) to December 31, 2000 and the three months ended March 31, 2001 (unaudited).

           LIQUIDATION PREFERENCE

           In the event of a liquidation, dissolution or winding up of the Company, the holders of the Series A preferred stock and the Series B preferred stock are entitled to receive $5.32 per share and $7.24 per share, respectively, plus any amount equal to declared but unpaid dividends. Series A shareholders will receive payments prior and in preference to any distributions to holders of common stock or other Junior stock. Series B shareholders will receive payments prior and in preference to holders of Series A preferred stock, common stock or other Junior stock.

           Any merger or consolidation of the Company into or with another corporation (except one in which the holders of capital stock of the Company immediately prior to such merger continue to hold a majority of the voting power of the capital stock of the surviving or acquiring corporation (on a fully diluted basis) immediately after such merger), or sale of all or substantially all the assets of the Company is deemed to be a liquidation event.

           CONVERSION RIGHTS

           Series A and Series B preferred stock are convertible into common stock at the rate of one share of common stock for each share of preferred stock, adjustable for certain dilutive events. The conversion for the preferred stock is at the option of the preferred shareholder, but becomes mandatory upon the earlier of (a) the closing of an initial public offering that yields aggregate proceeds to the Company of at least $20,000,000 or (b) the date upon which the corporation obtains the consent of the holders of at least a majority of the then outstanding shares of Series A and Series B preferred stock.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


           VOTING RIGHTS

           Each holder of preferred stock has the right to one vote together with holders of common stock on matters presented for shareholder action, as if, such shares were converted to common stock. Fractional votes are not permitted and any fractional voting rights available on an as-converted basis are rounded to the nearest whole number.

      (c)  WARRANTS

           On July 31, 2000, the Company issued warrants to purchase 50,000 shares of common stock at a price per share of $1.00. The warrants vested immediately upon grant and have an exercise period of five years. Compensation costs for these warrants was measured based on the method prescribed by SFAS No. 123. As prescribed by EITF 96-18, Accounting for Equity Instruments that Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services, the Company measured compensation cost upon the date of grant which resulted in no compensation costs for the period ended December 31, 2000. (See also note 5(c)).

      (d)  PUT OPTION

           The holders of the Series A preferred stock have been granted put options. Upon the exercise of the put options, the Company will be obligated to pay the purchase price of $1,000,000 of the Series A preferred stock in exchange for all of the Series A preferred stock acquired in the following events:

           (a) If the Company fails to complete a transaction that results in a minimum of $14,000,000 investment of capital in the form of capital stock of Wave Systems Corp. (Wave) or cash investment in the Company by Wave, at a minimum valuation of $112,000,000, with such transaction closing within forty-five days from December 6, 2000 (see note 8).

           (b) After the Company has completed the transaction as set forth above in an investment in the form of capital stock of Wave, if the ten-day moving average daily closing per share price of Class A common stock of Wave for the period beginning on February 26, 2001 and ending on March 30, 2001 does not exceed $9.1699 per share, the holder may elect to exercise this Put Option at any time during the ten-day period following March 30, 2001.

                 On April 2, 2001, the holders of the Series A preferred stock exercised the Put Option. The election of the Put Option was based upon the events concerning the ten-day moving average daily closing per share price of the common stock of Wave.

(5)   RELATED PARTY TRANSACTIONS

      (a)  NOTE PAYABLE

           In 2000, the Company issued $380,000 in non-interest bearing notes, which are due on demand, to a related party. During the quarter ended March 31, 2001, the Company obtained a $310,000 advance from a related party which is due upon demand and accrues interest at 6.7% annually (unaudited). The Company also issued non-interest bearing notes for $238,000 to a related party to fund short-term operational expenses (unaudited).

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


      (b)  COMMON STOCK

           On July 21, 2000, the Company issued 15,000,000 shares of common stock to a related party in exchange for all of the outstanding shares of stock and membership interest in Broadband Consumer Products, Inc. (BCP) and Gotcha.com, LLC. The estimated fair value of BCP and Gotcha.com, LLC, was $5,000 and $10,000, respectively.

           In November 2000, the Company sold Gotcha.com, LLC to a related party in exchange for a $10,000 reduction to their outstanding notes payable.

           On July 24, 2000, the Company issued 1,400,000 shares of common stock to a board member in exchange for $300,000 cash and $500,000 in a note receivable. The note has a stated interest rate of 5% per annum and is due on July 24, 2005.

      (c)  WARRANTS

           On July 31, 2000, the Company issued warrants to Litronic Inc., a company in which a board member and common stockholder holds a controlling interest, for the purchase 400,000 shares of common stock at a price per share of $1.00. The warrants vested immediately upon grant and have an exercise period of five years. For the warrants, the fair-value based method prescribed by SFAS No. 123 was used to determine compensation costs. As prescribed by EITF 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services, the Company measured compensation cost upon the date of grant which resulted in no compensation costs for the period ended December 31, 2000.

      (d)  BUILDING LEASE

           The Company leases its facility under a noncancelable operating lease from a related party. During the period from April 30, 2000 (inception) to December 31, 2000, the Company received $28,000 from an affiliate representing sublease income. Subsequent to the period ended December 31, 2000, the Company terminated its verbal agreement to sublease the facility. The terms of the lease are consistent with other third-party arrangements.

(6)   STOCK OPTIONS

      The Company adopted a stock option plan (the Plan) for individuals in connection with employment and consulting agreements. The Plan authorizes grants of options to purchase up to 3,600,000 shares of authorized but unissued common stock. The options granted become exercisable in accordance with specified vesting schedules, as defined, in the individual agreements and have an exercise term of ten years from the date of grant.

      During the period from April 30, 2000 (inception) to December 31, 2000, the Company granted options to purchase 1,667,500 shares of common stock to employees, of which 100,000 shares were vested at December 31, 2000. The options generally vest as follows: 25% upon completion of one year of service, with the remaining 75% in equal monthly installments over the next three years. The Company granted certain employee stock options at an exercise price below the fair value. Compensation costs for these

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


      options of $77,230 and $125,272 (unaudited) were recorded and are included in payroll and related expenses in the accompanying consolidated statement of operations for the period from April 30, 2000 (inception) to December 31, 2000 and the three months ended March 31, 2001 (unaudited), respectively.

      The Company granted nonqualified stock options to purchase 150,000 shares of common stock to consultants. The fair value of each option was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: average risk-free interest rate of 5.8%; dividend yield of .00%; average expected lives of five years; and volatility of .00%. The weighted average fair value per option granted was $1.00. The Black-Scholes model was developed to estimate the fair value of freely-tradable, fully-transferable options without vesting restrictions. These models also require highly subjective assumptions, including future stock price volatility and expected time until exercise, which greatly affect the calculated fair value on the grant date. Compensation costs for these options of approximately $215,670 and $38,033 (unaudited) were recorded and are included in payroll and related expenses in the accompanying consolidated statement of operations for the period from April 30, 2000 (inception) to December 31, 2000 and the three months ended March 31, 2001 (unaudited), respectively.

      A summary of the stock option activity is as follows:

                                                                           WEIGHTED
                                                           NUMBER OF        AVERAGE
                                                            SHARES       EXERCISE PRICE
                                                           ---------     --------------
               Balance at April 30, 2000                          --         $  --
                  (inception)

               Options granted                             1,667,500          1.00
                                                           ---------

               Balance at December 31, 2000                1,667,500          1.00
                                                           =========         =====

               Exercisable and vested options at
                  December 31, 2000                          250,000         $1.00
                                                           =========         =====

      The Company applies APB Opinion No. 25 in accounting for its option plan. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company's net loss for the period from April 30, 2000 (inception) to December 31, 2000, would have been increased to the pro forma amounts indicated below:

                         Net loss:
                            As reported              $(2,203,638)
                            Pro forma                 (2,238,529)
                                                     ===========

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


      The following table summarizes information regarding options outstanding and options exercisable at December 31, 2000:

                                OPTIONS OUTSTANDING
                  -------------------------------------------------
                                     WEIGHTED-                                 OPTIONS EXERCISABLE
                                      AVERAGE                           ----------------------------------
                  OUTSTANDING AT     REMAINING        WEIGHTED-         EXERCISABLE AT       WEIGHTED-
      EXERCISE     DECEMBER 31,     CONTRACTUAL    AVERAGE EXERCISE      DECEMBER 31,     AVERAGE EXERCISE
       PRICE           2000            LIFE             PRICE                2000              PRICE
      --------    --------------    -----------    ----------------     --------------    ----------------
       $1.00        1,667,500          9.35             $1.00              250,000             $1.00
       =====        =========          ====             =====              =======             =====

      In March 2000, the Financial Accounting Standards Board (FASB) issued FASB interpretation No. 44 (FIN 44), Accounting for Certain Transactions Involving Stock Compensation - an Interpretation of APB 25. FIN 44 clarifies the application of Opinion 25 for (a) the definition of employees for purposes of applying Opinion 25, (b) the criteria for determining whether a stock plan qualifies as a noncompensatory plan, (c) the accounting consequences of various modifications to the terms of previously fixed stock options or awards and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain conclusions cover specific events that occurred after either December 15, 1998 or January 12, 2000. Adoption of FIN 44 did not have a material effect on the Company's financial position or results of operations.

(7)   COMMITMENTS AND CONTINGENCIES

      (a)  LEASES

           The Company leases its facility (also see note 5(d)) and certain equipment under noncancelable operating leases.

           At December 31, 2000, future minimum annual rental commitments under these lease obligations were as follows:

                   Year ending December 31:
                      2001                               $127,000
                      2002                                 48,000
                      2003                                 39,000
                                                         --------
                                                         $214,000
                                                         ========

           Rent expense was approximately $72,000 for the year ended December 31, 2000.

      (b)  WAVE SYSTEMS CORPORATION

           The Company entered into a purchase, development and deployment agreement on October 2, 2000 with Wave Systems Corporation (Wave), as amended on May 10, 2001. The fees for this agreement will be charged for development of EMBASSY-enabled products and applets at an estimated total cost of $5,000,000. The development fees are to be paid in monthly installments of $277,778 commencing at the beginning of the development period on June 1, 2001 and will continue through December 1, 2002.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


           In accordance with the agreement, upon default of the scheduled development payments, the unpaid amounts convert into common stock acquisition rights exercisable by Wave within five business days subsequent to a written notice to the Company. The conversion shares equal the fair market value of the Company's stock that would equal
           (a) the average closing price for ten trading days if the Company's stock is publicly traded or (b) the per share price of any class of stock yielding proceeds of $5,000,000 if the stock is not publicly traded, on the date of exercise divided by the amount outstanding at the time of the default. The acquisition right is exercisable within ten years from default and is exercised automatically upon any liquidation proceedings or the filing of a registration statement for a public offering, if the default occurred prior to the Company's public offering. The Company is also required to reserve 1,150,000 shares for any such defaults. The product development is required to be completed by December 31, 2002.

      (d)  ELECTRONIC DATA SYSTEMS (EDS)

           On November 6, 2000, the Company entered into a strategic alliance agreement with EDS to initiate the program management office for the International School Licensing Corporation (ISLC) project, develop the ISLC site launch pages, and begin the strategic planning exercise to refine the ISLC E-Business strategy, together with the Company's long-term planning. The fees for the agreement are based on a time and materials basis. The Company has recorded product development fees of $102,000 and $1,140,000 (unaudited) for the period from April 30, 2000 (inception) to December 31, 2000 and the three months ended March 31, 2001 (unaudited), respectively, which were accrued for at each period end.

      (d)  FIRSTUSE.COM

           The Company entered into a licensing, distribution and revenue share agreement on November 6, 2000 with Firstuse.com. The agreement contains a provision for payment of Market Development fees in the amount of $200,000, which will be paid by the Company in $20,000 monthly installments beginning in March 2001. The revenue share agreement calls for a 50/50 split of gross revenues for all Firstuse.com transactions or sub-license revenue derived from integration into the Company's products distributed on the EMBASSY platform or any other Firstuse.com enabled software or platform distributed. After paying the first monthly installment, the Company has the option to terminate Market Development payments in exchange for increasing Firstuse.com's split of gross revenues to 80/20 until Firstuse.com has received the balance of the unpaid Market Development funds. In March 2001, the Company exercised its option to terminate the monthly installments. There have been no Firstuse.com or related sub-license sales as of December 31, 2000 or March 31, 2001 (unaudited).

      (e)  BURSON-MARSTELLER

           The Company entered into an agreement with a public relations firm to introduce and increase the consumer, trade and general business media coverage of the client's brand and to develop, enhance and protect the Company's brand value. The Company agreed to pay $15,000 per month plus expenses for these services for a one-year period. The first monthly payment for August 2000 was prorated with the first $15,000 payment commencing on September 1, 2000.

                    BIZ INTERACTIVE ZONE, INC. AND SUBSIDIARY
                        (A Development Stage Enterprise)

                   Notes to Consolidated Financial Statements

                December 31, 2000 and March 31, 2001 (Unaudited)


(8)   SUBSEQUENT EVENTS

      In addition to the product purchase, development and deployment agreement effective October 2, 2000, the Company issued 3,600,000 shares of Series B preferred stock in exchange for 2,000,000 shares of Class A common stock, par value $.01 per share of Wave on February 2, 2001. The Company also entered into a purchase and sale agreement on March 20, 2001, in accordance with which, the Company sold 1,000,000 shares of Wave common stock for net proceeds of $3,400,000 on June 5, 2001.

      In February 2001, the Company entered into a letter of agreement to be acquired by Litronic Inc., a company owned by a board member and stockholder. Upon consummation of this merger, each share of the Company's common stock and Series A preferred stock, except for any dissenting shares, issued and outstanding immediately prior to the effective time of the reorganization, is to be converted at a conversion ratio currently estimated at 0.4751248 shares of Litronic's common stock. Each of the issued and outstanding shares of the Company's Series B preferred stock is to be converted at a conversion ratio currently estimated at 0.8564122 shares of Litronic's common stock (unaudited). Upon consummation of the merger, the Company will become a wholly-owned subsidiary of Litronic.

      At the effective time, Litronic is to also assume each then outstanding option and each outstanding warrant to purchase the Company's common stock and convert each option and warrant into an option or warrant to acquire Litronic's shares of common stock determined by multiplying the number of shares of the Company's common stock subject to the option or warrant at the effective time by the exchange ratio, at an exercise price per share of Litronic's common stock equal to the exercise price per share of the Company's option or warrant immediately prior to the effective time, divided by the exchange ratio and rounded up to the nearest whole cent. The other terms of the Company's options and warrants, including vesting schedules, is to remain unchanged. Additionally, the warrant to purchase 400,000 shares of the Company's common stock held by Litronic is to be cancelled upon consummation of the merger.

      On April 9, 2001 (unaudited), the Company entered into a software license agreement with Broadcom Corp., (Broadcom) in which Broadcom is willing to grant BIZ a non-exclusive, non-transferable, royalty-free license to use software solely for use in connection with Broadcom products.

      On May 22, 2001 (unaudited), the Company entered into an agreement in which Wave will fund the next stages of certain product development (Project) in an amount equal to that already invested by BIZ, up to a maximum of $129,817 (unaudited). Any additional investments required for the Project beyond Wave's initial funding will be shared equally by Wave and the Company. Should BIZ fail to pay its share of additional investment in the project, then the Company will lose its share of ownership of the results of the Project.

                                   APPENDIX E

                                  LITRONIC INC.
                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN



        1. PURPOSE OF THE PLAN. The purpose of this Amended and Restated 1999 Stock Option Plan ("Plan") of Litronic Inc., a Delaware corporation ("Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

        2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the option. All options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, that aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with the Rule 16b-3 requirements.

        3. ADMINISTRATION OF THE PLAN.

                3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two nor more than five persons, who shall be directors of the Company; provided, however, that if at any time the Board consists of only a sole director, that sole director shall constitute the Committee.

                3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 7. The option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

                3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt whatever rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. The vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

                3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

                3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

        4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make whatever changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no change, addition, suspension, or termination by the Board shall (i) materially impair any Option previously granted under the Plan without the express written consent of the Optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to Optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in
Section 8, without stockholder approval.

        5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 4,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for shares of Common Stock or to which shares of Common Stock shall be adjusted. The committee is authorized to grant Options under the Plan with respect to those shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares), may again be made subject to grant under the Plan.

        6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company or employees of companies that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one Option to purchase Common Stock, whether the Option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in Section 10.3.

        7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, determines, as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option

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agreement evidencing the Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of the Option. The option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of the resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell the shares of Common stock underlying the option for at least six months after the date of grant or (b) approved by the entire Board or by the stockholders of the Company.

        8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the Company's Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of the ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding that date, or, if shares were not traded on that date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the last sale price for the Common Stock on the day immediately preceding that date as reported by Nasdaq or the successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the closing bid price for the Common stock on that date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

        9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an optionee holds ISOs that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of the ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of the limit, shall be deemed to be NQOs.

        10. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

                10.1 OPTION PERIOD. The Option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the Option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% stockholder at the date on which the Option is granted as described in Section 8.

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                10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee.

                10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company terminates for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without imitation, any such agreement pursuant to Section 15), he or she may, at any time before the expiration of three months after termination or before expiration of the Option, whichever first occurs, exercise the Option (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); (ii) if the Employee Optionee's employment terminates due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), the Option may be exercised by the Employee Optionee (or by his guardians), or conservator(s), or other legal representatives)) before the expiration of 12 months after termination or before expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him or her at the date of his or her death shall be exercisable by his or her legal representative(s), legatee(s), or heir(s), or by his or her beneficiary or beneficiaries so designated by him or her, as the case may be, within 12 months after his or her death or before the expiration of the option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of his or her death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 14, his or her Option shall terminate immediately upon termination of employment, and the Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct which (1) injures or impairs the reputation, goodwill, or business of the Company; (2) involves the misappropriation of funds of the Company, or the misuse of data, information or documents acquired in connection with employment by the Company; or (3) violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

        11. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

                11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing the option, by giving written notice of exercise to the Company at its principal executive office.

                11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, the exercise notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

                11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the

Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of the shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 8.

                11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the option on his or her behalf as permitted by Section 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of that person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that the restriction is not necessary under then pertaining law. The providing of the representation and the restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan if, at the time of grant of the Option relating to receipt or upon receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended; and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of the shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority; or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of the shares.

                11.5 STOCKHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 10.3) shall be recorded an the books of the Company as the owner of the shares, and the Company shall deliver to the record owner one or more duly issued stock certificates evidencing ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until that person has become the holder of record of the shares. Except as provided in Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date that person becomes the holder of record of the shares.

                11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

        12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any optionee under the Plan.

        13. ADJUSTMENTS.

                (a) Except to the extent already contemplated by Section 5, if the outstanding Common Stock is hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and

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

        kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of the event. The adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share.

                (b) Upon the dissolution or liquidation of the Company, any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee.

                (c) Upon a Reorganization (as hereinafter defined), then,

                        (i) If there is no plan or agreement with respect to the
                Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee; or

                        (ii) If there is a Reorganization Agreement, and the
                Reorganization Agreement specifically provides for the adjustment, change, conversion or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under the outstanding and unexercised Options, and shall adjust the shares remaining under the Plan which are then available for the issuance of Options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of the Options and shares.

                (d) The term "Reorganization" as used in this Section 13 means any reorganization, merger, consolidation, share exchange or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options or the shares subject thereto, in any Reorganization Agreement which it does adopt.

                (e) The Committee shall provide to each Optionee then holding an outstanding and unexercised Option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this Section 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each Optionee shall have the right during that period to exercise his or her Option only to the extent that the Option was exercisable on the date the notice was provided to the Optionee.

                Any adjustment to any outstanding ISO pursuant to this Section 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan ("old option"), the Board of Directors of the Company or of any surviving

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

        or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                (f) No modification, extension, renewal, or other change in any Option granted under the Plan may be made, after the grant of the Option, without the Optionee's consent, unless it is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, Optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under
        Section 424(h) of the Code.

                (g) All adjustments and determinations under this Section 13 shall be made by the Committee in good faith in its sole discretion.

        14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by this agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had ever come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

        15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, the exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon the exercise, then in that event, the exercise of the Option shall not be effective unless the withholding has been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the mount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in Section 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any mount required to be withheld that would otherwise result in the withholding of fractional share.

The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

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        16. TERM OF PLAN.

                16.1 EFFECTIVE DATE. Subject to stockholder approval, the Plan, as amended and restated, shall become effective as of the date that stockholder approval of the Plan is obtained.

                16.2 TERMINATION DATE. Except as to Options granted and outstanding under the Plan prior to that time, the Plan shall terminate at midnight on February 9, 2009 (the date on which the original 1999 Stock Option Plan was adopted by the Board and the stockholders of the Company), and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in
Section 4.

        17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

        18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of Delaware.

        19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

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                                   APPENDIX F

                             AUDIT COMMITTEE CHARTER

        1. Members. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of "independent" directors of the Board, and shall designate one member as chairperson. For purposes hereof, "independent" shall mean a director who meets the NASD's definition of independent." Each member of the Company's audit committee must be financially literate and one member of the audit committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

        2. Purposes, Duties, and Responsibilities. The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Specifically, the Audit Committee shall:

                (a) Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

                (b) Review with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters.

                (c) Review the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and assess the independence of the outside auditor as required under Independent Standard Boards Standard No. 1.

                (d) Review and discuss with management and the independent auditors the Company's annual audited financial statements, including an analysis of the auditors' judgment as to the quality of the Company's accounting principles.

                (e) Review with management and the independent auditors the results of any significant matters identified as a result of the independent auditors' interim review procedures prior to the filing of each Form 10-Q or as soon thereafter as possible.

                (f) Review the adequacy of the Company's internal controls.

                (g) Review significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company's financial reports.

                (h) Review material pending legal proceedings involving the Company and other contingent liabilities.

                (i) Review the adequacy of the Audit Committee Charter on an annual basis.

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

                (j) Meetings. The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee shall meet in executive session with the independent auditors at least annually. The Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.

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
                                   APPENDIX G



                                VOTING AGREEMENT

               This Voting Agreement is entered into this 3rd day of July, 2001, by and among BIZ Interactive Zone, Inc. ("BIZ"), Marvin Winkler individually, Steven Blatt, as Trustee of the Winkler Children's Trust 1998, Wave Systems Corp., a Delaware corporation, and JAW Financial, L.P., a California limited partnership (collectively, the "BIZ Stockholders," individually a "BIZ Stockholder"), Kris Shah individually, Kris Shah, as Trustee of the Chandra L. Shah Trust, the Leena Shah Trust and the Kris and Geraldine Shah Family Trust, Dilip Shah, as Trustee of the Dilip Shah and Shila Shah AS Trust, and Ramesh Shah, as Trustee of the Ramesh R. Shah and Patricia L. Shah Living Trust (collectively, the "Litronic Stockholders," individually, a "Litronic Stockholder"), Litronic Inc. ("Litronic"), and Litronic Merger Corp., a wholly owned subsidiary of Litronic ("Litronic Merger Corp.").

                             PRELIMINARY STATEMENTS

               A. Concurrently with the execution of this Agreement, BIZ, Litronic and Litronic Merger Corp. have entered into an Agreement and Plan of Reorganization (as the same may be amended from time to time, the "Reorganization Agreement"), providing for the merger of Litronic Merger Corp. with and into BIZ, with BIZ being the surviving corporation (the "Merger"), which Merger is subject to the approval of the holders of shares of capital stock of BIZ and Litronic as provided in the Merger Agreement, the Nasdaq Rules, the California Corporations Code, as amended and the Delaware General Corporation Law, as amended. Capitalized terms not otherwise defined herein shall have the same meaning as the Reorganization Agreement.

               B. The BIZ Stockholders own the shares of capital stock of BIZ ("BIZ Stock") set forth opposite their respective names on Exhibit A hereto. The Litronic Stockholders own the shares of capital stock of Litronic ("Litronic Stock") set forth opposite their respective names on Exhibit B hereto. As used herein, the terms BIZ Stock and Litronic Stock, as the case may be, includes all shares of such stock, as to which each BIZ Stockholder or Litronic Stockholder, as applicable (at any time prior to the termination of this Agreement) is the beneficial or record owner or is otherwise able to direct the voting thereof and all securities issued or exchanged with respect to any such shares upon any reclassification, recapitalization, reorganization, merger, consolidation, spin-off, stock split, combination, stock or other dividend or any other change in BIZ's or Litronic's capital structure, as applicable.

               C. To induce Litronic and Litronic Merger Corp. to enter into the Reorganization Agreement, BIZ has agreed, upon the terms and subject to the conditions set forth herein, to cause BIZ Stockholders to execute this Agreement.

               D. To induce BIZ to enter into the Reorganization Agreement, Litronic has agreed, upon the terms and subject to the conditions set forth herein, to cause Litronic Stockholders to execute this Agreement.

               NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

        1.     REPRESENTATIONS AND WARRANTIES.

               (a) BIZ STOCKHOLDERS. Each BIZ Stockholder, severally and not jointly, represents and warrants to BIZ, the Litronic Stockholders, Litronic and Litronic Merger Corp. that (i) except as set forth in
        Schedule 1 hereto, such BIZ Stockholder is the beneficial and record owner of the BIZ Stock set forth on Exhibit A hereto, free and clear of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance, (ii) such BIZ Stockholder has the sole right to vote such BIZ Stock free of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance (other than any general fiduciary obligation imposed by law), (iii) such BIZ Stockholder has the full and unrestricted legal power, authority and right to enter into, execute and deliver this Agreement without the consent or approval of any other person, (iv) this Agreement is the valid and binding agreement of such BIZ Stockholder and
        (v) no investment banker, broker or finder is entitled to a commission or fee from such BIZ Stockholder or BIZ in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the BIZ Stockholder.

               (b) LITRONIC STOCKHOLDERS. Each Litronic Stockholder, severally and not jointly, represents and warrants to BIZ that (i) except as set forth in Schedule 2 hereto, such Litronic Stockholder is the beneficial and record owner of the Litronic Stock set forth on Exhibit B hereto, free and clear of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance, (ii) such Litronic Stockholder has the sole right to vote such Litronic Stock free of any mortgage, pledge, lien, security interest, claim, restriction on voting or otherwise or other encumbrance (other than any general fiduciary obligation imposed by law), (iii) such Litronic Stockholder has the full and unrestricted legal power, authority and right to enter into, execute and deliver this Agreement without the consent or approval of any other person, (iv) this Agreement is the valid and binding agreement of such Litronic Stockholder and (v) no investment banker, broker or finder is entitled to a commission or fee from such Litronic Stockholder or Litronic in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Litronic Stockholder.

        2. BIZ'S REPRESENTATIONS AND WARRANTIES. BIZ hereby represents and warrants to the BIZ Stockholders, the Litronic Stockholders, Litronic, and Litronic Merger Corp., as the date hereof, that BIZ has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by BIZ, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of BIZ. This Agreement has been duly executed and delivered by BIZ and constitutes a valid and binding obligation of BIZ enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, materially conflict with, or result in any material violation of, or material default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation or bylaws of BIZ, any material trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to BIZ or to BIZ's property or assets.

        3. LITRONIC'S AND LITRONIC MERGER CORP.'S REPRESENTATIONS AND WARRANTIES. Litronic and Litronic Merger Corp. hereby represent and warrant to the Litronic Stockholders, BIZ and the BIZ Stockholders, as of the date hereof, that each of Litronic and Litronic Merger Corp. has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of Litronic and Litronic Merger Corp., and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of each of Litronic and Litronic Merger Corp. This Agreement has been duly executed and delivered by each of Litronic and Litronic Merger Corp. and constitutes a valid and binding obligation of each of Litronic and Litronic Merger Corp. enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, materially conflict with, or result in any material violation of, or material default (with or without notice or lapse of time or both) under any provision of, the certificates of incorporation or bylaws of each of Litronic and Litronic Merger Corp., any material trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to each of Litronic and Litronic Merger Corp. or to their respective property or assets.

        4.     NO VOTING TRUSTS, AGREEMENTS OR ARRANGEMENTS.

               (a) BIZ STOCKHOLDERS. Each BIZ Stockholder hereby revokes any and all proxies and voting instructions with respect to the BIZ Stock previously given, if any, by such BIZ Stockholder and such BIZ Stockholder agrees that it will not grant or give any other proxies or voting instructions with respect to the voting of the BIZ Stock, enter into any voting trust, agreement or other arrangement or agreement with respect to the voting of the BIZ Stock (and if given or executed, such proxies, voting instructions, voting trust or other arrangement or agreement shall not be effective), or agree, in any manner, to vote the BIZ Stock for or against any proposal submitted to the stockholders of BIZ except in furtherance of the proposals set forth in Section 5 hereof.

               (b) LITRONIC STOCKHOLDERS. Each Litronic Stockholder hereby revokes any and all proxies and voting instructions with respect to the Litronic Stock previously given, if any, by such Litronic Stockholder and such Litronic Stockholder agrees that it will not grant or give any other proxies or voting instructions with respect to the voting of the Litronic Stock, enter into any voting trust, agreement or other arrangement or agreement with respect to the voting of the Litronic Stock (and if given or executed, such proxies, voting instructions, voting trust or other arrangement or agreement shall not be effective), or agree, in any manner, to vote the Litronic Stock for or against any proposal submitted to the stockholders of Litronic except in furtherance of the proposals set forth in Section 5 hereof.

        5. AGREEMENT TO VOTE SHARES. Each of the BIZ Stockholders and the Litronic Stockholders shall vote their BIZ Stock and Litronic Stock, respectively, as follows:

               (a)    THE MERGER.

                      (i) During the period from the date of this Agreement through the earlier of (i) the date upon which the Merger Agreement is validly terminated or (ii) the date upon which the Merger becomes effective (the "Effective Date"), each of BIZ Stockholders and Litronic Stockholders shall vote their BIZ Stock and Litronic Stock, as applicable in favor of approval of the execution and delivery of the Merger Agreement, the Merger, and other transactions contemplated by the Merger Agreement at the meetings of the stockholders of BIZ and Litronic (or by written consent if no meeting is held), as applicable.

                      (ii) During the period from the date of this Agreement through the earlier of (i) the date upon which the Merger Agreement is validly terminated or (ii) the Effective Date, each of the BIZ Stockholders and each of the Litronic Stockholders shall not solicit, encourage or recommend to other stockholders of BIZ or Litronic, as applicable, that they (A) vote their shares of capital stock of BIZ and Litronic, as applicable, or any such other securities in any manner contrary to the terms of the Reorganization Agreement and the transactions contemplated thereby, (B) not vote their shares of capital stock of BIZ and Litronic, as applicable, at all, (C) tender, exchange or otherwise dispose of their shares of capital stock of BIZ and Litronic, as applicable, pursuant to a Competing Transaction, as hereinafter defined, or (D) attempt to exercise any statutory appraisal or other similar rights they may have.

                      (iii) Unless otherwise instructed in writing by BIZ, in the case of the BIZ Stockholders, and Litronic or Litronic Merger Corp., in the case of the Litronic Stockholders, during the term of this Agreement, each of the BIZ Stockholders and each of the Litronic Stockholders will vote their BIZ Stock and Litronic Stock against any Competing Transaction.

                      (iv) Except with the prior written consent of BIZ, in the case of the BIZ Stockholders, and Litronic or Litronic Merger Corp., in the case of the Litronic Stockholders, during the term of this Agreement, each of the BIZ Stockholders and each of the Litronic Stockholders agrees that such BIZ Stockholder and Litronic Stockholder, as applicable, will not, and shall use its commercially reasonable efforts not to permit any employee, attorney, accountant, investment banker or other agent or representative of such BIZ Stockholder or Litronic Stockholder, as applicable, to initiate, solicit, negotiate, encourage, or provide confidential information in order to facilitate any Competing Transaction.

                      (v) For purposes of this Agreement, a "Competing Transaction" means a transaction of any kind (including, without limitation, a merger, consolidation, share exchange, reclassification, reorganization, recapitalization, sale or encumbrance of substantially all the assets of BIZ or Litronic or their respective capital stock) proposed by any person(s) in lieu of or in opposition to the Merger Agreement and the Merger.

               (b)    BOARD OF DIRECTORS.

                      (i) Subject to the Closing having occurred and for a period of three (3) years after the termination of this Agreement as set forth in Section 10, each of the BIZ Stockholders and Litronic Stockholders shall vote all of his or its shares in the capital stock of Litronic, now owned or hereafter acquired or which each party may be empowered to vote, from time to time and at all times in whatever manner shall be necessary, to ensure that at each Annual or Special Meeting of Stockholders called for that purpose, the following persons are elected to Litronic's Board of Directors: (a) three persons selected by Marvin Winkler (the "BIZ Nominees"); (b) three persons selected by Kris Shah ("Litronic Nominees"); and (c) one person selected jointly by Marvin Winkler and Kris Shah ("Joint Nominee"). Litronic shall take appropriate action to cause the BIZ Nominees to be allocated as evenly as possible among Litronic's three classes of directors. The first BIZ Nominee shall be proposed by Litronic for the class having the longest unexpired term and the remaining BIZ Nominees shall be proposed by Litronic for the other classes sequentially, commencing with the class having the second longest unexpired term.

                      (ii) If any vacancy should occur in the Board of Directors of Litronic due to death, disability, resignation or any other reasons, Litronic shall cause that vacancy on its Board of Directors to be filled by a person designated by Marvin Winkler (in the event of a BIZ Nominee), by Kris Shah (in the event of a Litronic Nominee) or jointly by Marvin Winkler and Kris Shah (in the event of a Joint Nominee). The party that nominated the director shall be entitled to remove such director, without or without cause; provided, however, in the event of the removal of a Joint Nominee, both Kris Shah and Marvin Winkler shall agree to such removal.

                      (iii) The BIZ Stockholders and Litronic Stockholders shall not vote any BIZ Stock or Litronic Stock, as applicable, in favor of the removal of a Litronic Nominee or a BIZ Nominee, respectively, unless the right to nominate such director by the BIZ Stockholders (in the event of the removal of a BIZ Nominee) or the Litronic Stockholders (in the event of the removal of a Litronic Nominee) no longer exists pursuant to the terms of this Agreement.

        6. LIMITATION ON SALES. During the Term of this Agreement, except pursuant to the Merger, each of the BIZ Stockholders and each of the Litronic Stockholders agree not to sell, assign, transfer, loan, tender, pledge, hypothecate, exchange, encumber or otherwise dispose of, or issue an option or call with respect to, any of the BIZ Stock and Litronic Stock, as applicable, or impair such BIZ Stockholder's and Litronic Stockholder's shares; provided, that any of the BIZ Stockholders and Litronic Stockholders may sell or otherwise dispose of any of his or her BIZ Stock and Litronic Stock, as applicable, if the transferee of such BIZ Stock and Litronic Stock, as applicable, agrees to be bound by and subject to the terms and conditions of this Agreement as if such transferee had executed this Agreement on the date hereof as a BIZ Stockholder or Litronic Stockholder, as applicable.

        7.     SPECIFIC PERFORMANCE.

               (a) Each of the Litronic Stockholders acknowledges that it will be impossible to measure in money the damage to BIZ if such Litronic Stockholder fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, BIZ will not have an adequate remedy at law or in damages. Accordingly, each Litronic Stockholder agrees that injunctive relief or any other equitable remedy in addition to any remedies at law or damages is the appropriate remedy for any such failure and will not oppose the granting of any such remedy on the basis that BIZ has an adequate remedy at law. Each of the Litronic Stockholders agrees not to seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with BIZ seeking or obtaining such equitable relief.

               (b) Each of the BIZ Stockholders acknowledges that it will be impossible to measure in money the damage to Litronic and Litronic Merger Corp. if such BIZ Stockholder fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, Litronic and Litronic Merger Corp. will not have an adequate remedy at law or in damages. Accordingly, each BIZ Stockholder agrees that injunctive relief or any other equitable remedy in addition to any remedies at law or damages is the appropriate remedy for any such failure and will not oppose the granting of any such remedy on the basis that Litronic and Litronic Merger Corp. has an adequate remedy at law. Each of the BIZ Stockholders agrees not to seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Litronic and Litronic Merger Corp. seeking or obtaining such equitable relief.

        8. REASONABLE EFFORTS. Each of the BIZ Stockholders and each of the Litronic Stockholders will use all reasonable efforts to cause to be satisfied the conditions to the obligations of BIZ, Litronic and Litronic Merger Corp., as the case may be, in such stockholder's control to effect the Closing under the Merger Agreement and the election of the directors of the Board of Directors of Litronic as set forth in Section 4(b).

        9. PUBLICITY. Each of the BIZ Stockholders and each of the Litronic Stockholders agree that, from the date hereof through the Closing Date, such stockholder shall not issue any public release or announcement concerning the transactions contemplated by this Agreement and the Merger Agreement without the prior consent of BIZ and Litronic, except as such release or announcement may, in the opinion of such stockholder's counsel, be required by applicable law, in which case such stockholder shall allow BIZ and Litronic reasonable time to comment on such release or announcement in advance of such issuance.

        10.    TERM OF AGREEMENT; TERMINATION.

               (a) The term of this Agreement shall commence on the date hereof and shall terminate upon the earliest to occur of (i) the Effective Time of the Merger (as defined in the Merger Agreement) and
        (ii) the due and proper termination of the Merger Agreement in accordance with its terms ("Term"). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, the obligations to elect certain directors as set forth under
        Section 5(b) of this Agreement shall survive for a period of three (3) years after the end of the Term of this Agreement.

(b) The obligations of each of the BIZ Stockholders and each of the Litronic Stockholders set forth in this Agreement shall not be effective or binding upon any stockholder until after such time as the Reorganization Agreement is executed and delivered by BIZ, Litronic and Litronic Merger Corp.

        11. LEGEND. Simultaneously with the execution of this Agreement, the BIZ Stockholders and the Litronic Stockholders shall conspicuously inscribe on the certificates representing their shares of stock of Litronic or BIZ legend in substantially the following form:

        "The shares represented by this certificate are subject to the provisions of a Voting Agreement, dated July 3, 2001, a counterpart of which has been deposited with the Secretary of the Corporation at its principal office."

        12.    MISCELLANEOUS.

               (a) GOVERNING LAW. The internal laws of the State of California (irrespective of its choice of law principles) will govern the validity of this Agreement, the construction of its terms and the interpretation and enforcement of the rights and duties of the parties hereto.

               (b) ASSIGNMENT: BINDING UPON SUCCESSORS AND ASSIGNS. No party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

               (c) SEVERABILITY. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the interest of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purpose of the void unenforceable provision.

               (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

               (e) OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

               (f) AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

               (g) ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party will be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including, without limitation, costs, expenses and fees on any successful appeal).

               (h) NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (at such other address for a party as shall be specified by like notice):

        If to BIZ Stockholders
        or BIZ to:                          c/o Marvin Winkler
                                            2030 Main Street, 12th Floor
                                            Irvine, California 92614
                                            Telecopier: (949) 655-4501

        With a copy to:                     Gray Cary Ware & Freidenrich
                                            4365 Executive Drive, Suite 1600
                                            San Diego, California 92121
                                            Attention: Cameron J. Rains, Esq.
                                            Telecopier: (858) 677-1477

        If to Litronic Stockholders
        or Litronic to:                     c/o Kris Shah
                                            Litronic Inc.
                                            17861 Cartwright Road
                                            Irvine, California 92614
                                            Telecopier: (949) 851-8679

        With a copy to:                     Rutan & Tucker, LLP
                                            611 Anton Blvd., Suite 1400
                                            Costa Mesa, California 92626
                                            Attention: Gregg Amber, Esq.
                                            Telecopier: (714) 546-9035

        All notices and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of delivery,
        (b) in the case of a telecopy, when the party receiving the copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, on the third business day following such mailing.

               (i) CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. A reference to a Section, a Schedule or an Exhibit will mean a Section in, Schedule to or Exhibit to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Agreement which will be considered as a whole.

               (j) FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.


                         [SIGNATURES ON FOLLOWING PAGE]

        The parties have executed this Voting Agreement as of the date first above written.

"BIZ STOCKHOLDERS"         JAW Financial, L.P., a California limited partnership

                           By: JAW Lending, Inc., a California corporation, its general partner

                           By: /s/ Marvin Winkler
                               Marvin J. Winkler, President


                           Winkler Children's Trust 1998

                           By: /s/ Steven Blatt
                               Steven Blatt, Trustee


                           Wave Systems Corp., a Delaware corporation

                           By: /s/ Steven Sprague
                               Name: Steven Sprague
                               Title: CEO


                           /s/ Marvin Winkler
                           Marvin Winkler


"LITRONIC STOCKHOLDERS"    Chandra L. Shah Trust

                           By: /s/ Kris Shah
                               Kris Shah, Trustee


                           Leena Shah Trust

                           By: /s/ Kris Shah
                               Kris Shah, Trustee


                           Kris and Geraldine Shah Family Trust

                           By: /s/ Kris Shah
                               Kris Shah, Trustee

                           Ramesh R. Shah and Patricia L. Shah Living Trust

                           By: /s/ Ramesh R. Shah and Patricia L. Shah
                               Name: Ramesh Shah and Patricia Shah
                               Title: Trustee


                           Dilip Shah and Shila Shah AS Trust

                           By: /s/ Dilip R. Shah and Shila Shah
                               Name: Dilip Shah and Shila Shah
                               Title: Trustee


                           /s/ Kris Shah
                           Kris Shah


"BIZ"                      BIZ Interactive Zone, Inc., a Delaware corporation

                           By: /s/ Marvin Winkler
                               Marvin Winkler, President and Chief Executive Officer


                           By: /s/ Tom Schiff
                               Tom Schiff, Chief Financial Officer


"LITRONIC"                 Litronic Inc.

                           By: /s/ Kris Shah
                               Kris Shah, Chairman and Chief Executive
                               Officer

                           By: /s/ Roy E. Luna
                               Roy E. Luna, Chief Financial Officer


"LITRONIC MERGER CORP."    Litronic Merger Corp., a Delaware corporation

                           By: /s/ Kris Shah
                               Kris Shah, Chairman and Chief Executive
                               Officer

                           By: /s/ Roy E. Luna
                               Roy E. Luna, Chief Financial Officer

                                    EXHIBIT A

                                BIZ Stockholders


--------------------------------------------------------------------------------
              NAME OF STOCKHOLDER                                     SHARES
--------------------------------------------------------------------------------
JAW Financial, LP                                                   14,250,000
--------------------------------------------------------------------------------

The Winkler Children's' Trust 1998                                   750,000
--------------------------------------------------------------------------------

Kris and Geraldine Shah Family Trust dated,
October 9, 1997                                                     1,400,000
--------------------------------------------------------------------------------

Wave Systems Corp., a Delaware Corporation                          3,600,000
--------------------------------------------------------------------------------

                                    EXHIBIT B

                              Litronic Stockholders

--------------------------------------------------------------------------------
              NAME OF STOCKHOLDER                                     SHARES
--------------------------------------------------------------------------------
Kris Shah                                                           1,457,665
--------------------------------------------------------------------------------

Kris Shah, as Trustee of the Chandra L. Shah
Trust                                                                435,301
--------------------------------------------------------------------------------

Kris Shah, as Trustee of the Leena Shah Trust                        435,301
--------------------------------------------------------------------------------

Kris Shah, as Trustee of the Kris and Geraldine
Shah Family Trust                                                  2,349,877
--------------------------------------------------------------------------------

Dilip Shah as Trustee of the Dilip Shah and
Shila Shah AS Trust                                                  206,557
--------------------------------------------------------------------------------

Ramesh Shah, as Trustee of the Ramesh R. Shah
and Patricia L. Shah Living Trust                                    483,657
--------------------------------------------------------------------------------

                                   SCHEDULE 1

No Exceptions.

                                   SCHEDULE 2

No Exceptions.

                                   APPENDIX H


                                  LITRONIC INC.
                        2001 EMPLOYEE STOCK PURCHASE PLAN

        1. PURPOSE OF THE PLAN. The purpose of this Litronic Inc. 2001 Employee Stock Purchase Plan (the "Plan") is to provide Eligible Employees with an incentive to advance the best interests of Litronic Inc. (the "Company") and those Affiliates which may be designated by the Committee, by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms.

        2. DEFINITIONS. For purposes of this Plan, the following definitions shall apply:

               (a) "Account" means the bookkeeping account maintained by the Company, or by a record keeper on behalf of the Company, for a Participant pursuant to Section 8(a).

               (b) "Affiliate" means any "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code, and any "subsidiary corporation" of the Company, whether now or hereafter acquired, as defined in Section 424(f) of the Code.

               (c) "Board of Directors" means the board of directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means the committee established by the Company's Board of Directors to administer this Plan pursuant to
        Section 3.

               (f) "Common Stock" means the common stock, $.01 par value per share, of the Company.

               (g)    "Company" means Litronic Inc., a Delaware corporation.

               (h) "Compensation" means the Eligible Employee's annualized rate of salary in effect at any time during the term of this Plan, exclusive of all overtime earnings, shift differentials, bonus payments, performance awards, stock option exercises, stock appreciation rights, restricted stock exercises, auto allowances, tuition reimbursement and all other forms of remuneration not required by the Eligible Employee's employment relationship.

               (i) "Contributions" means all bookkeeping amounts credited to the Account of a Participant pursuant to Section 8(a).

               (j) "Effective Date" means _________, 2001, the date on which the Company's stockholders approved the Plan.

               (k) "Eligible Employees" means all employees of the Company, including without limitation Officers of the Company, or of any Affiliate which has been designated in writing by the Committee as a participating Affiliate. Notwithstanding the foregoing, "Eligible Employee" shall not include: (i) employees customarily employed less than twenty (20) hours weekly; (ii) employees whose customary employment is for not more than five (5) months in any calendar year; and (iii) employees who, immediately after a Stock Purchase Right is granted, would be deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the shares of the Company or any Affiliate.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Exercise Date" means, with respect to an Offering Period, the last day of that Offering Period.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established
               stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on: (A) in the case of the determination of the price per Share of the Shares subject to a Stock Purchase Right, the Grant Date or Exercise Date, as provided in Section 9(b) hereof or, if such Grant Date or Exercise Date is not a market trading day, then the last market trading day prior to the Grant Date or Exercise Date, as applicable, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (B) in all other cases, the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is regularly quoted by a
               recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on: (A) in the case of the determination of the price per Share of the Shares subject to a Stock Purchase Right, the Grant Date or Exercise Date, as provided in Section 9(b) hereof or, if such Grant Date or Exercise Date is not a market trading day, then the last market trading day prior to the Grant Date or Exercise Date, as applicable, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (B) in all other cases, the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; and

                      (iii) In the absence of an established market for the
               Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.


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               (o)    "Grant Date" means the first day of each Offering Period.

               (p) "Offering Period" means the six consecutive-month period commencing on each January 1 and July 1 during the term of this Plan and during which time payroll deductions will be made from the Compensation of Eligible Employees who become Participants in the Plan; provided, however, that the initial Offering Period shall be a shortened period which shall commence on the Effective Date and end on December 31, 2001.

               (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (r) "Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 7.

               (s) "Plan" means this Litronic Inc. 2001 Employee Stock Purchase Plan, as amended from time to time.

               (t) "Securities Act" means the Securities Act of 1933, as amended.

               (u) "Share" means a share of Common Stock, as adjusted in accordance with Section 17 hereof.

               (v) "Stock Purchase Right" means a right purchase Common Stock granted to a Participant.

               (w) "Subscription Agreement" means the written agreement filed by an Eligible Employee with the Company pursuant to Section 7 to participate in this Plan.

        3.     ADMINISTRATION.

               (a) The Board of Directors shall appoint the Committee, which shall be composed of not less than two members of the Board of Directors. Each member of the Committee, in respect of any transaction at a time when a Participant may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act. The Board of Directors may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board of Directors may also, at any time, assume or change the administration of this Plan.

               (b) The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this

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        Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, Participants and beneficiaries. Notwithstanding anything to the contrary contained in this Plan, except as specifically permitted by the Code, all Stock Purchase Rights granted with respect to any Offering Period must give the respective Participants the same rights and privileges. The Committee may delegate ministerial non-discretionary functions to third parties, including Officers of the Company.

             (c) Any action taken by, or inaction of, the Company, the Board of Directors or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board of Directors or Committee, or Officer of the Company shall be liable for any such action or inaction.

        4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS. The aggregate number of Shares to be made available under this Plan is 1,000,000 Shares, subject to adjustment pursuant to the terms of Section 17. The Shares may be authorized but unissued, or reacquired Common Stock. If a Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of a Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan may be terminated in accordance with Section 22.

        5. OFFERING PERIODS. During the term of this Plan, the Company will offer Stock Purchase Rights to purchase Shares to all Participants during each Offering Period. Each Stock Purchase Right shall become effective on the Grant Date. The term of each Stock Purchase Right shall be six months and shall end on the Exercise Date. The first Offering Period shall commence on the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 22, or, if earlier, until no Shares remain available for Stock Purchase Rights pursuant to Section 4.

        6. ELIGIBILITY. Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 7 below, and subject to Section 12(b) herein.

        7. PARTICIPATION. An Eligible Employee may become a Participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, Subscription Agreements must be filed with the Company prior to the applicable Grant Date and must set forth the amount or whole percentage of the Eligible Employee's Compensation (which shall not be less than 1% and not more than 10% of such Eligible Employee's Compensation) to be credited to the Participant's Account as Contributions each pay period. The Committee may permit Eligible Employees to make separate Contribution elections with respect to the bonus portion of their Compensation, on such terms and conditions as the Committee may prescribe. Subscription Agreements shall contain the Eligible Employee's authorization and consent to the Company's withholding from his or her Compensation the amount of his or her Contributions. Once a Subscription Agreement has become effective for an Offering Period, it will remain effective for subsequent Offering Periods unless the Participant withdraws from participation in the Plan or becomes ineligible to participate; provided, however, that the level of Contributions may be adjusted from time to time pursuant to Section 8 of this Plan.

        8.     METHOD OF PAYMENT OF CONTRIBUTIONS.

               (a) The Company shall maintain on its books, or cause to be maintained by a record keeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

               (b) Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 8 or until his or her participation terminates pursuant to Section 12.

               (c) A Participant may terminate or withdraw his or her Contributions during an Offering Period by completing and filing with the Company, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Company.

               (d) A Participant may discontinue or otherwise change the level of his or her Contributions (within Plan limits) during an Offering Period by completing and filing with the Company, in such form and on such terms as the Committee (or its delegate) may prescribe, a written change in Contributions election which shall be signed by the Participant. Such change shall be effective as soon as administratively practicable after its receipt by the Company. A Participant shall make no more than two elections pursuant to this Section 8(d) in any one Offering Period and any elections in excess of such limit shall be invalid.

9.      GRANT OF STOCK PURCHASE RIGHT.

               (a) On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall be granted a Stock Purchase Right to purchase a number of Shares. Unless a Participant's Plan participation is terminated as provided in Section 12, the Stock Purchase Right automatically shall be exercised on each applicable Exercise Date. The number of Shares subject to the Stock Purchase Right shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the price per Share as determined pursuant to Section 9(b) below, disregarding any fractional Shares.

               (b) The price per Share of the Shares subject to a Stock Purchase Right shall be the lesser of: (i) 85% of the Fair Market Value of a Share of Common Stock on the applicable Grant Date; or (ii) 85% of the Fair Market Value of a Share of Common Stock on the applicable Exercise Date.

               (c) Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Stock Purchase Right or other right to purchase Shares under this Plan to the extent: (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, or any Affiliate, or (ii) such Stock Purchase Right causes such individual to have rights to purchase stock under this Plan and any other plan of the Company or any Affiliate, where such rights are treated as being qualified under Section 423 of the Code, which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Company or of an Affiliate (determined at the time the Stock Purchase Right is granted) for each calendar year in which such Stock Purchase Right is outstanding at any time. For this purpose, a right to purchase Shares accrues when any part of such Stock Purchase Right first becomes exercisable during the calendar year. The right to purchase stock that has accrued under one Stock Purchase Right granted pursuant to this Plan may not be carried over to any other Stock Purchase Right. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply.

        10. EXERCISE OF STOCK PURCHASE RIGHT. Unless a Participant's Plan participation is terminated as provided in Section 12, his or her Stock Purchase Right for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of Shares subject to such Stock Purchase Right shall be purchased at the applicable price with the balance of such Participant's Account. No fractional Shares may be purchased under the Plan. If any amount (which is not sufficient to purchase a whole Share) remains in a Participant's Account after the exercise of his or her Stock Purchase Right on the Exercise Date: (i) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or
(ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such Exercise Date. If a Participant is limited in the number of Shares the Participant may purchase in any Offering Period, any amount remaining in the Participant's Account on the applicable Exercise Date that is sufficient to purchase one or more whole Shares will be refunded to such Participant without interest after the end of the Offering Period.

        11. DELIVERY. As soon as administratively practicable after the Exercise Date, the Company shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Stock Purchase Right. The Company may make available an alternative arrangement for delivery of Shares to a record-keeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such record-keeping service. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to return to the Participant the amount of the balance in his or her Account.

        12.    TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS.

               (a) Upon a Participant's termination from employment with the Company or any Affiliate for any reason, including without limitation, retirement, death, voluntary or involuntary leave of absence (except as otherwise provided in this paragraph), or in the event that a Participant is no longer an Eligible Employee, or if the Participant elects to terminate Contributions pursuant to Section 8(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her in cash, or, in the event of such Participant's death, paid to the person or persons entitled thereto under Section 13, and such Participant's Stock Purchase Right for that Offering Period shall be automatically terminated. For this purpose, an Eligible Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of maternity leave or other approved medical leaves of absence, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

               (b) A Participant who has terminated or withdrawn from participation in the Plan pursuant to Section 8(c) hereof at least thirty (30) days prior to the Exercise Date of an Offering Period shall be excluded from participation in the Plan for the remainder of that Offering Period, but may then be reinstated as a participant for a subsequent Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant who has terminated or withdrawn from participation in the Plan pursuant to
        Section 8(c) hereof less than thirty (30) days prior to the Exercise Date of an Offering Period shall be excluded from participation in the Plan for the remainder of that Offering Period and for one (1) subsequent Offering Period, but may thereafter be reinstated as a participant for a subsequent Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

        13.    DESIGNATION OF BENEFICIARY.

               (a) A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Company receives notice of such Participant's death, and any outstanding unexercised Stock Purchase Right shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) in cash as soon as administratively practicable after the Company receives notice of such Participant's death, and such Participant's Stock Purchase Right shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective.

               (b) Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Company shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        14.    TRANSFERABILITY.

               (a) Neither Contributions credited to a Participant's Account nor any Stock Purchase Rights or rights with respect to the exercise of Stock Purchase Rights or right to receive Shares under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner (other than by will, the laws of descent or distribution, or as provided in Section 13) by the Participant. Stock Purchase Rights may be exercised, during the lifetime of the Participant, only by the Participant. Except for transfer to the Company or its assignees as contemplated by this Plan, none of the Shares issued upon exercise of a Stock Purchase Right nor any beneficial interest therein may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution until the release of such Shares from the Company's repurchase option in accordance with the terms of this Plan. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect, and all amounts shall be paid and all Shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to Section 13.

               (b) If determined by the Committee to be appropriate, the Company shall cause the legends set forth below, or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by applicable state or federal laws or are otherwise deemed appropriate by the Committee:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

               (c) In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records. Neither the Company nor its transfer agent, if any, shall be required to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Plan or to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        15.    CONDITIONS UPON ISSUANCE OF SHARES.

               (a) Shares shall not be issued pursuant to the exercise of a Stock Purchase Right unless the exercise of such Stock Purchase Right and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) As a condition precedent to the exercise of any Stock Purchase Right, the Company may require any person exercising such Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16. USE OF FUNDS; INTEREST. All Contributions received or held by the Company under this Plan will be included in the general assets of the Company and may be used for any corporate purpose. No interest will be paid to any Participant or credited to his or her Account under this Plan.

        17. ADJUSTMENTS OF AND CHANGES IN THE SHARES. In the event that the Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, stock split, combination of shares, or otherwise), or if the number of Shares shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each Share theretofore reserved for sale under this Plan, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share is entitled, as the case may be, or the number or kind of securities which may be sold under this Plan and the purchase price per Share shall be appropriately adjusted consistent with such change in such manner as the Committee (or its delegate) may deem equitable to prevent substantial dilution or enlargement of rights granted to, or available for, Eligible Employees under this Plan.

        18.    PLAN CONSTRUCTION.

               (a) It is the intent of the Company that transactions in and affecting Stock Purchase Rights in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 promulgated under
        Section 16 of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 of the Exchange Act in respect of those transactions and will not be subject to avoidable liability thereunder. Accordingly, this Plan shall be deemed to contain and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 of the Exchange Act to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               (b) This Plan and Stock Purchase Rights issuable hereunder are intended to qualify under Section 423 of the Code.

               (c) If any provision of this Plan or of any Stock Purchase Right would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

        19. EMPLOYEES' RIGHTS. Nothing in this Plan (or in any agreement related to this Plan) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment or such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related hereto shall affect any other contractual right of any Eligible Employee or Participant.

        20. RIGHTS AS A STOCKHOLDER. No Participant shall have any rights as a stockholder until a certificate for Shares has been issued in the Participant's name following exercise of his or her Stock Purchase Right. The Company shall issue (or cause to be issued) such Shares promptly after the Stock Purchase Right is exercised. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to the issuance of such Share certificate. Nothing in this Plan shall be deemed to create any fiduciary relationship between the Company and any Participant.

        21. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        22.    EFFECTIVENESS; AMENDMENT; TERMINATION OF PLAN.

               (a) The Plan shall be effective as of the Effective Date, and shall continue in effect for a term of ten (10) years unless sooner terminated pursuant to this Section 22. No new Offering Periods shall commence on or after ___________, 2011, which is the tenth anniversary of the Effective Date.

               (b) The Board of Directors may amend, modify or terminate this Plan at any time without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by
        Section 423 of the Code or other applicable law, or otherwise deemed necessary or advisable by the Board of Directors. No amendment, modification, or termination pursuant to this Section 22(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Company under any Stock Purchase Right granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Affiliates whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring stockholder approval. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Stock Purchase Rights granted under the Plan prior to the date of such termination.

        23. NOTICES. All notices or other communications by a Participant to the Company contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

        24.    MISCELLANEOUS.

               (a) This Plan and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

               (b) Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

               (c) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company: (i) to establish any other forms of incentives or compensation for employees of the Company, or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose.

               (d) The Company shall provide to each Participant in the Plan, not less frequently than annually during the period such Participant has Stock Purchase Rights outstanding and during any period such individual owns Shares of Common Stock, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                  LITRONIC INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST __, 2001

     The undersigned hereby appoints Kris Shah, individually, the attorney, agent and proxy of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of Litronic Inc. held of record by the undersigned on June 29, 2001, at the Annual Meeting of Stockholders to be held at the Irvine Marriott Hotel, 18000 Von Karman Avenue, Irvine, California 92612, on August __, 2001, at 10:00 a.m., local time, and at any and all adjournments thereof.

[X]     Please mark your votes as in this example.

1. To consider and vote upon a proposal to approve the merger of Litronic Merger Corp. with and into BIZ Interactive Zone, Inc.

              [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

2. To consider and vote upon a proposal to approve our Amended and Restated 1999 Stock Option Plan.

              [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3.      To elect four directors as follows:

        [ ]    FOR                                [ ] WITHHOLD AUTHORITY to
        approval of the election of nominees      vote for all nominees listed
        listed below (except as marked to         below.
        the contrary below).

        (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below)

               Gregg Amber                           Matthew Mederios
               Bruce J. Block                        Marvin J. Winkler

4. To consider and vote upon a proposal to approve amendments to our Amended and Restated Certificate of Incorporation.

              [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

5. To consider and vote upon a proposal to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2001.

              [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

6. To consider and vote upon a proposal to approve the issuance of securities in future financing transactions.

              [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

7. To consider and vote upon a proposal to approve our 2001 Employee Stock Purchase Plan.

              [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 through 7.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    Dated: _______________________________, 2001

                                    Name:_______________________________________

                                    Common Shares:______________________________

                                    ____________________________________________
                                                   Signature

                                    ____________________________________________
                                           Signature (if jointly held)

                                    Please sign exactly as name appears on the records of Litronic Inc. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.